                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A                   File No. 33-14363
                                                               File No. 811-5162

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
                  Pre-Effective Amendment No. ____                           / /
                  Post-Effective Amendment No. 30                            /X/
                                              ----
                                       AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  Amendment No.  30                                          /X/
                                ----

                           DELAWARE GROUP PREMIUM FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1818 Market Street, Philadelphia, Pennsylvania    19103
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)

Registrant's Telephone Number, including Area Code:              (215) 255-1255
                                                                 --------------
       Eric E. Miller, Esquire, 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)
Approximate Date of Public Offering:                                May 1, 2000
                                                                    -----------

It is proposed that this filing will become effective:

         ______ immediately upon filing pursuant to paragraph (b)
         ______ on (date) pursuant to paragraph (b)
         ______ 60 days after filing pursuant to paragraph (a)(1)
         ___X__ on May 1, 2000 pursuant to paragraph (a)(1)
         ______ 75 days after filing pursuant to paragraph (a)(2)
         ______ on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 30 to Registration File No. 33-14363 includes the following:

     1. Facing Page

     2. Contents Page

     3. Part A - Prospectus

     4. Part B - Statement of Additional Information

     5. Part C - Other Information

     6. Signatures

     7. Exhibits

                           DELAWARE GROUP PREMIUM FUND

                                     Class 1


                   1818 Market Street, Philadelphia, PA 19103

                                   Prospectus


                                   May 1, 2000


This Prospectus offers 18 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Balanced Series (formerly Delaware Balanced Series)--seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family.

Capital Reserves Series--seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

Cash Reserve Series--a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund of Delaware Group Cash Reserve, a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.


Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities.

Devon Series--seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Delaware Devon Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family.

Emerging Markets Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

Global Bond Series--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

Growth and Income Series--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family.

Growth Opportunities Series (formerly DelCap Series)--seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV, a separate fund in the Delaware Investments family.

High Yield Series (formerly Delchester Series) -- seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. This Series has the same objective and investment disciplines as Delaware High Yield Opportunities Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

International Equity Series--seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

REIT Series -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, separate funds in the Delaware Investments family.

Select Growth Series (formerly Aggressive Growth Series) -- seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund of Voyageur Mutual Funds III, a separate fund in the Delaware Investments family.

Small Cap Value Series--seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund of Delaware Group Equity Funds V, a separate fund in the Delaware Investments family.

Social Awareness Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family.

Strategic Income Series--seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family.

Trend Series--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Delaware Trend Fund of Delaware Group Equity Funds III, a separate fund in the Delaware Investments family.

U.S. Growth Series - seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund of Delaware Group Adviser Funds, a separate fund in the Delaware Investments family.


         The Global Bond Series and the Convertible Securities Series are not available in the Group Flexible Premium Variable Life Insurance product.

         TABLE OF CONTENTS


Profiles                                         How we manage the Series
                                                 (Strategies, Risks, Portfolio
    Balanced Series                              managers, Financial highlights)
    Capital Reserves Series               Page                              Page
    Cash Reserve Series
    Convertible Securities Series
    Devon Series
    Emerging Markets Series
    Global Bond Series
    Growth and Income Series
    Growth Opportunities Series
    High Yield Series
    International Equity Series
    REIT Series
    Select Growth Series
    Small Cap Value Series
    Social Awareness Series
    Strategic Income Series
    Trend Series
    U.S. Growth Series






Important Information about all Series

    Fund administration (Who's who)       Page
    Share classes
    Purchase and redemption of shares
    Valuation of shares
    Dividends, distributions and taxes

Profile: Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?

Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series o Investors with long-term financial goals.
o  Investors looking for stocks and bonds combined in a single investment.
o  Investors seeking a measure of capital preservation.

Who should not invest in the Series
o  Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Balanced Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Balanced Series. We show how returns for Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Balanced Series)

Year-by-year total return

                        Balanced Series

1990                    -0.18%
1991                    26.59%
1992                    13.85%
1993                     8.18%
1994                    -0.15%
1995                    26.58%
1996                    15.91%
1997                    26.40%
1998                    18.62%
1999                    -7.85%

As of March 31, 2000, Balanced Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Balanced Series' highest quarterly return was [15.89%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-12.93%] for the quarter ended [September 30, 1990.]

               Average annual returns for periods ending 12/31/99

           Balanced Series      S&P 500 Composite      Lehman Brothers Aggregate
                                Stock Price Index      Bond Index

1 year     -7.85%               [00.00%]               [0.00%]
5 years    15.18%               [00.00%]               [0.00%]
10 years   12.16%               [00.00%]               [0.00%]

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Capital Reserves Series

What are the Series' goals?

Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




Who should invest in the Series
o  Investors with long-term financial goals.
o  Investors looking for relatively stable and high income flow.
o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series
o  Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?



This bar chart and table can help you evaluate the potential risks of investing in Capital Reserves Series. We show how returns for Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Capital Reserves Series)]

Year-by-year total return

                      Capital Reserves Series


1990                  8.23%
1991                  8.84%
1992                  7.20%
1993                  7.85%
1994                 -2.68%
1995                 14.08%
1996                  4.05%
1997                  7.60%
1998                  6.78%
1999                 [0.00%]

As of March 31, 2000, Capital Reserves Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Capital Reserves Series' highest quarterly return was [4.35%] for the quarter ended [June 30, 1995] and its lowest quarterly return was [-2.21%] for the quarter ended [March 31, 1994].

Average annual returns for periods ending 12/31/99

                   Capital Reserves Series    Lehman Brothers
                                              Intermediate
                                              Government Corporate
                                              Index

1 year             0.28%                      [0.00%]
5 years            6.46%                      [0.00%]
10 years           6.13%                      [0.00%]


The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Index. Lehman Brothers Intermediate Government Corporate Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Cash Reserve Series

What are the Series' goals?

Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

Cash Reserve Series invests primarily in short- term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.


Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.


We typically maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 13 months. We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.


Cash Reserve Series uses the same investment strategy as Delaware Group Cash Reserve, a separate fund in the Delaware Investments Family of Funds.


What are the main risks of investing in the Series?

Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.


Who should invest in the Series
o  Investors with short-term financial goals.
o Investors who want to own an investment whose value may fluctuate over the short term.
o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.


Who should not invest in the Series
o  Investors with long-term financial goals.
o  Investors looking for relatively high income flow.

How has Cash Reserve Series performed?



This bar chart and table can help you evaluate the potential risks of investing in Cash Reserve Series. We show how returns for Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.



[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Cash Reserve Series)]

Year-by-year total return

                      Cash Reserve Series


1990                  7.56%
1991                  5.58%
1992                  3.25%
1993                  2.48%
1994                  3.68%
1995                  5.48%
1996                  4.93%
1997                  5.10%
1998                  5.08%
1999                 [0.00%]


As of March 31, 2000, Cash Reserve Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Cash Reserve Series' highest quarterly return was [2.22%] for the quarter ended [June 30, 1989] and its lowest quarterly return was [0.58%] for the quarter ended [June 30, 1993.]

                              Average annual returns for periods ending 12/31/99

                   Cash Reserve Series


1 year             4.81%
5 years            5.08%
10 years           4.79%

Profile:  Convertible Securities Series

What are the Series' goals?

Convertible Securities Series seeks a high level of total return on its assets through a combination of current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Convertible Securities Series. We show how returns for Convertible Securities Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (Convertible Securities Series)]

Year-by-year total return

                                  Convertible Securities Series


1998                                         -1.17%
1999                                         [0.00%]

As of March 31, 2000, Convertible Securities Series had a year-to-date return of [-0.00%]. During the periods illustrated in this bar chart, Convertible Securities Series' highest quarterly return was [8.14%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-10.65%] for the quarter ended [September 30, 1998.]

               Average annual returns for periods ending 12/31/99

                                              Merrill Lynch
                   Convertible                Convertible Securities
                   Securities Series          Index

1 year             [0.00%]                    [0.00%]
Since Inception    [0.00%]                    [0.00%]
(5/1/97)


The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Devon Series

What are the Series' goals?

Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series


o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Devon Series. We show how returns for Devon Series have varied over the past two calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Devon Series)]


Year-by-year Total return

                             Devon Series


1998                         24.05%
1999                         [0.00%]

As of March 31, 2000, Devon Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, Devon Series' highest quarterly return was [20.81%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-8.19%] for the quarter ended [September 30, 1998.]

               Average annual returns for periods ending 12/31/99

                   Devon Series               S&P 500 Composite
                                              Stock Price Index

1 year             [0.00%]                    [00.00%]
Since Inception    [0.00%]                    [00.00%]
(5/1/97)

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Emerging Markets Series

What are the Series' goals?

The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

         o Investors with long-term financial goals.

         o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series

         o Investors with short-term financial goals.

         o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

         o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has Emerging Markets Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Emerging Markets Series. We show how returns for Emerging Markets Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Emerging Markets Series)]

Year-by-Year total return (Emerging Markets Series)

                               Emerging Markets Series

1998                           -32.48%
1999                           48.28%

As of March 31, 2000, Emerging Markets Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Emerging Markets Series highest quarterly return was [7.61%] for the quarter ended [March 31, 1998] and its lowest quarterly return was [-22.25%] for the quarter ended [June 30, 1998.]

               Average annual returns for periods ending 12/31/99

                      Emerging Markets           Morgan Stanley
                      Series                     International
                                                 Emerging Markets
                                                 Free Index

1 year                48.28%                     [00.00%]
Since inception       -4.31%                     [00.00%]
(5/1/97)

The Series returns are compared to the performance of the Morgan Stanley International Emerging Markets Free Index. The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Global Bond Series

What are the Series' goals?

Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

         o Investors with long-term financial goals.

         o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.

         o Investors seeking a measure of capital appreciation.

Who should not invest in the Series

         o Investors with short-term financial goals.

         o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has Global Bond Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Global Bond Series)]

Year-by-year total return (Global Bond Series)

                               Global Bond Series

1997                           0.88%
1998                           7.82%
1999                           -3.60%

As of March 31, 2000, Global Bond Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Global Bond Series' highest quarterly return was [4.25%] for the quarter ended [September 30, 1998] and its lowest quarterly return was [-3.07%] for the quarter ended [March 31, 1997.]

               Average annual returns for periods ending 12/31/99


                                                       Salomon Smith
                                                       Barney World
                                                       Government Bond
                          Global Bond Series           Index

1 year                    -3.60%                       [00.00%]
Since inception
(5/2/96)                  4.43%                        [0.00%]

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile:  Growth and Income Series

What are the Series' goals?

The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.

o Investors seeking long-term capital appreciation.

o Investors seeking an investment primarily in common stocks.

o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series

o Investors seeking an investment primarily in fixed-income securities.

o Investors with short-term financial goals.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

How has Growth and Income Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Growth and Income Series)]

Year-by-year total return

                                   Growth and Income Series

1990                               -13.31%
1991                                22.32%
1992                                 8.83%
1993                                15.45%
1994                                -0.20%
1995                                36.12%
1996                                20.72%
1997                                31.00%
1998                                11.35%
1999                                -2.98%

As of March 31, 2000, Growth and Income Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, Growth and Income Series' highest quarterly return was [13.46%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-15.79%] for the quarter ended [September 30, 1990.]


                                                       Average annual return for periods ending 12/31/99

                          Growth and Income            S&P 500 Composite
                          Series                       Stock Price Index
1 year                    -2.98%                       [00.00%]
5 years                   18.39%                       [00.00%]
10 years                  11.95%                       [00.00%]

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?

Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Growth Opportunities Series invests in medium-size or small companies. These companies may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

o Investors with long-term financial goals.
o Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series

o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Growth Opportunities Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Growth Opportunities Series. We show how returns for Growth Opportunities Series have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Growth Opportunities Series)]

Year-by-year total return

                                Growth Opportunities Series

1992                               1.99%
1993                              11.56%
1994                              -3.54%
1995                              29.53%
1996                              14.46%
1997                              14.90%
1998                              18.81%
1999                              [0.00%]

As of March 31, 2000, Growth Opportunities Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Growth Opportunities Series' highest quarterly return was [24.58%] for the quarter ended December 31, 1998 and its lowest quarterly return was [-16.07%] for the quarter ended [September 30, 1998.]

               Average annual returns for periods ending 12/31/99

                    Growth Opportunities   Russell 2000 Index    Russell Midcap
                    Series                                       Growth Index

1 year              [0.00%]                [0.00%]               [0.00%]
5 years             [0.00%]                [0.00%]               [0.00%]
Since Inception     [0.00%]                [0.00%]               [0.00%]
(7/12/91)

The Series returns are compared to the performance of the Russell 2000 Index and the Russell Midcap Growth Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. Russell Midcap Growth Index contains Russell Midcap (800) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?

High Yield seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series

    o Investors with long-term financial goals.
    o Investors looking a fixed-income investment that offers a combination of total return with high current income.
    o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

    o Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?

This bar chart and table can help you evaluate the potential risks of investing in High Yield Series. We show how returns for High Yield Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On ________, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(High Yield Series)]

Year-by-year total return

                           High Yield Series

1990                       -7.13%
1991                       37.54%
1992                       13.44%
1993                       16.36%
1994                       -2.87%
1995                       15.50%
1996                       12.79%
1997                       13.63%
1998                       -1.83%
1999                       -2.64%

As of March 31, 2000, High Yield Series had a year-to-date return of [0.00%.] During the periods illustrated in this bar chart, High Yield Series' highest quarterly return was [15.95%] for the quarter ended [March 31, 1991] and its lowest quarterly return was [-7.20%] for the quarter ended [September 30, 1998.]

                              Average annual returns for periods ending 12/31/99

             High Yield Series          Salomon Smith
                                        Barney Cash Pay
                                        High-Yield Index

1 year       -2.64%                     [0.00%]
5 years      7.19%                      [0.00%]
10 years     8.37%                      [00.00%]

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: International Equity Series

What are the Series' goals?

The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series

         o Investors with long-term financial goals
         o Investors looking for a portfolio of equity securities from foreign countries.
         o Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series

         o Investors with short-term financial goals.
         o Investors who are unwilling to accept the risks of investing in foreign securities.
         o Investors looking for an investment that provides a high level of income.

How has International Equity Series performed?


This bar chart and table can help you evaluate the potential risks of investing in International Equity Series. We show how returns for International Equity Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (International Equity Series)]

Year-by-year total return

                           International Equity Series


1993                       15.97%
1994                        2.57%
1995                       13.98%
1996                       20.03%
1997                        6.60%
1998                       10.33%
1999                       15.76%

As of March 31, 2000, International Equity Series had a year-to-date return of [0.00%.] During the periods illustrated in this bar chart, International Equity Series' highest quarterly return was [14.44%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-14.24%] for the quarter ended [September 30, 1998.]



                               Average annual returns for period ending 12/31/99


                       International Equity       Morgan Stanley Capital
                       Series                     International EAFE (Europe,
                                                  Australia, Far East) Index


1 year                 15.76%                     [00.00%]
5 years                13.24%                     [0.00%]
Since inception
(10/29/92)             11.77%                     [00.00%]


The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: REIT Series

What are the Series' Goals?

The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?


The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.


What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The risks of investing in REIT Series" for further information about these and other risks.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.


Who should invest in the Series

      o Investors seeking a high level of total return.

      o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

      o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series

      o Investors seeking current income.
      o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

      o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has REIT Series performed?

This bar chart and table can help you evaluate the potential risks of investing in REIT Series. We show returns for REIT Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (REIT Series)]

Total return

                                  REIT Series

1999

As of March 31, 2000, REIT Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, REIT Series' highest quarterly return was [00.00%] for the quarter ended [___________, 1999] and its lowest quarterly return was [0.00%] for the quarter ended [____________, 1999.]

                                Average annual return for period ending 12/31/99

                    REIT        NAREIT Equity REIT
                                Index

1 year              [0.00%]     [0.00%]
Since inception     [0.00%]     [0.00%]
(5/4/98)

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?

Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in are subject to greater changes in earnings and business prospects than companies with more earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

Profile: Small Cap Value Series

What are the Series' goals?

Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Small Cap Value Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Small Cap Value Series)]

Year-by-year total return

                               Small Cap Value Series

1994                           0.78%
1995                           23.85%
1996                           22.55%
1997                           32.91%
1998                           -4.79%
1999                           -4.86%


As of March 31, 2000, Small Cap Value Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Small Cap Value Series' highest quarterly return was [12.59%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-16.13%] for the quarter ended [September 30, 1998.]

Average annual returns for period ending 12/31/99

                          Small Cap Value Series       Russell 2000 Index

1 year                    -4.86%                       [0.00%]
5 years                   12.81%                       [0.00%]
Since inception
(12/27/93)                11.07%                       [0.00%]

The Series returns are compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Social Awareness Series

What is the Series' goal?

Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria exclude companies that:
   o  engage in activities likely to result in damage to the natural environment
   o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power
   o  manufacture or contract for military weapons
   o  are in the liquor, tobacco or gambling industries
   o  conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
   o  Investors with long-term financial goals.
   o  Investors looking for capital growth potential.
   o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series
   o  Investors with short-term financial goals.
   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
   o  Investors whose primary goal is to receive current income.

How has Social Awareness Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Social Awareness Series. We show how returns for Social Awareness Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Social Awareness Series)]

                                Year-by-year total return

                      Social Awareness Series

1998                  15.45%
1999                  [0.00%]

As of March 31, 2000, Social Awareness Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Social Awareness Series' highest return was [21.45%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-17.21%] for the quarter ended [September 30, 1998.]

                        Average annual returns for periods ending 12/31/99

                    Social Awareness Series    S&P 500 Composite
                                               Stock Price Index

1 year              [0.00%]                    [00.00%]
Since Inception     [0.00%]                    [00.00%]
(5/1/97)

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Strategic Income Series

What are the Series' goals?

Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:
   o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds).
   o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.
   o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o  Investors with long-term financial goals.
o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.
o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series
o  Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Strategic Income Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Strategic Income Series. We show how returns for Strategic Income Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
(Strategic Income Series)]

                                  Year-by-year total return

                      Strategic Income Series

1998                  2.63%
1999                  [0.00%]

As of March 31, 2000, Strategic Income Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Strategic Income Series' highest quarterly return was [2.05%] for the quarter ended [March 31, 1998] and its lowest quarterly return was [-0.95%] for the quarter ended September 30, 1998.

                        Average annual returns for periods ending 12/31/99

                   Strategic Income Series    Lehman Brothers
                                              Aggregate Bond Index

1 year             [0.00%]                    [0.00%]
Since Inception    [0.00%]                    [0.00%]
(5/1/97)

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is comprised of approximately 6000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds weighted in the index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Trend Series

What are the Series' goals?

Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o  Investors with long-term financial goals.
o  Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series
o  Investors with short-term financial goals.
o  Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Trend Series)]

                                         Year-by-year total return

                              Trend Series

1994                           -0.39%
1995                           39.21%
1996                           11.00%
1997                           21.37%
1998                           16.04%
1999                           70.45%

As of March 31, 2000, Trend Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Trend Series' highest quarterly return was [23.75%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-15.51%] for the quarter ended [September 30, 1998.]

                            Average annual returns for period ending 12/31/99

                          Trend Series                 Russell 2000 Growth Index

1 year                    70.45%                       0.00%
5 years                   29.97%                       00.00%
Since inception
(12/27/93)                24.68%                       00.00%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: U.S. Growth Series

What is the Series' goal?

U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o  Investors with long-term financial goals.
o  Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series
o  Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors whose primary goal is to receive current income.

Information about individual Series

Balanced Series

Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:
   o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.
   o  Strong, capable management teams and competitive products or services.
   o  An attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them

                                                                                           Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest up to 75% of net assets in common stocks.
in a corporation. Stockholders participate in the
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or               The Series may invest in convertible securities; however, we will
corporate bonds that can be exchanged for a set number of         not invest more than 10% of the net assets of the Series in
shares of common stock at a predetermined price. These            convertible securities that are rated below investment grade by an
securities offer higher appreciation potential than               NRSRO or in securities that are unrated but deemed equivalent to
nonconvertible bonds and greater income potential than            non-investment grade.
nonconvertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that          There is no limit on government-related mortgage-backed securities
represent pools of mortgages, with investors receiving            or on fully collateralized privately issued mortgage-backed
principal and interest payments as the underlying mortgage        securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                 We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage         securities issued by private companies whether or not the
Corporation, Fannie Mae and the Government National Mortgage      securities are 100% collateralized. However, these securities must
Association. Others are issued by private financial               be rated at the time of purchase in one of the four highest
institutions, with some fully collateralized by certificates      categories by an NRSRO. The privately issued securities we invest
issued or guaranteed by the government or its agencies or         in are either CMOs or REMICs (see below).
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued      See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately      See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                             How we use them

                                                                                           Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts        We invest only in asset-backed securities rated in one of the four
receivables including home equity, automobile or credit           highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a corporation.        We focus on bonds rated in one of the four highest categories by an NRSRO (or, if unrated, deemed equivalent), with maturities between five and 30 years.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities. (The Series may not have more than 10% of its total assets in repurchase agreements with maturities of over seven days.)
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by       We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holding of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest      We may use interest rate swaps to adjust the Series' sensitivity
rate swap, a series receives payments from another party          to interest rates, or to hedge against changes in interest rates.
based on a floating interest rate in return for making
payments based on a fixed interest rate. An interest rate         Index swaps may be used to gain exposure to markets that the Fund
swap can also work in reverse, with a series receiving            invests in or as a substitute for futures options or forward
payments based on a fixed interest rate and making payments       contracts if such contracts are not directly available to the
based on a floating interest rate. In an index swap, a fund       Series on favorable terms.
receives gains or incurs losses based on the total return of
an index, in exchange for making fixed or floating interest       Interest rate swaps and index swaps will be considered illiquid
rate payments to another party.                                   securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold        among certain institutional buyers without registration, which are
within seven days at approximately the price that the Series      commonly known as "Rule 144A Securities" and repurchase agreements
has valued them.                                                  with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities

Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis

Balanced Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover

The Series modified its investment strategy in April, 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Balanced Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                      Risks                                             How we strive to manage them

                                                                                                Balanced Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond            believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as          interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and generally do not trade for short-term
confidence.                                                       purposes.

                                                                  We may hold a substantial part of Balanced Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

                                                                  We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.

                                                                  In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to
                                                                  represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Balanced Series' assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing         selection process before choosing securities for the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      We do not try to increase return by predicting and aggressively
bonds with longer maturities, will decrease in value if           capitalizing on interest rate moves. Instead, we aim to keep the
interest rates rise.                                              interest rate risk similar to the Lehman Brothers Aggregate Bond
                                                                  Index.

Swaps may be particularly sensitive to interest rates.            We will not invest in swaps with maturities of more than two
Depending on the actual movements of interest rates and how       years. Each business day we calculate the amount the Fund must pay
well the portfolio manager anticipates them, a fund could         for swaps it holds and will segregate cash or other liquid
experience a higher or lower return that anticipated.             securities to cover that amount.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We typically invest only a small portion of the Series' portfolio
adversely affected by political instability, changes in           in foreign securities. When we do purchase foreign securities,
currency exchange rates, foreign economic conditions or           they are often denominated in U.S. dollars. We also tend to avoid
inadequate regulatory and accounting standards.                   markets where we believe accounting principles or the regulatory structure are underdeveloped.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series values them.                                      Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio managers

John Jares and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Balanced Series.

John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March, 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Balanced Series' senior portfolio manager for fixed-income since 1989.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------------- --------------------------------------------------------

                        Balanced Series                                              Year Ended 12/31
                   (formerly Delaware Series)

                                                                  ----------- ---------- ---------- ----------- ----------
                                                                        1999       1998       1997        1996       1995
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------
Net asset value, beginning of year                                              $19.050    $16.640     $15.500    $12.680

Income (loss) from investment operations
Net investment income                                                             0.349      0.435       0.530      0.509
Net realized and unrealized gain (loss) on investments                            2.831      3.575       1.765      2.761
                                                                                  -----      -----       -----      -----
Total from investment operations                                                  3.180      4.010       2.295      3.270
                                                                                  -----      -----       -----      -----

Less dividends and distributions

Dividends from net investment income                                            (0.420)    (0.530)     (0.500)    (0.450)
Distributions from net realized gain on investments                             (1.770)    (1.070)     (0.655)       none
                                                                                -------    -------     -------       ----
Total dividends and distributions                                               (2.190)    (1.600)     (1.155)    (0.450)
                                                                                -------    -------     -------    -------


Net asset value, end of year                                                    $20.040    $19.050     $16.640    $15.500
                                                                                =======    =======     =======    =======


Total return(1)                                                                  18.62%     26.40%      15.91%     26.58%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $201,856   $127,675     $75,402    $63,215
Ratio of expenses to average net assets                                           0.70%      0.67%       0.68%      0.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.70%      0.67%       0.68%      0.69%
Ratio of net investment income to average net assets                              2.20%      2.85%       3.56%      3.75%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                        2.20%      2.85%       3.56%      3.75%
Portfolio turnover                                                                  94%        67%         92%       106%
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Capital Reserves Series

Our investment strategies

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities. The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


-----------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them
                                                             ----------------------------------------------------------------------
                                                                                    Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury            We may invest without limit in U.S. Treasury securities, though they
bills, notes and bonds of varying maturities. U.S.           are typically not our largest holding because they generally do not
Treasury securities are backed by the "full faith and        offer as high a level of current income as other fixed-income
credit" of the United States.                                securities.
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities          There is no limit on government-related mortgage-backed securities or
that represent pools of mortgages, with investors            on fully collateralized privately issued mortgage-backed securities.
receiving principal and interest payments as the
underlying mortgage loans are paid back. Many are            We may invest up to 20% of net assets in mortgage-backed securities
issued and guaranteed against default by the U.S.            issued by private companies whether or not the securities are 100%
government or its agencies or instrumentalities, such        collateralized. However, these securities must be rated at the time
as the Federal Home Loan Mortgage Corporation, Fannie        of purchase in one of the four highest categories by a nationally
Mae and the Government National Mortgage Association.        recognized statistical rating organization such as S&P or Moody's.
Others are issued by private financial institutions,         They must also represent interests in whole-loan mortgages,
with some fully collateralized by certificates issued        multi-family mortgages, commercial mortgages and other mortgage
or guaranteed by the U.S. government or its agencies or      collateral supported by a first mortgage lien on real estate. The
instrumentalities.                                           privately issued securities we invest in are either CMOs or REMICs
                                                             (see below).
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately        See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is
the mortgages that are grouped into different pools
according to their maturity.
-----------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):           See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an
interest in real property. Like CMOs, REMICs offer
different pools.
-----------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by            We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity, automobile       highest categories by a nationally recognized statistical ratings
or credit loans.                                             organization (NRSRO).
-----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a                We focus on bonds with investment grade ratings, that is bonds rated
corporation.                                                 BBB or better by S&P or Baa or better by Moody's. We may invest in bonds that are unrated, if we believe the quality of the securities is comparable to the ratings above.
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S.         We may invest in certificates of deposit from banks that have assets
and foreign banks: Debt instruments issued by a bank,        of at least one billion dollars.
that pay interest.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations      We may invest in commercial paper that is rated P-1 or P-2 by Moody's
with maturities ranging from 2 to 270 days, issued by        and/or A-1 or A-2 by S&P.
companies.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,         Typically, we use repurchase agreements as a short-term investment
such as the Series, and seller of securities in which        for the Series' cash position. In order to enter into these
the seller agrees to buy the securities back within a        repurchase agreements, the Series must have collateral of at least
specified time at the same price the buyer paid for          102% of the repurchase price. The Series will only enter into
them, plus an amount equal to an agreed upon interest        repurchase agreements in which the collateral is composed of U.S.
rate. Repurchase agreements are often viewed as              government securities.
equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate swap agreements: In an interest rate           Interest rate swaps may be used to adjust the Series' sensitivity to
swap, a series receives payments from another party          interest rates by changing its duration. We may also use interest
based on a floating interest rate in return for making       rate swaps to hedge against changes in interest rates.
payments based on a fixed interest rate. An interest
rate swap can also work in reverse, with a series            Interest rate swaps will be considered illiquid securities.
receiving payments based on a fixed interest rate and
making payments based on a floating interest rate.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted               We may invest up to 10% of net assets in illiquid securities. For
securities are privately placed securities whose resale      this Series, the 10% limit includes restricted securities such as
is restricted under securities law.                          privately placed securities that are eligible for resale only among certain institutional buyers without registration, which are commonly
Illiquid securities are securities that do not have a        known as "Rule 144A Securities" and repurchase agreements with
ready market, and cannot be easily sold within seven         maturities of over seven days.
days at approximately the price that the Series has
valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities

Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis

Capital Reserves Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover

We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Capital Reserves Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                  How we strive to manage them
                                                                                 Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on fixed-income
securities in a certain market--like the stock or bond       securities that we believe can continue to make interest and
market--will decline in value because of factors such        principal payments over an extended time frame regardless of interim
as economic conditions, future expectations or investor      market fluctuations. We do not try to predict overall bond market
confidence.                                                  movements and do not trade for short-term purposes.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        We diversify the Series' portfolio. We also follow a rigorous
of securities in a particular industry or the value of       selection process before choosing securities for the portfolio.
an individual stock or bond will decline because of
changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,              We do not try to increase return by predicting and aggressively
particularly bonds with longer maturities, will              capitalizing on interest rate moves.
decrease in value if interest rates rise. Swaps may be
particularly sensitive to interest rate changes.             The Series will not invest in interest rate swaps with maturities of
Depending on the actual movements of interest rates and      more than two years. Each business day we will calculate the amount
how well the portfolio manager anticipates them, a           the Series must pay for any swaps it holds and will segregate enough
series could experience a higher or lower return than        cash or other liquid securities to cover that amount.
anticipated. For example, if a series holds interest
rate swaps and is required to make payments based on
variable interest rates, it will have to make increased
payments if interest rates rise, which will not
necessarily be offset by the fixed-rate payments it is
entitled to receive under the swap agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility        We may hold securities rated in the fourth category of investment
that a bond's issuer (or an entity that insures the          grade; however, we carefully evaluate their creditworthiness before
bond) will be unable to make timely payments of              purchasing the security. When selecting dealers with whom we would
interest and principal.                                      make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.
-----------------------------------------------------------------------------------------------------------------------------------
Debt securities rated in the fourth category of              If the rating of a corporate debt security held by the Series falls
investment grade (e.g., BBB by S&P or Baa by Moody's)        below the fourth rating grade or if we determine that an unrated
may have speculative characteristics. Changes in             security is no longer of comparable quality, we will dispose of the
economic conditions or other circumstances are more          security as soon as practical, unless we think that would be
likely to affect issuers ability to make principal and       detrimental in light of market conditions.
interest payments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                  How we strive to manage them
                                                                                 Capital Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that homeowners will prepay      We take into consideration the likelihood of prepayment when we
mortgages during periods of low interest rates, forcing      select mortgages. We may look for mortgage securities that have
an investor to reinvest their money at interest rates        characteristics that make them less likely to be prepaid, such as low
that might be lower than those on the prepaid mortgage.      outstanding loan balance or below-market interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold, within seven days at
approximately the price that the Series values them.         Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio manager

Gary A. Reed has primary responsibility for making day-to-day investment decisions for the Capital Reserves Series.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


------------------------------------------------------------------ -------------------------------------------------------

  Capital Reserves Series                                                                Year Ended 12/31
                                                                   ---------- ---------- ---------- ----------- ----------
                                                                        1999       1998       1997        1996       1995
------------------------------------------------------------------ ---------- ---------- ---------- ----------- ----------
Net asset value, beginning of year                                               $9.790     $9.690      $9.930     $9.300

Income (loss) from investment operations
Net investment income                                                             0.556      0.613       0.623      0.643
Net realized and unrealized gain (loss) on investments                            0.090      0.100     (0.240)      0.630
                                                                                  -----      -----     -------      -----
Total from investment operations                                                  0.646      0.713       0.383      1.273
                                                                                  -----      -----       -----      -----

Less dividends and distributions

Dividends from net investment income                                            (0.556)    (0.613)     (0.623)    (0.643)
Distributions from net realized gain on investments                                none       none        none       none
                                                                                   ----       ----        ----       ----
Total dividends and distributions                                               (0.556)    (0.613)     (0.623)    (0.643)
                                                                                -------    -------     -------    -------

Net asset value, end of year                                                     $9.880     $9.790      $9.690     $9.930
                                                                                 ======     ======      ======     ======

Total return(1)                                                                   6.78%      7.60%       4.05%     14.08%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $41,711    $29,177     $27,768    $27,935
Ratio of expenses to average net assets                                           0.79%      0.75%       0.72%      0.71%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.79%      0.75%       0.72%      0.71%
Ratio of net investment income to average net assets                              5.62%      6.31%       6.43%      6.64%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                        5.62%      6.31%       6.43%      6.64%
Portfolio turnover                                                                 166%       120%        122%       145%
------------------------------------------------------------------ ---------- ---------- ---------- ----------- ----------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Cash Reserve Series

The securities we typically invest in


-----------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them

                                                                                     Cash Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury            We may invest without limit in U.S. Treasury securities. We would
bills, notes and bonds of varying maturities. U.S.           typically invest in Treasury bills or longer term Treasury securities
Treasury securities are backed by the "full faith and        whose remaining effective maturity is less than 13 months.
credit" of the United States.
-----------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S.         We may invest in certificates of deposit from banks that have assets
and foreign banks: Debt instruments issued by a bank         of at least one billion dollars.
that pay interest.
                                                             Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than
                                                             U.S. domestic banks.
-----------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations      We may invest in commercial paper that is rated P-1 or P-2 by Moody's
with maturities ranging from 2 to 270 days, issued by        and/or A-1 or A-2 by S&P. The Series will not invest more than 5% of
companies.                                                   its total assets in securities rated in the second highest category by a ratings organization.
-----------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Borrowing from banks

Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Cash Reserve Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                  How we strive to manage them
                                                                                   Cash Reserves Series
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,              Because Cash Reserve Series invests in short-term securities, the
particularly bonds with longer maturities, will              value of its investments is generally not affected by interest rate
decrease in value if interest rates rise.                    risk. However, a decline in interest rates would adversely affect the level of income provided by the Series.
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility        Cash Reserve Series holds only high quality short-term securities.
that a bond's issuer (or an entity that insures the          Therefore it is generally not subject to significant credit risk.
bond) will be unable to make timely payments of
interest and principal.                                      We limit our investments to those which the Board of Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the maturity, quality and
                                                             diversification conditions with which taxable money market funds must comply.

                                                             If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.
-----------------------------------------------------------------------------------------------------------------------------------
Inflation risk is the risk that the return from your         Cash Reserve Series is designed for short-term investment goals and
investments will be less than the increase in the cost       therefore may not outpace inflation over longer time periods. For
of living due to inflation, thus preventing you from         this reason, Cash Reserve Series is not recommended as a primary
reaching your financial goals.                               investment for people with long-term goals.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------

  Cash Reserve Series                                                                   Year Ended 12/31
                                                                   -----------------------------------------------------
                                                                        1999       1998       1997       1996      1995
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                               $10.000    $10.000    $10.000   $10.000

Income from investment operations
Net investment income                                                             0.497      0.497      0.482     0.535
                                                                                  -----      -----      -----     -----
Total from investment operations                                                  0.497      0.497      0.482     0.535
                                                                                  -----      -----      -----     -----

Less dividends

Dividends from net investment income                                            (0.497)    (0.497)    (0.482)   (0.535)
                                                                                -------    -------    -------   -------
Total dividends                                                                 (0.497)    (0.497)    (0.482)   (0.535)
                                                                                -------    -------    -------   -------


Net asset value, end of year                                                     $10.000    $10.000    $10.000   $10.000
                                                                                 =======    =======    =======   =======


Total return(1)                                                                   5.08%      5.10%      4.93%     5.48%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $42,893    $30,711    $26,479   $16,338
Ratio of expenses to average net assets                                           0.59%      0.64%      0.61%     0.62%
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid indirectly                 0.59%      0.64%      0.61%     0.62%
Ratio of net investment income to average net assets                              4.96%      4.98%      4.82%     5.35%
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid indirectly                 4.96%      4.98%      4.82%     5.35%
------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Convertible Securities Series

Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases,
o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,
o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege).

When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors may also have an effect on the convertible security's value.

Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege.

Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

We may also invest in preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities and money market securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we use them
                Securities                                                   Convertible Securities Series
--------------------------------------------------------------    ------------------------------------------------------------------
Convertible securities: Usually preferred                         Under normal conditions, the Series intends to invest at
stocks or corporate bonds that can be                             least 65% of its total assets in convertible securities, which
exchanged for a set number of shares of                           may include privately placed convertible securities.
common stock at a predetermined price. These
securities offer higher appreciation potential                    We will invest in convertible securities without regard to
than nonconvertible bonds and greater income                      rating categories. To the extent that securities we hold are
potential than nonconvertible preferred stocks.                   not investment grade or are not rated, there may be a
                                                                  greater risk as to the timely payment of interest and principal.
Convertible securities rank ahead of common
stock in a corporation's capital structure and                    If a convertible security held by the Series is called for
therefore entail less risk than the                               redemption, the Series will be required to redeem the security,
corporation's common stock. However,                              convert it into the underlying common stock or sell it to a third
convertible securities typically rank behind                      party.
non-convertible securities of the same issuer.

Convertible securities may be rated below investment grade, that is, not rated within the four highest categories by S&P and Moody's. Debt securities rated below investment grade are often referred to as "high-yield bonds" or "junk bonds," although these terms are not generally used in reference to convertible debt securities.

A convertible security may be subject to
redemption at the option of the issuer at a
price established in the instrument under
which the convertible security was issued.
--------------------------------------------------------------    ------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero                     The Series may invest in zero coupon bonds and payment in kind
coupon securities are debt obligations which                      bonds, though this is not expected to be a significant component
do not entitle the holder to any periodic                         of its strategy. The market prices of these bonds are generally
payments of interest prior to maturity or a                       more volatile than the market prices of securities that pay
specified date when the securities begin                          interest periodically and are likely to react changes in interest
paying current interest. Therefore, they are                      rates to a greater degree than interest-paying bonds having
issued and traded at a discount from their                        similar maturities and credit quality. They may have certain tax
face amounts or par value. Payment-in-kind                        consequences which, under certain conditions, could be adverse to
bonds pay interest or dividends in the form of                    the Series.
additional bonds or preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we use them
                Securities                                                   Convertible Securities Series
--------------------------------------------------------------    ------------------------------------------------------------------
Private placements: For various reasons, an                       What portion of the Series' portfolio is invested in convertible
issuer may prefer or be required as a                             securities purchased in private placements depends upon the
practical matter to obtain private financing.                     relative attractiveness of those securities compared to
Adverse conditions in the public securities                       convertible securities, which are publicly offered. Ordinarily,
markets may preclude a public offering of an                      the Series expects that 50% of its portfolio may be invested in
issuer's securities. An issuer is often                           convertible securities purchased in private placements, but the
willing to provide more attractive features in                    percentage may be substantially greater or less than 50%,
securities issued privately, because it has                       depending upon prevailing market conditions.
avoided the expense and delay involved in a
public offering. Private placements of debt                       We anticipate that substantially all of the private placements we
securities have frequently resulted in higher                     purchase will be subject to Rule 144A under the 1933 Act and
yields and restrictive covenants that provide                     therefore, may be traded freely among qualified institutional
greater protection for the purchaser, such as                     buyers. Subject to procedures approved by the Series' Board of
longer call or refunding protection than would                    Trustees, we may treat Rule 144A securities as liquid and
typically be available with publicly offered                      therefore not subject to the 15% limitation on illiquid
securities of the same type. Securities                           securities described below. The private placements we purchase
acquired through private placements may also                      will typically include registration rights for the convertible
have special features not usually                                 security and the underlying common stock. This requires the
characteristic of similar securities offered                      underlying common stock to be registered with the SEC, generally
to the public, such as contingent interest or                     filed within one year of the private placement, consequently
warrants for the purchase of the issuer's                         allowing us to trade the underlying common stock upon conversion.
stock.                                                            Such trading may be subject to certain contractual or legal restrictions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we use them
                Securities                                                   Convertible Securities Series
--------------------------------------------------------------    ------------------------------------------------------------------
Equity linked securities: Convertible                             We may invest in equity linked securities when we believe they
securities that offer enhanced yield features,                    offer suitable income and capital appreciation potential in
such as PRIDES (Preferred Redeemable Increased                    keeping with the Series' investment objective.
Dividend Equity Securities) and DECS (Dividend
Enhanced Convertible Securities). These                           We may also invest in other types of convertible securities
securities typically have the following                           similar to those described here.
features: (a) the issuer's common stock will
be received in the event the convertible                          An investment in an equity-linked security may involve additional
preferred stock is converted; (b) they do not                     risks. Unlike conventional convertible securities, equity-linked
have a capital appreciation limit; (c) they                       securities do not usually have a fixed maturity (par) value.
seek to provide the investor with high current                    Rather, equity-linked securities generally provide only for a
income with some prospect of future capital                       mandatory conversion into cash or common stock. As a result, the
appreciation; (d) they are typically issued                       Series risks loss of principal if the cash received or the price
with three to four year maturities; (e) they                      of the underlying common stock at the time of conversion is less
typically have some built-in call protection                      than the price paid for the equity-linked security. Equity-linked
for the first two to three years; (f)                             securities may be more or less liquid than conventional
investors have the right to convert them into                     convertible securities or non-convertible debt securities. We
shares of common stock at a preset conversion                     primarily intend to acquire liquid equity-linked securities since
formula or hold them until maturity; and (g)                      any purchases of illiquid equity-linked securities would be
upon maturity they will automatically convert                     subject to the Series' 15% limit on illiquid securities described
into either cash or a specified number of                         below.
shares of common stock.

Preferred Equity Redemption Cumulative Stock
("PERCS") is a preferred stock convertible
into common stock of the issuer which
generally features a mandatory conversion date
(typically three years) as well as a capital
appreciation limit usually expressed in terms
of a stated price.
--------------------------------------------------------------    ------------------------------------------------------------------
Repurchase agreements: An agreement between a                     Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of                        investment for the Series' cash position. In order to enter into
securities in which the seller agrees to buy                      these repurchase agreements, the Series must have collateral of
the securities back within a specified time at                    at least 102% of the repurchase price. The Series will only enter
the same price the buyer paid for them, plus                      into repurchase agreements in which the collateral is composed of
an amount equal to an agreed upon interest                        U.S. government securities.
rate. Repurchase agreements are often viewed
as equivalent to cash.
--------------------------------------------------------------    ------------------------------------------------------------------
Foreign securities, Eurodollar convertible                        The Series may invest in securities of foreign issuers, including
securities and American Depositary Receipts:                      issuers located in emerging markets. Such foreign securities may
Securities of foreign entities issued directly                    be traded on a foreign exchange, or they may be in the form of
or, in the case of American Depositary                            depositary receipts or notes, such as American Depositary
Receipts, through a U.S. bank. ADRs represent                     Receipts (ADRs), American Depositary Notes (ADNs), European
the bank's holding of a stated number of                          Depositary Receipts (EDRs), European Depositary Notes (EDNs),
shares of a foreign corporation. An ADR                           Global Depositary Receipts (GDRs) or Global Depositary Notes
entitles the holder to all dividends and                          (GDNs). The Series may also invest in Eurodollar securities.
capital gains earned by the underlying foreign
shares. ADRs are bought and sold the same as
U.S. securities.

Eurodollar convertible securities are
fixed-income securities of a U.S. issuer which
are convertible into equity securities of that
issuer. These Eurodollar securities are
payable in U.S. dollars outside of the United
States.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    How we use them
                Securities                                                   Convertible Securities Series
--------------------------------------------------------------    ------------------------------------------------------------------
Restricted securities: Privately placed                           We may invest in privately placed securities that are eligible
securities whose resale is restricted under                       for resale only among certain institutional buyers without
securities law.                                                   registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
--------------------------------------------------------------    ------------------------------------------------------------------
Illiquid securities: Securities that do not                       We may invest up to 15% of net assets in illiquid securities,
have a ready market, and cannot be easily sold                    including repurchase agreements with maturities of over seven
within seven days at approximately the price                      days.
that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------


Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Convertible Securities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series contemporaneously owns or has the right to obtain securities identical to those sold short, at no added cost.

The risks of investing in Convertible Securities Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                                                                              How we strive to manage them
                         Risks                                                Convertible Securities Series
--------------------------------------------------------------    ------------------------------------------------------------------
Market risk is the risk that all or a majority                    We maintain a long-term investment approach and focus on
of the securities in a certain market--like                       securities we believe can continue to pay income and appreciate
the stock or bond market--will decline in                         over an extended time frame regardless of interim market
value because of factors such as economic                         fluctuations. We do not try to predict overall stock market
conditions, future expectations or investor                       movements and though we may hold securities for any period of
confidence.                                                       time, we do not typically trade for short-term purposes.

                                                                  We may hold a substantial part of Convertible Securities Series'
                                                                  assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds Cash or Cash equivalents, the
                                                                  Series may be unable to achieve its investment objective.
--------------------------------------------------------------    ------------------------------------------------------------------
Industry and security risk is the risk that                       We limit the amount of Convertible Securities Series' assets
the value of securities in a particular                           invested in any one industry and in any individual security. We
industry or the value of an individual stock                      also follow a rigorous selection process before choosing
or bond will decline because of changing                          securities for the portfolio.
expectations for the performance of that
industry or for the individual company issuing
the security.
--------------------------------------------------------------    ------------------------------------------------------------------
Credit risk The possibility that a security's                     This risk may be reduced because of the ability to convert these
issuer (or an entity that insures the                             securities into common stock.
security) will be unable to make timely
payments of interest, dividends and principal.

Investing in securities rated below investment
grade entails greater risk of principal loss
than associated with investment grade bonds.
It is likely that protracted periods of
economic uncertainty would cause increased
volatility in the market prices of
non-investment grade securities and
corresponding volatility in the Series' net
asset value.
--------------------------------------------------------------    ------------------------------------------------------------------
Interest rate risk is the risk that                               We will monitor interest rate trends and their potential impact
securities, particularly bonds with longer                        on the Series. Though convertible securities may be sensitive to
maturities, will decrease in value if interest                    interest rate movements, an individual security's link to the
rates rise.                                                       underlying common stock may reduce that sensitivity.
--------------------------------------------------------------    ------------------------------------------------------------------
Foreign risk is the risk that foreign                             Most of the foreign securities that we invest in are denominated
securities may be adversely affected by                           in U.S. dollars.
political instability, changes in currency
exchange rates, foreign economic conditions or
inadequate regulatory and accounting
standards.
--------------------------------------------------------------    ------------------------------------------------------------------
Liquidity risk is the possibility that                            We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year.

Portfolio manager

Damon Andres has primary responsibility for making day-to-day investment decisions for the Convertible Securities Series.

Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period
 Convertible Securities Series                                                  Year Ended 12/31                5/1/97(1)
                                                                   -----------------------------------------     through
                                                                           1999                 1998            12/31/97
------------------------------------------------------------------ -------------------- -------------------- -----------
Net asset value, beginning of period                                                          $11.660           $10.000

Income (loss) from investment operations
Net investment income                                                                           0.386             0.318
Net realized and unrealized gain (loss) on investments                                        (0.511)             1.342
                                                                                              -------             -----
Total from investment operations                                                              (0.125)             1.660
                                                                                              -------             -----

Less dividends and distributions

Dividends from net investment income                                                          (0.305)              none
Distributions from net realized gain on investments                                           (0.070)              none
                                                                                              -------              ----
Total dividends and distributions                                                             (0.375)              none
                                                                                              -------              ----


Net asset value, end of period                                                                $11.160           $11.660
                                                                                              =======           =======


Total return(2)                                                                               (1.17%)            16.60%(3)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                        $8,133            $3,921
Ratio of expenses to average net assets                                                         0.82%             0.80%
Ratio of expenses to average net assets
         prior to expense limitation as expenses paid indirectly                                0.82%             2.30%
Ratio of net investment income to average net assets                                            4.78%             5.68%
Ratio of net investment income to average net assets
         prior to expense limitation as expenses paid indirectly                                4.78%             4.18%
Portfolio turnover                                                                                77%              209%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3)  Total return reflects expense limitations in effect for the Series.

Devon Series

Our investment strategies

Devon Series is a total return fund but it invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


-------------------------------------------------------------------------------------------------------------------
                                                                               How we use them
              Securities                                                        Devon Series
-------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of              Generally, 90% to 100% of the Series' assets will
ownership in a corporation. Stockholders                        be invested in common stocks. Under normal market
participate in the corporation's profits and                    conditions we will invest at least 65% of total
losses, proportionate to the number of shares they              assets in dividend-paying stocks.
own.
-------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks                Devon Series may invest in convertible securities;
or corporate bonds that can be exchanged for a set              however, we will not invest more than 5% of net
number of shares of common stock at a                           assets in convertible securities that are rated
predetermined price. These securities offer higher              below investment grade by an NRSRO or in
appreciation potential than nonconvertible bonds                securities that are unrated but deemed equivalent
and greater income potential than nonconvertible                to non-investment grade.
preferred stocks.
-------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a                   Typically, we use repurchase agreements as a
buyer, such as the Series, and a seller of                      short-term investment for the Series' cash
securities in which the seller agrees to buy the                position. In order to enter into these repurchase
securities back within a specified time at the                  agreements, the Series must have collateral of at
same price the buyer paid for them, plus an amount              least 102% of the repurchase price. The Series
equal to an agreed upon interest rate. Repurchase               will only enter into repurchase agreements in
agreements are often viewed as equivalent to cash.              which the collateral is composed of U.S.
                                                                government securities.
-------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates               We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holdings of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
-------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted                  We may invest up to 10% of net assets in illiquid
securities are privately placed securities whose                securities. For this Series, the 10% limit
resale is restricted under securities law.                      includes restricted securities such as privately
Illiquid securities are securities that do not                  placed securities that are eligible for resale
have a ready market, and cannot be easily sold                  only among certain institutional buyers without
within seven days at approximately the price that               registration, which are commonly known as "Rule
the Series has valued them.                                     144A Securities" and repurchase agreements with
                                                                maturities of over seven days.
-------------------------------------------------------------------------------------------------------------------


Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities [or mention the list] futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in Devon Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------------------------------
         Risks                              How we strive to manage them
                                                   Devon Series
--------------------------------------------------------------------------------
Market risk is the risk that           We maintain a long-term investment
all or a majority of the               approach and focus on stocks we believe
securities in a certain                can appreciate over an extended time
market--like the stock or bond         frame regardless of interim market
market--will decline in value          fluctuations. We do not try to predict
because of factors such as             overall stock market movements and do
economic conditions, future            not trade for short-term purposes.
expectations or investor
confidence.                            We may hold a substantial part of Devon
                                       Series' assets in cash or cash
                                       equivalents as a temporary defensive
                                       strategy. To the extent it holds cash or
                                       cash equivalents, the Series may be
                                       unable to achieve its investment
                                       objective.
--------------------------------------------------------------------------------
Industry and security risk is          We limit the amount of Devon Series'
the risk that the value of             assets invested in any one industry and
securities in a particular             in any individual security. We also
industry or the value of an            follow a rigorous selection process
individual stock or bond will          before choosing securities for the
decline because of changing            portfolio.
expectations for the
performance of that industry
or for the individual company
issuing the stock or bond.
--------------------------------------------------------------------------------
Foreign risk is the risk that          We typically invest only a small portion
foreign securities may be              of Devon Series' portfolio in foreign
adversely affected by                  securities. When we do purchase foreign
political instability, changes         securities, they are often denominated
in currency exchange rates,            in U.S. dollars. We also tend to avoid
foreign economic conditions or         markets where we believe accounting
inadequate regulatory and              principles or the regulatory structure
accounting standards.                  are underdeveloped.
--------------------------------------------------------------------------------
Liquidity risk is the                  We limit exposure to illiquid securities.
possibility that securities
cannot be readily sold within
seven days at approximately
the price that the Series
values them.
--------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year.

Portfolio manager

Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Christopher Driver and Michael S. Morris.

Frank X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

Christopher Driver, Assistant Vice President/Equity Analyst, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------------------------------------------


Devon Series                                                                                                       Period
                                                                                      Year Ended 12/31             5/1/97(1)
                                                                   -------------------------------------------    through
                                                                            1999                 1998            12/31/97
------------------------------------------------------------------ --------------------- --------------------- ----------
Net asset value, beginning of period                                                           $12.730           $10.000

Income from investment operations
Net investment income                                                                            0.106             0.080
Net realized and unrealized gain on investments                                                  2.889             2.650
                                                                                                 -----             -----
Total from investment operations                                                                 2.995             2.730
                                                                                                 -----             -----

Less dividends and distributions
Dividends from net investment income                                                           (0.080)              none
Distributions from net realized gain on investments                                            (0.205)              none
                                                                                               -------              ----
Total dividends and distributions                                                              (0.285)              none
                                                                                               -------              ----


Net asset value, end of period                                                                 $15.440           $12.730
                                                                                               =======           =======


Total return(2)                                                                                 24.05%         27.30%(3)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                        $68,714           $16,653
Ratio of expenses to average net assets                                                          0.66%             0.80%
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid indirectly                                0.66%             0.91%
Ratio of net investment income to average net assets                                             1.30%             2.01%
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid indirectly                                1.30%             1.90%
Portfolio turnover                                                                                 34%               80%
------------------------------------------------------------------ --------------------- --------------------- ----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

Emerging Markets Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

 We consider an "emerging country" to be any country that is

     o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation,
     o   any country that is classified by the United Nations as developing, or
     o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

 In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

     o the principal trading market for the company's securities is in a country that is emerging;
     o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;
     o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for International Equity Series. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that Emerging Markets Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.



--------------------------------------------------------------------------------
       Securities                                     How we use them
                                                  Emerging Markets Series
--------------------------------------------------------------------------------
Common stocks of emerging               The Series will invest its assets in
market companies: Securities            common stocks, some of which will be
that represent shares of                dividend-paying stocks.
ownership in a corporation.
Stockholders participate in
the corporation's profits and
losses, proportionate to the
number of shares they own.
--------------------------------------------------------------------------------
Corporate bonds: Debt                   Emerging Markets Series may invest in
obligations issued by U.S. or           corporate obligations issued by emerging
foreign corporations.                   country companies. These bonds may be
                                        high risk, fixed-income securities.

                                        Although not a principal strategy of the
                                        Series, for temporary defensive
                                        purposes, the Series may invest all or a
                                        substantial portion of its assets in
                                        corporate obligations rated AA or better
                                        by S&P and Aa or better by Moody's, or
                                        if unrated, determined to be of
                                        comparable quality.
--------------------------------------------------------------------------------
Foreign government securities:          We may invest a portion of Emerging
Debt obligations issued by a            Markets Series' assets in foreign
government other than the               governmental securities issued by
United States or by an agency,          emerging or developing countries, which
instrumentality or political            may be lower rated, including securities
subdivision of such                     rated below investment grade.
governments.
                                        Although not a principal strategy of the
                                        Series, for temporary defensive
                                        purposes, the Series may invest in high
                                        quality debt obligations of foreign
                                        governments, their agencies,
                                        instrumentalities and political
                                        sub-divisions.
--------------------------------------------------------------------------------
Investment company securities:          The Series may hold open-end and
In some countries, investments          closed-end investment company securities
by U.S. mutual funds are                if we believe the country offers good
generally made by purchasing            investment opportunities. These
shares of investment companies          investments involve an indirect payment
that in turn invest in the              of a portion of the expenses of the
securities of such countries.           other investment companies, including
                                        their advisory fees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Securities                                     How we use them
                                                  Emerging Markets Series
--------------------------------------------------------------------------------
Foreign currency transactions:          Although the Series value its assets
A forward foreign currency              daily in U.S. dollars, it does not
exchange contract involves an           intend to convert its holdings of
obligation to purchase or sell          foreign currencies into U.S. dollars on
a specific currency on a fixed          a daily basis. The Series will, however,
future date at a price that is          from time to time, purchase or sell
set at the time of the                  foreign currencies and/or engage in
contract. The future date may           forward foreign currency exchange
be any number of days from the          transactions. The Series may conduct its
date of the contract as agreed          foreign currency transactions on a cash
by the parties involved.                basis at the rate prevailing in the
                                        foreign currency exchange market or
                                        through a forward foreign currency
                                        exchange contract or forward contract.

                                        The Series may use forward contracts for
                                        defensive hedging purposes to attempt to
                                        protect the value of the Series' current
                                        security or currency holdings. It may
                                        also use forward contracts if it has
                                        agreed to sell a security and wants to
                                        "lock-in" the price of that security, in
                                        terms of U.S. dollars. Investors should
                                        be aware of the costs of currency
                                        conversion. The Series will not use
                                        forward contracts for speculative
                                        purposes.
--------------------------------------------------------------------------------
American Depositary Receipts            The Series may invest in sponsored and
(ADRs), European Depositary             unsponsored ADRs, EDRs and GDRs,
Receipts (EDRs), and Global             generally focusing on those whose
Depositary Receipts (GDRs):             underlying securities are issued by
ADRs are receipts issued by a           foreign entities.
U.S. depositary (usually a
U.S. bank) and EDRs and GDRs            To determine whether to purchase a
are receipts issued by a                security in a foreign market or through
depositary outside of the U.S.          depositary receipts, we evaluate the
(usually a non-U.S. bank or             price levels, the transaction costs,
trust company or a foreign              taxes and administrative costs involved
branch of a U.S. bank).                 with each security to identify the most
Depositary receipts represent           efficient choice.
an ownership interest in an
underlying security that is
held by the depositary.
Generally, the holder of the
depositary receipt is entitled
to all payments of interest,
dividends or capital gains
that are made on the
underlying security.
--------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon          Emerging Markets Series may invest in
securities are debt                     zero coupon bonds. The market prices of
obligations which do not                zero coupon bonds are generally more
entitle the holder to any               volatile than the market prices of
periodic payments of interest           securities that pay interest
prior to maturity or a                  periodically and are likely to respond
specified date when the                 to changes in interest rates to a
securities begin paying                 greater degree than do non-zero coupon
current interest, and                   securities having similar maturities and
therefore are issued and                credit quality.
traded at a discount from
their face amounts or par
value.

--------------------------------------------------------------------------------
Brady Bonds: These are debt             The Series may invest in Brady Bonds. We
securities issued under the             believe that the economic reforms
framework of the Brady Plan,            undertaken by countries in connection
an initiative for debtor                with the issuance of Brady Bonds can
nations to restructure their            make the debt of countries that have
outstanding external                    issued or have announced plans to issue
indebtedness (generally,                these bonds a viable opportunity for
commercial bank debt). Brady            investment.
Bonds tend to be of lower
quality and more speculative
than securities of developed
country issuers.
--------------------------------------------------------------------------------
High-yield, high risk                   Emerging Markets Series may invest up to
fixed-income securities:                35% of its net assets, in high-yield,
Securities that are rated               high risk foreign fixed-income
lower than BBB by S&P or Baa            securities.
by Moody's, or if unrated, of
equal quality. These
securities may be issued by
companies or governments of
emerging or developing
countries, which may be less
creditworthy. The risk that
these companies or governments
may not be able to make
interest or principal payments
is substantial.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Securities                                     How we use them
                                                  Emerging Markets Series
--------------------------------------------------------------------------------
Repurchase Agreements: An               Typically, we use repurchase agreements
agreement between a buyer,              as a short-term investment for the
such as the Series, and a               Series' cash position. In order to enter
seller of securities in which           into these repurchase agreements, the
the seller agrees to buy the            Series must have collateral of at least
securities back within a                102% of the repurchase price. The Series
specified time at the same              will only enter into repurchase
price the buyer paid for them,          agreements in which the collateral is
plus an amount equal to an              composed of U.S. government securities.
agreed upon interest rate.
Repurchase agreements are
often viewed as equivalent to
cash.
--------------------------------------------------------------------------------
Restricted securities:                  We may invest in privately placed
Privately placed securities             securities that are eligible for resale
whose resale is restricted              only among certain institutional buyers
under securities law.                   without registration. These are commonly
                                        known as Rule 144A Securities.
                                        Restricted securities that are
                                        determined to be illiquid may not exceed
                                        the Series' 10% limit on illiquid
                                        securities, which is described below.
--------------------------------------------------------------------------------
Illiquid securities:                    We may invest up to 10% of net assets in
Securities that do not have a           illiquid securities, including
ready market, and cannot be             repurchase agreements with maturities of
easily sold within seven days           over seven days.
at approximately the price
that the Series has valued
them.
--------------------------------------------------------------------------------

The Series may invest in preferred stocks, convertible securities, warrants, futures and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in Emerging Markets Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


--------------------------------------------------------------------------------
        Risks                                 How we strive to manage them
                                                 Emerging Markets Series
--------------------------------------------------------------------------------
Market risk is the risk that            We maintain a long-term investment
all or a majority of the                approach and focus on stocks we believe
securities in a certain                 can appreciate over an extended time
market--like the stock or bond          frame regardless of interim market
market--will decline in value           fluctuations. In deciding what portion
because of factors such as              of the Series' portfolio should be
economic conditions, future             invested in any individual country, we
expectations or investor                evaluate a variety of factors, including
confidence.                             opportunities and risks relative to
                                        other countries.

                                        In addition, for temporary defensive
                                        purposes, the Series may invest all or a
                                        substantial portion of its assets in
                                        high quality debt instruments of foreign
                                        governments, the U.S. government,
                                        (including their agencies and
                                        instrumentalities) or foreign or U.S.
                                        companies.
--------------------------------------------------------------------------------
Industry and security risk is           We typically hold a number of different
the risk that the value of              securities in a variety of sectors in
securities in a particular              order to minimize the impact that a
industry or the value of an             poorly performing security would have on
individual stock or bond will           the Series. This risk is more
decline because of changing             significant for the Series, which is a
expectations for the                    non-diversified fund.
performance of that industry
or for the individual company
issuing the stock or bond.
--------------------------------------------------------------------------------
Interest rate risk is the risk          In an attempt to protect Emerging
that securities, particularly           Markets Series' investments from
bonds with longer maturities,           interest rate fluctuations, the Series
will decrease in value if               may engage in interest rate swaps.
interest rates rise.                    Interest rate swaps involve the exchange
                                        by the Series with another party of
                                        their respective rights to receive
                                        interest. The Series intends to use
                                        interest rate swaps as a hedge and not
                                        as a speculative investment. The use of
                                        interest rate swaps involves investment
                                        techniques and risks different from
                                        those associated with ordinary portfolio
                                        securities transactions. If the manager
                                        is incorrect in its forecast of market
                                        values, interest rates and other
                                        applicable factors, the investment
                                        performance of the Series will be less
                                        favorable than it would have been if
                                        this investment technique were never
                                        used.
--------------------------------------------------------------------------------
Foreign risk is the risk that           We carefully evaluate the overall
foreign securities may be               situations in the countries where we
adversely affected by                   invest in an attempt to reduce these
political instability, changes          risks. We also tend to avoid markets
in currency exchange rates,             where we believe accounting principles
foreign economic conditions or          or the regulatory structure are too
inadequate regulatory and               underdeveloped.
accounting standards.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Risks                                 How we strive to manage them
                                                 Emerging Markets Series
--------------------------------------------------------------------------------
Currency risk is the risk that          The Series may try to hedge its currency
the value of the Series'                risk by purchasing foreign currency
investments may be negatively           exchange contracts. If the Series agrees
affected by changes in foreign          to purchase or sell foreign securities
currency exchange rates.                at a pre-set price on a future date, the
Adverse changes in exchange             Series attempts to protect the value of
rates may reduce or eliminate           a security they own from future changes
any gains produced by                   in currency rates. If the Series has
investments that are                    agreed to purchase or sell a security,
denominated in foreign                  it may also use foreign currency
currencies and may increase             exchange contracts to "lock-in" the
any losses.                             security's price in terms of U.S.
                                        dollars or another applicable currency.
                                        The Series may use forward currency
                                        exchange contracts only for defensive or
                                        protective measures, not to enhance
                                        portfolio returns. However, there is no
                                        assurance that such a strategy will be
                                        successful.
--------------------------------------------------------------------------------
Small company risk is the risk          The Series may invest in small companies
that prices of smaller                  and would be subject to this risk. We
companies may be more volatile          typically hold a number of different
than larger companies because           stocks in order to reduce the impact
of limited financial resources          that one small company stock would have
or dependence on narrow                 on the Funds. This risk is more
product lines.                          significant for the Series, which is a
                                        non-diversified fund.
--------------------------------------------------------------------------------
Political risk is the risk              We carefully evaluate the political
that countries or the entire            situations in the countries where we
region where we invest may              invest and take into account any
experience political                    potential risks before we select
instability, which may cause            securities for the portfolio. However,
greater fluctuation in the              there is no way to eliminate political
value of our investments due            risk when investing internationally.
to changes in currency
exchange rates, governmental
seizures or nationalization of
assets.
--------------------------------------------------------------------------------
Emerging markets risk is the            Striving to manage this risk, the
possibility that the risks              portfolio managers carefully screen
associated with international           securities within emerging markets and
investing will be greater in            attempt to consider material risks
emerging markets than in more           associated with an individual company or
developed foreign markets               bond issuer. We cannot eliminate
because, among other things,            emerging market risk and consequently
emerging markets may have less          encourage shareholders to invest in this
stable political and economic           Series only if they have a long-term
environments.                           time horizon, over which the potential
                                        of individual securities is more likely
                                        to be realized.
--------------------------------------------------------------------------------
Inefficient market risk is the          The Series will attempt to reduce these
risk that foreign markets may           risks by investing in a number of
be less liquid, have greater            different countries, and noting trends
price volatility, less                  in the economy, industries and financial
regulation and higher                   markets.
transaction costs than U.S.
markets.
--------------------------------------------------------------------------------
Information risk is the                 The Series conducts a great deal of
possibility that foreign                fundamental research on the companies
companies are subject to                that it invests in rather than relying
different accounting, auditing          solely on information available through
and financial reporting                 financial reporting. We believe this
standards than U.S. companies.          will help us to better uncover any
There may be less information           potential weaknesses in individual
available about foreign                 companies.
issuers than domestic issuers.
Furthermore, regulatory
oversight of foreign issuers
may be less stringent or less
consistently applied than in
the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Risks                                 How we strive to manage them
                                                 Emerging Markets Series
--------------------------------------------------------------------------------
Non-diversified funds are               The Series is a non-diversified fund as
believed to be subject to               defined by the Investment Company Act of
greater risks because adverse           1940 Act. That means the Series does not
effects on their security               have to limit the percentage of assets
holdings may affect a larger            invested in an individual security.
portion of their overall                However, the Series does intend to
assets.                                 satisfy the Internal Revenue Code's
                                        diversification requirement, which says
                                        that for 50% of the Series' assets, no
                                        more than 5% of net assets can be
                                        invested in any single security. This
                                        means 50% of the Series' net assets must
                                        be spread among various securities, with
                                        no more than 5% of net assets invested
                                        in any single security. The other 50%
                                        can be more concentrated with up to 25%
                                        invested in an individual security.
--------------------------------------------------------------------------------
Foreign government and                  The Series attempts to limit this risk
supranational securities risks          by performing credit analysis on the
relate to the ability of a              issuer of each security purchased. In
foreign government or                   addition, the Series attempts to reduce
government related issuer to            this risk by limiting the portion of net
make timely payments on its             assets that may be invested in these
external debt obligations.              securities.

                                        The Series also compares the risk-reward
                                        potential of foreign government
                                        securities being considered to that
                                        offered by equity securities to
                                        determine whether to allocate assets to
                                        equity or fixed-income investments.
--------------------------------------------------------------------------------
Credit risk of high-yield,              The Series may invest up to 35% of its
high risk fixed-income                  net assets in high-yield, high risk
securities: Securities rated            foreign fixed-income securities.
lower than BBB by S&P and Baa
by Moody's are considered to            We intend to limit our investment in any
be of poor standing and                 single lower rated bond, which can help
predominantly speculative as            to reduce the effect of an individual
to the issuer's ability to              default on the Series. We also intend to
repay interest and principal.           limit our overall holdings of bonds in
                                        this category. Such limitations may not
These bonds are often issued            protect the Series from widespread bond
by less creditworthy companies          defaults brought about by a sustained
or by highly leveraged                  economic downturn or from price declines
(indebted) firms, which are             that might result from changes in the
generally less able than more           quality ratings of individual bonds.
financially stable firms to
make scheduled payments of
interest and principal. The
risks posed by bonds issued
under such circumstances are
substantial.
--------------------------------------------------------------------------------
Transaction costs risk: Costs           We strive to monitor transaction costs
of buying, selling and holding          and to choose an efficient trading
foreign securities, including           strategy for the Series.
brokerage, tax and custody
costs, may be higher than
those involved in domestic
transactions
--------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [1.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua A. Brooks.

Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing Emerging Markets Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets Series


                                                                                                 Year Ended 12/31
                                                                                    ------------------------------         Period
                                                                                                                          5/1/97(1)
                                                                                                                           through
                                                                                    1999                1998              12/31/97
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                                    $8.880             $10.000

Income (loss) from investment operations
Net investment income(2)                                                                                 0.171               0.060
Net realized and unrealized loss on investments and foreign currencies                                  (2.991)             (1.180)
                                                                                                       -------             -------
Total from investment operations                                                                        (2.820)             (1.120)
                                                                                                       -------             -------

Less dividends and distributions
Dividends from net investment income                                                                    (0.030)               none
Distributions from net realized gain on investments                                                     (0.220)               none
                                                                                                       -------                ----
Total dividends and distributions                                                                       (0.250)               none
                                                                                                       -------                ----


Net asset value, end of period                                                                          $5.810              $8.880
                                                                                                        ======              ======


Total return(3)                                                                                        (32.48%)            (11.20%)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                                 $5,356              $5,776
Ratio of expenses to average net assets                                                                  1.50%               1.50%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                               1.67%               2.45%
Ratio of net investment income to average net assets                                                     2.34%               0.89%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                                               2.17%              (0.06%)
Portfolio turnover                                                                                         38%                 48%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Global Bond Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

 We may invest in:
o  foreign and U.S. government securities;
o  debt obligations of foreign and U.S. companies;
o  debt securities of supranational entities;
o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers;
o  zero-coupon bonds.

At the time this Prospectus was prepared we anticipated that for increased safety, a large percentage of the Series' assets would be invested in securities of supranational entities and in U.S. and foreign government securities.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan, and Thailand. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign       Global Bond Series may invest in corporate bonds, generally those
corporations.                                                     rated A or better by S&P or Moody's or if unrated, determined to be of comparable quality. The Series may also invest in high yield, high risk emerging markets corporate bonds.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued by a       The Series will generally invest in securities issued by foreign
government other than the United States or by an agency,          governments, their agencies, instrumentalities or political
instrumentality or political subdivision of such                  subdivisions that are rated AAA or AA by S&P or Aaa or Aa by
governments.                                                      Moody's or, if unrated, considered to be of comparable quality. We may invest a portion of the Fund's assets in foreign governmental securities issued by emerging countries, which may be lower rated, including securities rated below investment grade.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or guaranteed       The Series may invest a significant portion of its assets in U.S.
by the U.S. government or issued by an agency or                  government securities. It will invest only in U.S. government
instrumentality of the U.S. government.                           obligations, including bills, notes and bonds that are issued or guaranteed as to the payment of principal and interest by the U.S.
                                                                  government and securities of U.S. government agencies or
                                                                  instrumentalities that are backed by the full faith and credit of the United States.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,                 Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally made by            securities. The Series may hold investment company securities if
purchasing shares of investment companies that in turn            we believe the country offers good investment opportunities. These
invest in the securities of such countries.                       investments involve an indirect payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency         Although the Series values its assets daily in U.S. dollars, it
exchange contract involves an obligation to purchase or sell      does not intend to convert its holdings of foreign currencies into
a specific currency on a fixed future date at a price that        U.S. dollars on a daily basis. The Series will, however, from time
is set at the time of the contract. The future date may be        to time, purchase or sell foreign currencies and/or engage in
any number of days from the date of the contract as agreed        forward foreign currency exchange transactions. The Series may
by the parties involved.                                          conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                  The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of supranational          We anticipate investing a large percentage of Global Bond Series'
entities may be denominated in any currency. These                assets in debt securities of supranational entities.
securities are typically of high-grade quality. A
supranational entity is an entity established or financially supported by the national governments of one or more
countries to promote reconstruction or development. The
International Bank for Reconstruction and Development (more
commonly known as the World Bank) would be one example of a
supranational entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon bonds are debt obligations         The Series may invest in zero coupon bonds.
that do not entitle the holder to any periodic payments of
interest before maturity or a specified date when the
securities begin paying current interest. Therefore, they
are issued and traded at a discount from their face amounts
or par value. The market prices of zero coupon bonds are
generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to
changes in interest rates to a greater degree than do
non-zero coupon securities having similar maturities and
credit quality.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the           Global Bond Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor             economic reforms undertaken by countries in connection with the
nations to restructure their outstanding external                 issuance of Brady Bonds can make the debt of countries that have
indebtedness (generally, commercial bank debt). Brady Bonds       issued or have announced plans to issue these bonds a viable
tend to be of lower quality and more speculative than             opportunity for investment.
securities of developed country issuers.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities         Global Bond Series may invest a portion of its assets in these
that are rated lower than BBB by S&P or Baa by Moody's, or        securities.
if unrated, of equal quality. These securities may be issued by companies or governments of emerging or developing
countries, which may be less creditworthy. The risk that
these companies or governments may not be able to make
interest or principal payments is substantial.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at                  including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.          days.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in depositary receipts, futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in Global Bond Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                        How we strive to manage them
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market--like the stock or bond            believe can appreciate over an extended time frame regardless of
market--will decline in value because of factors such as          interim market fluctuations. In deciding what portion of the
economic conditions, future expectations or investor              Series' portfolio should be invested in any individual country, we
confidence.                                                       evaluate a variety of factors, including opportunities and risks relative to other countries. As part of the Series' principal investment strategy, the Series may invest in securities that generally have relatively less market risk.

                                                                  We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We typically hold a number of different securities in a variety of
securities in a particular industry or the value of an            sectors in order to minimize the impact that a poorly performing
individual stock or bond will decline because of changing         security would have on a Fund. This risk is more significant for
expectations for the performance of that industry or for the      the Series, which is a non-diversified fund.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      Interest rate risk is a significant risk for Global Bond Series.
bonds with longer maturities, will decrease in value if           In an attempt to manage interest rate risk, we adjust the Series'
interest rates rise.                                              average weighted maturity based on our view of interest rates. The
                                                                  Series' average weighted maturity will generally be in the five-to-ten year range. When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average maturity to less than five years.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a series'             The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign      foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates        purchase or sell foreign securities at a pre-set price on a future
may reduce or eliminate any gains produced by investments         date, the Series attempts to protect the value of a security they
that are denominated in foreign currencies and may increase       own from future changes in currency rates. If the Series has
any losses.                                                       agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire           We evaluate the political situations in the countries where we
region where we invest may experience political instability.      invest and take into account any potential risks before we select
This may cause greater fluctuation in the value and               securities for the portfolio. However, there is no way to
liquidity of our investments due to changes in currency           eliminate political risk when investing internationally.
exchange rates, governmental seizures or nationalization of
assets.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                        How we strive to manage them
                                                                                           Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that the risks            Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in        screen securities within emerging markets and attempt to consider
emerging markets than in more developed foreign markets           material risks associated with an individual company or bond
because, among other things, emerging markets may have less       issuer. We cannot eliminate emerging market risk and consequently
stable political and economic environments.                       encourage shareholders to invest in these Funds only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may      The Funds will attempt to reduce these risks by investing in a
be less liquid, have greater price volatility, less               number of different countries, and noting trends in the economy,
regulation and higher transaction costs than U.S. markets.        industries and financial markets.

                                                                  Global Bond Series will also perform credit analysis in an attempt to reduce these risks.
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be        We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial           rather than relying solely on information available through
reporting standards than U.S. companies. There may be less        financial reporting. We believe this will help us to better
information available about foreign issuers than domestic         uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign
issuers may be less stringent or less consistently applied
than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund risk. Non-diversified funds are subject      Global Bond Series is a non-diversified fund. The Series is a
to greater risks because adverse effects on their individual      non-diversified fund as defined by the Investment Company Act of
investments may affect a larger portion of their overall          1940 Act. That means the Fund does not have to limit the
assets.                                                           percentage of assets invested in an individual security. However, the Series does intend to satisfy the Internal Revenue Code's diversification requirement, which says that for 50% of the
                                                                  Series' assets, no more than 5% of net assets can be invested in any single security. This means 50% of the Series' net assets must be spread among various securities, with no more than 5% of net assets invested in any single security. The other 50% can be more concentrated with up to 25% invested in an individual security.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational securities risks relate      The Series is subject to this risk and will attempt to limit this
to the ability of a foreign government or government related      risk by performing credit analysis on the issuer of each security
issuer to make timely payments on its external debt               purchased.
obligations.
                                                                  The Series attempts to reduce the risks associated with investing in foreign governments by focusing on bonds rated within the two highest rating categories.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income                 Delaware Global Bond Fund may invest a portion of its assets in
securities: Securities rated lower than BBB by S&P and Baa        these securities. We intend to limit our investment in any single
by Moody's are considered to be of poor standing and              lower rated bond, which can help to reduce the effect of an
predominantly speculative as to the issuer's ability to           individual default on the Series. We also intend to limit our
repay interest and principal.                                     overall holdings of bonds in this category. Such limitations may not protect the Series from widespread bond defaults brought about
These bonds are often issued by less creditworthy companies       by a sustained economic downturn or from price declines that might
or by highly leveraged (indebted) firms, which are generally      result from changes in the quality ratings of individual bonds.
less able than more financially stable firms to make
scheduled payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding      The Series is subject to this risk. We strive to monitor
foreign securities, including brokerage, tax and custody          transaction costs and to choose an efficient trading strategy for
costs, may be higher than those involved in domestic              the Series.
transactions
------------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

Christopher A. Moth, Director, Senior Portfolio Manager, Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Period
                                                                                Global Bond Series                        5/2/96(1)
                                                                                  Year Ended 12/31                         through
                                                                                ----------------------------------------------------
                                                                                      1999         1998       1997         12/31/96
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                              $10.500    $10.960        $10.000

Income from investment operations
Net investment income(2)                                                                            0.608      0.636          0.339
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                                                0.182    (0.551)          0.831
                                                                                                    -----    -------          -----
Total from investment operations                                                                    0.790      0.085          1.170
                                                                                                    -----      -----          -----

Less dividends and distributions
Dividends from net investment income                                                               (0.600)    (0.460)        (0.210)
Distributions from net realized gain on investments                                                (0.010)    (0.085)          none
                                                                                                  -------    -------           ----
Total dividends and distributions                                                                  (0.610)    (0.545)        (0.210)
                                                                                                  -------    -------        -------


Net asset value, end of period                                                                    $10.680    $10.500        $10.960
                                                                                                  =======    =======        =======


Total return(3)                                                                                     7.82%      0.88%         11.79%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                           $21,711    $16,876         $9,471
Ratio of expenses to average net assets                                                             0.83%      0.80%          0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                          0.92%      1.08%          1.19%
Ratio of net investment income to average net assets                                                5.83%      6.03%          6.51%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                          5.74%      5.75%          6.12%
Portfolio turnover                                                                                    79%        97%            56%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Growth and Income Series

Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them

                                                                                    Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 90% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                 dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: Certificates issued by a U.S.       We may invest without limitation in ADRs. We use them when we
bank which represent the bank's holdings of a stated number       believe they offer better total return opportunities than U.S.
of shares of a foreign corporation. An ADR entitles the           securities.
holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series' must have collateral of at
the same price the buyer paid for them, plus an amount equal      least 102% of the repurchase price. The Series will only enter
to an agreed upon interest rate. Repurchase agreements are        into repurchase agreements in which the collateral is composed of
often viewed as equivalent to cash.                               U.S. government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold        among certain institutional buyers without registration, which are
within seven days at approximately the price that the Series      commonly known as "Rule 144A Securities" and repurchase agreements
has valued them.                                                  with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Growth and Income Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                 How we strive to manage them
                                                                              Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority     We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market -- like      appreciate over an extended time frame regardless of interim market
the stock or bond market -- will decline in        fluctuations. We do not try to predict overall stock market movements and
value because of factors such as economic          generally do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                        We may hold a substantial part of Growth and Income Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the    We limit the amount of the Series' assets invested in any one industry and in
value of securities in a particular industry or    any individual security. We also follow a rigorous selection process designed to
the value of an individual stock or bond will      identify undervalued securities before choosing securities for the portfolio.
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign              We typically invest only a small portion of the Series' portfolio in foreign
securities may be adversely affected by            corporations through American Depositary Receipts. We do not invest directly in
political instability, changes in currency         foreign securities. When we do purchase ADRs, they are generally denominated in
exchange rates, foreign economic conditions or     U.S. dollars and traded on a U.S. exchange.
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that             We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager
John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------
           Growth and Income Series
    (formerly Decatur Total Return Series)                                              Year Ended 12/31
                                                                    ------------------------------------------------------
                                                                      1999        1998        1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $ 18.800    $ 15.980    $ 14.830   $ 11.480

Income (loss) from investment operations
Net investment income                                                            0.361       0.324       0.377      0.416
Net realized and unrealized gain (loss) on investments                           1.636       4.216       2.398      3.574
                                                                              --------    --------    --------   --------
Total from investment operations                                                 1.997       4.540       2.775      3.990
                                                                              --------    --------    --------   --------

Less dividends and distributions
Dividends from net investment income                                            (0.327)     (0.370)     (0.420)    (0.430)
Distributions from net realized gain on investments                             (1.050)     (1.350)     (1.205)    (0.210)
                                                                              --------    --------    --------   --------
Total dividends and distributions                                               (1.377)     (1.720)     (1.625)    (0.640)
                                                                              --------    --------    --------   --------


Net asset value, end of year                                                   $19.420    $ 18.800    $ 15.980    $14.830
                                                                              ========    ========    ========   ========

Total return(1)                                                                 11.35%      31.00%      20.72%     36.12%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                       $579,907    $401,402    $166,647   $109,003
Ratio of expenses to average net assets                                          0.71%       0.71%       0.67%      0.69%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                       0.71%       0.71%       0.67%      0.69%
Ratio of net investment income to average net assets                             2.00%       2.02%       2.66%      3.24%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                       2.00%       2.02%       2.66%      3.24%
Portfolio turnover                                                                 81%         54%         81%        85%
--------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o A history of high earnings-per-share growth;
o Expectations for future earnings growth that are either high or accelerating;
o A price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;
o A discounted cash flow that is high relative to other stocks; or
o A special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o The financial strength of the company;
o The expertise of its management;
o The growth potential of the company within its industry; and
o The growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

Growth Opportunities Series uses the same investment strategy as Growth Opportunities Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                            How we use them
                                                                                     Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of            Generally, we invest 85% to 100% of net assets in common stock
ownership in a corporation. Stockholders participate in       with an emphasis on medium-size companies.
the corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a U.S.       We may hold ADRs when we believe they offer greater
bank and represent the bank's holdings of a stated number     appreciation potential than U.S. securities.
of shares of a foreign corporation. An ADR entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such     Typically, we use repurchase agreements as a short-term
as the Series, and a seller of securities in which the        investment for the Series' cash position. In order to enter
seller agrees to buy the securities back within a             into these repurchase agreements, the Series must have
specified time at the same price the buyer paid for them,     collateral of at least 102% of the repurchase price. The
plus an amount equal to an agreed upon interest rate.         Series will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to       collateral is composed of U.S. government securities.
cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities     We may invest up to 10% of net assets in illiquid securities.
are privately placed securities whose resale is restricted    For this Series, the 10% limit includes restricted securities
under securities law. Illiquid securities are securities      such as privately placed securities that are eligible for
that do not have a ready market, and cannot be easily sold    resale only among certain institutional buyers without
within seven days at approximately the price that the         registration, which are commonly known as "Rule 144A
Series has valued them.                                       Securities" and repurchase agreements with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or      If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon      protect those gains when we anticipate adverse conditions. We
price at a future date. The purchaser of an option may or     might use options or futures to neutralize the effect of any
may not choose to go through with the transaction.            price declines, without selling the security. We might also use options or futures to gain exposure to a particular market
Writing a covered call option on a security obligates the     segment without purchasing individual securities in that
owner of the security to sell it at an agreed upon price      segment. We might use this approach if we had excess cash that
on an agreed upon date (usually no more than nine months      we wanted to invest quickly.
in the future.) The owner of the security receives a
premium payment from the purchaser of the call, but if the    We might use covered call options if we believe that doing so
security appreciates to a price greater than the agreed       would help the Series to meet its investment objective.
upon selling price, the fund would lose out on those
gains.                                                        Use of these strategies can increase the operating costs of the Series and can lead to loss of principal.
Futures contracts are agreements for the purchase or sale
of securities at a specified price, on a specified date.
Unlike an option, a futures contract must be executed
unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks
Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Growth Opportunities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Growth Opportunities Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                           How we strive to manage them
                                                                                     Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the         We maintain a long-term investment approach and focus on stocks
securities in a certain market -- like the stock or bond      we believe can appreciate over an extended time frame regardless
market -- will decline in value because of factors such       of interim market fluctuations. We do not try to predict overall
as economic conditions, future expectations or investor       stock market movements and though we may hold securities for any
confidence.                                                   amount of time, we typically do not trade for short-term
                                                              purposes.

                                                              We may hold a substantial part of Growth Opportunities Series'
                                                              assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the
                                                              Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of      We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an        invested in any one industry and in any individual security. We
individual stock or bond will decline because of              also follow a rigorous selection process before choosing
changing expectations for the performance of that             securities and continuously monitor them while they remain in
industry or for the individual company issuing the            the portfolio.
stock.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller         Though the Series may invest in small companies, our focus is on
companies may be more volatile than larger companies          medium-size companies. We believe medium-size companies, in
because of limited financial resources or dependence on       general, are more stable than smaller companies and involve less
narrow product lines.                                         risk due to their larger size, greater experience and more extensive financial resources. In addition, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will           We analyze each company's financial situation and its cash flow
decrease in value if interest rates rise. The risk is         to determine the company's ability to finance future expansion
generally associated with bonds; however, because             and operations. The potential affect that rising interest rates
smaller companies often borrow money to finance their         might have on a stock is taken into consideration before the
operations, they may be adversely affected by rising          stock is purchased.
interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a            We will not use futures and options for speculative reasons. We
series may experience a loss if it employs an options or      may use options and futures to protect gains in the portfolio
futures strategy related to a security or a market index      without actually selling a security. We may also use options and
and that security or index moves in the opposite              futures to quickly invest excess cash so that the portfolio is
direction from what the manager anticipated. Futures and      generally fully invested.
options also involve additional expenses, which could
reduce any benefit or increase any loss that a fund
gains from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be       We typically invest only a small portion of the Series'
adversely affected by political instability, changes in       portfolio in foreign corporations indirectly through American
currency exchange rates, foreign economic conditions or       Depositary Receipts. When we do purchase ADRs, they are
inadequate regulatory and accounting standards.               generally denominated in U.S. dollars and traded on a U.S.
                                                              exchange.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot      We limit exposure to illiquid securities.
be readily sold within seven days at approximately the
price that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio manager

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------
  Growth Opportunities Series
                                                                                         Year Ended 12/31
                                                                     -----------------------------------------------------
                                                                        1999       1998       1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                             $ 17.270   $ 15.890     $15.130    $11.750

Income (loss) from investment operations
Net investment income (loss)(1)                                                  (0.026)    (0.010)     (0.015)     0.072
Net realized and unrealized gain (loss) on investments                            2.901      2.260       2.030      3.378
                                                                               --------   --------     -------    -------
Total from investment operations                                                  2.875      2.250       2.015      3.450
                                                                               --------   --------     -------    -------

Less dividends and distributions
Dividends from net investment income                                               none       none     (0.070)     (0.070)
Distributions from net realized gain on investments                              (1.595)    (0.870)     (1.185)      none
                                                                               --------   --------     -------    -------
Total dividends and distributions                                                (1.595)    (0.870)     (1.255)    (0.070)
                                                                               --------   --------     -------    -------


Net asset value, end of year                                                   $ 18.550   $ 17.270     $15.890    $15.130
                                                                               ========   ========     =======    =======

Total return(2)                                                                  18.81%     14.90%      14.46%     29.53%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $130,548   $110,455     $79,900    $58,123
Ratio of expenses to average net assets                                           0.80%      0.80%       0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.86%      0.87%       0.82%      0.85%
Ratio of net investment income (loss) to average net assets                      (0.16%)    (0.06%)     (0.11%)     0.61%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                       (0.22%)    (0.13%)     (0.13%)     0.56%
Portfolio turnover                                                                 142%       134%         85%        73%
--------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

High Yield Series

Our investment strategies

High Yield Series
We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the six months following May 1, 2000.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                             How we use them
                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a      The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an       bonds. The Series generally will not purchase corporate bonds
NRSRO such as S&P or Moody's or, if unrated, that we          which, at the time of purchase, are rated or lower than CCC by
believe are of comparable quality. These securities are       S&P or Caa by Moody's.
considered to be of poor standing and predominately
speculative.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations           The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities       securities. However, they will typically be a small percentage
issued by the U.S. Treasury or securities of U.S.             of the portfolio because they generally do not offer as high a
government agencies or instrumentalities which are            level of current income as high-yield corporate bonds.
backed by the full faith and credit of the United
States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government or corporate securities: Securities        The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities       securities of issuers domiciled in foreign countries including
or foreign corporations.                                      both established countries and those with emerging markets.

A supranational entity is an entity established or
financially supported by the national governments of one
or more countries. The International Bank for
Reconstruction and Development (more commonly known as
the World Bank) is one example of a Supranational
entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon          We may invest in zero coupon bonds and payment-in-kind bonds,
securities are debt obligations which do not entitle the      though we do not expect this to be a significant component of
holder to any periodic payments of interest prior to          our strategy. The market prices of these bonds are generally
maturity or a specified date when the securities begin        more volatile than the market prices of securities that pay
paying current interest. Therefore, they are issued and       interest periodically and are likely to react to changes in
traded at a price lower than their face amounts or par        interest rates to a greater degree than interest-paying bonds
value. Payment-in-kind bonds pay interest or dividends        having similar maturities and credit quality. They may have
in the form of additional bonds or preferred stock.           certain tax consequences which, under certain conditions, could be adverse to the Funds.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,          Typically, we use repurchase agreements as a short-term
such as the Series, and seller of securities in which         investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a         these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for           at least 102% of the repurchase price. No more than 10% of the
them, plus an amount equal to an agreed upon interest         Series' assets may be invested in repurchase agreement of over
rate. Repurchase agreements are often viewed as               seven days' maturity. The Series will only enter into repurchase
equivalent to cash.                                           agreements in which the collateral is composed of U.S.
                                                              government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities            We may invest in privately placed securities that are eligible
whose resale is restricted under securities law.              for resale only among certain institutional buyers without registration, including Rule 144A Securities.

                                                              Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                             How we use them
                                                                           High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready      We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks
The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
High Yield Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in the High Yield Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in High Yield Series Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                             How we strive to manage them
                                                                               High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the         We maintain a long-term investment approach and focus on bonds
securities in a certain market--like the stock or bond        that we believe will continue to pay interest regardless of
market--will decline in value because of factors such as      interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor          bond market or interest rate movements and generally do not
confidence.                                                   trade for short-term purposes.

                                                              We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of      We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an        industry and in any individual security. We also follow a
individual stock or bond will decline because of              rigorous selection process before choosing securities for the
changing expectations for the performance of that             portfolio.
industry or for the individual company issuing the stock
or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will           The Series is subject to interest rate risk. We cannot eliminate
decrease in value if interest rates rise. The risk is         that risk, but we do strive to manage it by monitoring economic
greater for bonds with longer maturities than for those       conditions.
with shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility         Our careful, credit-oriented bond selection and our commitment
that a bond's issuer will be unable to make timely            to hold a diversified selection of high-yield bonds are designed
payments of interest and principal.                           to manage this risk.

Investing in so-called "junk" or "high-yield" bonds           We generally do not purchase corporate bonds which, at the time
entails the risk of principal loss, which may be greater      of purchase, are rated lower than CCC by S&P or Caa by Moody's.
than the risk involved in investment grade bonds.             If a corporate bond held by the Series drops below these levels
High-yield bonds are sometimes issued by companies whose      or goes into default, the Series will begin to sell the security
earnings at the time of issuance are less than the            in an orderly manner, striving to minimize any adverse affect on
projected debt service on the junk bonds.                     the Series.
------------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds      It is likely that protracted periods of economic uncertainty
existed through periods of economic downturns, the            would cause increased volatility in the market prices of
high-yield market grew rapidly during the long economic       high-yield bonds, an increase in the number of high-yield bond
expansion which took place in the United States during        defaults and corresponding volatility in the Series' net asset
the 1980s. During that economic expansion, the use of         value. In the past, uncertainty and volatility in the high-yield
high-yield debt securities to finance highly leveraged        market have resulted in volatility in the Series' net asset
corporate acquisitions and restructurings increased           value.
dramatically. As a result, the high-yield market grew
substantially. Some analysts believe a protracted             In striving to manage this risk, we allocate assets across a
economic downturn would severely disrupt the market for       wide range of industry sectors. We may emphasize industries that
high-yield bonds, adversely affect the value of               have been less susceptible to economic cycles in the past,
outstanding bonds and adversely affect the ability of         particularly if we believe that the economy may be entering into
high-yield issuers to repay principal and interest.           a period of slower growth.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                             How we strive to manage them
                                                                               High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be       We carefully evaluate the reward and risk associated with each
adversely affected by political instability, changes in       foreign security that we consider.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards. We may
invest only 15% of the portfolio in securities of
foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot      A less liquid secondary market may have an adverse effect on the
be readily sold within seven days at approximately the        Series' ability to dispose of particular issues, when necessary,
price that a series values them.                              to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the
There is generally no established retail secondary            creditworthiness of the issuer. In striving to manage this risk,
market for high-yield securities. As a result, the            we evaluate the size of a bond issuance as a way to anticipate
secondary market for high-yield securities is more            its likely liquidity level.
limited and less liquid than other secondary securities
markets. The high-yield secondary market is particularly      We may invest only 15% of net assets in illiquid securities.
susceptible to liquidity problems when the institutions,
such as mutual funds and certain financial institutions,
which dominate it temporarily stop buying bonds for
regulatory, financial or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as             The Series' privately placed high-yield securities are
described above can make it more difficult for a series       particularly susceptible to the liquidity and valuation risks.
to obtain precise valuations of the high-yield                We will strive to manage this risk by carefully evaluating
securities in its portfolio. During periods of reduced        individual bonds and by limiting the amount of the portfolio
liquidity, judgment plays a greater role in valuing           that can be allocated to privately placed high-yield securities.
high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a         Volatility in the high-yield market could increase redemption
series than are purchased for an extended period of           risk. We strive to maintain a cash balance sufficient to meet
time, a series may be required to sell securities             any redemptions. We may also borrow money, if necessary, to meet
without regard to the investment merits of such actions.      redemptions.
This could decrease a series' asset base, potentially
resulting in a higher expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States            We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered            evaluate any possible effects they might have on the Series'
legislative actions that could adversely affect the           portfolios.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield
market. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of
new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio managers

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for High Yield Series.

Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------
       High Yield Series(1)                                                              Year Ended 12/31

                                                                  --------------------------------------------------------
                                                                       1999      1998       1997         1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  9.510     $9.170      $ 8.940    $ 8.540

Income (loss) from investment operations
Net investment income                                                           0.906      0.863        0.853      0.872
Net realized and unrealized gain (loss) on investments                         (1.048)     0.332        0.230      0.400
                                                                             --------    -------      -------    -------
Total from investment operations                                               (0.142)     1.195        1.083      1.272
                                                                             --------    -------      -------    -------

Less dividends and distributions
Dividends from net investment income                                           (0.905)    (0.855)      (0.853)    (0.872)
Distributions from net realized gain on investments                            (0.003)      none         none       none
                                                                             --------    -------      -------    -------
Total dividends and distributions                                              (0.908)    (0.855)      (0.853)    (0.872)
                                                                             --------    -------      -------    -------

Net asset value, end of year                                                 $  8.460    $ 9.510      $ 9.170    $ 8.940
                                                                             ========    =======      =======    =======

Total return(2)                                                                (1.83%)    13.63%       12.79%     15.50%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                      $120,708    $98,875      $67,665    $56,605
Ratio of expenses to average net assets                                         0.70%      0.70%        0.70%      0.69%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                                   0.70%      0.70%        0.70%      0.69%
Ratio of net investment income to average net assets                            9.85%      9.24%        9.54%      9.87%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                                   9.85%      9.24%        9.54%      9.87%
Portfolio turnover                                                                86%       121%          93%        74%
--------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, the Series' investment objective changed from "high current income" to "total return and, as a secondary objective, high current income."
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

International Equity Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
                                                                                     International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of              The Series will invest its assets in common stocks, some of
ownership in a corporation. Stockholders participate in         which will be dividend-paying stocks.
the corporation's profits and losses, proportionate to
the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or             Although not a principal strategy of the Series, for temporary
foreign corporations.                                           defensive purposes, the Series may invest all or a substantial portion of its assets in corporate obligations.

                                                                All corporate debt will be rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued          Although not a principal strategy of the Series, for temporary
by a government other than the United States or by an           defensive purposes, the Series may invest all or a substantial
agency, instrumentality or political subdivision of such        portion of its assets in high quality debt obligations of
governments.                                                    foreign governments, their agencies, instrumentalities and political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or                Although not a principal strategy of the Series, for temporary
guaranteed by the U.S. government or issued by an agency        defensive purposes the Series may invest in U.S. government
or instrumentality of the U.S. government.                      securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,               International Equity Series may hold closed-end investment
investments by U.S. mutual funds are generally made by          company securities if we believe the country offers good
purchasing shares of investment companies that in turn          investment opportunities. These investments involve an indirect
invest in the securities of such countries.                     payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign                Although the Series values its assets daily in U.S. dollars, its
currency exchange contract involves an obligation to            does not intend to convert its holdings of foreign currencies
purchase or sell a specific currency on a fixed future          into U.S. dollars on a daily basis. The Series will, however,
date at a price that is set at the time of the contract.        from time to time, purchase or sell foreign currencies and/or
The future date may be any number of days from the date         engage in forward foreign currency exchange transactions. The
of the contract as agreed by the parties involved.              Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
                                                                                     International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary        The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs):         and GDRs, generally focusing on those whose underlying
ADRs are receipts issued by a U.S. depositary (usually a        securities are issued by foreign entities.
U.S. bank) and EDRs and GDRs are receipts issued by a
depositary outside of the U.S. (usually a non-U.S. bank         To determine whether to purchase a security in a foreign market
or trust company or a foreign branch of a U.S. bank).           or through depositary receipts, we evaluate the price levels,
Depositary receipts represent an ownership interest in          the transaction costs, taxes and administrative costs involved
an underlying security that is held by the depositary.          with each security to identify the most efficient choice.
Generally, the holder of the depositary receipt is
entitled to all payments of interest, dividends or
capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities that are eligible
resale is restricted under securities law.                      for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at                including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.        days.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,            Typically, we use repurchase agreements as a short-term
such as the Series, and a seller of securities in which         investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a           these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for             at least 102% of the repurchase price. The Series will only
them, plus an amount equal to an agreed upon interest           enter into repurchase agreements in which the collateral is
rate. Repurchase agreements are often viewed as                 composed of U.S. government securities.
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

The Series may invest in preferred stocks, convertible securities, warrants, futures and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in International Equity Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
                                                                                     International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on stocks
securities in a certain market--like the stock or bond          we believe can appreciate over an extended time frame regardless
market--will decline in value because of factors such as        of interim market fluctuations. In deciding what portion of a
economic conditions, future expectations or investor            Fund's portfolio should be invested in any individual country,
confidence.                                                     we evaluate a variety of factors, including opportunities and risks relative to other countries.

                                                                In addition, for temporary defensive purposes, the Funds may invest all or a substantial portion of its assets in high
                                                                quality debt instruments of foreign governments, the U.S.
                                                                government, (including their agencies and instrumentalities) or foreign or U.S. companies. To the extent it holds does so, the
                                                                Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        We typically hold a number of different securities in a variety
securities in a particular industry or the value of an          of sectors in order to minimize the impact that a poorly
individual stock or bond will decline because of                performing security would have on the Series.
changing expectations for the performance of that
industry or for the individual company issuing the stock
or bond.
------------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of the Series'         The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in            foreign currency exchange contracts. If the Series agrees to
foreign currency exchange rates. Adverse changes in             purchase or sell foreign securities at a pre-set price on a
exchange rates may reduce or eliminate any gains                future date, the Series attempts to protect the value of a
produced by investments that are denominated in foreign         security they own from future changes in currency rates. If the
currencies and may increase any losses.                         Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
                                                                security's price in terms of U.S. dollars or another applicable currency. The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance
                                                                portfolio returns. However, there is no assurance that such a strategy will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire         We evaluate the political situations in the countries where we
region where we invest may experience political                 invest and take into account any potential risks before we
instability. This may cause greater fluctuation in the          select securities for the portfolio. However, there is no way to
value and liquidity of our investments due to changes in        eliminate political risk when investing internationally.
currency exchange rates, governmental seizures or
nationalization of assets.
------------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that the risks          The Series, to the limited extent that it invests in emerging
associated with international investing will be greater         markets, is subject to the risk.
in emerging markets than in more developed foreign
markets because, among other things, emerging markets
may have less stable political and economic
environments.
------------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets        The Series will attempt to reduce these risks by investing in a
may be less liquid, have greater price volatility, less         number of different countries, and noting trends in the economy,
regulation and higher transaction costs than U.S.               industries and financial markets.
markets.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                            How we use them
                                                                                     International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may         We conduct fundamental research on the companies we invest in
be subject to different accounting, auditing and                rather than relying solely on information available through
financial reporting standards than U.S. companies. There        financial reporting. We believe this will help us to better
may be less information available about foreign issuers         uncover any potential weaknesses in individual companies.
than domestic issuers. Furthermore, regulatory oversight
of foreign issuers may be less stringent or less
consistently applied than in the United States.
------------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and            We strive to monitor transaction costs and to choose an
holding foreign securities, including brokerage, tax and        efficient trading strategy for the Series.
custody costs, may be higher than those involved in
domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing the Series since its inception.

Nigel G. May, Director, Senior Portfolio Manager, Delaware International Avisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------------------------------------------

  International Equity Series                                                           Year Ended 12/31
                                                                  -------------------------------------------------------
                                                                        1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                             $ 15.520   $ 15.110   $ 13.120    $11.840

Income from investment operations
Net investment income(1)                                                          0.386      0.359      0.557      0.419
Net realized and unrealized gain on investments and foreign
  currencies                                                                      1.169      0.596      1.966      1.191
                                                                               --------   --------   --------      -----
Total from investment operations                                                  1.555      0.955      2.523      1.610
                                                                               --------   --------   --------      -----

Less dividends and distributions
Dividends from net investment income                                             (0.595)    (0.545)    (0.420)    (0.240)
Distributions from net realized gain on investments                                none       none     (0.113)    (0.090)
                                                                               --------   --------   --------    -------
Total dividends and distributions                                                (0.595)    (0.545)    (0.533)    (0.330)
                                                                               --------   --------   --------    -------


Net asset value, end of year                                                   $ 16.480   $ 15.520   $ 15.110    $13.120
                                                                               ========   ========   ========    =======


Total return(2)                                                                  10.33%      6.60%     20.03%     13.98%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $243,536   $198,863   $131,428    $81,548
Ratio of expenses to average net assets                                           0.87%      0.85%      0.80%      0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                                     0.88%      0.90%      0.91%      0.89%
Ratio of net investment income to average net assets                              2.41%      2.28%      4.71%      3.69%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly                                                                     2.40%      2.23%      4.60%      3.60%
Portfolio turnover                                                                   5%         7%         8%        19%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

REIT Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                        How we use them
                                                                                       REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually            The Series may invest without limitation in shares of REITs.
traded publicly, that manages a portfolio of real
estate to earn profits for shareholders.

REITs are generally classified as equity REITs,
mortgage REITs or a combination of equity and mortgage
REITs. Equity REITs invest the majority of their assets
directly in real property, derive income primarily from
the collection of rents and can realize capital gains
by selling properties that have appreciated in value.
Mortgage REITs invest the majority of their assets in
real estate mortgages and derive income from the
collection of interest payments. By investing in REITs
indirectly through the Series, a shareholder bears not
only a proportionate share of the expenses of the
Series, but also, indirectly, similar expenses of the
REITs.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Operating Companies: A                  We may invest without limit in REOCs.
company that derives at least 50% of its gross revenues
or net profits from:
(1) Ownership, development, construction, financing,
    management or sale of commercial, industrial
    or residential real estate, or
(2) products or services related to the real estate
    industry, such as building supplies or mortgage
    servicing.
----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities and American Depositary Receipts:         The Series' investments in equity securities of REITs and REOCs may
Securities of foreign entities issued directly or, in        include, from time to time, sponsored or unsponsored American
the case of American Depositary Receipts, through a          Depositary Receipts actively traded in the United States. Equity
U.S. bank. ADRs are issued by a U.S. bank and represent      securities for this purpose include common stocks, securities
the bank's holding of a stated number of shares of a         convertible into common stocks and securities having common stock
foreign corporation. An ADR entitles the holder to all       characteristics, such as rights and warrants to purchase common
dividends and capital gains earned by the underlying         stocks.
foreign shares. ADRs are bought and sold the same as
U.S. securities.                                             We may invest up to 10% of the Series' assets in foreign securities.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                        How we use them
                                                                                       REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,         Typically, we use repurchase agreements as a short-term investment
such as the Series, and a seller of securities in which      for the Series' cash position. In order to enter into these
the seller agrees to buy the securities back within a        repurchase agreements, the Series must have collateral of at least
specified time at the same price the buyer paid for          102% of the repurchase price. The Series will only enter into
them, plus an amount equal to an agreed upon interest        repurchase agreements in which the collateral is composed of U.S.
rate. Repurchase agreements are often viewed as              government securities.. Except when the manager believes a temporary
equivalent to cash.                                          defensive approach is appropriate, the Series will not hold more than
                                                             5% of its total assets in cash or such short-term investments. All short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as determined by the manager.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities           We may invest in privately placed securities that are eligible for
whose resale is restricted under securities law.             resale only among certain institutional buyers without registration.
                                                             These are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the
                                                             Series' 15% limit on illiquid securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a           We may invest up to 15% of net assets in illiquid securities,
ready market, and cannot be easily sold, if at all, at       including repurchase agreements with maturities of over seven days.
approximately the price that the Series has valued
them.
----------------------------------------------------------------------------------------------------------------------------------

Lending securities
REIT Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
REIT Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in REIT Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                   How we strive to manage them
                                                                                       REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or          believe can appreciate over an extended time frame regardless of
bond market -- will decline in value because of factors      interim market fluctuations. We do not try to predict overall stock
such as economic conditions, future expectations or          market movements and do not trade for short-term purposes.
investor confidence.
                                                             We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        In the REIT Series we concentrate on the real estate industry. As a
of securities in a particular industry or the value of       consequence, the share price of the Series may fluctuate in response
an individual stock or bond will decline because of          to factors affecting that industry, and may fluctuate more widely
changing expectations for the performance of that            than a Portfolio that invests in a broader range of industries. The
industry or for the individual company issuing the           Series may be more susceptible to any single economic, political or
stock or bond.                                               regulatory occurrence affecting the real estate industry.

                                                             In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single issuer than diversified Series. See "Non-diversified risk" below.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will          The REIT Series is subject to interest rate risk. As interest rates
decrease in value if interest rates rise.                    decline, the value of the Series' investments in real estate investment trusts that hold fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series'
                                                             investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt the returns of REITs that hold fixed rate obligations.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Risk includes among others:             Since the Series invests principally in REITs it is subject to risks
possible declines in the value of real estate; risks         associated with the real estate industry. Investors should carefully
related to general and local economic conditions;            consider these risks before investing in the Series.
possible lack of availability of mortgage funds;
overbuilding; extended vacancies of properties;
increases in competition; and changes in interest
rates. REITS are subject to substantial cash flow
dependency, defaults by borrowers, self-liquidation,
and the risk of failing to qualify for tax-free
pass-through of income under the Internal Revenue Code
or to maintain exemptions from the Investment Company
Act of 1940.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                   How we strive to manage them
                                                                                       REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Non-Diversified Risk affects portfolios with a greater       Though the REIT Series will hold a number of different securities,
percentage of assets invested in fewer securities.           technically, it is considered a non-diversified fund according to the
Adverse effects on individual holdings may have a            definition in the 1940 Act. In a diversified fund, 75% of the
greater impact on performance.                               portfolio must be diversified, meaning the fund or series cannot invest more than 5% of total assets in an individual security. When a fund is non-diversified, it does not have to limit the percentage of assets invested in individual securities. However, the REIT Series does intent to satisfy the Internal Revenue Code's diversification requirement, which says that for 50% of the Series' assets, no more than 5% of total assets can be invested in any one individual security. The bottom line for shareholders is that 50% of the REIT
                                                             Series must be spread among various securities, with no more than 5%
                                                             of total assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual securities.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be      We may invest up to 10% of the REIT Series' total assets in foreign
adversely affected by political instability, changes in      securities; however we typically invest only a small portion of
currency exchange rates, foreign economic conditions or      assets in foreign securities.
inadequate regulatory and accounting standards.
                                                             If the Series holds international securities, currency considerations may present risks. The Series may try to reduce this risk by investing in forward foreign currency exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See "Futures and options" risks below.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold, if at all, at approximately the
price that the Series values them.
----------------------------------------------------------------------------------------------------------------------------------
Futures and Options Risk: Futures contracts, options on      The REIT Series may use futures contracts and options on futures
futures contracts, forward contracts, and certain other      contracts, as well as options on securities for defensive purposes
options involve risks. For example, there may be no          and not for speculation. The Series will enter into futures contracts
correlation between price changes of an option or            and options only as long as no more than 5% of the Series' assets are
futures contract and the assets being hedged. This           required as futures contract margin deposits and premiums on options.
could render the hedging strategy unsuccessful and           Obligations under such futures contracts and options on those futures
could result in losses.                                      contracts may not exceed 20% of the Series' total assets.
Options and futures contracts on foreign currencies,
and forward contracts, entail particular risks related
to conditions affecting the underlying currency.
----------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the Series will pay the manager a fee of 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion on an annual basis.

Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of November 30, 1998, Lincoln had approximately $41 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio manager
Christopher S. Beck, Vice President/Senior Portfolio Manager, together with Thomas J. Trotman and Damon J. Andres, both Vice Presidents, have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Beck was named to the REIT management team on May 6, 1999, joining Mr. Trotman who has been on the team since 1998 and Mr. Andres who has been on the team since 1997.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                   ---------------- -------------
                                                                                          Period
                                                                              Year     5/4/98(1)
                                                                             Ended       through
REIT Series                                                               12/31/99      12/31/98
------------------------------------------------------------------ ---------------- -------------
Net asset value, beginning of period                                                     $10.000

Income (loss) from investment operations
Net investment income                                                                      0.217
Net realized and unrealized loss on investments                                           (1.117)
                                                                                         -------
Total from investment operations                                                          (0.900)
                                                                                         -------

Net asset value, end of period                                                            $9.100
                                                                                          ======

Total return(2)                                                                           (9.00%)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                   $5,562
Ratio of expenses to average net assets                                                    0.85%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                 1.02%
Ratio of net investment income to average net assets                                       6.42%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                 6.25%
Portfolio turnover                                                                           39%
------------------------------------------------------------------ ---------------- -------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Select Growth Series

Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;
o projections for high future growth or acceleration in earnings-per-share;
o a price-to-earnings ratio that is low relative to other stocks; and
o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Select Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                        How we use them
                                                                                   Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of           We invest at least 65% of the Series' total assets in equity
ownership in a corporation. Stockholders participate in      securities (including common stocks and convertible securities.
the corporation's profits and losses, proportionate to       Generally, however, we invest 90% to 100% of net assets in common
the number of shares they own.                               stock. We may invest in companies of any size greater than $300 million in market capitalization.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer and      Typically, we use repurchase agreements as a short-term investment
seller of securities in which the seller agrees to buy       for the Series' cash position. In order to enter into these
the securities back within a specified time at the same      repurchase agreements, the Series must have collateral of at least
price the buyer paid for them, plus an amount equal to       102% of the repurchase price. The Series will only enter into
an agreed upon interest rate. Repurchase agreements are      repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                          government securities.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities           We may invest in privately placed securities that are eligible for
whose resale is restricted under securities law.             resale only among certain institutional buyers without registration.
                                                             These are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the
                                                             Series' 15% limit on illiquid securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a           We may invest up to 15% of net assets in illiquid securities,
ready market, and cannot be easily sold within seven         including repurchase agreements with maturities of over seven days.
days at approximately the price that the Series has
valued them.
----------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, convertible securities, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You will be able to find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Select Growth Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Portfolio turnover
We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Select Growth Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                   How we strive to manage them
                                                                                  Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or          believe can appreciate over an extended time frame regardless of
bond market -- will decline in value because of factors      interim market fluctuations. We do not try to predict overall stock
such as economic conditions, future expectations or          market movements and though we may hold securities for any amount of
investor confidence.                                         time, we typically do not trade for short-term purposes.

                                                             We may hold up to 100% of Select Growth Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        We limit the amount of Select Growth Series' assets invested in any
of securities in a particular industry or the value of       one industry and in any individual security. We also follow a
an individual stock or bond will decline because of          rigorous selection process before choosing securities and
changing expectations for the performance of that            continuously monitor them while they remain in the portfolio.
industry or for the individual company issuing the
stock.
----------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small and       Select Growth Series seeks opportunities among companies of all
medium-size companies may be more volatile than larger       sizes. Because its portfolio does not concentrate specifically on
companies because of limited financial resources or          small or medium-size companies, this risk may be balanced by our
dependence on narrow product lines.                          holdings of large companies.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will          We analyze each company's financial situation and its cash flow to
decrease in value if interest rates rise. The risk is        determine the company's ability to finance future expansion and
generally associated with bonds; however, because small      operations. The potential affect that rising interest rates might
and medium-size companies often borrow money to finance      have on a stock is taken into consideration before the stock is
their operations, they may be adversely affected by          purchased.
rising interest rates.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

Portfolio managers

Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------
                                                                      Period
                         Select Growth Series                        5/1/99(1)
                                                                      through
                                                                     12/31/99
--------------------------------------------------------------------------------

Net asset value, beginning of period                                  $10.000

Income (loss) from investment operations
Net investment income

Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return(2)

Ratios and supplemental data
Net assets, end of period (000 omitted)

Ratio of expenses to average net assets

Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly

Ratio of net investment income to average net assets

Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly

Portfolio turnover
--------------------------------------------------------------------------------

(3) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

Small Cap Value Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                                   Securities                                              How we use them

                                                                                       Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Under normal market conditions, we will hold at least 65% of the
in a corporation. Stockholders participate in the                 Series' net assets in common stock of small companies that we
corporation's profits and losses, proportionate to the            believe are selling for less than their true value. Generally, we
number of shares they own.                                        invest 90% to 100% of net assets in these stocks.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually traded          The Series is permitted to invest in REITs and would typically do
publicly, manages a portfolio of real estate to earn profits      so when this sector or companies within the sector appeared to
for shareholders.                                                 offer opportunities for price appreciation.
------------------------------------------------------------------------------------------------------------------------------------
Foreign Securities and American Depositary Receipts:              Although Small Cap Value Series may invest up to 25% of its net
Securities of foreign entities issued directly or, in the         assets in foreign securities or depository receipts, the manager
case of American Depositary Receipts, through a U.S. bank.        has no present intention of doing so. We may hold ADRs when we
ADRs are issued by a U.S. bank and represent a stated number      believe they offer greater value and greater appreciation
of shares of a foreign corporation that the bank holds in         potential than U.S. securities.
its vault. An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign shares. ADRs
are bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities

Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis

Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover

We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in Small Cap Value Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                     How we strive to manage them

                                                                                       Small Cap Value Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or bond          believe can appreciate over an extended time frame regardless of
market -- will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and generally do not trade for short-term
confidence.                                                       purposes.

                                                                  We may hold a substantial part of Small Cap Value Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Small Cap Value Series' assets invested in
securities in a particular industry or the value of an            any one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing         rigorous selection process before choosing securities and
expectations for the performance of that industry or for the      continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller             Small Cap Value Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies because      selects stocks carefully and monitors them continuously. And,
of limited financial resources or dependence on narrow            because we focus on stocks that are already selling at relatively
product lines.                                                    low prices, we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease      We analyze each company's financial situation and its cashflow to
in value if interest rates rise. The risk is generally            determine the company's ability to finance future expansion and
associated with bonds; however, because smaller companies         operations. The potential affect that rising interest rates might
often borrow money to finance their operations, they may be       have on a stock is taken into consideration before the stock is
adversely affected by rising interest rates.                      purchased.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manger.

Portfolio managers

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has been in the investment business for 19 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Series
                                                                                         Year Ended 12/31
                                                                 -------------------------------------------------------------------
                                                                        1999       1998       1997        1996       1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                               $17.920    $14.500     $12.470    $10.290

Income (loss) from investment operations
Net investment income                                                              0.196      0.122       0.112      0.192
Net realized and unrealized gain (loss) on investments                            (1.036)     4.338       2.548      2.208
                                                                                 -------      -----       -----      -----
Total from investment operations                                                  (0.840)     4.460       2.660      2.400
                                                                                 -------      -----       -----      -----

Less dividends and distributions

Dividends from net investment income                                              (0.135)    (0.110)     (0.180)    (0.150)
Distributions from net realized gain on investments                               (0.495)    (0.930)     (0.450)    (0.070)
                                                                                 -------    -------     -------    -------
Total dividends and distributions                                                 (0.630)    (1.040)     (0.630)    (0.220)
                                                                                 -------    -------     -------    -------


Net asset value, end of year                                                     $16.450    $17.920     $14.500    $12.470
                                                                                 =======    =======     =======    =======


Total return(1)                                                                   (4.79%)    32.91%      22.55%     23.85%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $103,989    $84,071     $23,683    $11,929
Ratio of expenses to average net assets                                            0.83%      0.80%       0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                         0.85%      0.90%       0.99%      0.96%
Ratio of net investment income to average net assets                               1.32%      1.24%       1.28%      2.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                         1.30%      1.14%       1.09%      1.97%
Portfolio turnover                                                                   45%        41%         84%        71%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow significantly faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                               How we use them
                                                                                         Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 90% to 100% of net assets in common stock of
in a corporation. Stockholders participate in the                 medium-to large-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold,       among certain institutional buyers without registration, which are
if at all, at approximately the price that the Series has         commonly known as "Rule 144A Securities" and repurchase agreements
valued them.                                                      with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. It may hold cash, short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes, although to the extent it does so it may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities

Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover

We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks

Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Social Awareness Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
                                                                                        Social Awareness Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or bond          believe can appreciate over an extended time frame regardless of
market -- will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and generally do not trade for short-term
confidence.                                                       purposes.

                                                                  We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Social Awareness Series' assets invested in
securities in a particular industry or the value of an            any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the      Because Social Awareness Series avoids investing in companies that
individual company issuing the stock or bond.                     don't meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of those sectors.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Limited market risk is the risk that because the Series           Because the Series only invests in companies that meet its
avoids certain companies not considered socially                  definition of "socially responsible," this risk is unavoidable.
responsible, it could miss out on strong performance from
those companies.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser

The Series is managed by Delaware Management Company. Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.00% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management in excess of $9.34 billion as of December 31, 1999.

Portfolio managers

Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for Social Awareness Series.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President, Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Period
                                                                                                                 5/1/97(1)
   Social Awareness Series                                                  Year Ended 12/31                      through
                                                                                                                 12/31/97
                                                                      --------------------------------------
                                                                           1999                  1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $12.840            $10.000

Income from investment operations
Net investment income                                                                           0.065              0.051
Net realized and net unrealized gain on investments                                             1.880              2.789
                                                                                                -----              -----
Total from investment operations                                                                1.945              2.840
                                                                                                -----              -----

Less dividends and distributions
Dividends from net investment income                                                           (0.050)              none
Distributions from net realized gain on investments                                            (0.185)              none
                                                                                              -------               ----
Total dividends and distributions                                                              (0.235)              none
                                                                                              -------               ----


Net asset value, end of period                                                                $14.550            $12.840
                                                                                              =======            =======


Total return(2)                                                                                15.45%             28.40%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                       $26,962             $7,800
Ratio of expenses to average net assets                                                         0.83%              0.80%
Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly                              0.89%              1.40%
Ratio of net investment income to average net assets                                            0.80%              1.13%
Ratio of net investment income to average net assets
          prior to expense limitation and expenses paid indirectly                              0.74%              0.53%
Portfolio turnover                                                                                30%                52%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Strategic Income Series

Our investment strategies

Strategic Income Series is a type of fixed income fund that invests in three distinct sectors of the fixed income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a          The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a            corporate bonds. Emphasis is typically on those rated BB or Ba by
nationally recognized statistical ratings organization            an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are issued
by corporations that have poor credit quality and may have        We carefully evaluate an individual company's financial situation,
difficulty repaying principal and interest.                       its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Series may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations               The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt               government obligations; however, these securities will typically
securities issued by the U.S. Treasury and securities of          be a smaller percentage of the portfolio because they generally do
U.S. government agencies or instrumentalities.                    not offer as high a level of current income as other fixed-income securities the Series may invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that          We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving            mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying mortgage        issued mortgage-backed securities.
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                 We may invest in mortgage-backed securities issued by private
instrumentalities, such as the Federal Home Loan Mortgage         companies whether or not the securities are 100% collateralized.
Corporation, Fannie Mae and the Government National Mortgage      However, these securities must be rated in one of the four highest
Association. Others are issued by private financial               categories by an NRSRO at the time of purchase. The privately
institutions, with some fully collateralized by certificates      issued securities we invest in are either CMOs or REMICs (see
issued or guaranteed by the government or its agencies or         below).
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued      See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately      See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a
fixed pool of mortgages secured by an interest in real
property. Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts        We invest only in asset-backed securities rated in one of the four
receivables including home equity, automobile or credit           highest categories by an NRSRO.
loans.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations issued by      Debt securities within the top three categories comprise what are
a corporation, rated in one of the four highest categories        known as high-grade bonds and are regarded as having a strong
by an NRSRO (or, if unrated, that we believe are of equal         ability to pay principal and interest. Securities in the fourth
quality).                                                         category are known as medium-grade bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and
                                                                  speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Securities issued by foreign       We may invest in foreign government securities and primarily focus
governments or supranational entities. A supranational            on better quality bonds with investment-grade credit ratings.
entity is an entity established or financially supported by
the national governments of one or more countries. The            However, up to 15% of the Series' assets may also be invested in
International Bank for Reconstruction and Development (more       foreign government securities issued by emerging or developing
commonly known as the World Bank) is one example of a             countries, which may be lower rated, including securities rated
supranational entity.                                             below investment grade.

                                                                  We may also invest in securities issued by supranational entities, which are typically of higher quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign corporate bonds: Debt obligations issued by a             We may invest in both rated and unrated securities of foreign
foreign corporation.                                              corporations. We may invest both in investment grade securities and non-investment grade (i.e., those rated BB or lower by S&P or
                                                                  Fitch, Ba or lower by Moody's, or similarly rated by another
                                                                  NRSRO.)
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon              We may invest in zero coupon bonds and payment in kind bonds,
securities are debt obligations which do not entitle the          though we do not expect this to be a significant component of our
holder to any periodic payments of interest prior to              strategy. The market prices of these bonds are generally more
maturity or a specified date when the securities begin            volatile than the market prices of securities that pay interest
paying current interest. Therefore, they are issued and           periodically and are likely to react to changes in interest rates
traded at a price lower than their face amounts or par            to a greater degree than interest-paying bonds having similar
value. Payment-in-kind bonds pay interest or dividends in         maturities and credit quality. They may have certain tax
the form of additional bonds or preferred stock.                  consequences which, under certain conditions, could be adverse to the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks                Up to 10% of the Series' assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and other            securities.
equity securities, such as convertible securities and
warrants.                                                         We would select only equity securities that were consistent with the Series' objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or          At times when we anticipate adverse conditions, we may want to
sell a security or group of securities at an agreed upon          protect gains on securities without actually selling them. We
price at a future date. The purchaser of an option may or         might use options or futures to neutralize the effect of any price
may not choose to go through with the transaction.                declines, without selling the bond or bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
securities at a specified price, on a specified date. Unlike      Use of these strategies can increase the operating costs of the
an option, a futures contract must be executed unless it is       Series and can lead to loss of principal.
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign countries,         We may invest in either closed-end or open-end investment
investments by a mutual fund may only be made through             companies consistent with the 1940 Act requirements. These
investments in closed-end investment companies that in turn       investments involve an indirect payment of a portion of the other
invest in the securities of such countries.                       investment companies' expenses, including advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Brady bonds: These are debt securities issued under the           We may invest in Brady Bonds. We believe that the economic reforms
framework of the Brady Plan, an initiative announced by the       undertaken by countries in connection with the issuance of Brady
U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a          Bonds makes the debt of countries that have issued Brady Bonds or
mechanism for debtor nations to restructure their                 those that have announced plans to issue them a viable opportunity
outstanding external indebtedness (generally, commercial          for investment.
bank debt).
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or forward           We may invest in securities issued in any currency and may hold
contracts: A forward contract involves an obligation to           foreign currency.
purchase or sell a specific currency at a future date at a
price set at the time of the contract. Forward contracts are      Although the Series values its assets daily in terms of U.S.
used to "lock-in" the price of a security that will be            dollars, we do not convert our holdings of foreign currencies into
purchased or sold, in terms of U.S. dollars or other              U.S. dollars on a daily basis. We may, however, from time to time,
currencies.                                                       purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value
                                                                  fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.

                                                                  These transactions may increase the Series' expenses.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                              How we use them
                                                                                       Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an interest      Interest rate swaps may be used to adjust the Fund's sensitivity
rate swap, a series receives payments from another party          to interest rates by changing its duration. We may also use
based on a floating interest rate in return for making            interest rate swaps to hedge against changes in interest rates. We
payments based on a fixed interest rate. An interest rate         use index swaps to gain exposure to markets that the Fund invests
swap can also work in reverse, with a series receiving            in, such as the corporate bond market. We may also use index swaps
payments based on a fixed interest rate and making payments       as a substitute for futures, options or forward contracts if such
based on a floating interest rate. In an index swap, a            contracts are not directly available to the Fund on favorable
series receives gains or incurs losses based on the total         terms.
return of an index, in exchange for making fixed or floating
interest rate payments to another party.                          Interest rate swaps and index swaps will be considered illiquid securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at            including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.          days.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities

Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks

Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis

Strategic Income Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover

We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Strategic Income Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Strategic Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
                                                                                        Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on bonds
securities in a certain market--like the stock or bond            that we believe will continue to pay interest regardless of
market--will decline in value because of factors such as          interim market fluctuations. We do not try to predict overall bond
economic conditions, future expectations or investor              market or interest rate movements and generally do not trade for
confidence                                                        short-term purposes.

Index swaps are subject to the same market risks as the           We may hold a substantial part of the Series' assets in cash or
investment market or sector that the index represents.            cash equivalents as a temporary defensive strategy. To the extent
Depending on the actual movements of the index and how well       it holds cash or cash equivalents, the Series may be unable to
the portfolio managers forecast those movements, a series         achieve its investment objective.
could experience a higher or lower return than anticipated.
                                                                  In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to
                                                                  represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We diversify the Series assets across three distinct sectors of
securities in a particular industry or the value of an            the bond market and among a wide variety of individual issuers.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease      The Series is subject to interest rate risk. We cannot eliminate
in value if interest rates rise. The risk is greater for          that risk, but we do strive to manage it by monitoring economic
bonds with longer maturities than for those with shorter          conditions.
maturities.

Swaps may be particularly sensitive to interest rate              The Series will not invest in interest rate or index swaps with
changes. Depending on the actual movements of interest rates      maturities of more than two years. Each business day we will
and how well the portfolio managers anticipate them, a            calculate the amount the Series must pay for any swaps it holds
series could experience a higher or lower return than             and will segregate enough cash or other liquid securities to cover
anticipated. For example, if a series holds interest rate         that amount.
swaps and is required to make payments based on variable
interest rates, it will have to make increased payments if
interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the
swap agreement.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
                                                                                        Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Credit risk The possibility that a bond's issuer (or an           Our careful, credit-oriented bond selection and our commitment to
entity that insures the bond) will not be able to make            hold a diversified selection of high-yield bonds are designed to
timely payments of interest and principal.                        manage this risk.

Investing in so-called "junk" or "high-yield" bonds entails       It is likely that protracted periods of economic uncertainty would
the risk of principal loss, which may be greater than the         cause increased volatility in the market prices of high-yield
risk involved in investment grade bonds. High-yield bonds         bonds, an increase in the number of high-yield bond defaults and
are sometimes issued by companies whose earnings at the time      corresponding volatility in the Series' net asset value.
the bond is issued are less than the projected debt payments
on the bonds.                                                     Our holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit problems
Some analysts believe a protracted economic downturn would        experienced by individual high-yield bond issuers or foreign
severely disrupt the market for high-yield bonds, adversely       issuers.
affect the value of outstanding bonds and adversely affect
the ability of high-yield issuers to repay principal and          When selecting dealers with whom we would make interest rate or
interest.                                                         index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series         We will use options and futures for defensive purposes, such as to
may experience a significant loss if it employs an option or      protect gains in the portfolio without actually selling the
futures strategy related to a security or a market index and      security or to neutralize the impact of interest rate changes. We
that security or index moves in the opposite direction from       will not use futures and options for speculative reasons or in an
what the portfolio managers anticipated. Futures and options      effort to enhance return.
also involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using the
strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           The Series will attempt to reduce foreign investing risks through
adversely affected by political instability (including            portfolio diversification, credit analysis and attention to trends
governmental seizures or nationalization of assets), changes      in the world economies, industries and financial markets.
in currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards. Foreign           We carefully evaluate the political and economic situations in the
markets may also be less efficient, less liquid, have             countries where we invest and take these risks into account before
greater price volatility, less regulation and higher              we select securities for the portfolio. However, there is no way
transaction costs than U.S. markets.                              to eliminate foreign risks when investing internationally.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the ability of a      Strategic Income Series attempts to reduce the risks associated
foreign government or government related issuer to make           with investing in foreign governments by limiting the portion of
timely and ultimate payments on its external debt                 portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be strongly
influenced by the issuer's balance of payments, including
export performance, its access to international credits and
investments, fluctuations in interest rates and the extent
of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                         How we strive to manage them
                                                                                        Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an investment         We may try to hedge currency risk by purchasing foreign currency
may be negatively affected by changes in foreign currency         exchange contracts. By agreeing to purchase or sell foreign
exchange rates. Adverse changes in exchange rates may reduce      securities at a pre-set price on a future date, the Series strive
or eliminate any gains produced by investments that are           to protect the value of the stock it owns from future changes in
denominated in foreign currencies and may increase any            currency rates. We will use forward currency exchange contracts
losses.                                                           only for defensive measures, not to enhance portfolio returns.
                                                                  However, there is no assurance that a strategy such as this will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks           While the Strategic Income Series may purchase securities of
associated with international investing will be greater in        issuers in any foreign country, developed and emerging, no more
emerging markets than in more developed foreign markets           than 15% of the Series' assets may be invested in direct
because, among other things, emerging markets may have less       obligations of issuers located in emerging market countries.
stable political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       A less liquid secondary market may have an adverse effect on our
readily sold within seven days at approximately the price         ability to dispose of particular issues, when necessary, to meet
that a series values them.                                        the Series' liquidity needs or in response to a specific event, such as the declining creditworthiness of the issuer. In striving
The high-yield secondary market is particularly susceptible       to manage this risk, we evaluate the size of a bond issuance as a
to liquidity problems when the institutions, such as mutual       way to anticipate its likely liquidity level.
funds and certain financial institutions that dominate it
temporarily stop buying bonds for regulatory, financial or        We may invest only 10% of net assets in illiquid securities,
other reasons.                                                    excluding Rule 144A securities described above.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk A less liquid secondary market as described        We will strive to manage this risk by carefully evaluating
above makes it more difficult to obtain precise valuations        individual bonds and by limiting the amount of the portfolio that
of the high-yield securities in its portfolio. During             can be allocated to privately placed high-yield securities.
periods of reduced liquidity, judgment plays a greater role
in valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States Congress       We monitor the status of regulatory and legislative proposals to
has from time to time taken or considered legislative             valuate any possible effects they might have on the Series'
actions that could adversely affect the high-yield bond           portfolio.
market. For example, Congressional legislation, has, with
some exceptions, generally prohibited federally insured
savings and loan institutions from investing in high-yield
securities. Regulatory actions have also affected the
high-yield market. Similar actions in the future could
reduce liquidity for high-yield issues, reduce the number of new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers is the Series' sub-adviser. Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities. For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Paul A. Matlack and Paul Grillo have primary responsibility for making day-to-day investment decisions for Strategic Income Series. Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. He is a CFA charterholder. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

Christopher A. Moth, Director, Senior Portfolio Manager, Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Series in July 1999.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------

Strategic Income Series
                                                                                   Year Ended
                                                                                      12/31                      Period
                                                                   -----------------------------------------  5/1/97(1)
                                                                                                                through
                                                                           1999                 1998           12/31/97
------------------------------------------------------------------ -------------------- -------------------- -----------

Net asset value, beginning of period                                                         $10.620            $10.000

Income from investment operations
Net investment income(2)                                                                       0.832              0.523
Net realized and unrealized gain (loss) on investments, foreign
  currencies and future contracts                                                            (0.557)              0.097
                                                                                             -------              -----
Total from investment operations                                                               0.275              0.620
                                                                                               -----              -----

Less dividends and distributions
Dividends from net investment income                                                         (0.270)               none
Distributions from net realized gain on investments                                          (0.025)               none
                                                                                             -------               ----
Total dividends and distributions                                                            (0.295)               none
                                                                                             -------               ----


Net asset value, end of period                                                               $10.600            $10.620
                                                                                             =======            =======


Total return(3)                                                                                2.63%              6.20%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                      $20,571             $8,606
Ratio of expenses to average net assets                                                        0.80%              0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                     0.81%              1.23%
Ratio of net investment income to average net assets                                           7.90%              7.44%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                     7.89%              7.01%
Portfolio turnover                                                                              143%                70%
------------------------------------------------------------------ -------------------- -------------------- -----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o    the operational history of the company;
o    its strategic focus; and
o    its competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

-----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                          Trend Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership     Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the number of shares they own.
-----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a U.S. bank     We may hold ADRs when we believe they offer greater
and represent the bank's holdings of a stated number of shares   appreciation potential than U.S. securities.
of a foreign corporation. An ADR entitles the holder to all
dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are       Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is composed of U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities that are eligible
resale is restricted under securities law.                       for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at approximately   including repurchase agreements with maturities of over seven
the price that the Series has valued them.                       days.
-----------------------------------------------------------------------------------------------------------------------------------

Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Trend Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                          Trend Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and though we may hold
confidence.                                                      securities for any amount of time, we typically do not trade for short-term purposes.

                                                                 We may hold a substantial part of Trend Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We limit the amount of Trend Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing        rigorous selection process before choosing securities and
expectations for the performance of that industry or for the     continuously monitor them while they remain in the portfolio.
individual company issuing the stock.
-----------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller            Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because     stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow product lines.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease     We analyze each company's financial situation and its cash
in value if interest rates rise. The risk is generally           flow to determine the company's ability to finance future
associated with bonds; however, because smaller companies        expansion and operations. The potential effect that rising
often borrow money to finance their operations, they may be      interest rates might have on a stock is taken into
adversely affected by rising interest rates.                     consideration before the stock is purchased.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We typically invest only a small portion of the Series'
adversely affected by political instability, changes in          portfolio in foreign corporations through American Depositary
currency exchange rates, foreign economic conditions or          Receipts. We do not invest directly in foreign securities.
inadequate regulatory and accounting standards.                  When we do purchase ADRs, they are generally denominated in
                                                                 U.S. dollars and traded on a U.S. exchange.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold, or can only be sold within seven days at
approximately the price that the Series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio manager
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------
  Trend Series

                                                                                        Year Ended 12/31
                                                                 ---------------------------------------------------------
                                                                       1999        1998       1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                               $17.380    $14.560     $14.020    $10.160

Income (loss) from investment operations
Net investment income                                                             0.006      0.019       0.050      0.098
Net realized and unrealized gain (loss) on investments                            2.736      3.031       1.380      3.852
                                                                                  -----      -----       -----      -----
Total from investment operations                                                  2.742      3.050       1.430      3.950
                                                                                  -----      -----       -----      -----

Less dividends and distributions
Dividends from net investment income                                            (0.020)    (0.050)     (0.090)    (0.090)
Distributions from net realized gain on investments                             (0.342)    (0.180)     (0.800)       none
                                                                                -------    -------     -------       ----
Total dividends and distributions                                               (0.362)    (0.230)     (0.890)    (0.090)
                                                                                -------    -------     -------    -------


Net asset value, end of year                                                    $19.760    $17.380     $14.560    $14.020
                                                                                =======    =======     =======    =======


Total return(1)                                                                  16.04%     21.37%      11.00%     39.21%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $168,251   $118,276     $56,423    $20,510
Ratio of expenses to average net assets                                           0.81%      0.80%       0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.85%      0.88%       0.92%      0.96%
Ratio of net investment income to average net assets                              0.03%      0.16%       0.56%      1.03%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                       (0.01%)     0.08%       0.44%      0.87%
Portfolio turnover                                                                 121%       125%        112%        76%
--------------------------------------------------------------------------------------------------------------------------


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

U.S. Growth Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium-sized and large and companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o   low dividend yields;
o   strong balance sheets; and
o   high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o   management changes;
o   new products;
o   structural changes in the economy; or
o   corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S Growth Series uses the same investment strategy as U.S. Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                       U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership     Generally, we invest 85% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the number    potential. We may invest in companies of all sizes, but
of shares they own.                                              typically focus on medium and large-size companies.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts:             The Series may invest up to 20% of its assets in securities of
Securities of foreign entities issued directly or, in the case   foreign issuers. Such foreign securities may be traded on a
of American Depositary Receipts (ADRs), through a U.S. bank.     foreign exchange, or they may be in the form of American
ADRs represent a bank's holding of a stated number of shares     Depositary Receipts (ADRs). Direct ownership of foreign
of a foreign corporation. An ADR entitles the holder to all      securities will typically not be a significant part of our
dividends and capital gains earned by the underlying foreign     strategy. We may, however own ADRs when we think they offer
shares. ADRs are bought and sold in the same way as U.S.         greater appreciation potential than domestic stocks.
securities.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are       Series would only enter into repurchase agreements in which
often viewed as equivalent to cash.                              the collateral is composed of U.S. government securities.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities that are eligible
resale is restricted under securities law.                       for resale only among certain institutional buyers without registration, including Rule 144A Securities. Restricted
                                                                 securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is
                                                                 described below.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------
Fixed-income securities: Securities that may include debt        We may invest up to 35% of the Series' assets in debt
securities, bonds, convertible bonds, as well as,                securities, bonds, convertible bonds, preferred stocks and
non-investment grade fixed-income securities.                    convertible preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe that doing so would help us to meet the Series' objective.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                       U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------

Options and Futures: Options represent a right to buy or sell    We might use options or futures to neutralize the effect of
a security or group of securities at an agreed upon price at a   any anticipated price declines, without selling the security.
future date. The purchaser of an option may or may not choose    We might also use options or futures to gain exposure to a
to go through with the transaction.                              particular market segment without purchasing individual
                                                                 securities in that segment particularly if we had excess cash
Writing a covered call option on a security obligates the        that we wanted to invest quickly.
owner of the security to sell it at an agreed upon price on an
agreed upon date (usually no more than nine months in the        When writing call options we will only write covered call
future.) The owner of the security receives a premium payment    options - call options on securities we actually own.
from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling      Use of these strategies can increase the operating costs of
price, a series would lose out on those gains.                   the Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.
-----------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities, futures and options. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks
The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Purchasing securities on a when-issued or delayed delivery basis
The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

Temporary defensive positions
For temporary defensive purposes, the Series may invest up to 100% of its assets in money market instruments when the manager or sub-adviser determines that market conditions warrant. The Series may also hold a portion of its assets in cash for liquidity purposes. To the extent that it does so, the Series may be unable to meet its investment objective.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                       U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and generally do not
confidence.                                                      trade for short-term purposes.

                                                                 We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We limit the amount of U.S. Growth Series' assets invested in
securities in a particular industry or the value of an           any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We are permitted to invest up to 20% of the Series' portfolio
adversely affected by political instability, changes in          in foreign securities. When we do purchase foreign securities,
currency exchange rates, foreign economic conditions or          they are generally American Depositary Receipts which are
inadequate regulatory and accounting standards.                  denominated in U.S. dollars and traded on U.S. stock
                                                                 exchanges.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities to 15% of net assets.
readily sold within seven days at approximately the price that the Series values them.
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond' issuer (or an        Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely      component of our strategy. However, when we do invest in
payments of interest and principle.                              fixed-income securities, we will not hold more than 10% of net assets in high-yield, non-investment grade bonds. This
                                                                 limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                       U.S. Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a fund may      We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures strategy   We may use options and futures to protect gains in the
related to a security or a market index and that security or     portfolio without actually selling a security. We may also use
index moves in the opposite direction from what the manager      options and futures to quickly invest excess cash so that the
anticipated. Futures and options also involve additional         portfolio is generally fully invested.
expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.
-----------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.

Portfolio managers
Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Series.

Frank Houghton, [                                              ] of Delaware,
joined Delaware in March 2000. Prior to joining Delaware, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, [                                              ] of Delaware,
joined Delaware in March 2000. Prior to joining Delaware, Mr. Winton was Senior Vice President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1993. Prior to joining Lynch & Mayer, Inc., Mr. Winton was a Planning Analyst at Northwest Airlines, Inc., Director of Business development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment managers
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company (approximately $00,000,00,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Sub-advisers
Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne, Indiana 46802 Vantage Investment Advisors, 630 Fifth Avenue, New York, NY 10111 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

Distributor
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

Important Information about all Series

Share classes
Each Series has two classes of shares, class 1 and class 2. Each class is identical except that class 2 has a distribution or "rule 12b-1" plan which is described in the prospectuses offering class 2 shares.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series are listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
For the Capital Reserves and Cash Reserve Series, dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

For the Balanced and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series, dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.
Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

Investment Company Act File No. 811-5162

                           DELAWARE GROUP PREMIUM FUND
                                     Class 2


                   1818 Market Street, Philadelphia, PA 19103

                                   Prospectus


                                   May 1, 2000

This Prospectus offers 18 Portfolios. Each Portfolio (Series) is in effect a separate fund issuing its own shares. The shares of the Series are sold only to separate accounts of life insurance companies (life companies). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies (variable contracts). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below.


As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Balanced Series (formerly Delaware Balanced Series)--seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family.


Capital Reserves Series--seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


Cash Reserve Series--a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund of Delaware Group Cash Reserve, a separate fund in the Delaware Investments family. The shares of Cash Reserve Series are neither insured nor guaranteed by the U.S. government and there is no assurance that the Series will be able to maintain a stable net asset value of $10.00 per share.


Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities.


Devon Series--seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. This Series has the same objective and investment disciplines as Delaware Devon Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family.



Emerging Markets Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

Global Bond Series--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

Growth and Income Series--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family.

Growth Opportunities Series (formerly DelCap Series)--seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV, a separate fund in the Delaware Investments family.

High Yield Series (formerly Delchester Series) -- seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. This Series has the same objective and investment disciplines as Delaware High Yield Opportunities Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

International Equity Series--seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

REIT Series -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, separate funds in the Delaware Investments family.

Select Growth Series (formerly Aggressive Growth Series) -- seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund of Voyageur Mutual Funds III, a separate fund in the Delaware Investments family.

Small Cap Value Series--seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund of Delaware Group Equity Funds V, a separate fund in the Delaware Investments family.

Social Awareness Series--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family.

Strategic Income Series--seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family.

Trend Series--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. This Series has the same objective and investment disciplines as Delaware Trend Fund of Delaware Group Equity Funds III, a separate fund in the Delaware Investments family.

U.S. Growth Series - seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund of Delaware Group Adviser Funds, a separate fund in the Delaware Investments family.

         The Global Bond Series and the Convertible Securities Series are not available in the Group Flexible Premium Variable Life Insurance product.



         TABLE OF CONTENTS
Profiles                                                         How we manage the Series
                                                                 (Strategies, Risks, Portfolio managers, Financial
                                                                 highlights)
         Balanced Series                         Page                                                              Page
         Capital Reserves Series
         Cash Reserve Series
         Convertible Securities Series
         Devon Series
         Emerging Markets Series
         Global Bond Series
         Growth and Income Series
         Growth Opportunities Series
         High Yield Series
         International Equity Series
         REIT Series
         Select Growth Series
         Small Cap Value Series
         Social Awareness Series
         Strategic Income Series
         Trend Series
         U.S. Growth Series

Important Information about all Series

         Fund administration (Who's who)         Page
         Share classes
         Purchase and redemption of shares
         Valuation of shares
         Dividends, distributions and taxes

Profile:   Balanced Series (formerly Delaware Balanced Series)

What are the Series' goals?

Balanced Series seeks a balance of capital appreciation, income and preservation of capital. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?

We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Series' assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Balanced Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors looking for stocks and bonds combined in a single investment.
o Investors seeking a measure of capital preservation.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Balanced Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Balanced Series. We show how returns for Balanced Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Balanced Series)

Year-by-year total return

                        Balanced Series

1990                    -0.18%
1991                    26.59%
1992                    13.85%
1993                     8.18%
1994                    -0.15%
1995                    26.58%
1996                    15.91%
1997                    26.40%
1998                    18.62%
1999                    -7.85%

As of March 31, 2000, Balanced Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Balanced Series' highest quarterly return was [15.89%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-12.93%] for the quarter ended [September 30, 1990.]

               Average annual returns for periods ending 12/31/99

             Balanced Series       S&P 500                  Lehman Brothers
                                   Composite Stock          Aggregate Bond Index
                                   Price Index

1 year       -7.85%                [00.00%]                 [0.00%]
5 years      15.18%                [00.00%]                 [0.00%]
10 years     12.16%                [00.00%]                 [0.00%]

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds. Neither index is a perfect comparison to Balanced Series since the S&P 500 Composite Stock Price Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. You should remember that unlike the Series, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Capital Reserves Series

What are the Series' goals?
Capital Reserves Series seeks a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
Capital Reserves Series invests primarily in short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations.

Capital Reserves Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time. The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending the average maturity of the bonds in its portfolio beyond what is typically associated with money market funds.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by adverse changes in interest rates or, in the case of corporate bonds, by poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Capital Reserves Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series
o Investors with long-term financial goals.
o Investors looking for relatively stable and high income flow.
o Investors looking for the security associated with a portfolio of high quality fixed-income securities.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Capital Reserves Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Capital Reserves Series. We show how returns for Capital Reserves Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Capital Reserves Series)]

Year-by-year total return

                      Capital Reserves Series


1990                  8.23%
1991                  8.84%
1992                  7.20%
1993                  7.85%
1994                  -2.68%
1995                  14.08%
1996                  4.05%
1997                  7.60%
1998                  6.78%
1999                  [0.00%]

As of March 31, 2000, Capital Reserves Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Capital Reserves Series' highest quarterly return was [4.35%] for the quarter ended [June 30, 1995] and its lowest quarterly return was [-2.21%] for the quarter ended [March 31, 1994].


               Average annual returns for periods ending 12/31/99

                   Capital Reserves     Lehman Brothers
                   Series               Intermediate
                                        Government Corporate
                                        Index

1 year             0.28%                [0.00%]
5 years            6.46%                [0.00%]
10 years           6.13%                [0.00%]

The Series returns are compared to the performance of the Lehman Brothers Intermediate Government Corporate Index. Lehman Brothers Intermediate Government Corporate Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Cash Reserve Series

What are the Series' goals?
Cash Reserve Series seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $10 per share. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
Cash Reserve Series invests primarily in short- term money market securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and short-term debt instruments of banks and corporations.


Cash Reserve Series is a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates.


We typically maintain an average maturity of 90 days or less. Also, we do not purchase any instruments with an effective remaining maturity of more than 13 months. We intend to hold our investments until maturity, but we may sell them prior to maturity in order to shorten or lengthen the average maturity of the bonds in the portfolio, increase the yield, maintain the quality of the portfolio or maintain a stable share value.

Cash Reserve Series uses the same investment strategy as Delaware Group Cash Reserve, a separate fund in the Delaware Investments Family of Funds.

What are the main risks of investing in the Series?
Cash Reserve Series will be affected primarily by declines in interest rates that would reduce the income provided by the Series. For a more complete discussion of risk, please turn to "The risks of investing in Cash Reserve Series."

 An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Series seeks to preserve the value of your investment at $10 per share, it is possible to lose money by investing in the Series.


Who should invest in the Series
o Investors with short-term financial goals.
o Investors who want to own an investment whose value may fluctuate over the short term.
o Investors who are looking for a short-term, relatively safe investment to complement more long-term investments in their portfolio.


Who should not invest in the Series
o Investors with long-term financial goals.
o Investors looking for relatively high income flow.

How has Cash Reserve Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Cash Reserve Series. We show how returns for Cash Reserve Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.



[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Cash Reserve Series)]

Year-by-year total return

                   Cash Reserve Series


1990               7.56%
1991               5.58%
1992               3.25%
1993               2.48%
1994               3.68%
1995               5.48%
1996               4.93%
1997               5.10%
1998               5.08%
1999               [0.00%]

As of March 31, 2000, Cash Reserve Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Cash Reserve Series' highest quarterly return was [2.22%] for the quarter ended [June 30, 1989] and its lowest quarterly return was [0.58%] for the quarter ended [June 30, 1993.]


Average annual returns for periods ending 12/31/99

               Cash Reserve Series


1 year         4.81%
5 years        5.08%
10 years       4.79%

Profile:  Convertible Securities Series

What are the Series' goals?
Convertible Securities Series seeks a high level of total return on its assets through a combination of current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security which may be converted into a prescribed amount of common stock of the same or a different issuer at a specified price or using a specified pricing formula. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until the convertible security matures, is redeemed or is converted.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in convertible securities prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. Convertible securities are often rated below investment grade and, as a result, are subject to a higher credit risk that the issuer will be unable to meet payments of interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Convertible Securities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors looking for appreciation potential combined with the potential for current income which could act as a cushion for the portfolio's performance.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Convertible Securities Series performed?


This bar chart and table can help you evaluate the potential risks of investing in Convertible Securities Series. We show how returns for Convertible Securities Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (Convertible Securities Series)]

Year-by-year total return


                                  Convertible Securities Series

1998                                         -1.17%
1999                                         [0.00%]

As of March 31, 2000, Convertible Securities Series had a year-to-date return of [-0.00%]. During the periods illustrated in this bar chart, Convertible Securities Series' highest quarterly return was [8.14%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-10.65%] for the quarter ended [September 30, 1998.]

Average annual returns for periods ending 12/31/99

                                              Merrill Lynch
                   Convertible                Convertible Securities
                   Securities Series          Index

1 year             [0.00%]                    [0.00%]
Since Inception    [0.00%]                    [0.00%]
(5/1/97)

The Series returns are compared to the performance of the Merrill Lynch Convertible Securities Index. The Merrill Lynch Convertible Securities Index is an unmanaged index representative of the convertible securities market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Devon Series

What are the Series' goals?
Devon Series seeks current income and capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in income-producing common stocks. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be particularly affected by changes in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to "The risks of investing in Devon Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.

Who should not invest in the Series
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Devon Series. We show how returns for Devon Series have varied over the past two calendar years as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Devon Series)]

Year-by-year Total return

                             Devon Series

1998                         24.05%
1999                         [0.00%]

As of March 31, 2000, Devon Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, Devon Series' highest quarterly return was [20.81%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-8.19%] for the quarter ended [September 30, 1998.]

Average annual returns for periods ending 12/31/99

                   Devon Series           S&P 500
                                          Composite Stock
                                          Price Index

1 year             [0.00%]                [00.00%]
Since Inception    [0.00%]                [00.00%]
(5/1/97)

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Emerging Markets Series

What are the Series' goals?
The Emerging Markets Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Series' net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Series invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Emerging Markets Series, which invests in emerging countries. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Series' investments and, therefore, the price of the Series' shares may be more volatile than investments in more developed markets. Because the Series invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Series may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Emerging Markets Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors looking for a portfolio of securities of emerging markets which may offer high return potential but can be substantially more risky than investments in either the U.S. or established foreign countries.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors who do not understand or are unwilling to accept the significant risks associated with investing in emerging markets.

How has Emerging Markets Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Emerging Markets Series. We show how returns for Emerging Markets Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Emerging Markets Series)]

Year-by-Year total return (Emerging Markets Series)

                               Emerging Markets Series

1998                           -32.48%
1999                            48.28%

As of March 31, 2000, Emerging Markets Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Emerging Markets Series highest quarterly return was [7.61%] for the quarter ended [March 31, 1998] and its lowest quarterly return was [-22.25%] for the quarter ended [June 30, 1998.]

Average annual returns for periods ending 12/31/99

                      Emerging Markets           Morgan Stanley
                      Series                     International
                                                 Emerging Markets
                                                 Free Index

1 year                48.28%                     [00.00%]
Since inception       -4.31%                     [00.00%]
(5/1/97)

The Series returns are compared to the performance of the Morgan Stanley International Emerging Markets Free Index. The Morgan Stanley International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Global Bond Series

What are the Series' goals?

Global Bond Series seeks current income consistent with preservation of principal. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
The Series invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Therefore, at least 65% of the Series' total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify fixed-income securities that provide high income potential.
o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities held in the Series' portfolio. These fluctuations can be even more pronounced for funds like Global Bond Series, which invests in developing countries. The Series' investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Series may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Series is considered "non-diversified" under federal laws that regulate mutual funds. Thus, adverse effects on the Series' investments may affect a larger portion of its overall assets and subject the Series to greater risks. For a more complete discussion of risk, please turn to "The risks of investing in Global Bond Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors looking for a portfolio that includes both U.S. and foreign fixed-income securities.
o Investors seeking a measure of capital appreciation.

Who should not invest in the Series
o Investors with short-term financial goals.
o Investors who are unwilling to accept risks of investing in foreign fixed-income securities.

How has Global Bond Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Global Bond Series. We show how returns varied for Global Bond Series for the past three calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Global Bond Series)]

Year-by-year total return (Global Bond Series)

                               Global Bond Series

1997                           0.88%
1998                           7.82%
1999                          -3.60%

As of March 31, 2000, Global Bond Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Global Bond Series' highest quarterly return was [4.25%] for the quarter ended [September 30, 1998] and its lowest quarterly return was [-3.07%] for the quarter ended [March 31, 1997.]

Average annual returns for periods ending 12/31/99


                                                       Salomon Smith
                                                       Barney World
                          Global Bond Series           Government Bond
                                                       Index

1 year                    -3.60%                       [00.00%]
Since inception
(5/2/96)                   4.43%                        [0.00%]

The Series returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile:  Growth and Income Series

What are the Series' goals?
The Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, the nature of its management and any developments affecting the security, the company or its industry. If the yield on a stock already in the portfolio falls below the average of the S&P 500 Index, we generally sell that stock.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. For a more complete discussion of risk, please turn to "The risks of investing in Growth and Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.
o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Series
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly over the short term.

How has Growth and Income Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Growth and Income Series. We show how returns for Growth and Income Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Growth and Income Series)]

Year-by-year total return

                                  Growth and Income Series

1990                               -13.31%
1991                                22.32%
1992                                 8.83%
1993                                15.45%
1994                                -0.20%
1995                                36.12%
1996                                20.72%
1997                                31.00%
1998                                11.35%
1999                                -2.98%

As of March 31, 2000, Growth and Income Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, Growth and Income Series' highest quarterly return was [13.46%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-15.79%] for the quarter ended [September 30, 1990.]

Average annual return for periods ending 12/31/99

                          Growth and Income            S&P 500 Composite
                          Series                       Stock Price Index

1 year                    -2.98%                       [00.00%]
5 years                   18.39%                       [00.00%]
10 years                  11.95%                       [00.00%]

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Growth Opportunities Series (formerly DelCap Series)

What are the Series' goals?
Growth Opportunities Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in common stocks of medium-size companies. These are generally considered to be stocks with market capitalizations between $2 billion and $10 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

We use a bottom-up approach to select stocks, evaluating individual companies rather than trends in the economy or the investment markets. Researching each company, its products, services, competitors and management team helps us to select stocks of companies that we think will provide high and consistent earnings growth with a reasonable level of risk.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Growth Opportunities Series' portfolio. This Series will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Growth Opportunities Series invests in medium-size or small companies. These companies may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Growth Opportunities Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o   Investors with long-term financial goals.
o   Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of medium-sized, growth oriented companies.

Who should not invest in the Series
o   Investors with short-term financial goals.
o   Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Growth Opportunities Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Growth Opportunities Series. We show how returns for Growth Opportunities Series have varied over the past eight calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Growth Opportunities Series)]

Year-by-year total return

                            Growth Opportunities
                            Series

1992                               1.99%
1993                              11.56%
1994                              -3.54%
1995                              29.53%
1996                              14.46%
1997                              14.90%
1998                              18.81%
1999                              [0.00%]

As of March 31, 2000, Growth Opportunities Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Growth Opportunities Series' highest quarterly return was [24.58%] for the quarter ended December 31, 1998 and its lowest quarterly return was [-16.07%] for the quarter ended [September 30, 1998.]

               Average annual returns for periods ending 12/31/99

                   Growth Opportunities    Russell 2000 Index   Russell Midcap
                   Series                                       Growth Index
1 year             [0.00%]                 [0.00%]              [0.00%]
5 years            [0.00%]                 [0.00%]              [0.00%]
Since Inception    [0.00%]                 [0.00%]              [0.00%]
(7/12/91)

The Series returns are compared to the performance of the Russell 2000 Index and the Russell Midcap Growth Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. Russell Midcap Growth Index contains Russell Midcap (800) securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: High Yield Series (formerly Delchester Series)

What are the Series' goals?
High Yield seeks total return and, as a secondary objective, high current income. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Series will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in High Yield Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
     o   Investors with long-term financial goals.
     o Investors looking a fixed-income investment that offers a combination of total return with high current income.
     o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Series

     o   Investors with short-term financial goals.
     o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has High Yield Series performed?

This bar chart and table can help you evaluate the potential risks of investing in High Yield Series. We show how returns for High Yield Series have varied over the past ten calendar years, as well as average annual returns for one, five and ten years. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. On ________, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (High Yield
Series)]

Year-by-year total return

                             High Yield Series

1990                             -7.13%
1991                             37.54%
1992                             13.44%
1993                             16.36%
1994                             -2.87%
1995                             15.50%
1996                             12.79%
1997                             13.63%
1998                             -1.83%
1999                             -2.64%

As of March 31, 2000, High Yield Series had a year-to-date return of [0.00%.] During the periods illustrated in this bar chart, High Yield Series' highest quarterly return was [15.95%] for the quarter ended [March 31, 1991] and its lowest quarterly return was [-7.20%] for the quarter ended [September 30, 1998.]

                              Average annual returns for periods ending 12/31/99

                                              Salomon Smith
                                              Barney Cash Pay
                   High Yield Series          High-Yield Index
1 year             -2.64%                     [0.00%]
5 years            7.19%                      [0.00%]
10 years           8.37%                      [00.00%]

The Series returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: International Equity Series

What are the Series' goals?
The International Equity Series seeks long-term growth without undue risk to principal. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies?
The Series invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Series' total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Series,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.
o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.
o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Series invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to "The risks of investing in International Equity Series."


An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Series
     o   Investors with long-term financial goals
     o Investors looking for a portfolio of equity securities from foreign countries.
     o   Investors seeking a measure of capital appreciation and income.

Who should not invest in the Series
     o   Investors with short-term financial goals.
     o Investors who are unwilling to accept the risks of investing in foreign securities.
     o Investors looking for an investment that provides a high level of income.

How has International Equity Series performed?


This bar chart and table can help you evaluate the potential risks of investing in International Equity Series. We show how returns for International Equity Series have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (International Equity Series)]

Year-by-year total return


                                     International Equity Series
1993                                           15.97%
1994                                            2.57%
1995                                           13.98%
1996                                           20.03%
1997                                            6.60%
1998                                           10.33%
1999                                           15.76%

As of March 31, 2000, International Equity Series had a year-to-date return of [0.00%.] During the periods illustrated in this bar chart, International Equity Series' highest quarterly return was [14.44%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-14.24%] for the quarter ended [September 30, 1998.]


                            Average annual returns for period ending 12/31/99

                          International Equity    Morgan Stanley Capital
                          Series                  International EAFE (Europe,
                                                  Australia, Far East) Index

1 year                    15.76%                  [00.00%]
5 years                   13.24%                  [0.00%]
Since inception
(10/29/92)                11.77%                  [00.00%]

The Series returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: REIT Series

What are the Series' Goals?

The REIT Series seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Series will strive to achieve its goal, there is no assurance that it will.


What are the Series' main investment strategies?
The REIT Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Series' total assets in equity securities of real estate investment trusts, commonly known as REITs. The REIT Series is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means that with respect to 50% of its assets, the Series may invest more than 5% of net assets in a single security. Thus, adverse effects on an investment held by the Series may affect a larger portion of overall assets and subject the Series to greater risks.


What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the REIT Series will increase and decrease according to changes in the value of the securities held in the portfolio. The Series' value and yields will fluctuate in response to movements in stock prices.

Because we concentrate our investments in the real estate industry, the Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "The risks of investing in REIT Series" for further information about these and other risks.

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate investment for you.

Who should invest in the Series
     o   Investors seeking a high level of total return.
     o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
     o Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

Who should not invest in the Series
     o   Investors seeking current income.
     o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
     o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has REIT Series performed?

This bar chart and table can help you evaluate the potential risks of investing in REIT Series. We show returns for REIT Series for the past calendar year, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (REIT Series)]

Total return

                                  REIT Series

1999

As of March 31, 2000, REIT Series had a year-to-date return of [-0.00%.] During the periods illustrated in this bar chart, REIT Series' highest quarterly return was [00.00%] for the quarter ended [___________, 1999] and its lowest quarterly return was [0.00%] for the quarter ended [____________, 1999.]

                               Average annual return for period ending 12/31/99

                          REIT                         NAREIT Equity REIT
                                                       Index
1 year                    [0.00%]                      [0.00%]
Since inception           [0.00%]                      [0.00%]
(5/4/98)

The Series returns are compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Select Growth Series (formerly Aggressive Growth Series)

What are the Series' goals?
Select Growth Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price to earnings ratio and cash flows. We consider companies of any size, as long as they are larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. The Series may be subject to greater investment risk than assumed by other funds because the companies the Series invests in are subject to greater changes in earnings and business prospects than companies with more earnings patterns. For a more complete discussion of risk, please turn to "The risks of investing in Select Growth Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities across a broad range of industry sectors and company sizes.

Who should not invest in the Series
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

Profile: Small Cap Value Series

What are the Series' goals?
Small Cap Value Series seeks capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Small Cap Value Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Small Cap Value Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Series
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Small Cap Value Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Small Cap Value Series. We show how returns for Small Cap Value Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Small Cap Value Series)]

Year-by-year total return

                                       Small Cap Value Series
1994                                           0.78%
1995                                          23.85%
1996                                          22.55%
1997                                          32.91%
1998                                          -4.79%
1999                                          -4.86%


As of March 31, 2000, Small Cap Value Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Small Cap Value Series' highest quarterly return was [12.59%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-16.13%] for the quarter ended [September 30, 1998.]

                Average annual returns for period ending 12/31/99

                   Small Cap Value Series         Russell 2000 Index
1 year                    -4.86%                       [0.00%]
5 years                   12.81%                       [0.00%]
Since inception
(12/27/93)                11.07%                       [0.00%]

The Series returns are compared to the performance of the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Social Awareness Series

What is the Series' goal?
Social Awareness Series seeks long-term capital appreciation. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria exclude companies that:

     o engage in activities likely to result in damage to the natural environment
     o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power
     o   manufacture or contract for military weapons
     o   are in the liquor, tobacco or gambling industries
     o   conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of an investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Series avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to "The risks of investing in Social Awareness Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
     o   Investors with long-term financial goals.
     o   Investors looking for capital growth potential.
     o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Series
     o   Investors with short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
     o   Investors whose primary goal is to receive current income.

How has Social Awareness Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Social Awareness Series. We show how returns for Social Awareness Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Social Awareness Series)]

Year-by-year total return

                       Social Awareness Series
1998                           15.45%
1999                           [0.00%]

As of March 31, 2000, Social Awareness Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Social Awareness Series' highest return was [21.45%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-17.21%] for the quarter ended [September 30, 1998.]

Average annual returns for periods ending 12/31/99

                    Social Awareness           S&P 500 Composite
                    Series                     Stock Price Index
1 year              [0.00%]                    [00.00%]
Since Inception     [0.00%]                    [00.00%]
(5/1/97)

The Series returns are compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Strategic Income Series

What are the Series' goals?
Strategic Income Series seeks high current income and total return. Although the Series will strive to achieve its goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds).

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected primarily by declines bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Series is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to "The risks of investing in Strategic Income Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.
o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Strategic Income Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Strategic Income Series. We show how returns for Strategic Income Series have varied over the past two calendar years, as well as average annual returns for one year and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Strategic Income Series)]

Year-by-year total return

                       Strategic Income Series

1998                            2.63%
1999                           [0.00%]

As of March 31, 2000, Strategic Income Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Strategic Income Series' highest quarterly return was [2.05%] for the quarter ended [March 31, 1998] and its lowest quarterly return was [-0.95%] for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/99

                   Strategic Income     Lehman Brothers
                   Series               Aggregate Bond Index

1 year             [0.00%]                    [0.00%]
Since Inception    [0.00%]                    [0.00%]
(5/1/97)

The Series returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. Lehman Brothers Aggregate Bond Index is comprised of approximately 6000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds weighted in the index. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: Trend Series

What are the Series' goals?
Trend Series seeks long-term capital appreciation. Although the Series will strive to meet its goals, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of small, growth-oriented or emerging companies that we believe are responsive to changes within the marketplace and which we believe have the fundamental characteristics to support continued growth.

The Fund uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

What are the main risks of investing in the Series?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series' portfolio. This Series will be affected by declines in stock prices. In addition, the companies that Trend Series invests in may involve greater risk due to their size, narrow product lines and limited financial resources. For a more complete discussion of risk, please turn to "The risks of investing in Trend Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small, growth-oriented companies.

Who should not invest in the Series
o    Investors with short-term financial goals.
o    Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Trend Series performed?

This bar chart and table can help you evaluate the potential risks of investing in Trend Series. We show how returns for Trend Series have varied over the past six calendar years, as well as average annual returns for one and five years and since inception. The Series' past performance does not necessarily indicate how it will perform in the future. The returns reflect applicable voluntary expense caps. The returns would be lower without the voluntary caps. Moreover, the performance presented does not reflect any separate account fees, which would reduce the returns. Performance shown is based on the Class 1 shares of the Series, which are offered through a separate prospectus and do not carry a 12b-1 fee. Performance of Class 2 shares will be substantially similar to Class 1 shares because the shares will be invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Trend Series)]

Year-by-year total return

                                            Trend Series
1994                                           -0.39%
1995                                           39.21%
1996                                           11.00%
1997                                           21.37%
1998                                           16.04%
1999                                           70.45%

As of March 31, 2000, Trend Series had a year-to-date return of [0.00%]. During the periods illustrated in this bar chart, Trend Series' highest quarterly return was [23.75%] for the quarter ended [December 31, 1998] and its lowest quarterly return was [-15.51%] for the quarter ended [September 30, 1998.]

Average annual returns for period ending 12/31/99

                          Trend Series                 Russell 2000 Growth Index
1 year                    70.45%                        0.00%
5 years                   29.97%                       00.00%
Since inception
(12/27/93)                24.68%                       00.00%

The Series returns are compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You should remember that unlike the Series, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Profile: U.S. Growth Series

What is the Series' goal?
U.S. Growth Series seeks to maximize capital appreciation. Although the Series will strive to achieve its investment goal, there is no assurance that it will.

What are the Series' main investment strategies?
We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Series' selection decisions.

What are the main risks of investing in the Series?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Series shares will increase and decrease according to changes in the value of the Series' investments. This Series will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to "The risks of investing in the Series."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Series is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Series with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Series
o    Investors with long-term financial goals.
o    Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Series
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o    Investors whose primary goal is to receive current income.

Information about individual Series

Balanced Series

Our investment strategies

Balanced Series is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Series.

Balanced Series uses the same investment strategy as Delaware Balanced Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

We seek capital appreciation by investing primarily in common stocks of companies we believe have:
o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.
o    Strong, capable management teams and competitive products or services.
o    An attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Series' net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we use them
             Securities                                                          Balanced Series
-------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of           Generally, we invest up to 75% of net assets in common stocks.
ownership in a corporation. Stockholders
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.
-------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks             The Series may invest in convertible securities; however, we will
or corporate bonds that can be exchanged for a set           not invest more than 10% of the net assets of the Series in
number of shares of common stock at a                        convertible securities that are rated below investment grade by
predetermined price. These securities offer higher           an NRSRO or in securities that are unrated but deemed equivalent
appreciation potential than nonconvertible bonds             to non-investment grade.
and greater income potential than nonconvertible
preferred stocks.
-------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income                     There is no limit on government-related mortgage-backed
securities that represent pools of mortgages, with           securities or on fully collateralized privately issued
investors receiving principal and interest                   mortgage-backed securities.
payments as the underlying mortgage loans are paid
back. Many are issued and guaranteed against                 We may invest up to 20% of net assets in mortgage-backed
default by the U.S. government or its agencies or            securities issued by private companies whether or not the
instrumentalities, such as the Federal Home Loan             securities are 100% collateralized. However, these securities
Mortgage Corporation, Fannie Mae and the                     must be rated at the time of purchase in one of the four highest
Government National Mortgage Association. Others             categories by an NRSRO. The privately issued securities we invest
are issued by private financial institutions, with           in are either CMOs or REMICs (see below).
some fully collateralized by certificates issued
or guaranteed by the government or its agencies or
instrumentalities.
-------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):                  See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.
-------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):           See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like
CMOs, REMICs offer different pools.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 How we use them
             Securities                                                          Balanced Series
-------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by            We invest only in asset-backed securities rated in one of the
accounts receivables including home equity,                  four highest categories by an NRSRO.
automobile or credit loans.
-------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a                We focus on bonds rated in one of the four highest categories by
corporation.                                                 an NRSRO (or, if unrated, deemed equivalent), with maturities between five and 30 years.
-------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a                Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of                   investment for the Series' cash position. In order to enter into
securities in which the seller agrees to buy the             these repurchase agreements, the Series must have collateral of
securities back within a specified time at the               at least 102% of the repurchase price. The Series will only enter
same price the buyer paid for them, plus an amount           into repurchase agreements in which the collateral is composed of
equal to an agreed upon interest rate. Repurchase            U.S. government securities. (The Series may not have more than
agreements are often viewed as equivalent to cash.           10% of its total assets in repurchase agreements with maturities of over seven days.)
-------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates            We may invest without limitation in ADRs.
issued by a U.S. bank that represent the bank's
holding of a stated number of shares of a foreign
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and
sold the same as U.S. securities.
-------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In             We may use interest rate swaps to adjust the Series' sensitivity
an interest rate swap, a series receives payments            to interest rates, or to hedge against changes in interest rates.
from another party based on a floating interest
rate in return for making payments based on a                Index swaps may be used to gain exposure to markets that the Fund
fixed interest rate. An interest rate swap can               invests in or as a substitute for futures options or forward
also work in reverse, with a series receiving                contracts if such contracts are not directly available to the
payments based on a fixed interest rate and making           Series on favorable terms.
payments based on a floating interest rate. In an
index swap, a fund receives gains or incurs losses           Interest rate swaps and index swaps will be considered illiquid
based on the total return of an index, in exchange           securities (see below).
for making fixed or floating interest rate
payments to another party.
-------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted               We may invest up to 10% of net assets in illiquid securities. For
securities are privately placed securities whose             this Series, the 10% limit includes restricted securities such as
resale is restricted under securities law.                   privately placed securities that are eligible for resale only
Illiquid securities are securities that do not               among certain institutional buyers without registration, which
have a ready market, and cannot be easily sold               are commonly known as "Rule 144A Securities" and repurchase
within seven days at approximately the price that            agreements with maturities of over seven days.
the Series has valued them.
-------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Balanced Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Balanced Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Balanced Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
The Series modified its investment strategy in April, 2000 to become more growth-oriented. As a result, portfolio turnover may be relatively higher than in past years, and may exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Balanced Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Balanced Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


-------------------------------------------------------------------------------------------------------------------------------
                                          How we strive to manage them
              Risks                            Balanced Series
-------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of            We maintain a long-term investment approach and focus on stocks
the securities in a certain market--like the stock           we believe can appreciate over an extended time frame regardless
or bond market--will decline in value because of             of interim market fluctuations. We do not try to predict overall
factors such as economic conditions, future                  stock market movements and generally do not trade for short-term
expectations or investor confidence.                         purposes.

                                                             We may hold a substantial part of Balanced Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.

                                                             We diversify the Series' assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.

                                                             In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to
                                                             represent.
-------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the              We limit the amount of Balanced Series' assets invested in any
value of securities in a particular industry or              one industry and in any individual security. We also follow a
the value of an individual stock or bond will                rigorous selection process before choosing securities for the
decline because of changing expectations for the             portfolio.
performance of that industry or for the individual
company issuing the stock or bond.
-------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,              We do not try to increase return by predicting and aggressively
particularly bonds with longer maturities, will              capitalizing on interest rate moves. Instead, we aim to keep the
decrease in value if interest rates rise.                    interest rate risk similar to the Lehman Brothers Aggregate Bond
                                                             Index.
Swaps may be particularly sensitive to interest
rates. Depending on the actual movements of                  We will not invest in swaps with maturities of more than two
interest rates and how well the portfolio manager            years. Each business day we calculate the amount the Fund must
anticipates them, a fund could experience a higher           pay for swaps it holds and will segregate cash or other liquid
or lower return that anticipated.                            securities to cover that amount.
-------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities             We typically invest only a small portion of the Series' portfolio
may be adversely affected by political                       in foreign securities. When we do purchase foreign securities,
instability, changes in currency exchange rates,             they are often denominated in U.S. dollars. We also tend to avoid
foreign economic conditions or inadequate                    markets where we believe accounting principles or the regulatory
regulatory and accounting standards.                         structure are underdeveloped.
-------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Series values               Swap agreements will be treated as illiquid securities, but most
them.                                                        swap dealers will be willing to repurchase interest rate swaps.
-------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio managers

John Jares and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Balanced Series.

John Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March, 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Balanced Series' senior portfolio manager for fixed-income since 1989.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------

                        Balanced Series                                              Year Ended 12/31
                   (formerly Delaware Series)
                                                                  --------------------------------------------------------
                                                                        1999       1998       1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                             $ 19.050   $ 16.640     $15.500    $12.680

Income (loss) from investment operations
Net investment income                                                             0.349      0.435       0.530      0.509
Net realized and unrealized gain (loss) on investments                            2.831      3.575       1.765      2.761
                                                                               --------   --------     -------    -------
Total from investment operations                                                  3.180      4.010       2.295      3.270
                                                                               --------   --------     -------    -------

Less dividends and distributions

Dividends from net investment income                                             (0.420)    (0.530)     (0.500)    (0.450)
Distributions from net realized gain on investments                              (1.770)    (1.070)     (0.655)      none
                                                                               --------   --------     -------    -------
Total dividends and distributions                                                (2.190)    (1.600)     (1.155)    (0.450)
                                                                               --------   --------     -------    -------

Net asset value, end of year                                                   $ 20.040   $ 19.050     $16.640    $15.500
                                                                               ========   ========     =======    =======

Total return(1)                                                                  18.62%     26.40%      15.91%     26.58%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $201,856   $127,675     $75,402    $63,215
Ratio of expenses to average net assets                                           0.70%      0.67%       0.68%      0.69%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid                                  0.70%      0.67%       0.68%      0.69%
   indirectly
Ratio of net investment income to average net assets                              2.20%      2.85%       3.56%      3.75%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid                                  2.20%      2.85%       3.56%      3.75%
   indirectly
Portfolio turnover                                                                  94%        67%         92%       106%
--------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Capital Reserves Series

Our investment strategies

Capital Reserves Series is a type of current income fund that invests in high quality fixed-income securities. The Series will invest in a variety of high quality fixed-income securities which provide high income potential.

We will strive to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series. The average weighted maturity of the Series' portfolio will normally range from five to seven years. It will not exceed ten years. We will decide where to position the portfolio within this permissible maturity range based on our perception of the direction of interest rates and the risks in the fixed-income markets. If, in our judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, we will generally extend the average weighted maturity of the Series. Conversely, if we believe interest rates are relatively low and borrowing requirements appear to be strengthening, we may shorten the average weighted maturity. We have the ability to purchase individual securities with a remaining maturity of up to 15 years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
                                                               ---------------------------------------------------------------------
                                                                                    Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,       We may invest without limit in U.S. Treasury securities, though
notes and bonds of varying maturities. U.S. Treasury           they are typically not our largest holding because they
securities are backed by the "full faith and credit" of        generally do not offer as high a level of current income as
the United States.                                             other fixed-income securities.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that       There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving         securities or on fully collateralized privately issued
principal and interest payments as the underlying              mortgage-backed securities.
mortgage loans are paid back. Many are issued and
guaranteed against default by the U.S. government or its       We may invest up to 20% of net assets in mortgage-backed
agencies or instrumentalities, such as the Federal Home        securities issued by private companies whether or not the
Loan Mortgage Corporation, Fannie Mae and the Government       securities are 100% collateralized. However, these securities
National Mortgage Association. Others are issued by            must be rated at the time of purchase in one of the four highest
private financial institutions, with some fully                categories by a nationally recognized statistical rating
collateralized by certificates issued or guaranteed by         organization such as S&P or Moody's. They must also represent
the U.S. government or its agencies or                         interests in whole-loan mortgages, multi-family mortgages,
instrumentalities.                                             commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities we invest in are either CMOs or REMICs (see below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is
the mortgages that are grouped into different pools
according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):             See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an
interest in real property. Like CMOs, REMICs offer
different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by              We invest only in asset-backed securities rated in one of the
accounts receivables including home equity, automobile         four highest categories by a nationally recognized statistical
or credit loans.                                               ratings organization (NRSRO).
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a                  We focus on bonds with investment grade ratings, that is bonds
corporation.                                                   rated BBB or better by S&P or Baa or better by Moody's. We may invest in bonds that are unrated, if we believe the quality of the securities is comparable to the ratings above.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and       We may invest in certificates of deposit from banks that have
foreign banks: Debt instruments issued by a bank, that         assets of at least one billion dollars.
pay interest.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations        We may invest in commercial paper that is rated P-1 or P-2 by
with maturities ranging from 2 to 270 days, issued by          Moody's and/or A-1 or A-2 by S&P.
companies.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,           Typically, we use repurchase agreements as a short-term
such as the Series, and seller of securities in which          investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a          these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for            at least 102% of the repurchase price. The Series will only
them, plus an amount equal to an agreed upon interest          enter into repurchase agreements in which the collateral is
rate. Repurchase agreements are often viewed as                composed of U.S. government securities.
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap agreements: In an interest rate swap,       Interest rate swaps may be used to adjust the Series'
a series receives payments from another party based on a       sensitivity to interest rates by changing its duration. We may
floating interest rate in return for making payments           also use interest rate swaps to hedge against changes in
based on a fixed interest rate. An interest rate swap          interest rates.
can also work in reverse, with a series receiving
payments based on a fixed interest rate and making             Interest rate swaps will be considered illiquid securities.
payments based on a floating interest rate.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted                 We may invest up to 10% of net assets in illiquid securities.
securities are privately placed securities whose resale        For this Series, the 10% limit includes restricted securities
is restricted under securities law.                            such as privately placed securities that are eligible for resale only among certain institutional buyers without registration,
Illiquid securities are securities that do not have a          which are commonly known as "Rule 144A Securities" and
ready market, and cannot be easily sold within seven           repurchase agreements with maturities of over seven days.
days at approximately the price that the Series has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Capital Reserves Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Capital Reserves Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Capital Reserves Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Capital Reserves Series' annual portfolio turnover will be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Capital Reserves Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Capital Reserves Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                      How we strive to manage them
                                                                                    Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         fixed-income securities that we believe can continue to make
market--will decline in value because of factors such as       interest and principal payments over an extended time frame
economic conditions, future expectations or investor           regardless of interim market fluctuations. We do not try to
confidence.                                                    predict overall bond market movements and do not trade for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of       We diversify the Series' portfolio. We also follow a rigorous
securities in a particular industry or the value of an         selection process before choosing securities for the portfolio.
individual stock or bond will decline because of
changing expectations for the performance of that
industry or for the individual company issuing the stock
or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,                We do not try to increase return by predicting and aggressively
particularly bonds with longer maturities, will decrease       capitalizing on interest rate moves.
in value if interest rates rise. Swaps may be
particularly sensitive to interest rate changes.               The Series will not invest in interest rate swaps with
Depending on the actual movements of interest rates and        maturities of more than two years. Each business day we will
how well the portfolio manager anticipates them, a             calculate the amount the Series must pay for any swaps it holds
series could experience a higher or lower return than          and will segregate enough cash or other liquid securities to
anticipated. For example, if a series holds interest           cover that amount.
rate swaps and is required to make payments based on
variable interest rates, it will have to make increased
payments if interest rates rise, which will not
necessarily be offset by the fixed-rate payments it is
entitled to receive under the swap agreement.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility          We may hold securities rated in the fourth category of
that a bond's issuer (or an entity that insures the            investment grade; however, we carefully evaluate their
bond) will be unable to make timely payments of interest       creditworthiness before purchasing the security. When selecting
and principal.                                                 dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.
------------------------------------------------------------------------------------------------------------------------------------
Debt securities rated in the fourth category of                If the rating of a corporate debt security held by the Series
investment grade (e.g., BBB by S&P or Baa by Moody's)          falls below the fourth rating grade or if we determine that an
may have speculative characteristics. Changes in               unrated security is no longer of comparable quality, we will
economic conditions or other circumstances are more            dispose of the security as soon as practical, unless we think
likely to affect issuers ability to make principal and         that would be detrimental in light of market conditions.
interest payments.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                      How we strive to manage them
                                                                                    Capital Reserves Series
------------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that homeowners will prepay        We take into consideration the likelihood of prepayment when we
mortgages during periods of low interest rates, forcing        select mortgages. We may look for mortgage securities that have
an investor to reinvest their money at interest rates          characteristics that make them less likely to be prepaid, such
that might be lower than those on the prepaid mortgage.        as low outstanding loan balance or below-market interest rates.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot       We limit exposure to illiquid securities.
be readily sold, within seven days at approximately the
price that the Series values them.                             Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio manager
Gary A. Reed has primary responsibility for making day-to-day investment decisions for the Capital Reserves Series.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has been Capital Reserves Series' senior portfolio manager since 1989.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------

  Capital Reserves Series                                                                Year Ended 12/31

                                                                   -------------------------------------------------------
                                                                        1999       1998       1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $ 9.790    $ 9.690     $ 9.930    $ 9.300

Income (loss) from investment operations
Net investment income                                                             0.556      0.613       0.623      0.643
Net realized and unrealized gain (loss) on investments                            0.090      0.100      (0.240)     0.630
                                                                                -------    -------     -------    -------
Total from investment operations                                                  0.646      0.713       0.383      1.273
                                                                                -------    -------     -------    -------

Less dividends and distributions

Dividends from net investment income                                             (0.556)    (0.613)     (0.623)    (0.643)
Distributions from net realized gain on investments                                none       none        none       none
                                                                                -------    -------     -------    -------
Total dividends and distributions                                                (0.556)    (0.613)     (0.623)    (0.643)
                                                                                -------    -------     -------    -------

Net asset value, end of year                                                    $ 9.880    $ 9.790     $ 9.690    $ 9.930
                                                                                =======    =======     =======    =======

Total return(1)                                                                   6.78%      7.60%       4.05%     14.08%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $41,711    $29,177     $27,768    $27,935
Ratio of expenses to average net assets                                           0.79%      0.75%       0.72%      0.71%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                       0.79%      0.75%       0.72%      0.71%
Ratio of net investment income to average net assets                              5.62%      6.31%       6.43%      6.64%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                       5.62%      6.31%       6.43%      6.64%
Portfolio turnover                                                                 166%       120%        122%       145%
--------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Cash Reserve Series

The securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them
                                                                                      Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,        We may invest without limit in U.S. Treasury securities. We
notes and bonds of varying maturities. U.S. Treasury            would typically invest in Treasury bills or longer term Treasury
securities are backed by the "full faith and credit" of         securities whose remaining effective maturity is less than 13
the United States.                                              months.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and        We may invest in certificates of deposit from banks that have
foreign banks: Debt instruments issued by a bank that           assets of at least one billion dollars.
pay interest.
                                                                Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations         We may invest in commercial paper that is rated P-1 or P-2 by
with maturities ranging from 2 to 270 days, issued by           Moody's and/or A-1 or A-2 by S&P. The Series will not invest
companies.                                                      more than 5% of its total assets in securities rated in the second highest category by a ratings organization.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Cash Reserve Series uses the same investment strategy as Delaware Cash Reserve Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Borrowing from banks
Cash Reserve Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Cash Reserve Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. The following are the chief risks you assume when investing in the Cash Reserve Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                         How we use them
                                                                                      Cash Reserve Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,                 Because Cash Reserve Series invests in short-term securities,
particularly bonds with longer maturities, will decrease        the value of its investments is generally not affected by
in value if interest rates rise.                                interest rate risk. However, a decline in interest rates would adversely affect the level of income provided by the Series.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility           Cash Reserve Series holds only high quality short-term
that a bond's issuer (or an entity that insures the             securities. Therefore it is generally not subject to significant
bond) will be unable to make timely payments of interest        credit risk.
and principal.
                                                                We limit our investments to those which the Board of Trustees has determined to involve minimal credit risks and to be of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.

                                                                If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.
------------------------------------------------------------------------------------------------------------------------------------
Inflation risk is the risk that the return from your            Cash Reserve Series is designed for short-term investment goals
investments will be less than the increase in the cost          and therefore may not outpace inflation over longer time
of living due to inflation, thus preventing you from            periods. For this reason, Cash Reserve Series is not recommended
reaching your financial goals.                                  as a primary investment for people with long-term goals.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------

  Cash Reserve Series                                                                   Year Ended 12/31
                                                                   -----------------------------------------------------
                                                                        1999      1998       1997       1996      1995
------------------------------------------------------------------ ---------- ---------- ---------- ---------- ---------
Net asset value, beginning of year                                              $10.000    $10.000    $10.000   $10.000

Income from investment operations
Net investment income                                                             0.497      0.497      0.482     0.535
                                                                                  -----      -----      -----     -----
Total from investment operations                                                  0.497      0.497      0.482     0.535
                                                                                  -----      -----      -----     -----

Less dividends

Dividends from net investment income                                             (0.497)    (0.497)    (0.482)   (0.535)
                                                                                -------    -------    -------   -------
Total dividends                                                                  (0.497)    (0.497)    (0.482)   (0.535)
                                                                                -------    -------    -------   -------

Net asset value, end of year                                                    $10.000    $10.000    $10.000   $10.000
                                                                                 =======    =======    =======   ======

Total return(1)                                                                   5.08%      5.10%      4.93%     5.48%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                         $42,893    $30,711    $26,479   $16,338
Ratio of expenses to average net assets                                           0.59%      0.64%      0.61%     0.62%
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid indirectly                 0.59%      0.64%      0.61%     0.62%
Ratio of net investment income to average net assets                              4.96%      4.98%      4.82%     5.35%
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid indirectly                 4.96%      4.98%      4.82%     5.35%
------------------------------------------------------------------------------------------------------------------------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Convertible Securities Series

Our investment strategies

Convertible Securities Series is a type of total return fund that invests in convertible securities to pursue a two-pronged investment objective: capital appreciation and current income.

We invest primarily in convertible securities. Our strategy is based on the belief that characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include:

o the potential for capital appreciation as the value of the underlying common stock increases,
o the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends; and,
o reduced price decline risk relative to the underlying common stock due to the income features of a convertible security.

A convertible security's price depends on both its "investment value" (its value with the conversion privilege), and its "conversion value" (its market value if it were exchanged for the underlying security according to its conversion privilege).

When a convertible security's investment value is greater than its conversion value, its price will primarily reflect its investment value. In this scenario, price will probably be most affected by interest rate changes, increasing when interest rates fall and decreasing when interest rates rise, similar to a fixed-income security. Additionally, the credit standing of the issuer and other factors may also have an effect on the convertible security's value.

Conversely, when the conversion value approaches or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the convertible security's price relative to its investment value, the more direct the relationship between the changes in its price and changes in the price of the underlying equity security.

A convertible security's price will typically provide a premium over the conversion value. This represents the additional price investors are willing to pay for a security that offers income, ranks ahead of common stock in a company's capital structure and also has the possibility of capital appreciation due to the conversion privilege.

Because a convertible security has fixed interest or dividend payments, when the underlying stock declines, the convertible security's price is increasingly determined by its yield. For this reason, the convertible security may not decline as much as the underlying common stock. The extent of the price decline will also depend on the amount of the premium over its conversion value.

We may also invest in preferred and common stock, warrants, U.S. government securities, non-convertible fixed-income securities and money market securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. There are no size limits on corporations in whose securities the Series may invest.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Convertible securities often blend the potential benefits of stocks and fixed-income securities.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                            How we use them
                                                                                   Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or               Under normal conditions, the Series intends to invest at least 65%
corporate bonds that can be exchanged for a set number of         of its total assets in convertible securities, which may include
shares of common stock at a predetermined price. These            privately placed convertible securities.
securities offer higher appreciation potential than
nonconvertible bonds and greater income potential than            We will invest in convertible securities without regard to rating
nonconvertible preferred stocks.                                  categories. To the extent that securities we hold are not
                                                                  investment grade or are not rated, there may be a greater risk as
Convertible securities rank ahead of common stock in a            to the timely payment of interest and principal.
corporation's capital structure and therefore entail less
risk than the corporation's common stock. However,                If a convertible security held by the Series is called for
convertible securities typically rank behind non-convertible      redemption, the Series will be required to redeem the security,
securities of the same issuer.                                    convert it into the underlying common stock or sell it to a third party.
Convertible securities may be rated below investment grade,
that is, not rated within the four highest categories by S&P and Moody's. Debt securities rated below investment grade
are often referred to as "high-yield bonds" or "junk bonds,"
although these terms are not generally used in reference to
convertible debt securities.

A convertible security may be subject to redemption at the
option of the issuer at a price established in the
instrument under which the convertible security was issued.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon              The Series may invest in zero coupon bonds and payment in kind
securities are debt obligations which do not entitle the          bonds, though this is not expected to be a significant component
holder to any periodic payments of interest prior to              of its strategy. The market prices of these bonds are generally
maturity or a specified date when the securities begin            more volatile than the market prices of securities that pay
paying current interest. Therefore, they are issued and           interest periodically and are likely to react changes in interest
traded at a discount from their face amounts or par value.        rates to a greater degree than interest-paying bonds having
Payment-in-kind bonds pay interest or dividends in the form       similar maturities and credit quality. They may have certain tax
of additional bonds or preferred stock.                           consequences which, under certain conditions, could be adverse to the Series.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                            How we use them
                                                                                   Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Private placements: For various reasons, an issuer may            What portion of the Series' portfolio is invested in convertible
prefer or be required as a practical matter to obtain             securities purchased in private placements depends upon the
private financing. Adverse conditions in the public               relative attractiveness of those securities compared to
securities markets may preclude a public offering of an           convertible securities, which are publicly offered. Ordinarily,
issuer's securities. An issuer is often willing to provide        the Series expects that 50% of its portfolio may be invested in
more attractive features in securities issued privately,          convertible securities purchased in private placements, but the
because it has avoided the expense and delay involved in a        percentage may be substantially greater or less than 50%,
public offering. Private placements of debt securities have       depending upon prevailing market conditions.
frequently resulted in higher yields and restrictive
covenants that provide greater protection for the purchaser,      We anticipate that substantially all of the private placements we
such as longer call or refunding protection than would            purchase will be subject to Rule 144A under the 1933 Act and
typically be available with publicly offered securities of        therefore, may be traded freely among qualified institutional
the same type. Securities acquired through private                buyers. Subject to procedures approved by the Series' Board of
placements may also have special features not usually             Trustees, we may treat Rule 144A securities as liquid and
characteristic of similar securities offered to the public,       therefore not subject to the 15% limitation on illiquid securities
such as contingent interest or warrants for the purchase of       described below. The private placements we purchase will typically
the issuer's stock.                                               include registration rights for the convertible security and the underlying common stock. This requires the underlying common stock to be registered with the SEC, generally filed within one year of the private placement, consequently allowing us to trade the underlying common stock upon conversion. Such trading may be subject to certain contractual or legal restrictions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                            How we use them
                                                                                   Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Equity linked securities: Convertible securities that offer       We may invest in equity linked securities when we believe they
enhanced yield features, such as PRIDES (Preferred                offer suitable income and capital appreciation potential in
Redeemable Increased Dividend Equity Securities) and DECS         keeping with the Series' investment objective.
(Dividend Enhanced Convertible Securities). These securities
typically have the following features: (a) the issuer's           We may also invest in other types of convertible securities
common stock will be received in the event the convertible        similar to those described here.
preferred stock is converted; (b) they do not have a capital
appreciation limit; (c) they seek to provide the investor         An investment in an equity-linked security may involve additional
with high current income with some prospect of future             risks. Unlike conventional convertible securities, equity-linked
capital appreciation; (d) they are typically issued with          securities do not usually have a fixed maturity (par) value.
three to four year maturities; (e) they typically have some       Rather, equity-linked securities generally provide only for a
built-in call protection for the first two to three years;        mandatory conversion into cash or common stock. As a result, the
(f) investors have the right to convert them into shares of       Series risks loss of principal if the cash received or the price
common stock at a preset conversion formula or hold them          of the underlying common stock at the time of conversion is less
until maturity; and (g) upon maturity they will                   than the price paid for the equity-linked security. Equity-linked
automatically convert into either cash or a specified number      securities may be more or less liquid than conventional
of shares of common stock.                                        convertible securities or non-convertible debt securities. We primarily intend to acquire liquid equity-linked securities since
Preferred Equity Redemption Cumulative Stock ("PERCS") is a       any purchases of illiquid equity-linked securities would be
preferred stock convertible into common stock of the issuer       subject to the Series' 15% limit on illiquid securities described
which generally features a mandatory conversion date              below.
(typically three years) as well as a capital appreciation
limit usually expressed in terms of a stated price.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities, Eurodollar convertible securities and         The Series may invest in securities of foreign issuers, including
American Depositary Receipts: Securities of foreign entities      issuers located in emerging markets. Such foreign securities may
issued directly or, in the case of American Depositary            be traded on a foreign exchange, or they may be in the form of
Receipts, through a U.S. bank. ADRs represent the bank's          depositary receipts or notes, such as American Depositary Receipts
holding of a stated number of shares of a foreign                 (ADRs), American Depositary Notes (ADNs), European Depositary
corporation. An ADR entitles the holder to all dividends and      Receipts (EDRs), European Depositary Notes (EDNs), Global
capital gains earned by the underlying foreign shares. ADRs       Depositary Receipts (GDRs) or Global Depositary Notes (GDNs). The
are bought and sold the same as U.S. securities. Eurodollar       Series may also invest in Eurodollar securities.
convertible securities are fixed-income securities of a U.S.
issuer which are convertible into equity securities of that
issuer. These Eurodollar securities are payable in U.S.
dollars outside of the United States.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                            How we use them
                                                                                   Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at            including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.          days.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Convertible Securities Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Convertible Securities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that Convertible Securities Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Convertible Securities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Short sales against the box The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" if the Series contemporaneously owns or has the right to obtain securities identical to those sold short, at no added cost.

The risks of investing in Convertible Securities Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Convertible Securities Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                          How we strive to manage them
                                                                                     Convertible Securities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond            securities we believe can continue to pay income and appreciate
market--will decline in value because of factors such as          over an extended time frame regardless of interim market
economic conditions, future expectations or investor              fluctuations. We do not try to predict overall stock market
confidence.                                                       movements and though we may hold securities for any period of time, we do not typically trade for short-term purposes.

                                                                  We may hold a substantial part of Convertible Securities Series'
                                                                  assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds Cash or Cash equivalents, the
                                                                  Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Convertible Securities Series' assets
securities in a particular industry or the value of an            invested in any one industry and in any individual security. We
individual stock or bond will decline because of changing         also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the      securities for the portfolio.
individual company issuing the security.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk The possibility that a security's issuer (or an       This risk may be reduced because of the ability to convert these
entity that insures the security) will be unable to make          securities into common stock.
timely payments of interest, dividends and principal.

Investing in securities rated below investment grade entails greater risk of principal loss than associated with
investment grade bonds. It is likely that protracted periods of economic uncertainty would cause increased volatility in
the market prices of non-investment grade securities and
corresponding volatility in the Series' net asset value.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly      We will monitor interest rate trends and their potential impact on
bonds with longer maturities, will decrease in value if           the Series. Though convertible securities may be sensitive to
interest rates rise.                                              interest rate movements, an individual security's link to the underlying common stock may reduce that sensitivity.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           Most of the foreign securities that we invest in are denominated
adversely affected by political instability, changes in           in U.S. dollars.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year.

Portfolio manager

Damon Andres has primary responsibility for making day-to-day investment decisions for the Convertible Securities Series.

Damon Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been managing the Convertible Securities Series since February 1999.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------

 Convertible Securities Series
                                                                                                                Period
                                                                                            Year Ended 12/31   5/1/97(1)
                                                                   -----------------------------------------    through
                                                                           1999                 1998           12/31/97
------------------------------------------------------------------ -------------------- -------------------- -----------
Net asset value, beginning of period                                                          $11.660           $10.000

Income (loss) from investment operations
Net investment income                                                                           0.386             0.318
Net realized and unrealized gain (loss) on investments                                         (0.511)            1.342
                                                                                              -------             -----
Total from investment operations                                                               (0.125)            1.660
                                                                                              -------             -----

Less dividends and distributions

Dividends from net investment income                                                           (0.305)             none
Distributions from net realized gain on investments                                            (0.070)             none
                                                                                              -------              ----
Total dividends and distributions                                                              (0.375)             none
                                                                                              -------              ----

Net asset value, end of period                                                                $11.160           $11.660
                                                                                              =======           =======

Total return(2)                                                                                (1.17%)           16.60%(3)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                        $8,133            $3,921
Ratio of expenses to average net assets                                                         0.82%             0.80%
Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly                              0.82%             2.30%
Ratio of net investment income to average net assets                                            4.78%             5.68%
Ratio of net investment income to average net assets
          prior to expense limitation and expenses paid indirectly                              4.78%             4.18%
Portfolio turnover                                                                                77%              209%
------------------------------------------------------------------ -------------------- -------------------- -----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

Devon Series

Our investment strategies

Devon Series is a total return fund but it invests the majority of its assets in stocks. This Series has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Series' assets will be invested in dividend-paying stocks.

In selecting stocks for Devon Series, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.

Devon Series uses the same investment strategy as Delaware Devon Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                          How we use them
                                                                                             Devon Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, 90% to 100% of the Series' assets will be invested in
in a corporation. Stockholders participate in the                 common stocks. Under normal market conditions we will invest at
corporation's profits and losses, proportionate to the            least 65% of total assets in dividend-paying stocks.
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities: Usually preferred stocks or               Devon Series may invest in convertible securities; however, we
corporate bonds that can be exchanged for a set number of         will not invest more than 5% of net assets in convertible
shares of common stock at a predetermined price. These            securities that are rated below investment grade by an NRSRO or in
securities offer higher appreciation potential than               securities that are unrated but deemed equivalent to
nonconvertible bonds and greater income potential than            non-investment grade.
nonconvertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): Certificates issued by       We may invest without limitation in ADRs.
a U.S. bank that represent the bank's holdings of a stated
number of shares of a foreign corporation. An ADR entitles
the holder to all dividends and capital gains earned by the
underlying foreign shares. An ADR is bought and sold the
same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold        among certain institutional buyers without registration, which are
within seven days at approximately the price that the Series      commonly known as "Rule 144A Securities" and repurchase agreements
has valued them.                                                  with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

Devon Series may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, fixed-income securities [or mention the list] futures contracts and options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Devon Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Devon Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Devon Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Devon Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in Devon Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Devon Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                          Devon Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and do not trade for
confidence.                                                      short-term purposes.

                                                                 We may hold a substantial part of Devon Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We limit the amount of Devon Series' assets invested in any
securities in a particular industry or the value of an           one industry and in any individual security. We also follow a
individual stock or bond will decline because of changing        rigorous selection process before choosing securities for the
expectations for the performance of that industry or for the     portfolio.
individual company issuing the stock or bond.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We typically invest only a small portion of Devon Series'
adversely affected by political instability, changes in          portfolio in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or          securities, they are often denominated in U.S. dollars. We
inadequate regulatory and accounting standards.                  also tend to avoid markets where we believe accounting
                                                                 principles or the regulatory structure are underdeveloped.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year.

Portfolio manager

Frank X. Morris has primary responsibility for making day-to-day investment decisions for the Devon Series. In making investment decisions for the Series, Mr. Morris regularly consults with Christopher Driver and Michael S. Morris.

Frank X. Morris, Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. Mr. Morris has been managing institutional equity portfolios at Delaware Investments since 1997. He has 16 years of investment management experience. He came to Delaware Investments from PNC Asset Management where he served as a securities analyst from 1983 to 1991 and portfolio manager from 1991 to 1994. He was subsequently named Director of Equity Research at PNC. He is a past president of the Philadelphia Society of Financial Analysts. Mr. Morris has been a member of Devon Series' management team since March 1999.

Christopher Driver, Assistant Vice President/Equity Analyst, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

Michael S. Morris, Assistant Vice President/Equity Analyst, holds a BS from Indiana University with a major in finance. Previously he served as equity analyst at Walnut Asset Management where he covered a variety of industries. He has also worked at Pilgrim Baxter as a Senior Research Analyst covering financials and began his career at The State Teachers Retirement System of Ohio. Mr. Morris is a CFA charterholder.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------------------------------------------

Devon Series
                                                                                             Year Ended
                                                                                                12/31             Period
                                                                   -----------------------------------------   5/1/97(1)
                                                                                                                 through
                                                                            1999                  1998          12/31/97
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                           $12.730            $10.000

Income from investment operations
Net investment income                                                                            0.106             0.080
Net realized and unrealized gain on investments                                                  2.889             2.650
                                                                                                 -----             -----
Total from investment operations                                                                 2.995             2.730
                                                                                                 -----             -----

Less dividends and distributions
Dividends from net investment income                                                           (0.080)              none
Distributions from net realized gain on investments                                            (0.205)              none
                                                                                               -------              ----
Total dividends and distributions                                                              (0.285)              none
                                                                                               -------              ----

Net asset value, end of period                                                                 $15.440           $12.730
                                                                                               =======           =======

Total return(2)                                                                                 24.05%            27.30%(3)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                        $68,714           $16,653
Ratio of expenses to average net assets                                                          0.66%             0.80%
Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly                               0.66%             0.91%
Ratio of net investment income to average net assets                                             1.30%             2.01%
Ratio of net investment income to average net assets
          prior to expense limitation and expenses paid indirectly                               1.30%             1.90%
Portfolio turnover                                                                                 34%               80%
------------------------------------------------------------------ --------------------- --------------------- ----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects expense limitations in effect for the Series.

Emerging Markets Series

Our investment strategies

Emerging Markets Series seeks long-term capital appreciation. The Series may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is

     o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation,
     o    any country that is classified by the United Nations as developing, or
     o any country that is included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

 In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

     o the principal trading market for the company's securities is in a country that is emerging;
     o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;
     o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for International Equity Series. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Series may invest up to 35% of its net assets in high yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Emerging Markets Series uses the same investment strategy as Delaware Emerging Markets Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that Emerging Markets Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                    Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks of emerging market companies: Securities that      The Series will invest its assets in common stocks, some of
represent shares of ownership in a corporation. Stockholders     which will be dividend-paying stocks.
participate in the corporation's profits and losses,
proportionate to the number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or foreign      Emerging Markets Series may invest in corporate obligations
corporations.                                                    issued by emerging country companies. These bonds may be high risk, fixed-income securities.

                                                                 Although not a principal strategy of the Series, for temporary defensive purposes, the Series may invest all or a substantial portion of its assets in corporate obligations rated AA or better by S&P and Aa or better by Moody's, or if unrated,
                                                                 determined to be of comparable quality.
----------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued by a      We may invest a portion of Emerging Markets Series' assets in
government other than the United States or by an agency,         foreign governmental securities issued by emerging or
instrumentality or political subdivision of such governments.    developing countries, which may be lower rated, including
                                                                 securities rated below investment grade.

                                                                 Although not a principal strategy of the Series, for temporary defensive purposes, the Series may invest in high quality debt obligations of foreign governments, their agencies,
                                                                 instrumentalities and political sub-divisions.
----------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries, investments    The Series may hold open-end and closed-end investment company
by U.S. mutual funds are generally made by purchasing shares     securities if we believe the country offers good investment
of investment companies that in turn invest in the securities    opportunities. These investments involve an indirect payment
of such countries.                                               of a portion of the expenses of the other investment
                                                                 companies, including their advisory fees.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                    Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign currency        Although the Series value its assets daily in U.S. dollars, it
exchange contract involves an obligation to purchase or sell a   does not intend to convert its holdings of foreign currencies
specific currency on a fixed future date at a price that is      into U.S. dollars on a daily basis. The Series will, however,
set at the time of the contract. The future date may be any      from time to time, purchase or sell foreign currencies and/or
number of days from the date of the contract as agreed by the    engage in forward foreign currency exchange transactions. The
parties involved.                                                Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                 The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series'
                                                                 current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                                                 "lock-in" the price of that security, in terms of U.S.
                                                                 dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for
                                                                 speculative purposes.
----------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary         The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs     and GDRs, generally focusing on those whose underlying
are receipts issued by a U.S. depositary (usually a U.S. bank)   securities are issued by foreign entities.
and EDRs and GDRs are receipts issued by a depositary outside
of the U.S. (usually a non-U.S. bank or trust company or a       To determine whether to purchase a security in a foreign
foreign branch of a U.S. bank). Depositary receipts represent    market or through depositary receipts, we evaluate the price
an ownership interest in an underlying security that is held     levels, the transaction costs, taxes and administrative costs
by the depositary. Generally, the holder of the depositary       involved with each security to identify the most efficient
receipt is entitled to all payments of interest, dividends or    choice.
capital gains that are made on the underlying security.
----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon securities are debt obligations   Emerging Markets Series may invest in zero coupon bonds. The
which do not entitle the holder to any periodic payments of      market prices of zero coupon bonds are generally more volatile
interest prior to maturity or a specified date when the          than the market prices of securities that pay interest
securities begin paying current interest, and therefore are      periodically and are likely to respond to changes in interest
issued and traded at a discount from their face amounts or par   rates to a greater degree than do non-zero coupon securities
value.                                                           having similar maturities and credit quality.
----------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under the          The Series may invest in Brady Bonds. We believe that the
framework of the Brady Plan, an initiative for debtor nations    economic reforms undertaken by countries in connection with
to restructure their outstanding external indebtedness           the issuance of Brady Bonds can make the debt of countries
(generally, commercial bank debt). Brady Bonds tend to be of     that have issued or have announced plans to issue these bonds
lower quality and more speculative than securities of            a viable opportunity for investment.
developed country issuers.
----------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities: Securities that   Emerging Markets Series may invest up to 35% of its net
are rated lower than BBB by S&P or Baa by Moody's, or if         assets, in high-yield, high risk foreign fixed-income
unrated, of equal quality. These securities may be issued by     securities.
companies or governments of emerging or developing countries, which may be less creditworthy. The risk that these companies or governments may not be able to make interest or principal payments is substantial.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                    Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are       Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is composed of U.S. government securities.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities that are eligible
resale is restricted under securities law.                       for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid
                                                                 securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at           including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.         days.
----------------------------------------------------------------------------------------------------------------------------------

The Series may invest in preferred stocks, convertible securities, warrants, futures and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Emerging Markets Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
Emerging Market Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in Emerging Markets Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Emerging Markets Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                     Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor             portion of the Series' portfolio should be invested in any
confidence.                                                      individual country, we evaluate a variety of factors,
                                                                 including opportunities and risks relative to other countries.

                                                                 In addition, for temporary defensive purposes, the Series may invest all or a substantial portion of its assets in high
                                                                 quality debt instruments of foreign governments, the U.S.
                                                                 government, (including their agencies and instrumentalities)
                                                                 or foreign or U.S. companies.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We typically hold a number of different securities in a
securities in a particular industry or the value of an           variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing        poorly performing security would have on the Series. This risk
expectations for the performance of that industry or for the     is more significant for the Series, which is a non-diversified
individual company issuing the stock or bond.                    fund.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly     In an attempt to protect Emerging Markets Series' investments
bonds with longer maturities, will decrease in value if          from interest rate fluctuations, the Series may engage in
interest rates rise.                                             interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest. The Series intends to use interest rate
                                                                 swaps as a hedge and not as a speculative investment. The use of interest rate swaps involves investment techniques and
                                                                 risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were never used.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We carefully evaluate the overall situations in the countries
adversely affected by political instability, changes in          where we invest in an attempt to reduce these risks. We also
currency exchange rates, foreign economic conditions or          tend to avoid markets where we believe accounting principles
inadequate regulatory and accounting standards.                  or the regulatory structure are too underdeveloped.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                     Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of the Series'          The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign     foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates may   purchase or sell foreign securities at a pre-set price on a
reduce or eliminate any gains produced by investments that are   future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any losses.   security they own from future changes in currency rates. If the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another
                                                                 applicable currency. The Series may use forward currency
                                                                 exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no
                                                                 assurance that such a strategy will be successful.
----------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller            The Series may invest in small companies and would be subject
companies may be more volatile than larger companies because     to this risk. We typically hold a number of different stocks
of limited financial resources or dependence on narrow product   in order to reduce the impact that one small company stock
lines.                                                           would have on the Funds. This risk is more significant for the
                                                                 Series, which is a non-diversified fund.
----------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire region   We carefully evaluate the political situations in the
where we invest may experience political instability, which      countries where we invest and take into account any potential
may cause greater fluctuation in the value of our investments    risks before we select securities for the portfolio. However,
due to changes in currency exchange rates, governmental          there is no way to eliminate political risk when investing
seizures or nationalization of assets.                           internationally.
----------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks          Striving to manage this risk, the portfolio managers carefully
associated with international investing will be greater in       screen securities within emerging markets and attempt to
emerging markets than in more developed foreign markets          consider material risks associated with an individual company
because, among other things, emerging markets may have less      or bond issuer. We cannot eliminate emerging market risk and
stable political and economic environments.                      consequently encourage shareholders to invest in this Series only if they have a long-term time horizon, over which the potential of individual securities is more likely to be
                                                                 realized.
----------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may     The Series will attempt to reduce these risks by investing in
be less liquid, have greater price volatility, less regulation   a number of different countries, and noting trends in the
and higher transaction costs than U.S. markets.                  economy, industries and financial markets.
----------------------------------------------------------------------------------------------------------------------------------
Information risk is the possibility that foreign companies are   The Series conducts a great deal of fundamental research on
subject to different accounting, auditing and financial          the companies that it invests in rather than relying solely on
reporting standards than U.S. companies. There may be less       information available through financial reporting. We believe
information available about foreign issuers than domestic        this will help us to better uncover any potential weaknesses
issuers. Furthermore, regulatory oversight of foreign issuers    in individual companies.
may be less stringent or less consistently applied than in the
United States.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                     Emerging Markets Series
----------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds are believed to be subject to greater      The Series is a non-diversified fund as defined by the
risks because adverse effects on their security holdings may     Investment Company Act of 1940 Act. That means the Series does
affect a larger portion of their overall assets.                 not have to limit the percentage of assets invested in an
                                                                 individual security. However, the Series does intend to
                                                                 satisfy the Internal Revenue Code's diversification
                                                                 requirement, which says that for 50% of the Series' assets, no more than 5% of net assets can be invested in any single
                                                                 security. This means 50% of the Series' net assets must be spread among various securities, with no more than 5% of net assets invested in any single security. The other 50% can be more concentrated with up to 25% invested in an individual security.
----------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational securities risks relate     The Series attempts to limit this risk by performing credit
to the ability of a foreign government or government related     analysis on the issuer of each security purchased. In
issuer to make timely payments on its external debt              addition, the Series attempts to reduce this risk by limiting
obligations.                                                     the portion of net assets that may be invested in these
                                                                 securities.

                                                                 The Series also compares the risk-reward potential of foreign government securities being considered to that offered by
                                                                 equity securities to determine whether to allocate assets to equity or fixed-income investments.
----------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income securities:    The Series may invest up to 35% of its net assets in
Securities rated lower than BBB by S&P and Baa by Moody's are    high-yield, high risk foreign fixed-income securities.
considered to be of poor standing and predominantly
speculative as to the issuer's ability to repay interest and     We intend to limit our investment in any single lower rated
principal.                                                       bond, which can help to reduce the effect of an individual default on the Series. We also intend to limit our overall
These bonds are often issued by less creditworthy companies or   holdings of bonds in this category. Such limitations may not
by highly leveraged (indebted) firms, which are generally less   protect the Series from widespread bond defaults brought about
able than more financially stable firms to make scheduled        by a sustained economic downturn or from price declines that
payments of interest and principal. The risks posed by bonds     might result from changes in the quality ratings of individual
issued under such circumstances are substantial.                 bonds.
----------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding     We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody         efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions
----------------------------------------------------------------------------------------------------------------------------------


Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [1.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for Emerging Markets Series. In making investment decisions for the Series, Mr. Gillmore regularly consults with an international equity team of 14 members, including co-managers, Robert Akester and Joshua A. Brooks.

Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing Emerging Markets Series since its inception.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International Advisers.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------ --------------- -------------------- -----------
  Emerging Markets Series                                                                                  Period
                                                                                      Year Ended 12/31    5/1/97(1)
                                                                   ------------------------------------    through
                                                                          1999                1998        12/31/97
------------------------------------------------------------------ --------------- -------------------- -----------
Net asset value, beginning of period                                                        $8.880         $10.000

Income (loss) from investment operations
Net investment income(2)                                                                     0.171           0.060
Net realized and unrealized loss on investments and foreign
   currencies                                                                               (2.991)         (1.180)
                                                                                           -------         -------
Total from investment operations                                                           (2.820)         (1.120)
                                                                                           -------         -------

Less dividends and distributions

Dividends from net investment income                                                       (0.030)            none
Distributions from net realized gain on investments                                        (0.220)            none
                                                                                           -------            ----
Total dividends and distributions                                                          (0.250)            none
                                                                                           -------            ----

Net asset value, end of period                                                              $5.810          $8.880
                                                                                            ======          ======

Total return(3)                                                                           (32.48%)        (11.20%)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                     $5,356          $5,776
Ratio of expenses to average net assets                                                      1.50%           1.50%
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid indirectly                            1.67%           2.45%
Ratio of net investment income to average net assets                                         2.34%           0.89%
Ratio of net investment income (loss) to average net assets
         prior to expense limitation and expenses paid indirectly                            2.17%         (0.06%)
Portfolio turnover                                                                             38%             48%
------------------------------------------------------------------ --------------- -------------------- -----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Global Bond Series

Our investment strategies

Global Bond Series seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:
o    foreign and U.S. government securities;
o    debt obligations of foreign and U.S. companies;
o    debt securities of supranational entities;
o securities of issuers in emerging markets countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers;
o    zero-coupon bonds.

At the time this Prospectus was prepared we anticipated that for increased safety, a large percentage of the Series' assets would be invested in securities of supranational entities and in U.S. and foreign government securities.

While the Series may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan, and Thailand. This is a representative list; we may also invest in other countries. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Series will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. If we anticipate a declining interest rate environment; however, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.

Global Bond Series uses the same investment strategy as Delaware Global Bond Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.


--------------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
            Securities                                                       Global Bond Series
--------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S.             Global Bond Series may invest in corporate bonds, generally those
or foreign corporations.                                     rated A or better by S&P or Moody's or if unrated, determined to be of comparable quality. The Series may also invest in high yield, high risk emerging markets corporate bonds.
--------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations              The Series will generally invest in securities issued by foreign
issued by a government other than the United                 governments, their agencies, instrumentalities or political
States or by an agency, instrumentality or                   subdivisions that are rated AAA or AA by S&P or Aaa or Aa by
political subdivision of such governments.                   Moody's or, if unrated, considered to be of comparable quality.
                                                             We may invest a portion of the Fund's assets in foreign
                                                             governmental securities issued by emerging countries, which may be lower rated, including securities rated below investment grade.
--------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or             The Series may invest a significant portion of its assets in U.S.
guaranteed by the U.S. government or issued by an            government securities. It will invest only in U.S. government
agency or instrumentality of the U.S. government.            obligations, including bills, notes and bonds that are issued or guaranteed as to the payment of principal and interest by the
                                                             U.S. government and securities of U.S. government agencies or instrumentalities that are backed by the full faith and credit of the United States.
--------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,            Global Bond Series may hold closed-end investment company
investments by U.S. mutual funds are generally               securities. The Series may hold investment company securities if
made by purchasing shares of investment companies            we believe the country offers good investment opportunities.
that in turn invest in the securities of such                These investments involve an indirect payment of a portion of the
countries.                                                   expenses of the other investment companies, including their advisory fees.
--------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign             Although the Series values its assets daily in U.S. dollars, it
currency exchange contract involves an obligation            does not intend to convert its holdings of foreign currencies
to purchase or sell a specific currency on a fixed           into U.S. dollars on a daily basis. The Series will, however,
future date at a price that is set at the time of            from time to time, purchase or sell foreign currencies and/or
the contract. The future date may be any number of           engage in forward foreign currency exchange transactions. The
days from the date of the contract as agreed by              Series may conduct its foreign currency transactions on a cash
the parties involved.                                        basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                             The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                              How we use them
            Securities                                                       Global Bond Series
--------------------------------------------------------------------------------------------------------------------------------
Supranational entities: Debt securities of                   We anticipate investing a large percentage of Global Bond Series'
supranational entities may be denominated in any             assets in debt securities of supranational entities.
currency. These securities are typically of
high-grade quality. A supranational entity is an
entity established or financially supported by the
national governments of one or more countries to
promote reconstruction or development. The
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) would be one example of a supranational
entity.
--------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds: Zero coupon bonds are debt                The Series may invest in zero coupon bonds.
obligations that do not entitle the holder to any
periodic payments of interest before maturity or a
specified date when the securities begin paying
current interest. Therefore, they are issued and
traded at a discount from their face amounts or
par value. The market prices of zero coupon bonds
are generally more volatile than the market prices
of securities that pay interest periodically and
are likely to respond to changes in interest rates
to a greater degree than do non-zero coupon
securities having similar maturities and credit
quality.
--------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued                Global Bond Series may invest in Brady Bonds. We believe that the
under the framework of the Brady Plan, an                    economic reforms undertaken by countries in connection with the
initiative for debtor nations to restructure their           issuance of Brady Bonds can make the debt of countries that have
outstanding external indebtedness (generally,                issued or have announced plans to issue these bonds a viable
commercial bank debt). Brady Bonds tend to be of             opportunity for investment.
lower quality and more speculative than securities
of developed country issuers.
--------------------------------------------------------------------------------------------------------------------------------
High-yield, high risk fixed-income securities:               Global Bond Series may invest a portion of its assets in these
Securities that are rated lower than BBB by S&P or           securities.
Baa by Moody's, or if unrated, of equal quality.
These securities may be issued by companies or
governments of emerging or developing countries,
which may be less creditworthy. The risk that
these companies or governments may not be able to
make interest or principal payments is
substantial.
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a                Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of                   investment for the Series' cash position. In order to enter into
securities in which the seller agrees to buy the             these repurchase agreements, the Series must have collateral of
securities back within a specified time at the               at least 102% of the repurchase price. The Series will only enter
same price the buyer paid for them, plus an amount           into repurchase agreements in which the collateral is composed of
equal to an agreed upon interest rate. Repurchase            U.S. government securities..
agreements are often viewed as equivalent to cash.
--------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities           We may invest in privately placed securities that are eligible
whose resale is restricted under securities law.             for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                             Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
--------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a           We may invest up to 10% of net assets in illiquid securities, including
ready market, and cannot be easily sold, if at               repurchase agreements with maturities of over seven days.
all, at approximately the price that the Series
has valued them.
--------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in depositary receipts, futures contracts and options and interest rate swaps. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
The Series anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Global Bond Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
Global Bond Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in Global Bond Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Global Bond Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


--------------------------------------------------------------------------------------------------------------------------------
                                                                             How we strive to manage them
                Risks                                                            Global Bond Series
--------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of           We maintain a long-term investment approach and focus on stocks
the securities in a certain market--like the stock          we believe can appreciate over an extended time frame regardless
or bond market--will decline in value because of            of interim market fluctuations. In deciding what portion of the
factors such as economic conditions, future                 Series' portfolio should be invested in any individual country,
expectations or investor confidence.                        we evaluate a variety of factors, including opportunities and risks relative to other countries. As part of the Series'
                                                            principal investment strategy, the Series may invest in
                                                            securities that generally have relatively less market risk.

                                                            We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the             We typically hold a number of different securities in a variety
value of securities in a particular industry or             of sectors in order to minimize the impact that a poorly
the value of an individual stock or bond will               performing security would have on a Fund. This risk is more
decline because of changing expectations for the            significant for the Series, which is a non-diversified fund.
performance of that industry or for the individual
company issuing the stock or bond.
--------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,             Interest rate risk is a significant risk for Global Bond Series.
particularly bonds with longer maturities, will             In an attempt to manage interest rate risk, we adjust the Series'
decrease in value if interest rates rise.                   average weighted maturity based on our view of interest rates.
                                                            The Series' average weighted maturity will generally be in the five-to-ten year range. When we anticipate that interest rates will decline, we may extend the average maturity beyond ten years and when we anticipate that interest rates will rise, we may shorten the average maturity to less than five years.
--------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of a               The Series may try to hedge its currency risk by purchasing
series' investments may be negatively affected by           foreign currency exchange contracts. If the Series agrees to
changes in foreign currency exchange rates.                 purchase or sell foreign securities at a pre-set price on a
Adverse changes in exchange rates may reduce or             future date, the Series attempts to protect the value of a
eliminate any gains produced by investments that            security they own from future changes in currency rates. If the
are denominated in foreign currencies and may               Series has agreed to purchase or sell a security, it may also use
increase any losses.                                        foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency.
                                                            The Series may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful.
--------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the            We evaluate the political situations in the countries where we
entire region where we invest may experience                invest and take into account any potential risks before we select
political instability. This may cause greater               securities for the portfolio. However, there is no way to
fluctuation in the value and liquidity of our               eliminate political risk when investing internationally.
investments due to changes in currency exchange
rates, governmental seizures or nationalization of
assets.
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                             How we strive to manage them
                Risks                                                            Global Bond Series
--------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that the            Striving to manage this risk, the portfolio managers carefully
risks associated with international investing will          screen securities within emerging markets and attempt to consider
be greater in emerging markets than in more                 material risks associated with an individual company or bond
developed foreign markets because, among other              issuer. We cannot eliminate emerging market risk and consequently
things, emerging markets may have less stable               encourage shareholders to invest in these Funds only if they have
political and economic environments.                        a long-term time horizon, over which the potential of individual securities is more likely to be realized.
--------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign            The Funds will attempt to reduce these risks by investing in a
markets may be less liquid, have greater price              number of different countries, and noting trends in the economy,
volatility, less regulation and higher transaction          industries and financial markets.
costs than U.S. markets.
                                                            Global Bond Series will also perform credit analysis in an attempt to reduce these risks.
--------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign                   We conduct fundamental research on the companies we invest in
companies may be subject to different accounting,           rather than relying solely on information available through
auditing and financial reporting standards than             financial reporting. We believe this will help us to better
U.S. companies. There may be less information               uncover any potential weaknesses in individual companies.
available about foreign issuers than domestic
issuers. Furthermore, regulatory oversight of
foreign issuers may be less stringent or less
consistently applied than in the United States.
--------------------------------------------------------------------------------------------------------------------------------
Non-diversified fund risk. Non-diversified funds            Global Bond Series is a non-diversified fund. The Series is a
are subject to greater risks because adverse                non-diversified fund as defined by the Investment Company Act of
effects on their individual investments may affect          1940 Act. That means the Fund does not have to limit the
a larger portion of their overall assets.                   percentage of assets invested in an individual security. However, the Series does intend to satisfy the Internal Revenue Code's diversification requirement, which says that for 50% of the
                                                            Series' assets, no more than 5% of net assets can be invested in any single security. This means 50% of the Series' net assets must be spread among various securities, with no more than 5% of net assets invested in any single security. The other 50% can be more concentrated with up to 25% invested in an individual security.
--------------------------------------------------------------------------------------------------------------------------------
Foreign government and supranational securities             The Series is subject to this risk and will attempt to limit this
risks relate to the ability of a foreign                    risk by performing credit analysis on the issuer of each security
government or government related issuer to make             purchased.
timely payments on its external debt obligations.
                                                            The Series attempts to reduce the risks associated with investing in foreign governments by focusing on bonds rated within the two highest rating categories.
--------------------------------------------------------------------------------------------------------------------------------
Credit risk of high-yield, high risk fixed-income           Delaware Global Bond Fund may invest a portion of its assets in
securities: Securities rated lower than BBB by S&P          these securities. We intend to limit our investment in any single
and Baa by Moody's are considered to be of poor             lower rated bond, which can help to reduce the effect of an
standing and predominantly speculative as to the            individual default on the Series. We also intend to limit our
issuer's ability to repay interest and principal.           overall holdings of bonds in this category. Such limitations may not protect the Series from widespread bond defaults brought
These bonds are often issued by less creditworthy           about by a sustained economic downturn or from price declines
companies or by highly leveraged (indebted) firms,          that might result from changes in the quality ratings of
which are generally less able than more                     individual bonds.
financially stable firms to make scheduled
payments of interest and principal. The risks
posed by bonds issued under such circumstances are
substantial.
--------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling            The Series is subject to this risk. We strive to monitor
and holding foreign securities, including                   transaction costs and to choose an efficient trading strategy for
brokerage, tax and custody costs, may be higher             the Series.
than those involved in domestic transactions
--------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Global Bond Series. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

Christopher A. Moth, Director, Senior Portfolio Manager, Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Series in January 1997.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------
                                                                                                            Period
                                                                            Global Bond Series             5/2/96(1)
                                                                             Year Ended 12/31               through
                                                                 ---------------------------------------------------
                                                                     1999          1998        1997        12/31/96
---------------------------------------------------------------- ------------ ------------ ---------- --------------
Net asset value, beginning of period                                              $10.500    $10.960        $10.000

Income from investment operations
Net investment income(2)                                                            0.608      0.636          0.339
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                                0.182    (0.551)          0.831
                                                                                    -----    -------          -----
Total from investment operations                                                    0.790      0.085          1.170
                                                                                    -----      -----          -----

Less dividends and distributions

Dividends from net investment income                                              (0.600)    (0.460)        (0.210)
Distributions from net realized gain on investments                               (0.010)    (0.085)           none
                                                                                  -------    -------           ----
Total dividends and distributions                                                 (0.610)    (0.545)        (0.210)
                                                                                  -------    -------        -------

Net asset value, end of period                                                    $10.680    $10.500        $10.960
                                                                                  =======    =======        =======

Total return(3)                                                                     7.82%      0.88%         11.79%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                           $21,711    $16,876         $9,471
Ratio of expenses to average net assets                                             0.83%      0.80%          0.80%
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid
         indirectly                                                                 0.92%      1.08%          1.19%
Ratio of net investment income to average net assets                                5.83%      6.03%          6.51%
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid
         indirectly                                                                 5.74%      5.75%          6.12%
Portfolio turnover                                                                    79%        97%            56%
---------------------------------------------------------------- ------------ ------------ ---------- --------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended
    December 31, 1997 and 1998 was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Growth and Income Series

Our investment strategies

The Growth and Income Series seeks the highest possible total rate of return. The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. A focus on stocks with high dividend yields, such as the one we use, is generally considered to be a value-oriented investment approach.

We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for the Series.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
                                                                                      Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 90% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                 dividend-paying common stocks.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: Certificates issued by a U.S.       We may invest without limitation in ADRs. We use them when we
bank which represent the bank's holdings of a stated number       believe they offer better total return opportunities than U.S.
of shares of a foreign corporation. An ADR entitles the           securities.
holder to all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought and sold the same as U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series' must have collateral of at
the same price the buyer paid for them, plus an amount equal      least 102% of the repurchase price. The Series will only enter
to an agreed upon interest rate. Repurchase agreements are        into repurchase agreements in which the collateral is composed of
often viewed as equivalent to cash.                               U.S. government securities..
------------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold        among certain institutional buyers without registration, which are
within seven days at approximately the price that the Series      commonly known as "Rule 144A Securities" and repurchase agreements
has valued them.                                                  with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------

The Series is permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. It may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. It may invest in global and European depositary receipts and directly in foreign securities; however, the manager has no present intention of doing so. Growth and Income Series reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy, although to the extent it does so it may be unable to meet its investment objective. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Growth and Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Growth and Income Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest, you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth and Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                         How we strive to manage them
                                                                                        Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or bond          believe can appreciate over an extended time frame regardless of
market -- will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and generally do not trade for short-term
confidence.                                                       purposes.

                                                                  We may hold a substantial part of Growth and Income Series' assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing         selection process designed to identify undervalued securities
expectations for the performance of that industry or for the      before choosing securities for the portfolio.
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We typically invest only a small portion of the Series' portfolio
adversely affected by political instability, changes in           in foreign corporations through American Depositary Receipts. We
currency exchange rates, foreign economic conditions or           do not invest directly in foreign securities. When we do purchase
inadequate regulatory and accounting standards.                   ADRs, they are generally denominated in U.S. dollars and traded on
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days, at approximately the price
that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.60% of average daily net assets for the last fiscal year.

Portfolio manager
John B. Fields has primary responsibility for making day-to-day investment decisions for Growth and Income Series.

John B. Fields, Senior Vice President and Senior Portfolio Manager, joined Delaware Investments in 1992 and has 29 years' experience in investment management. He earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In making investment decisions for Growth and Income Series, Mr. Fields works with a team of Delaware portfolio managers utilizing the same investment strategy. He has been managing Growth and Income Series since 1992.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------- ----------------------------------------------------------
           Growth and Income Series
  (formerly Decatur Total Return Series)                                                Year Ended 12/31
                                                                ----------------------------------------------------------
                                                                      1999        1998        1997        1996       1995
--------------------------------------------------------------- ----------- ----------- ----------- ----------- ----------
Net asset value, beginning of year                                             $18.800     $15.980     $14.830    $11.480

Income (loss) from investment operations
Net investment income                                                            0.361       0.324       0.377      0.416
Net realized and unrealized gain (loss) on investments                           1.636       4.216       2.398      3.574
                                                                                 -----       -----       -----      -----
Total from investment operations                                                 1.997       4.540       2.775      3.990
                                                                                 -----       -----       -----      -----

Less dividends and distributions
Dividends from net investment income                                            (0.327)     (0.370)     (0.420)    (0.430)
Distributions from net realized gain on investments                             (1.050)     (1.350)     (1.205)    (0.210)
                                                                               -------     -------     -------    -------
Total dividends and distributions                                               (1.377)     (1.720)     (1.625)    (0.640)
                                                                               -------     -------     -------    -------

Net asset value, end of year                                                   $19.420     $18.800     $15.980    $14.830
                                                                               =======     =======     =======    =======

Total return(1)                                                                 11.35%      31.00%      20.72%     36.12%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                       $579,907    $401,402    $166,647   $109,003
Ratio of expenses to average net assets                                          0.71%       0.71%       0.67%      0.69%
Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly               0.71%       0.71%       0.67%      0.69%
Ratio of net investment income to average net assets                             2.00%       2.02%       2.66%      3.24%
Ratio of net investment income to average net assets
          prior to expense limitation and expenses paid                          2.00%       2.02%       2.66%      3.24%
Portfolio turnover                                                                 81%         54%         81%        85%
--------------------------------------------------------------- ----------- ----------- ----------- ----------- ----------


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

Growth Opportunities Series

Our investment strategies

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those with market capitalizations between $2 billion and $10 billion.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. However, the smallest companies generally involve the most risk because they may have very limited resources, less management experience and narrower product lines. We believe that medium-size companies can provide many of the growth opportunities of small companies, but with less risk. Medium-size companies may be more established in their industry and have greater financial resources. Yet, they may still have the flexibility and growth potential of a smaller company.

We use a bottom-up approach to stock selection, carefully evaluating the characteristics of individual companies. We rely heavily on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our first step in identifying promising companies is to pinpoint stocks that exhibit one or more of the following characteristics:

o  A history of high earnings-per-share growth;
o  Expectations for future earnings growth that are either high or accelerating;
o A price to earnings ratio that is low relative to other stocks - indicating that the stock might be undervalued;
o  A discounted cash flow that is high relative to other stocks; or
o A special situation that has caused the stock to fall out of favor, but which we believe creates potential for even greater long-term price appreciation.

Once we have narrowed our search to companies with these characteristics, we then conduct even more thorough hands-on research, evaluating a wide variety of factors, including:

o  The financial strength of the company;
o  The expertise of its management;
o  The growth potential of the company within its industry; and
o  The growth potential of the industry.

Our goal is to select companies that are likely to perform well over an extended time frame.

Growth Opportunities Series uses the same investment strategy as Growth Opportunities Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

In order to reduce the inherent risks of equity investing, we maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                           How we use them
                                                                                      Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                 with an emphasis on medium-size companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a U.S. bank      We may hold ADRs when we believe they offer greater appreciation
and represent the bank's holdings of a stated number of           potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid securities: Restricted securities         We may invest up to 10% of net assets in illiquid securities. For
are privately placed securities whose resale is restricted        this Series, the 10% limit includes restricted securities such as
under securities law. Illiquid securities are securities          privately placed securities that are eligible for resale only
that do not have a ready market, and cannot be easily sold        among certain institutional buyers without registration, which are
within seven days at approximately the price that the Series      commonly known as "Rule 144A Securities" and repurchase agreements
has valued them.                                                  with maturities of over seven days.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or          If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon          protect those gains when we anticipate adverse conditions. We
price at a future date. The purchaser of an option may or         might use options or futures to neutralize the effect of any price
may not choose to go through with the transaction.                declines, without selling the security. We might also use options or futures to gain exposure to a particular market segment without
Writing a covered call option on a security obligates the         purchasing individual securities in that segment. We might use
owner of the security to sell it at an agreed upon price on       this approach if we had excess cash that we wanted to invest
an agreed upon date (usually no more than nine months in the      quickly.
future.) The owner of the security receives a premium
payment from the purchaser of the call, but if the security       We might use covered call options if we believe that doing so
appreciates to a price greater than the agreed upon selling       would help the Series to meet its investment objective.
price, the fund would lose out on those gains.
                                                                  Use of these strategies can increase the operating costs of the
Futures contracts are agreements for the purchase or sale of      Series and can lead to loss of principal.
securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is
sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Growth Opportunities Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks
Growth Opportunities Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Growth Opportunities Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that Growth Opportunities Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Growth Opportunities Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Growth Opportunities Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                          Risks                                                       How we strive to manage them
                                                                                       Growth Opportunities Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or bond          believe can appreciate over an extended time frame regardless of
market -- will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and though we may hold securities for any
confidence.                                                       amount of time, we typically do not trade for short-term purposes.

                                                                  We may hold a substantial part of Growth Opportunities Series'
                                                                  assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the
                                                                  Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Growth Opportunities Series' assets
securities in a particular industry or the value of an            invested in any one industry and in any individual security. We
individual stock or bond will decline because of changing         also follow a rigorous selection process before choosing
expectations for the performance of that industry or for the      securities and continuously monitor them while they remain in the
individual company issuing the stock.                             portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller             Though the Series may invest in small companies, our focus is on
companies may be more volatile than larger companies because      medium-size companies. We believe medium-size companies, in
of limited financial resources or dependence on narrow            general, are more stable than smaller companies and involve less
product lines.                                                    risk due to their larger size, greater experience and more extensive financial resources. In addition, the Series maintains a well-diversified portfolio, selects stocks carefully and monitors them continuously.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease      We analyze each company's financial situation and its cash flow to
in value if interest rates rise. The risk is generally            determine the company's ability to finance future expansion and
associated with bonds; however, because smaller companies         operations. The potential affect that rising interest rates might
often borrow money to finance their operations, they may be       have on a stock is taken into consideration before the stock is
adversely affected by rising interest rates.                      purchased.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a series         We will not use futures and options for speculative reasons. We
may experience a loss if it employs an options or futures         may use options and futures to protect gains in the portfolio
strategy related to a security or a market index and that         without actually selling a security. We may also use options and
security or index moves in the opposite direction from what       futures to quickly invest excess cash so that the portfolio is
the manager anticipated. Futures and options also involve         generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We typically invest only a small portion of the Series' portfolio
adversely affected by political instability, changes in           in foreign corporations indirectly through American Depositary
currency exchange rates, foreign economic conditions or           Receipts. When we do purchase ADRs, they are generally denominated
inadequate regulatory and accounting standards.                   in U.S. dollars and traded on a U.S. exchange.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Series values them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio manager
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Growth Opportunities Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights
The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


----------------------------------------------------------------- --------------------------------------------------------
  Growth Opportunities Series

                                                                                         Year Ended 12/31
                                                                  --------------------------------------------------------
                                                                        1999       1998       1997        1996       1995
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------

Net asset value, beginning of year                                              $17.270    $15.890     $15.130    $11.750

Income (loss) from investment operations
Net investment income (loss) (1)                                                 (0.026)    (0.010)     (0.015)     0.072
Net realized and unrealized gain (loss) on investments                            2.901      2.260       2.030      3.378
                                                                                  -----      -----       -----      -----
Total from investment operations                                                  2.875      2.250       2.015      3.450
                                                                                  -----      -----       -----      -----

Less dividends and distributions
Dividends from net investment income                                               none       none      (0.070)    (0.070)
Distributions from net realized gain on investments                              (1.595)    (0.870)     (1.185)      none
                                                                                -------    -------     -------    -------
Total dividends and distributions                                                (1.595)    (0.870)     (1.255)    (0.070)
                                                                                -------    -------     -------    -------

Net asset value, end of year                                                    $18.550    $17.270     $15.890    $15.130
                                                                                =======    =======     =======    =======

Total return(2)                                                                  18.81%     14.90%      14.46%     29.53%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $130,548   $110,455     $79,900    $58,123
Ratio of expenses to average net assets                                           0.80%      0.80%       0.80%      0.80%
Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly                0.86%      0.87%       0.82%      0.85%
Ratio of net investment income (loss) to average net assets                      (0.16%)    (0.06%)     (0.11%)     0.61%
Ratio of net investment income (loss) to average net assets
          prior to expense limitation and expenses paid indirectly               (0.22%     (0.13%      (0.13%)     0.56%
Portfolio turnover                                                                 142%       134%         85%        73%
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

High Yield Series

Our investment strategies

High Yield Series
We invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Series' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

The Series strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Series' assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSO or, if unrated, that we judge to be of comparable quality. The Series also may invest in bonds of foreign issuers in pursuit of its objective.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. The Board changed the Series' investment objective effective May 1, 2000 from "high current income" to the current investment objective of the Series "total return, with high current income as a secondary objective." This change in investment objective will be implemented over the course of the six months following May 1, 2000.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                              How we use them
                                                                                       High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a        The Series may invest without limit in high-yield corporate
corporation and rated lower than investment grade by an         bonds. The Series generally will not purchase corporate bonds
NRSRO such as S&P or Moody's or, if unrated, that we            which, at the time of purchase, are rated or lower than CCC by
believe are of comparable quality. These securities are         S&P or Caa by Moody's.
considered to be of poor standing and predominately
speculative.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations             The Series may invest without limit in U.S. government
including bills, notes, bonds and other debt securities         securities. However, they will typically be a small percentage
issued by the U.S. Treasury or securities of U.S.               of the portfolio because they generally do not offer as high a
government agencies or instrumentalities which are              level of current income as high-yield corporate bonds.
backed by the full faith and credit of the United
States.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government or corporate securities: Securities          The Series may invest up to 15% of its total assets in
issued by foreign governments or supranational entities         securities of issuers domiciled in foreign countries including
or foreign corporations.                                        both established countries and those with emerging markets.

A supranational entity is an entity established or
financially supported by the national governments of one
or more countries. The International Bank for
Reconstruction and Development (more commonly known as
the World Bank) is one example of a Supranational
entity.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon            We may invest in zero coupon bonds and payment-in-kind bonds,
securities are debt obligations which do not entitle the        though we do not expect this to be a significant component of
holder to any periodic payments of interest prior to            our strategy. The market prices of these bonds are generally
maturity or a specified date when the securities begin          more volatile than the market prices of securities that pay
paying current interest. Therefore, they are issued and         interest periodically and are likely to react to changes in
traded at a price lower than their face amounts or par          interest rates to a greater degree than interest-paying bonds
value. Payment-in-kind bonds pay interest or dividends          having similar maturities and credit quality. They may have
in the form of additional bonds or preferred stock.             certain tax consequences which, under certain conditions, could be adverse to the Funds.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,            Typically, we use repurchase agreements as a short-term
such as the Series, and seller of securities in which           investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a           these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for             at least 102% of the repurchase price. No more than 10% of the
them, plus an amount equal to an agreed upon interest           Series' assets may be invested in repurchase agreement of over
rate. Repurchase agreements are often viewed as                 seven days' maturity. The Series will only enter into repurchase
equivalent to cash.                                             agreements in which the collateral is composed of U.S.
                                                                government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities that are eligible
resale is restricted under securities law.                      for resale only among certain institutional buyers without registration, including Rule 144A Securities.

                                                                Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                              How we use them
                                                                                       High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks
The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
High Yield Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in the High Yield Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in High Yield Series Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                       How we strive to manage them
                                                                                         High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on bonds
securities in a certain market--like the stock or bond          that we believe will continue to pay interest regardless of
market--will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor            bond market or interest rate movements and generally do not
confidence.                                                     trade for short-term purposes.

                                                                We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        We limit the amount of the Series' assets invested in any one
securities in a particular industry or the value of an          industry and in any individual security. We also follow a
individual stock or bond will decline because of                rigorous selection process before choosing securities for the
changing expectations for the performance of that               portfolio.
industry or for the individual company issuing the stock
or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will             The Series is subject to interest rate risk. We cannot eliminate
decrease in value if interest rates rise. The risk is           that risk, but we do strive to manage it by monitoring economic
greater for bonds with longer maturities than for those         conditions.
with shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is the possibility           Our careful, credit-oriented bond selection and our commitment
that a bond's issuer will be unable to make timely              to hold a diversified selection of high-yield bonds are designed
payments of interest and principal.                             to manage this risk.

Investing in so-called "junk" or "high-yield" bonds             We generally do not purchase corporate bonds which, at the time
entails the risk of principal loss, which may be greater        of purchase, are rated lower than CCC by S&P or Caa by Moody's.
than the risk involved in investment grade bonds.               If a corporate bond held by the Series drops below these levels
High-yield bonds are sometimes issued by companies whose        or goes into default, the Series will begin to sell the security
earnings at the time of issuance are less than the              in an orderly manner, striving to minimize any adverse affect on
projected debt service on the junk bonds.                       the Series.
------------------------------------------------------------------------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds        It is likely that protracted periods of economic uncertainty
existed through periods of economic downturns, the              would cause increased volatility in the market prices of
high-yield market grew rapidly during the long economic         high-yield bonds, an increase in the number of high-yield bond
expansion which took place in the United States during          defaults and corresponding volatility in the Series' net asset
the 1980s. During that economic expansion, the use of           value. In the past, uncertainty and volatility in the high-yield
high-yield debt securities to finance highly leveraged          market have resulted in volatility in the Series' net asset
corporate acquisitions and restructurings increased             value.
dramatically. As a result, the high-yield market grew
substantially. Some analysts believe a protracted               In striving to manage this risk, we allocate assets across a
economic downturn would severely disrupt the market for         wide range of industry sectors. We may emphasize industries that
high-yield bonds, adversely affect the value of                 have been less susceptible to economic cycles in the past,
outstanding bonds and adversely affect the ability of           particularly if we believe that the economy may be entering into
high-yield issuers to repay principal and interest.             a period of slower growth.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                       How we strive to manage them
                                                                                         High Yield Series
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         We may invest only 15% of the portfolio in securities of foreign
adversely affected by political instability, changes in         issuers. We carefully evaluate the reward and risk associated
currency exchange rates, foreign economic conditions or         with each foreign security that we consider.
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot        A less liquid secondary market may have an adverse effect on the
be readily sold within seven days at approximately the          Series' ability to dispose of particular issues, when necessary,
price that a series values them.                                to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the
There is generally no established retail secondary              creditworthiness of the issuer. In striving to manage this risk,
market for high-yield securities. As a result, the              we evaluate the size of a bond issuance as a way to anticipate
secondary market for high-yield securities is more              its likely liquidity level.
limited and less liquid than other secondary securities
markets. The high-yield secondary market is particularly        We may invest only 15% of net assets in illiquid securities.
susceptible to liquidity problems when the institutions,
such as mutual funds and certain financial institutions,
which dominate it temporarily stop buying bonds for
regulatory, financial or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk: A less liquid secondary market as               The Series' privately placed high-yield securities are
described above can make it more difficult for a series         particularly susceptible to the liquidity and valuation risks.
to obtain precise valuations of the high-yield                  We will strive to manage this risk by carefully evaluating
securities in its portfolio. During periods of reduced          individual bonds and by limiting the amount of the portfolio
liquidity, judgment plays a greater role in valuing             that can be allocated to privately placed high-yield securities.
high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a           Volatility in the high-yield market could increase redemption
series than are purchased for an extended period of             risk. We strive to maintain a cash balance sufficient to meet
time, a series may be required to sell securities               any redemptions. We may also borrow money, if necessary, to meet
without regard to the investment merits of such actions.        redemptions.
This could decrease a series' asset base, potentially
resulting in a higher expense ratio.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States              We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered              evaluate any possible effects they might have on the Series'
legislative actions that could adversely affect the             portfolios.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield
market. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of
new high-yield securities being issued and could make it
more difficult for a series to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year.

Portfolio managers

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for High Yield Series.

Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He is a CFA charterholder. Mr. Matlack has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Gerald T. Nichols, Vice President/Senior Portfolio Manager, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder. Mr. Nichols has been a member of the High Yield Series team since 1990 and has been co-managing the High Yield Series since January 1993.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------

       High Yield Series(1)                                                              Year Ended 12/31

                                                                  --------------------------------------------------------
                                                                        1999      1998       1997         1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                            $  9.510    $ 9.170      $ 8.940    $ 8.540

Income (loss) from investment operations
Net investment income                                                            0.906      0.863        0.853      0.872
Net realized and unrealized gain (loss) on investments                          (1.048)     0.332        0.230      0.400
                                                                              --------    -------      -------    -------
Total from investment operations                                                (0.142)     1.195        1.083      1.272
                                                                              --------    -------      -------    -------

Less dividends and distributions

Dividends from net investment income                                           (0.905)     (0.855)      (0.853)    (0.872)
Distributions from net realized gain on investments                            (0.003)       none         none       none
                                                                              --------    -------      -------    -------
Total dividends and distributions                                              (0.908)     (0.855)      (0.853)    (0.872)
                                                                              --------    -------      -------    -------

Net asset value, end of year                                                  $  8.460    $ 9.510      $ 9.170    $ 8.940
                                                                              ========    =======      =======    =======

Total return(2)                                                                 (1.83%)    13.63%       12.79%     15.50%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                       $120,708    $98,875      $67,665    $56,605
Ratio of expenses to average net assets                                          0.70%      0.70%        0.70%      0.69%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                      0.70%      0.70%        0.70%      0.69%
Ratio of net investment income to average net assets                             9.85%      9.24%        9.54%      9.87%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                      9.85%      9.24%        9.54%      9.87%
Portfolio turnover                                                                 86%       121%          93%        74%
--------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2000, the Series' investment objective changed from "high current income" to "total return and, as a secondary objective, high current income."
(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

International Equity Series

Our investment strategies

International Equity Series seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Series may also invest in countries not listed here. More than 25% of the Series' total assets may be invested in the securities of issuers located in the same country.

We generally maintain a long-term focus in the Series, seeking companies that we believe will perform well over the next three to five years.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Series may invest in. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                           How we use them
                                                                                 International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent shares of              The Series will invest its assets in common stocks, some of
ownership in a corporation. Stockholders participate in         which will be dividend-paying stocks.
the corporation's profits and losses, proportionate to
the number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by U.S. or             Although not a principal strategy of the Series, for temporary
foreign corporations.                                           defensive purposes, the Series may invest all or a substantial portion of its assets in corporate obligations.

                                                                All corporate debt will be rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Debt obligations issued          Although not a principal strategy of the Series, for temporary
by a government other than the United States or by an           defensive purposes, the Series may invest all or a substantial
agency, instrumentality or political subdivision of such        portion of its assets in high quality debt obligations of
governments.                                                    foreign governments, their agencies, instrumentalities and political sub-divisions.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Securities issued or                Although not a principal strategy of the Series, for temporary
guaranteed by the U.S. government or issued by an agency        defensive purposes the Series may invest in U.S. government
or instrumentality of the U.S. government.                      securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some countries,               International Equity Series may hold closed-end investment
investments by U.S. mutual funds are generally made by          company securities if we believe the country offers good
purchasing shares of investment companies that in turn          investment opportunities. These investments involve an indirect
invest in the securities of such countries.                     payment of a portion of the expenses of the other investment companies, including their advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions: A forward foreign                Although the Series values its assets daily in U.S. dollars, its
currency exchange contract involves an obligation to            does not intend to convert its holdings of foreign currencies
purchase or sell a specific currency on a fixed future          into U.S. dollars on a daily basis. The Series will, however,
date at a price that is set at the time of the contract.        from time to time, purchase or sell foreign currencies and/or
The future date may be any number of days from the date         engage in forward foreign currency exchange transactions. The
of the contract as agreed by the parties involved.              Series may conduct its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

                                                                The Series may use forward contracts for defensive hedging purposes to attempt to protect the value of the Series' current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Series will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                           How we use them
                                                                                 International Equity Series
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs), European Depositary        The Series may invest in sponsored and unsponsored ADRs, EDRs
Receipts (EDRs), and Global Depositary Receipts (GDRs):         and GDRs, generally focusing on those whose underlying
ADRs are receipts issued by a U.S. depositary (usually a        securities are issued by foreign entities.
U.S. bank) and EDRs and GDRs are receipts issued by a
depositary outside of the U.S. (usually a non-U.S. bank         To determine whether to purchase a security in a foreign market
or trust company or a foreign branch of a U.S. bank).           or through depositary receipts, we evaluate the price levels,
Depositary receipts represent an ownership interest in          the transaction costs, taxes and administrative costs involved
an underlying security that is held by the depositary.          with each security to identify the most efficient choice.
Generally, the holder of the depositary receipt is
entitled to all payments of interest, dividends or
capital gains that are made on the underlying security.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities that are eligible
resale is restricted under securities law.                      for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at                including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.        days.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,            Typically, we use repurchase agreements as a short-term
such as the Series, and a seller of securities in which         investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a           these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for             at least 102% of the repurchase price. The Series will only
them, plus an amount equal to an agreed upon interest           enter into repurchase agreements in which the collateral is
rate. Repurchase agreements are often viewed as                 composed of U.S. government securities.
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------

The Series may invest in preferred stocks, convertible securities, warrants, futures and options. For temporary defensive purposes or for cash management purposes, the Series may invest in high quality U.S. or foreign debt securities, although to the extent it does so the Series may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Portfolio turnover
We anticipate that International Equity Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
International Equity Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Securities lending
International Equity Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short-sales or other securities transactions. These transactions will generate additional income for the Series.

The risks of investing in International Equity Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in International Equity Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                   International Equity Series
----------------------------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond           stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as         regardless of interim market fluctuations. In deciding what
economic conditions, future expectations or investor             portion of a Fund's portfolio should be invested in any
confidence.                                                      individual country, we evaluate a variety of factors,
                                                                 including opportunities and risks relative to other countries.

                                                                 In addition, for temporary defensive purposes, the Funds may invest all or a substantial portion of its assets in high
                                                                 quality debt instruments of foreign governments, the U.S.
                                                                 government, (including their agencies and instrumentalities)
                                                                 or foreign or U.S. companies. To the extent it holds does so, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         We typically hold a number of different securities in a
securities in a particular industry or the value of an           variety of sectors in order to minimize the impact that a
individual stock or bond will decline because of changing        poorly performing security would have on the Series.
expectations for the performance of that industry or for the individual company issuing the stock or bond.
----------------------------------------------------------------------------------------------------------------------------------
Currency Risk is the risk that the value of the Series'          The Series may try to hedge its currency risk by purchasing
investments may be negatively affected by changes in foreign     foreign currency exchange contracts. If the Series agrees to
currency exchange rates. Adverse changes in exchange rates may   purchase or sell foreign securities at a pre-set price on a
reduce or eliminate any gains produced by investments that are   future date, the Series attempts to protect the value of a
denominated in foreign currencies and may increase any losses.   security they own from future changes in currency rates. If the Series has agreed to purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another
                                                                 applicable currency. The Series may use forward currency
                                                                 exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no
                                                                 assurance that such a strategy will be successful.
----------------------------------------------------------------------------------------------------------------------------------
Political risk is the risk that countries or the entire region   We evaluate the political situations in the countries where we
where we invest may experience political instability. This may   invest and take into account any potential risks before we
cause greater fluctuation in the value and liquidity of our      select securities for the portfolio. However, there is no way
investments due to changes in currency exchange rates,           to eliminate political risk when investing internationally.
governmental seizures or nationalization of assets.
----------------------------------------------------------------------------------------------------------------------------------
Emerging market risk is the possibility that the risks           The Series, to the limited extent that it invests in emerging
associated with international investing will be greater in       markets, is subject to the risk.
emerging markets than in more developed foreign markets
because, among other things, emerging markets may have less
stable political and economic environments.
----------------------------------------------------------------------------------------------------------------------------------
Inefficient market risk is the risk that foreign markets may     The Series will attempt to reduce these risks by investing in
be less liquid, have greater price volatility, less regulation   a number of different countries, and noting trends in the
and higher transaction costs than U.S. markets.                  economy, industries and financial markets.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                   International Equity Series
----------------------------------------------------------------------------------------------------------------------------------
Information risk is the risk that foreign companies may be       We conduct fundamental research on the companies we invest in
subject to different accounting, auditing and financial          rather than relying solely on information available through
reporting standards than U.S. companies. There may be less       financial reporting. We believe this will help us to better
information available about foreign issuers than domestic        uncover any potential weaknesses in individual companies.
issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the
United States.
----------------------------------------------------------------------------------------------------------------------------------
Transaction costs risk: Costs of buying, selling and holding     We strive to monitor transaction costs and to choose an
foreign securities, including brokerage, tax and custody         efficient trading strategy for the Series.
costs, may be higher than those involved in domestic
transactions
----------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware International Advisers Ltd. Delaware International Advisers makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for the International Equity Series. In making investment decisions for the Series, Mr. Gillmore and Mr. May regularly consult with an international equity team of fourteen members.

Clive A. Gillmore, Director, Deputy Managing Director, Senior Portfolio Manager of Delaware International Advisers Ltd., is a graduate of the University of Warwick. He began his career at Legal and General Investment Management, which is the asset management division of Legal and General Assurance Society Ltd., a large U.K. life and pension company. Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program. He has been managing the Series since its inception.

Nigel G. May, Director, Senior Portfolio Manager, Delaware International Avisers Ltd., joined Mr. Gillmore as Co-Manager of the Series on December 22, 1997. Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware International Advisers in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------------------------------------------

  International Equity Series                                                           Year Ended 12/31
                                                                  -------------------------------------------------------
                                                                        1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                               $15.520    $15.110    $13.120    $11.840

Income from investment operations
Net investment income(1)                                                          0.386      0.359      0.557      0.419
Net realized and unrealized gain on investments and foreign
  currencies                                                                      1.169      0.596      1.966      1.191
                                                                                  -----      -----      -----      -----
Total from investment operations                                                  1.555      0.955      2.523      1.610
                                                                                  -----      -----      -----      -----

Less dividends and distributions
Dividends from net investment income                                            (0.595)    (0.545)    (0.420)    (0.240)
Distributions from net realized gain on investments                                none       none    (0.113)    (0.090)
                                                                                -------    -------    -------    -------
Total dividends and distributions                                               (0.595)    (0.545)    (0.533)    (0.330)
                                                                                -------    -------    -------    -------

Net asset value, end of year                                                    $16.480    $15.520    $15.110    $13.120
                                                                                =======    =======    =======    =======

Total return(2)                                                                  10.33%      6.60%     20.03%     13.98%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $243,536   $198,863   $131,428    $81,548
Ratio of expenses to average net assets                                           0.87%      0.85%      0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.88%      0.90%      0.91%      0.89%
Ratio of net investment income to average net assets                              2.41%      2.28%      4.71%      3.69%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                        2.40%      2.23%      4.60%      3.60%
Portfolio turnover                                                                   5%         7%         8%        19%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

REIT Series

Our investment strategies

The REIT Series strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of real estate investment trusts (REITs). The Series may also invest in equity securities of real estate industry operating companies known as REOCs.

The Series may also purchase preferred stock, convertible securities and mortgage-backed securities.

While we do not intend to invest the Series' assets directly in real estate, under certain circumstances it could own real estate directly as a result of a default on securities in the portfolio. If the Series has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Series' ability to retain its tax status as a regulated investment company.

The Series may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, futures, options and related activities will not be used for speculative purposes but rather to quickly put money into the stock market at times when the Series' assets are not fully invested in equity securities. Positions in options or futures will generally be eliminated when the Series is able to invest in appropriate securities.

We do not normally intend to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Series' investment objectives.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                           REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually traded         The Series may invest without limitation in shares of REITs.
publicly, that manages a portfolio of real estate to earn
profits for shareholders.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs
invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have
appreciated in value. Mortgage REITs invest the majority of
their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs
indirectly through the Series, a shareholder bears not only a proportionate share of the expenses of the Series, but also, indirectly, similar expenses of the REITs.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Operating Companies: A company that         We may invest without limit in REOCs.
derives at least 50% of its gross revenues or net profits
from:
(1) Ownership, development, construction, financing,
    management or sale of commercial, industrial or
    residential real estate, or (2)
(2) products or services related to the real estate industry, such as building supplies or mortgage servicing.
----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities and American Depositary Receipts:             The Series' investments in equity securities of REITs and
Securities of foreign entities issued directly or, in the case   REOCs may include, from time to time, sponsored or unsponsored
of American Depositary Receipts, through a U.S. bank. ADRs are   American Depositary Receipts actively traded in the United
issued by a U.S. bank and represent the bank's holding of a      States. Equity securities for this purpose include common
stated number of shares of a foreign corporation. An ADR         stocks, securities convertible into common stocks and
entitles the holder to all dividends and capital gains earned    securities having common stock characteristics, such as rights
by the underlying foreign shares. ADRs are bought and sold the   and warrants to purchase common stocks.
same as U.S. securities.
                                                                 We may invest up to 10% of the Series' assets in foreign
                                                                 securities.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                     How we use them
                                                                                           REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as     Typically, we use repurchase agreements as a short-term
the Series, and a seller of securities in which the seller       investment for the Series' cash position. In order to enter
agrees to buy the securities back within a specified time at     into these repurchase agreements, the Series must have
the same price the buyer paid for them, plus an amount equal     collateral of at least 102% of the repurchase price. The
to an agreed upon interest rate. Repurchase agreements are       Series will only enter into repurchase agreements in which the
often viewed as equivalent to cash.                              collateral is composed of U.S. government securities.. Except when the manager believes a temporary defensive approach is appropriate, the Series will not hold more than 5% of its
                                                                 total assets in cash or such short-term investments. All
                                                                 short-term investments will be of the highest quality as
                                                                 determined by a nationally-recognized statistical rating
                                                                 organization (e.g. AAA by S&P or Aaa by Moody's) or be of
                                                                 comparable quality as determined by the manager.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose         We may invest in privately placed securities that are eligible
resale is restricted under securities law.                       for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                 Securities. Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid
                                                                 securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready         We may invest up to 15% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at approximately   including repurchase agreements with maturities of over seven
the price that the Series has valued them.                       days.
----------------------------------------------------------------------------------------------------------------------------------

Lending securities
REIT Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
REIT Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
REIT Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that annual portfolio turnover for the Series will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in REIT Series

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in REIT Series. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                           REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the            We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond         stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as       regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor             predict overall stock market movements and do not trade for
confidence.                                                      short-term purposes.

                                                                 We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of         In the REIT Series we concentrate on the real estate industry.
securities in a particular industry or the value of an           As a consequence, the share price of the Series may fluctuate
individual stock or bond will decline because of changing        in response to factors affecting that industry, and may
expectations for the performance of that industry or for the     fluctuate more widely than a Portfolio that invests in a
individual company issuing the stock or bond.                    broader range of industries. The Series may be more
                                                                 susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.

                                                                 In addition, because the Series is non-diversified, it may invest a greater proportion of its assets in the securities of a single issuer than diversified Series. See "Non-diversified risk" below.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease     The REIT Series is subject to interest rate risk. As interest
in value if interest rates rise.                                 rates decline, the value of the Series' investments in real estate investment trusts that hold fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Series' investments in real estate investment trusts holding fixed rate obligations can be expected to
                                                                 decline. However, lower interest rates tend to increase the level of refinancing, which can hurt the returns of REITs that hold fixed rate obligations.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Industry Risk includes among others: possible        Since the Series invests principally in REITs it is subject to
declines in the value of real estate; risks related to general   risks associated with the real estate industry. Investors
and local economic conditions; possible lack of availability     should carefully consider these risks before investing in the
of mortgage funds; overbuilding; extended vacancies of           Series.
properties; increases in competition; and changes in interest rates. REITS are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of
failing to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain exemptions from the
Investment Company Act of 1940.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                             Risks                                                How we strive to manage them
                                                                                           REIT Series
----------------------------------------------------------------------------------------------------------------------------------
Non-Diversified Risk affects portfolios with a greater           Though the REIT Series will hold a number of different
percentage of assets invested in fewer securities. Adverse       securities, technically, it is considered a non-diversified
effects on individual holdings may have a greater impact on      fund according to the definition in the 1940 Act. In a
performance.                                                     diversified fund, 75% of the portfolio must be diversified, meaning the fund or series cannot invest more than 5% of total assets in an individual security. When a fund is
                                                                 non-diversified, it does not have to limit the percentage of assets invested in individual securities.
                                                                 However, the REIT Series does intent to satisfy the Internal
                                                                 Revenue Code's diversification requirement, which says that for 50% of the Series' assets, no more than 5% of total assets can be invested in any one individual security. The bottom line for shareholders is that 50% of the REIT Series must be spread among various securities, with no more than 5% of total assets invested in any single security. The other 50% can be more concentrated with greater than 5% invested in individual securities.
----------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be          We may invest up to 10% of the REIT Series' total assets in
adversely affected by political instability, changes in          foreign securities; however we typically invest only a small
currency exchange rates, foreign economic conditions or          portion of assets in foreign securities.
inadequate regulatory and accounting standards.
                                                                 If the Series holds international securities, currency
                                                                 considerations may present risks. The Series may try to reduce this risk by investing in forward foreign currency exchange contracts to neutralize currency risks associated with the purchase of individual securities denominated in a particular currency. See "Futures and options" risks below.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be      We limit exposure to illiquid securities.
readily sold, if at all, at approximately the price that the
Series values them.
----------------------------------------------------------------------------------------------------------------------------------
Futures and Options Risk: Futures contracts, options on          The REIT Series may use futures contracts and options on
futures contracts, forward contracts, and certain other          futures contracts, as well as options on securities for
options involve risks. For example, there may be no              defensive purposes and not for speculation. The Series will
correlation between price changes of an option or futures        enter into futures contracts and options only as long as no
contract and the assets being hedged. This could render the      more than 5% of the Series' assets are required as futures
hedging strategy unsuccessful and could result in losses.        contract margin deposits and premiums on options. Obligations
Options and futures contracts on foreign currencies, and         under such futures contracts and options on those futures
forward contracts, entail particular risks related to            contracts may not exceed 20% of the Series' total assets.
conditions affecting the underlying currency.
----------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. (Lincoln) is the Series' sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For its services to the Series, the Series will pay the manager a fee of 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion on an annual basis.

Lincoln is a wholly owned subsidiary of Lincoln National Corporation and was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. These activities include fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of November 30, 1998, Lincoln had approximately $41 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Portfolio manager
Christopher S. Beck, Vice President/Senior Portfolio Manager, together with Thomas J. Trotman and Damon J. Andres, both Vice Presidents, have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Beck was named to the REIT management team on May 6, 1999, joining Mr. Trotman who has been on the team since 1998 and Mr. Andres who has been on the team since 1997.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. Mr. Beck holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

                                                                   ------------------------------
                                                                                         Period
                                                                              Year     5/4/98(1)
                                                                             Ended       through
REIT Series                                                               12/31/99      12/31/98
-------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                                     $10.000

Income (loss) from investment operations
Net investment income                                                                      0.217
Net realized and unrealized loss on investments                                           (1.117)
                                                                                         -------
Total from investment operations                                                          (0.900)
                                                                                         -------

Net asset value, end of period                                                            $9.100
                                                                                          ======

Total return(2)                                                                           (9.00%)

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                   $5,562
Ratio of expenses to average net assets                                                    0.85%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                              1.02%
Ratio of net investment income to average net assets                                       6.42%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                              6.25%
Portfolio turnover                                                                           39%
-------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Select Growth Series

Our investment strategies

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the portfolio will typically exhibit one or more of the following characteristics:

o   a history of high growth in earnings-per-share;
o   projections for high future growth or acceleration in earnings-per-share;
o   a price-to-earnings ratio that is low relative to other stocks; and
o   discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high is the company's return on equity, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent are the company's financial and accounting policies.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

Select Growth Series uses the same investment strategy as Select Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         How we use them
                    Securities                                                         Select Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of                We invest at least 65% of the Series' total assets in equity
ownership in a corporation. Stockholders                          securities (including common stocks and convertible securities.
participate in the corporation's profits and                      Generally, however, we invest 90% to 100% of net assets in common
losses, proportionate to the number of shares they                stock. We may invest in companies of any size greater than $300
own.                                                              million in market capitalization.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a                     Typically, we use repurchase agreements as a short-term
buyer and seller of securities in which the seller                investment for the Series' cash position. In order to enter into
agrees to buy the securities back within a                        these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid                   at least 102% of the repurchase price. The Series will only enter
for them, plus an amount equal to an agreed upon                  into repurchase agreements in which the collateral is composed of
interest rate. Repurchase agreements are often                    U.S. government securities.
viewed as equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities                We may invest in privately placed securities that are eligible
whose resale is restricted under securities law.                  for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a                We may invest up to 15% of net assets in illiquid securities,
ready market, and cannot be easily sold within                    including repurchase agreements with maturities of over seven
seven days at approximately the price that the                    days.
Series has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

Select Growth Series may also invest in other securities including preferred stocks, convertible securities, warrants, rights, futures, options, debt securities of government or corporate issuers or investment company securities. Select Growth Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You will be able to find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Select Growth Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Select Growth Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Select Growth Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. It will not purchase new securities if borrowing exceeds 5% of net assets.

Portfolio turnover
We anticipate that Select Growth Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Select Growth Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Select Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                   How we strive to manage them
                     Risks                                                             Select Growth Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of                  We maintain a long-term investment approach and focus on stocks
the securities in a certain market -- like the                     we believe can appreciate over an extended time frame regardless
stock or bond market -- will decline in value                      of interim market fluctuations. We do not try to predict overall
because of factors such as economic conditions,                    stock market movements and though we may hold securities for any
future expectations or investor confidence.                        amount of time, we typically do not trade for short-term
                                                                   purposes.

                                                                   We may hold up to 100% of Select Growth Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the                    We limit the amount of Select Growth Series' assets invested in
value of securities in a particular industry or                    any one industry and in any individual security. We also follow a
the value of an individual stock or bond will                      rigorous selection process before choosing securities and
decline because of changing expectations for the                   continuously monitor them while they remain in the portfolio.
performance of that industry or for the individual
company issuing the stock.
----------------------------------------------------------------------------------------------------------------------------------
Company size risk is the risk that prices of small                 Select Growth Series seeks opportunities among companies of all
and medium-size companies may be more volatile                     sizes. Because its portfolio does not concentrate specifically on
than larger companies because of limited financial                 small or medium-size companies, this risk may be balanced by our
resources or dependence on narrow product lines.                   holdings of large companies.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities                     We analyze each company's financial situation and its cash flow
will decrease in value if interest rates rise. The                 to determine the company's ability to finance future expansion
risk is generally associated with bonds; however,                  and operations. The potential affect that rising interest rates
because small and medium-size companies often                      might have on a stock is taken into consideration before the
borrow money to finance their operations, they may                 stock is purchased.
be adversely affected by rising interest rates.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities                  We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Series values
them.
----------------------------------------------------------------------------------------------------------------------------------


Investment manager

The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay the manager the following fee on an annual basis: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million; 0.65% on the next $1.5 billion and 0.60% on assets in excess of $2.5 billion.

Portfolio managers
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Select Growth Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------ -----------
                                                                       Period
                                             Select Growth Series      5/1/99(1)
                                                                      through
                                                                     12/31/99
------------------------------------------------------------------ -----------
Net asset value, beginning of period                                  $10.000

Income (loss) from investment operations
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions
Dividends from net investment income
Distributions from net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return(2)

Ratios and supplemental data
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
         prior to expense limitation and expenses paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
         prior to expense limitation and expenses paid indirectly
Portfolio turnover
------------------------------------------------------------------ -----------

(3) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(4) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects expense limitations in effect for the Series.

Small Cap Value Series

Our investment strategies

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not accurately reflect the companies' underlying value or future earning potential.

Under normal conditions, at least 65% of the Series' net assets will be invested in the common stock of small cap companies, those having a market capitalization generally less than $1.5 billion. Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profits, book value or cashflow.

Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      How we use them
                 Securities                                                        Small Cap Value Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of               Under normal market conditions, we will hold at least 65% of the
ownership in a corporation. Stockholders                         Series' net assets in common stock of small companies that we
participate in the corporation's profits and                     believe are selling for less than their true value. Generally, we
losses, proportionate to the number of shares they               invest 90% to 100% of net assets in these stocks.
own.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually                The Series is permitted to invest in REITs and would typically do
traded publicly, manages a portfolio of real                     so when this sector or companies within the sector appeared to
estate to earn profits for shareholders.                         offer opportunities for price appreciation.
----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities and American Depositary                       Although Small Cap Value Series may invest up to 25% of its net
Receipts: Securities of foreign entities issued                  assets in foreign securities or depository receipts, the manager
directly or, in the case of American Depositary                  has no present intention of doing so. We may hold ADRs when we
Receipts, through a U.S. bank. ADRs are issued by                believe they offer greater value and greater appreciation
a U.S. bank and represent a stated number of                     potential than U.S. securities.
shares of a foreign corporation that the bank
holds in its vault. An ADR entitles the holder to
all dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a                    Typically, we use repurchase agreements as a short-term
buyer, such as the Series, and a seller of                       investment for the Series' cash position. In order to enter into
securities in which the seller agrees to buy the                 these repurchase agreements, the Series must have collateral of
securities back within a specified time at the                   at least 102% of the repurchase price. The Series will only enter
same price the buyer paid for them, plus an amount               into repurchase agreements in which the collateral is composed of
equal to an agreed upon interest rate. Repurchase                U.S. government securities.
agreements are often viewed as equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities               We may invest in privately placed securities that are eligible
whose resale is restricted under securities law.                 for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                 Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a               We may invest up to 10% of net assets in illiquid securities.
ready market, and cannot be easily sold within
seven days at approximately the price that the
Series has valued them.
----------------------------------------------------------------------------------------------------------------------------------


Small Cap Value Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Small Cap Value Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Small Cap Value Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Small Cap Value Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Small Cap Value Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

The risks of investing in Small Cap Value Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Small Cap Value Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                  How we strive to manage them
                                                                                   Small Cap Value Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or          believe can appreciate over an extended time frame regardless of
bond market -- will decline in value because of factors      interim market fluctuations. We do not try to predict overall stock
such as economic conditions, future expectations or          market movements and generally do not trade for short-term purposes.
investor confidence.
                                                             We may hold a substantial part of Small Cap Value Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        We limit the amount of Small Cap Value Series' assets invested in any
of securities in a particular industry or the value of       one industry and in any individual security. We also follow a
an individual stock or bond will decline because of          rigorous selection process before choosing securities and
changing expectations for the performance of that            continuously monitor them while they remain in the portfolio.
industry or for the individual company issuing the
stock.
----------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller        Small Cap Value Series maintains a well-diversified portfolio,
companies may be more volatile than larger companies         selects stocks carefully and monitors them continuously. And, because
because of limited financial resources or dependence on      we focus on stocks that are already selling at relatively low prices,
narrow product lines.                                        we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will          We analyze each company's financial situation and its cashflow to
decrease in value if interest rates rise. The risk is        determine the company's ability to finance future expansion and
generally associated with bonds; however, because            operations. The potential affect that rising interest rates might
smaller companies often borrow money to finance their        have on a stock is taken into consideration before the stock is
operations, they may be adversely affected by rising         purchased.
interest rates.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold, if at all, at approximately the
price that the Series values them.
----------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid 0.00% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manger.

Portfolio managers
Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Small Cap Value Series. In making investment decisions for the Series, Mr. Beck consults with Andrea Giles.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has been in the investment business for 19 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been managing the Small Cap Value Series since May 1997.

Andrea Giles, Vice President/Portfolio Manager, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.


--------------------------------------------------------------------------------------------------------------------------
  Small Cap Value Series
                                                                                         Year Ended 12/31
                                                                  --------------------------------------------------------
                                                                        1999       1998       1997        1996       1995
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------
Net asset value, beginning of year                                              $17.920    $14.500     $12.470    $10.290

Income (loss) from investment operations
Net investment income                                                             0.196      0.122       0.112      0.192
Net realized and unrealized gain (loss) on investments                          (1.036)      4.338       2.548      2.208
                                                                                -------      -----       -----      -----
Total from investment operations                                                (0.840)      4.460       2.660      2.400
                                                                                -------      -----       -----      -----

Less dividends and distributions
Dividends from net investment income                                            (0.135)    (0.110)     (0.180)    (0.150)
Distributions from net realized gain on investments                             (0.495)    (0.930)     (0.450)    (0.070)
                                                                                -------    -------     -------    -------
Total dividends and distributions                                               (0.630)    (1.040)     (0.630)    (0.220)
                                                                                -------    -------     -------    -------

Net asset value, end of year                                                    $16.450    $17.920     $14.500    $12.470
                                                                                =======    =======     =======    =======

Total return(1)                                                                 (4.79%)     32.91%      22.55%     23.85%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $103,989    $84,071     $23,683    $11,929
Ratio of expenses to average net assets                                           0.83%      0.80%       0.80%      0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                        0.85%      0.90%       0.99%      0.96%
Ratio of net investment income to average net assets                              1.32%      1.24%       1.28%      2.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                        1.30%      1.14%       1.09%      1.97%
Portfolio turnover                                                                  45%        41%         84%        71%
----------------------------------------------------------------- ----------- ---------- ---------- ----------- ----------

(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Social Awareness Series

Our investment strategies

Social Awareness Series is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow significantly faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price to earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

----------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                       How we use them
                                                                                   Social Awareness Series
----------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of           Generally, we invest 90% to 100% of net assets in common stock of
ownership in a corporation. Stockholders participate in      medium-to large-size companies.
the corporation's profits and losses, proportionate to
the number of shares they own.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,         Typically, we use repurchase agreements as a short-term investment
such as the Series, and a seller of securities in which      for the Series' cash position. In order to enter into these
the seller agrees to buy the securities back within a        repurchase agreements, the Series must have collateral of at least
specified time at the same price the buyer paid for          102% of the repurchase price. The Series will only enter into
them, plus an amount equal to an agreed upon interest        repurchase agreements in which the collateral is composed of U.S.
rate. Repurchase agreements are often viewed as              government securities.
equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
Restricted and Illiquid securities: Restricted               We may invest up to 10% of net assets in illiquid securities. For
securities are privately placed securities whose resale      this Series, the 10% limit includes restricted securities such as
is restricted under securities law.                          privately placed securities that are eligible for resale only among
Illiquid securities are securities that do not have a        certain institutional buyers without registration, which are commonly
ready market, and cannot be easily sold, if at all, at       known as "Rule 144A Securities" and repurchase agreements with
approximately the price that the Series has valued           maturities of over seven days.
them.
----------------------------------------------------------------------------------------------------------------------------------

Social Awareness Series is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. It may hold cash, short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes, although to the extent it does so it may be unable to meet its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Social Awareness Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover
We anticipate that Social Awareness Series' annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Social Awareness Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

The risks of investing in Social Awareness Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Social Awareness Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                         Risks                                                  How we strive to manage them
                                                                                   Social Awareness Series
----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or          believe can appreciate over an extended time frame regardless of
bond market -- will decline in value because of factors      interim market fluctuations. We do not try to predict overall stock
such as economic conditions, future expectations or          market movements and generally do not trade for short-term purposes.
investor confidence.
                                                             We may hold a substantial part of the Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        We limit the amount of Social Awareness Series' assets invested in
of securities in a particular industry or the value of       any one industry and in any individual security.
an individual stock or bond will decline because of
changing expectations for the performance of that            Because Social Awareness Series avoids investing in companies that
industry or for the individual company issuing the           don't meet socially responsible criteria, its exposure to certain
stock or bond.                                               industry sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of those sectors.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Series has valued
them.
----------------------------------------------------------------------------------------------------------------------------------
Limited market risk is the risk that because the Series      Because the Series only invests in companies that meet its definition
avoids certain companies not considered socially             of "socially responsible," this risk is unavoidable.
responsible, it could miss out on strong performance
from those companies.
----------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser
The Series is managed by Delaware Management Company. Vantage Investment Advisors is the Series' sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Series' assets. Delaware Management Company administers the Series' affairs and has ultimate responsibility for all investment advisory services for the Series. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Series, the manager and sub-adviser were paid an aggregate fee of 0.00% of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Vantage Investment Advisors was founded in 1979. It provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management in excess of $9.34 billion as of December 31, 1999.

Portfolio managers
Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for Social Awareness Series.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President, Vantage Investment Advisors, became co-manager of the Series in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated from Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------

   Social Awareness Series
                                                                                                                   Period
                                                                                Year Ended 12/31                5/1/97(1)
                                                                   -------------------------------------------    through
                                                                           1999                  1998            12/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $12.840            $10.000

Income from investment operations
Net investment income                                                                           0.065              0.051
Net realized and net unrealized gain on investments                                             1.880              2.789
                                                                                                -----              -----
Total from investment operations                                                                1.945              2.840
                                                                                                -----              -----

Less dividends and distributions

Dividends from net investment income                                                          (0.050)               none
Distributions from net realized gain on investments                                           (0.185)               none
                                                                                              -------               ----
Total dividends and distributions                                                             (0.235)               none
                                                                                              -------               ----

Net asset value, end of period                                                                $14.550            $12.840
                                                                                              =======            =======

Total return(2)                                                                                15.45%             28.40%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                       $26,962             $7,800
Ratio of expenses to average net assets                                                         0.83%              0.80%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                      0.89%              1.40%
Ratio of net investment income to average net assets                                            0.80%              1.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                      0.74%              0.53%
Portfolio turnover                                                                                30%                52%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Strategic Income Series

Our investment strategies

Strategic Income Series is a type of fixed income fund that invests in three distinct sectors of the fixed income market as it pursues its investment objective of providing high current income and total return. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification to the portfolio. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the portfolio, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Series' assets may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities we typically invest in

------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
                                                                                   Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued by a        The Series may invest up to 60% of net assets in high-yield
corporation and rated lower than investment grade by a          corporate bonds. Emphasis is typically on those rated BB or Ba
nationally recognized statistical ratings organization          by an NRSRO.
(NRSRO) such as S&P or Moody's. High-yield bonds are
issued by corporations that have poor credit quality and        We carefully evaluate an individual company's financial
may have difficulty repaying principal and interest.            situation, its management, the prospects for its industry and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The
                                                                Series may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations             The Series may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt             government obligations; however, these securities will typically
securities issued by the U.S. Treasury and securities of        be a smaller percentage of the portfolio because they generally
U.S. government agencies or instrumentalities.                  do not offer as high a level of current income as other
                                                                fixed-income securities the Series may invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that        We may invest up to 60% of net assets in government-related
represent pools of mortgages, with investors receiving          mortgage-backed securities or fully collateralized privately
principal and interest payments as the underlying               issued mortgage-backed securities.
mortgage loans are paid back. Many are issued and
guaranteed against default by the U.S. government or its        We may invest in mortgage-backed securities issued by private
agencies or instrumentalities, such as the Federal Home         companies whether or not the securities are 100% collateralized.
Loan Mortgage Corporation, Fannie Mae and the Government        However, these securities must be rated in one of the four
National Mortgage Association. Others are issued by             highest categories by an NRSRO at the time of purchase. The
private financial institutions, with some fully                 privately issued securities we invest in are either CMOs or
collateralized by certificates issued or guaranteed by          REMICs (see below).
the government or its agencies or instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately           See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is
the mortgages that are grouped into different pools
according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):              See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an
interest in real property. Like CMOs, REMICs offer
different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by               We invest only in asset-backed securities rated in one of the
accounts receivables including home equity, automobile          four highest categories by an NRSRO.
or credit loans.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
                                                                                   Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations              Debt securities within the top three categories comprise what
issued by a corporation, rated in one of the four               are known as high-grade bonds and are regarded as having a
highest categories by an NRSRO (or, if unrated, that we         strong ability to pay principal and interest. Securities in the
believe are of equal quality).                                  fourth category are known as medium-grade bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Securities issued by             We may invest in foreign government securities and primarily
foreign governments or supranational entities. A                focus on better quality bonds with investment-grade credit
supranational entity is an entity established or                ratings.
financially supported by the national governments of one
or more countries. The International Bank for                   However, up to 15% of the Series' assets may also be invested in
Reconstruction and Development (more commonly known as          foreign government securities issued by emerging or developing
the World Bank) is one example of a supranational               countries, which may be lower rated, including securities rated
entity.                                                         below investment grade.

                                                                We may also invest in securities issued by supranational
                                                                entities, which are typically of higher quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign corporate bonds: Debt obligations issued by a           We may invest in both rated and unrated securities of foreign
foreign corporation.                                            corporations. We may invest both in investment grade securities and non-investment grade (i.e., those rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another
                                                                NRSRO.)
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon            We may invest in zero coupon bonds and payment in kind bonds,
securities are debt obligations which do not entitle the        though we do not expect this to be a significant component of
holder to any periodic payments of interest prior to            our strategy. The market prices of these bonds are generally
maturity or a specified date when the securities begin          more volatile than the market prices of securities that pay
paying current interest. Therefore, they are issued and         interest periodically and are likely to react to changes in
traded at a price lower than their face amounts or par          interest rates to a greater degree than interest-paying bonds
value. Payment-in-kind bonds pay interest or dividends          having similar maturities and credit quality. They may have
in the form of additional bonds or preferred stock.             certain tax consequences which, under certain conditions, could be adverse to the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks              Up to 10% of the Series' assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and other          securities.
equity securities, such as convertible securities and
warrants.                                                       We would select only equity securities that were consistent with the Series' objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or        At times when we anticipate adverse conditions, we may want to
sell a security or group of securities at an agreed upon        protect gains on securities without actually selling them. We
price at a future date. The purchaser of an option may          might use options or futures to neutralize the effect of any
or may not choose to go through with the transaction.           price declines, without selling the bond or bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or
sale of securities at a specified price, on a specified         Use of these strategies can increase the operating costs of the
date. Unlike an option, a futures contract must be              Series and can lead to loss of principal.
executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
                                                                                   Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign                  We may invest in either closed-end or open-end investment
countries, investments by a mutual fund may only be made        companies consistent with the 1940 Act requirements. These
through investments in closed-end investment companies          investments involve an indirect payment of a portion of the
that in turn invest in the securities of such countries.        other investment companies' expenses, including advisory fees.
------------------------------------------------------------------------------------------------------------------------------------
Brady bonds: These are debt securities issued under the         We may invest in Brady Bonds. We believe that the economic
framework of the Brady Plan, an initiative announced by         reforms undertaken by countries in connection with the issuance
the U.S. Treasury Secretary, Nicholas F. Brady in 1989,         of Brady Bonds makes the debt of countries that have issued
as a mechanism for debtor nations to restructure their          Brady Bonds or those that have announced plans to issue them a
outstanding external indebtedness (generally, commercial        viable opportunity for investment.
bank debt).
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or forward         We may invest in securities issued in any currency and may hold
contracts: A forward contract involves an obligation to         foreign currency.
purchase or sell a specific currency at a future date at
a price set at the time of the contract. Forward                Although the Series values its assets daily in terms of U.S.
contracts are used to "lock-in" the price of a security         dollars, we do not convert our holdings of foreign currencies
that will be purchased or sold, in terms of U.S. dollars        into U.S. dollars on a daily basis. We may, however, from time
or other currencies.                                            to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the spot rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these
                                                                transactions, the Series attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received.

                                                                These transactions may increase the Series' expenses.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,            Typically, we use repurchase agreements as a short-term
such as the Series, and a seller of securities in which         investment for the Series' cash position. In order to enter into
the seller agrees to buy the securities back within a           these repurchase agreements, the Series must have collateral of
specified time at the same price the buyer paid for             at least 102% of the repurchase price. The Series will only
them, plus an amount equal to an agreed upon interest           enter into repurchase agreements in which the collateral is
rate. Repurchase agreements are often viewed as                 composed of U.S. government securities.
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose        We may invest in privately placed securities that are eligible
resale is restricted under securities law.                      for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A Securities.
                                                                Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                   Securities                                                           How we use them
                                                                                   Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an             Interest rate swaps may be used to adjust the Fund's sensitivity
interest rate swap, a series receives payments from             to interest rates by changing its duration. We may also use
another party based on a floating interest rate in              interest rate swaps to hedge against changes in interest rates.
return for making payments based on a fixed interest            We use index swaps to gain exposure to markets that the Fund
rate. An interest rate swap can also work in reverse,           invests in, such as the corporate bond market. We may also use
with a series receiving payments based on a fixed               index swaps as a substitute for futures, options or forward
interest rate and making payments based on a floating           contracts if such contracts are not directly available to the
interest rate. In an index swap, a series receives gains        Fund on favorable terms.
or incurs losses based on the total return of an index,
in exchange for making fixed or floating interest rate          Interest rate swaps and index swaps will be considered illiquid
payments to another party.                                      securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold within seven days at          including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.        days.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities
Strategic Income Series may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks
Strategic Income Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Strategic Income Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that Strategic Income Series' annual portfolio turnover will exceed 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Strategic Income Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Strategic Income Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                     How we strive to manage them
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the           We maintain a long-term investment approach and focus on bonds
securities in a certain market--like the stock or bond          that we believe will continue to pay interest regardless of
market--will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor            bond market or interest rate movements and generally do not
confidence                                                      trade for short-term purposes.

Index swaps are subject to the same market risks as the         We may hold a substantial part of the Series' assets in cash or
investment market or sector that the index represents.          cash equivalents as a temporary defensive strategy. To the
Depending on the actual movements of the index and how          extent it holds cash or cash equivalents, the Series may be
well the portfolio managers forecast those movements, a         unable to achieve its investment objective.
series could experience a higher or lower return than
anticipated.                                                    In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of        We diversify the Series assets across three distinct sectors of
securities in a particular industry or the value of an          the bond market and among a wide variety of individual issuers.
individual stock or bond will decline because of
changing expectations for the performance of that
industry or for the individual company issuing the stock
or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will             The Series is subject to interest rate risk. We cannot eliminate
decrease in value if interest rates rise. The risk is           that risk, but we do strive to manage it by monitoring economic
greater for bonds with longer maturities than for those         conditions.
with shorter maturities.
                                                                The Series will not invest in interest rate or index swaps with
Swaps may be particularly sensitive to interest rate            maturities of more than two years. Each business day we will
changes. Depending on the actual movements of interest          calculate the amount the Series must pay for any swaps it holds
rates and how well the portfolio managers anticipate            and will segregate enough cash or other liquid securities to
them, a series could experience a higher or lower return        cover that amount.
than anticipated. For example, if a series holds
interest rate swaps and is required to make payments
based on variable interest rates, it will have to make
increased payments if interest rates rise, which will
not necessarily be offset by the fixed-rate payments it
is entitled to receive under the swap agreement.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                     How we strive to manage them
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Credit risk The possibility that a bond's issuer (or an         Our careful, credit-oriented bond selection and our commitment
entity that insures the bond) will not be able to make          to hold a diversified selection of high-yield bonds are designed
timely payments of interest and principal.                      to manage this risk.

Investing in so-called "junk" or "high-yield" bonds             It is likely that protracted periods of economic uncertainty
entails the risk of principal loss, which may be greater        would cause increased volatility in the market prices of
than the risk involved in investment grade bonds.               high-yield bonds, an increase in the number of high-yield bond
High-yield bonds are sometimes issued by companies whose        defaults and corresponding volatility in the Series' net asset
earnings at the time the bond is issued are less than           value.
the projected debt payments on the bonds.
                                                                Our holdings of high quality investment grade bonds are less
Some analysts believe a protracted economic downturn            subject to credit risk and may help to balance any credit
would severely disrupt the market for high-yield bonds,         problems experienced by individual high-yield bond issuers or
adversely affect the value of outstanding bonds and             foreign issuers.
adversely affect the ability of high-yield issuers to
repay principal and interest.                                   When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.
------------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a              We will use options and futures for defensive purposes, such as
series may experience a significant loss if it employs          to protect gains in the portfolio without actually selling the
an option or futures strategy related to a security or a        security or to neutralize the impact of interest rate changes.
market index and that security or index moves in the            We will not use futures and options for speculative reasons or
opposite direction from what the portfolio managers             in an effort to enhance return.
anticipated. Futures and options also involve additional
expenses, which could reduce any benefit or increase any
loss to a fund from using the strategy.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be         The Series will attempt to reduce foreign investing risks
adversely affected by political instability (including          through portfolio diversification, credit analysis and attention
governmental seizures or nationalization of assets),            to trends in the world economies, industries and financial
changes in currency exchange rates, foreign economic            markets.
conditions or inadequate regulatory and accounting
standards. Foreign markets may also be less efficient,          We carefully evaluate the political and economic situations in
less liquid, have greater price volatility, less                the countries where we invest and take these risks into account
regulation and higher transaction costs than U.S.               before we select securities for the portfolio. However, there is
markets.                                                        no way to eliminate foreign risks when investing
                                                                internationally.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the ability         Strategic Income Series attempts to reduce the risks associated
of a foreign government or government related issuer to         with investing in foreign governments by limiting the portion of
make timely and ultimate payments on its external debt          portfolio assets that may be invested in such securities.
obligations. This ability to make payments will be
strongly influenced by the issuer's balance of payments,
including export performance, its access to
international credits and investments, fluctuations in
interest rates and the extent of its foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                       Risks                                                     How we strive to manage them
                                                                                    Strategic Income Series
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an                  We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes in             exchange contracts. By agreeing to purchase or sell foreign
foreign currency exchange rates. Adverse changes in             securities at a pre-set price on a future date, the Series
exchange rates may reduce or eliminate any gains                strive to protect the value of the stock it owns from future
produced by investments that are denominated in foreign         changes in currency rates. We will use forward currency exchange
currencies and may increase any losses.                         contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the risks         While the Strategic Income Series may purchase securities of
associated with international investing will be greater         issuers in any foreign country, developed and emerging, no more
in emerging markets than in more developed foreign              than 15% of the Series' assets may be invested in direct
markets because, among other things, emerging markets           obligations of issuers located in emerging market countries.
may have less stable political and economic
environments.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot        A less liquid secondary market may have an adverse effect on our
be readily sold within seven days at approximately the          ability to dispose of particular issues, when necessary, to meet
price that a series values them.                                the Series' liquidity needs or in response to a specific event, such as the declining creditworthiness of the issuer. In
The high-yield secondary market is particularly                 striving to manage this risk, we evaluate the size of a bond
susceptible to liquidity problems when the institutions,        issuance as a way to anticipate its likely liquidity level.
such as mutual funds and certain financial institutions
that dominate it temporarily stop buying bonds for              We may invest only 10% of net assets in illiquid securities,
regulatory, financial or other reasons.                         excluding Rule 144A securities described above.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk A less liquid secondary market as                We will strive to manage this risk by carefully evaluating
described above makes it more difficult to obtain               individual bonds and by limiting the amount of the portfolio
precise valuations of the high-yield securities in its          that can be allocated to privately placed high-yield securities.
portfolio. During periods of reduced liquidity, judgment
plays a greater role in valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States              We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered              evaluate any possible effects they might have on the Series'
legislative actions that could adversely affect the             portfolio.
high-yield bond market. For example, Congressional
legislation, has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield
market. Similar actions in the future could reduce
liquidity for high-yield issues, reduce the number of
new high-yield securities being issued and could make it
more difficult for a fund to attain its investment
objective.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger and sub-adviser
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. Delaware International Advisers is the Series' sub-adviser. Subject to the overall supervision of manager, the sub-adviser manages the international sector of the Series' portfolio and furnishes the manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For its services to the Series, the Series paid the manager and sub-adviser an aggregate fee of [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio managers
Paul A. Matlack and Paul Grillo have primary responsibility for making day-to-day investment decisions for Strategic Income Series. Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. In making investment decisions for the Series, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed-income team members.

Paul A. Matlack, Vice President/Senior Portfolio Manager, is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. He is a CFA charterholder. Mr. Matlack has been a member of Strategic Income Series' management team since its inception.

Paul Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. He has primary responsibility for making day-to-day investment decisions for the Series regarding its investments in investment grade securities. Mr. Grillo has been a member of Strategic Income Series' management team since its inception.

Christopher A. Moth, Director, Senior Portfolio Manager, Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Series in July 1999.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Series in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International Advisers in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. All "per share" information reflects financial results for a single Series share. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
Strategic Income Series                                                                                       5/1/97(1)
                                                                                                                through
                                                                     Year Ended 12/31                          12/31/97
                                                                   ----------------------------------------
                                                                           1999                 1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                         $10.620            $10.000

Income from investment operations
Net investment income(2)                                                                       0.832              0.523
Net realized and unrealized gain (loss) on investments, foreign                               (0.557)             0.097
   currencies and futures contracts                                                          -------            -------
Total from investment operations                                                               0.275              0.620
                                                                                             -------            -------

Less dividends and distributions
Dividends from net investment income                                                          (0.270)              none
Distributions from net realized gain on investments                                           (0.025)              none
                                                                                             -------            -------
Total dividends and distributions                                                             (0.295)              none
                                                                                             -------            -------

Net asset value, end of period                                                               $10.600            $10.620
                                                                                             =======            =======

Total return(3)                                                                                2.63%              6.20%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                                      $20,571             $8,606
Ratio of expenses to average net assets                                                        0.80%              0.80%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                                    0.81%              1.23%
Ratio of net investment income to average net assets                                           7.90%              7.44%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                                    7.89%              7.01%
Portfolio turnover                                                                              143%                70%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

Trend Series

Our investment strategies

We strive to identify small companies that offer above-average opportunities for long-term price appreciation because they are poised to benefit from changing and dominant trends within society or the political arena. In striving to identify such companies, we will evaluate a company's managerial skills, product development and sales and earnings.

Companies in the early stages of their development often offer the greatest opportunities for rising share prices. The key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. In striving to do this, Trend Series studies:

o  the operational history of the company;
o  its strategic focus; and
o  its competitive environment.

The Series uses a bottom-up approach to stock selection that seeks market leaders, strong product cycles, innovative concepts and industry trends. We look at price-to-earnings ratios, estimated growth rates, market capitalization and cashflow as we strive to determine how attractive a company is relative to other companies.

We also rely on our own research in selecting companies for the portfolio. That research might include one-on-one meetings with executives, company competitors, industry experts and customers. Our goal is to select companies that are likely to perform well over an extended time frame.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
                                                                                              Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 85% to 100% of net assets in common stock
in a corporation. Stockholders participate in the                 with at least 65% in small, growth-oriented companies.
corporation's profits and losses, proportionate to the
number of shares they own.
------------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts: ADRs are issued by a U.S. bank      We may hold ADRs when we believe they offer greater appreciation
and represent the bank's holdings of a stated number of           potential than U.S. securities.
shares of a foreign corporation. An ADR entitles the holder
to all dividends and capital gains earned by the underlying
foreign shares. ADRs are bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series will only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration. These are commonly known as Rule 144A Securities.
                                                                  Restricted securities that are determined to be illiquid may not exceed the Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities,
market, and cannot be easily sold, if at all, at                  including repurchase agreements with maturities of over seven
approximately the price that the Series has valued them.          days.
------------------------------------------------------------------------------------------------------------------------------------


Trend Series may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds. Trend Series may invest a portion of its net assets in foreign securities; however, the manager has no present intention of doing so. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
Trend Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Trend Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
Trend Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets.

Portfolio turnover
We anticipate that Trend Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

The risks of investing in Trend Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Trend Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                      Risks                                                         How we strive to manage them
                                                                                             Trend Series
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We maintain a long-term investment approach and focus on stocks we
securities in a certain market -- like the stock or bond          believe can appreciate over an extended time frame regardless of
market -- will decline in value because of factors such as        interim market fluctuations. We do not try to predict overall
economic conditions, future expectations or investor              stock market movements and though we may hold securities for any
confidence.                                                       amount of time, we typically do not trade for short-term purposes.

                                                                  We may hold a substantial part of Trend Series' assets in cash or cash equivalents as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of          We limit the amount of Trend Series' assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security. We also follow a rigorous
individual stock or bond will decline because of changing         selection process before choosing securities and continuously
expectations for the performance of that industry or for the      monitor them while they remain in the portfolio.
individual company issuing the stock.
------------------------------------------------------------------------------------------------------------------------------------
Small company risk is the risk that prices of smaller             Trend Series maintains a well-diversified portfolio, selects
companies may be more volatile than larger companies because      stocks carefully and monitors them continuously.
of limited financial resources or dependence on narrow
product lines.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease      We analyze each company's financial situation and its cash flow to
in value if interest rates rise. The risk is generally            determine the company's ability to finance future expansion and
associated with bonds; however, because smaller companies         operations. The potential effect that rising interest rates might
often borrow money to finance their operations, they may be       have on a stock is taken into consideration before the stock is
adversely affected by rising interest rates.                      purchased.
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be           We typically invest only a small portion of the Series' portfolio
adversely affected by political instability, changes in           in foreign corporations through American Depositary Receipts. We
currency exchange rates, foreign economic conditions or           do not invest directly in foreign securities. When we do purchase
inadequate regulatory and accounting standards.                   ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold, or can only be sold within seven days at
approximately the price that the Series has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. For its services to the Series, the manager was paid [0.00%] of average daily net assets for the last fiscal year, reflecting the waiver of fees by the manager.

Portfolio manager
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Trend Series. When making investment decisions for the Series, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey
W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Gerald S. Frey, Senior Vice President/Senior Portfolio Manager, has 23 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has been senior portfolio manager for the Series since its inception.

Marshall T. Bassett, Vice President/Portfolio Manager, joined Delaware Investments in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Vice President, Portfolio Manager, earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/Portfolio Management and Financial Economics from Pace University.

Steven T. Lampe, Vice President, Portfolio Manager, received a bachelor's degree in Economics and an MBA degree with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

Financial highlights

The financial highlights table is intended to help you understand the Series' financial performance. This represents the rate that an investor would have earned or lost on an investment in the Series (assuming reinvestment of all dividends and distributions). All "per share" information reflects financial results for a single Series share. This information has been audited by Ernst & Young LLP, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------------------------------------------------
  Trend Series

                                                                                        Year Ended 12/31
                                                                 ---------------------------------------------------------
                                                                       1999        1998       1997        1996       1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $17.380    $14.560     $14.020    $10.160

Income (loss) from investment operations
Net investment income                                                             0.006      0.019       0.050      0.098
Net realized and unrealized gain (loss) on investments                            2.736      3.031       1.380      3.852
                                                                                  -----      -----       -----      -----
Total from investment operations                                                  2.742      3.050       1.430      3.950
                                                                                  -----      -----       -----      -----

Less dividends and distributions

Dividends from net investment income                                             (0.020)    (0.050)     (0.090)    (0.090)
Distributions from net realized gain on investments                              (0.342)    (0.180)     (0.800)      none
                                                                                -------    -------     -------       ----
Total dividends and distributions                                                (0.362)    (0.230)     (0.890)    (0.090)
                                                                                -------    -------     -------    -------

Net asset value, end of year                                                    $19.760    $17.380     $14.560    $14.020
                                                                                =======    =======     =======    =======

Total return(1)                                                                  16.04%     21.37%      11.00%     39.21%

Ratios and supplemental data
Net assets, end of period (000 omitted)                                        $168,251   $118,276     $56,423    $20,510

Ratio of expenses to average net assets                                           0.81%      0.80%       0.80%      0.80%

Ratio of expenses to average net assets
          prior to expense limitation and expenses paid indirectly                0.85%      0.88%       0.92%      0.96%
Ratio of net investment income to average net assets                              0.03%      0.16%       0.56%      1.03%

Ratio of net investment income to average net assets
          prior to expense limitation and expenses paid indirectly               (0.01%)     0.08%       0.44%      0.87%
Portfolio turnover                                                                 121%       125%        112%        76%
--------------------------------------------------------------------------------------------------------------------------


(1) Total return does not reflect expenses that apply to Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown. Total return reflects expense limitations in effect for the Series.

U.S. Growth Series

Our investment strategies

U.S. Growth Series seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium-sized and large and companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o  low dividend yields;
o  strong balance sheets; and
o  high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o  management changes;
o  new products;
o  structural changes in the economy; or
o  corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

U.S Growth Series uses the same investment strategy as U.S. Growth Fund, a separate fund in the Delaware Investments Family of Funds, although performance may differ depending on such factors as the size of the funds and the timing of investments and redemptions.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
                                                                                           U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      Generally, we invest 85% to 100% of the Series' net assets in
in a corporation. Stockholders participate in the                 common stock of companies that we think have appreciation
corporation's profits and losses, proportionate to the            potential. We may invest in companies of all sizes, but typically
number of shares they own.                                        focus on medium and large-size companies.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities and American Depositary Receipts:              The Series may invest up to 20% of its assets in securities of
Securities of foreign entities issued directly or, in the         foreign issuers. Such foreign securities may be traded on a
case of American Depositary Receipts (ADRs), through a U.S.       foreign exchange, or they may be in the form of American
bank. ADRs represent a bank's holding of a stated number of       Depositary Receipts (ADRs). Direct ownership of foreign securities
shares of a foreign corporation. An ADR entitles the holder       will typically not be a significant part of our strategy. We may,
to all dividends and capital gains earned by the underlying       however own ADRs when we think they offer greater appreciation
foreign shares. ADRs are bought and sold in the same way as       potential than domestic stocks.
U.S. securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as      Typically, we use repurchase agreements as a short-term investment
the Series, and a seller of securities in which the seller        for the Series' cash position. In order to enter into these
agrees to buy the securities back within a specified time at      repurchase agreements, the Series must have collateral of at least
the same price the buyer paid for them, plus an amount equal      102% of the repurchase price. The Series would only enter into
to an agreed upon interest rate. Repurchase agreements are        repurchase agreements in which the collateral is composed of U.S.
often viewed as equivalent to cash.                               government securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose          We may invest in privately placed securities that are eligible for
resale is restricted under securities law.                        resale only among certain institutional buyers without
                                                                  registration, including Rule 144A Securities. Restricted
                                                                  securities that are determined to be illiquid may not exceed the
                                                                  Series' 10% limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready          We may invest up to 10% of net assets in illiquid securities.
market, and cannot be easily sold within seven days at
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Fixed-income securities: Securities that may include debt         We may invest up to 35% of the Series' assets in debt securities,
securities, bonds, convertible bonds, as well as,                 bonds, convertible bonds, preferred stocks and convertible
non-investment grade fixed-income securities.                     preferred stock. We may also invest up to 10% of this portion in non-investment grade bonds if we believe that doing so would help us to meet the Series' objective.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                     Securities                                                             How we use them
                                                                                           U.S. Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Options and Futures: Options represent a right to buy or          We might use options or futures to neutralize the effect of any
sell a security or group of securities at an agreed upon          anticipated price declines, without selling the security. We might
price at a future date. The purchaser of an option may or         also use options or futures to gain exposure to a particular
may not choose to go through with the transaction.                market segment without purchasing individual securities in that segment particularly if we had excess cash that we wanted to
Writing a covered call option on a security obligates the         invest quickly.
owner of the security to sell it at an agreed upon price on
an agreed upon date (usually no more than nine months in the      When writing call options we will only write covered call options
future.) The owner of the security receives a premium             - call options on securities we actually own.
payment from the purchaser of the call, but if the security
appreciates to a price greater than the agreed upon selling       Use of these strategies can increase the operating costs of the
price, a series would lose out on those gains.                    Series and can lead to loss of principal.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------

The Series may also invest in other securities including U.S. government securities, futures and options. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Series' portfolio in the annual or semi-annual shareholder report.

Lending securities
The Series may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks
The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Series may be unable to meet its investment objective. The Series will not borrow money in excess of one-third of the value of its net assets. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Series' total assets, the Series will not purchase any securities.

Purchasing securities on a when-issued or delayed delivery basis
The Series may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover
We anticipate that the Series' annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Series sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability.

Temporary defensive positions
For temporary defensive purposes, the Series may invest up to 100% of its assets in money market instruments when the manager or sub-adviser determines that market conditions warrant. The Series may also hold a portion of its assets in cash for liquidity purposes. To the extent that it does so, the Series may be unable to meet its investment objective.

The risks of investing in the Series
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Series you should carefully evaluate the risks. An investment in the Series typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in U.S. Growth Series. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------  -----------------------------------------------------------------------------------------
              Risks                                                  How we strive to manage them
                                                                         U.S. Growth Series
-----------------------------------------  -----------------------------------------------------------------------------------------
Market risk is the risk that all or          We maintain a long-term investment approach and focus on stocks we believe can
a majority of the securities in a            appreciate over an extended time frame regardless of interim market
certain market -- like the stock or          fluctuations. We do not try to predict overall stock market movements and
bond market -- will decline in value         generally do not trade for short-term purposes.
because of factors such as economic
conditions, future expectations or           We may hold a substantial part of the Series' assets in cash or cash equivalents
investor confidence.                         as a temporary, defensive strategy. To the extent it holds cash or cash equivalents, the Series may be unable to achieve its investment objective.
-----------------------------------------  -----------------------------------------------------------------------------------------
Industry and security risk is the            We limit the amount of U.S. Growth Series' assets invested in any one industry
risk that the value of securities in         and in any individual security.
a particular industry or the value
of an individual stock or bond will
decline because of changing
expectations for the performance of
that industry or for the individual
company issuing the stock or bond.
-----------------------------------------  -----------------------------------------------------------------------------------------
Foreign risk is the risk that                We are permitted to invest up to 20% of the Series' portfolio in foreign
foreign securities may be adversely          securities. When we do purchase foreign securities, they are generally American
affected by political instability,           Depositary Receipts which are denominated in U.S. dollars and traded on U.S.
changes in currency exchange rates,          stock exchanges.
foreign economic conditions or
inadequate regulatory and accounting
standards.
-----------------------------------------  -----------------------------------------------------------------------------------------
Liquidity risk is the possibility            We limit exposure to illiquid securities to 15% of net assets.
that securities cannot be readily
sold within seven days at
approximately the price that the
Series values them.

-----------------------------------------  -----------------------------------------------------------------------------------------
Credit risk is the possibility that          Fixed-income securities are not typically a significant component of our
a bond' issuer (or an entity that            strategy. However, when we do invest in fixed-income securities, we will not
insures the bond) will be unable to          hold more than 10% of net assets in high-yield, non-investment grade bonds. This
make timely payments of interest and         limitation, combined with our careful, credit-oriented bond selection and our
principle.                                   commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.
-----------------------------------------  -----------------------------------------------------------------------------------------


-----------------------------------------  -----------------------------------------------------------------------------------------
              Risks                                                  How we strive to manage them
                                                                         U.S. Growth Series
-----------------------------------------  -----------------------------------------------------------------------------------------
Futures and options risk is the              We will not use futures and options for speculative reasons. We may use options
possibility that a fund may                  and futures to protect gains in the portfolio without actually selling a
experience a loss if it employs an           security. We may also use options and futures to quickly invest excess cash so
options or futures strategy related          that the portfolio is generally fully invested.
to a security or a market index and
that security or index moves in the
opposite direction from what the
manager anticipated. Futures and
options also involve additional
expenses, which could reduce any
benefit or increase any loss that a
fund gains from using the strategy.
-----------------------------------------  -----------------------------------------------------------------------------------------

Investment manger
The Series is managed by Delaware Management Company. Delaware Management Company makes investment decisions for the Series, manages the Series' business affairs and provides daily administrative services. The Series will pay Delaware Management Company the following fee on an annual basis: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million; 0.55% on the next $1.5 billion and 0.50% on assets in excess of $2.5 billion.

Portfolio managers
Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Series.

Frank Houghton, [                                              ] of Delaware,
joined Delaware in March 2000. Prior to joining Delaware, Mr. Houghton was President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1990 and became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, [                                              ] of Delaware,
joined Delaware in March 2000. Prior to joining Delaware, Mr. Winton was Senior Vice President and Portfolio Manager of Lynch & Mayer, Inc., which he joined in 1993. Prior to joining Lynch & Mayer, Inc., Mr. Winton was a Planning Analyst at Northwest Airlines, Inc., Director of Business development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Who's who?
The following describes the various organizations involved with managing, administering, and servicing the Series.

Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment managers
Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Delaware Management Company and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management Company and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company (approximately $00,000,00,000) accounts. Delaware International Advisers began operating in 1990 and manages global and international institutional and mutual fund accounts. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Sub-advisers
Lincoln Investment Management, Inc., 200 E. Berry Street, Fort Wayne,
Indiana 46802
Vantage Investment Advisors, 630 Fifth Avenue, New York, NY 10111 Delaware International Advisers Ltd., Third Floor, 80 Cheapside, London, England EC2V 6EE

A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment managers or sub-advisers to make investment decisions for individual portfolios on a day-to-day basis. See "Information about individual Series" for information about the portfolio managers of the various series.

Distributor
Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

Shares of the Series are only sold to separate accounts of insurance companies used in connection with variable annuity or variable life products.

Custodian
The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245

Mutual funds are legally required to protect their portfolio securities and most funds place them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

Important Information about all Series

Share Classes
Each Series has two classes of shares, Class 1 and Class 2. Each Class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan. The 12b-1 plan allows the Fund to pay distribution fees of up to 0.30% (currently 0.15%) per year to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of Class 2's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase and redemption of shares
Shares are sold only to separate accounts of life companies at net asset value. (See Valuation of shares.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Series shares.

Valuation of shares
The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Series' net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Series' net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets a Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.

A significant portion of the portfolio securities of the Emerging Markets, Global Bond, International Equity and Strategic Income Series are listed on foreign exchanges. From time to time, other Series may also hold securities that are listed on foreign exchanges. These foreign exchanges may trade on weekends or days when the Series do not price their shares. As a result, the NAV of these Series may change on days when you will not be able to purchase or redeem shares of the Series.

Dividends, distributions and taxes
For the Capital Reserves and Cash Reserve Series, dividends, if any, are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

For the Balanced and Growth and Income Series, dividends, if any, are paid quarterly. Capital gain distributions, if any, normally will be made following the close of the fiscal year.

For the Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, High Yield, International Equity, REIT, Select Growth Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series, dividends and capital gain distributions, if any, are distributed annually.

We automatically reinvest all dividends and any capital gains.

A Series will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

Please refer to the prospectus for the variable insurance contract for additional tax information relevant to such contracts.

Additional information about the Series' investments is available in the Series' Annual and Semi-Annual Reports to shareholders. In the Series annual reports you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during its last fiscal period. You can find more detailed information about the Series in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of the Statement of Additional Information by writing to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918.

You can find reports and other information about the Series on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Series, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.

Investment Company Act File No. 811-5162

                                                         DELAWARE GROUP
                                                         PREMIUM FUND


INVESTMENT MANAGERS
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

Delaware International Advisers Ltd.
Third Floor                                              PART B
80 Cheapside
London, England  EC2V 6EE                                STATEMENT OF
                                                         ADDITIONAL INFORMATION

SUB-ADVISERS
Lincoln Investment Management, Inc.

200 E. Berry Street                                       May 1, 2000
Fort Wayne, Indiana 46802


Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111





NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.                           -----------------
1818 Market Street                                       [GRAPHIC OMITTED]
Philadelphia, PA  19103                                  -----------------

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                     May 1, 2000

DELAWARE GROUP
PREMIUM FUND

1818 Market Street
Philadelphia, PA 19103

TABLE OF CONTENTS

Cover Page                                                                     1
Investment Objectives and Policies                                             3
Accounting and Tax Issues                                                     34
Performance Information                                                       38
Trading Practices and Brokerage                                               48
Offering Price                                                                52
Dividends and Realized Securities Profits Distributions                       54
Taxes                                                                         55
Investment Management Agreements and Sub-Advisory Agreements                  56
Officers and  Trustees                                                        64

General Information                                                           79
Appendix A--Description of Ratings                                            81

Financial Statements

         Delaware Group Premium Fund ("Premium Fund" or the "Fund") is a diversified, open-end management investment company that is intended to meet a wide range of investment objectives with its separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.


         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1999 and October 15, 1999, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.


                  Balanced Series (formerly Delaware Balanced Series) seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Balanced Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.


                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


                  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Cash Reserve Fund of Delaware Group Cash Reserve, a separate fund in the Delaware Investments family.


                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.


                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Delaware Devon Fund of Delaware Group Equity Funds I, a separate fund in the Delaware Investments family.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Delaware Emerging Markets Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Delaware Global Bond Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family.

                  Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Delaware Growth and Income Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                  Growth Opportunities Series (formerly DelCap Series) seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV, a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

                  High Yield Series (formerly Delchester Series) seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. These are commonly known as junk bonds. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as Delaware International Equity Fund of Delaware Group Global & International Funds, a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.

                  Select Growth Series (formerly Aggressive Growth Series) seeks long-term capital appreciation which the Series attempts to achieve by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. This Series has the same objective and investment discipline as Delaware Select Growth Fund of Voyageur Mutual Funds III, a separate fund in the Delaware Investments family.

                  Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Delaware Small Cap Value Fund of Delaware Group Equity Funds V, a separate fund in the Delaware Investments family.

                  Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Delaware Social Awareness Fund of Delaware Group Equity Funds II, a separate fund in the Delaware Investments family.


                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Delaware Strategic Income Fund of Delaware Group Income Funds, a separate fund in the Delaware Investments family.

                  Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Trend Fund of Delaware Group Equity Funds III, a separate fund in the Delaware Investments family.


                  U.S. Growth Series seeks to maximize capital appreciation The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. This Series has the same objective and investment disciplines as Delaware U.S. Growth Fund of Delaware Group Adviser Funds, a separate fund in the Delaware Investments family.

INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions -- The Fund has adopted the following restrictions for each Series which cannot be changed without approval by the holders of a "majority" of the respective Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Series purchases securities.

         Each Series may not:

         1. With respect to each Series, except the REIT Series, make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The REIT Series will concentrate its investments in the real estate industry. The REIT Series otherwise makes investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Series from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. In addition, the Cash Reserve Series may concentrate its investments in bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Series, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Series from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Series will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Series are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Series, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Series may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.


         Additional Nonfundamental Investment Restrictions -- Each Series (except as noted) is subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Series (other than Select Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness REIT and U.S. Growth Series) may not:


         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.


         3. Purchase or retain securities of a company which has an officer or Trustee who is an officer or Trustee of the Fund, or an officer or
Trustee of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.


         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or P-2 or better by Moody's.

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

      13.Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

      14. The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         In addition, the Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series may not:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The REIT Series may not:

         1. The Series will concentrate its investments in the real estate industry. The Series may not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         7. Invest for the purpose of acquiring control of any company.

         8. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

Money Market Instruments
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.


         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Trustees without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Trustees in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Trustees, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.


         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

Asset-Backed Securities

         The Capital Reserves, Balanced, Cash Reserve, Strategic Income and Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms) or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves, Delaware, Strategic Income and Devon Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.


         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Average Weighted Maturity
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Mortgage-Backed Securities

         The Capital Reserves, Balanced, Strategic Income, Devon and REIT Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series may invest in such private-backed securities, but the REIT Series will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.


         The Capital Reserves, Balanced, Strategic Income and Devon each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

REITs

         The REIT Series invests in, and the Balanced, Strategic Income and Devon Series may invest in, REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.


         The Series' investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks -- when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Convertible, Debt and Non-Traditional Equity Securities

         In addition to the Convertible Securities Series, the  Balanced,
Devon, Strategic Income, Emerging Markets, Social Awareness, REIT, Select Growth and U.S. Growth Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as the investment manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Zero Coupon Bonds and Pay-In-Kind Bonds
         The Global Bond, Strategic Income, Convertible Securities and REIT Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

         The Strategic Income Series may invest in pay-in-kind ("PIK") bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Series.


Interest Rate and Index Swaps

         Balanced Series and Strategic Income Series may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. Capital Reserves Series and Global Bond Series may invest in interest rate swaps to the extent consistent with their respective investment objectives and strategies. The Series will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Series is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Series may also engage in index swaps, also called total return swaps. In an index swap, the Series may enter into a contract with a counterparty in which the counterparty will make payments to the Series based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Series is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Series. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If the Series wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Series could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Series may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Series to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Series' potential loss is the net amount of payments the Series is contractually entitled to receive for one payment period (if any - the Series could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Series will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Series would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Series thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Series to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Series.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Series which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Series might theoretically be required to pay in a swap transaction.

         In order to ensure that the Series will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Series will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Series. Similarly, the extent to which the Series may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Series will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Series' payment obligations over its entitled payments with respect to each swap contract. To the extent that the Series is obligated by a swap to pay a fixed or variable interest rate, the Series may segregate securities that are expected to generate income sufficient to meet the Series' net payment obligations. For example, if the Series holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Series will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Series will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.


Interest Rate Swaps
         In order to attempt to protect the Global Bond Series' investments from interest rate fluctuations, the Series may engage in interest rate swaps. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the Series' investments, Delaware International and the Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the Series enters into an interest rate swap on other than a net basis, the Series would maintain a segregated account in the full amount accrued on a daily basis of the Series' obligations with respect to the swap. See Foreign Securities and Foreign Currency Transactions, above and Special Risk Considerations, below.

When-Issued, "When, As and If Issued" and Delayed Delivery Securities and Forward Commitments

         Consistent with their respective objectives, the Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Liquidity and Rule 144A Securities

         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities, REIT, Select Growth and U.S. Growth Series, which may invest up to 15% of their net assets in illiquid securities). For all Series, other than the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select
Growth and U.S. Growth Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

         While maintaining oversight, the Board of Trustees has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities, REIT, Select Growth and U.S. Growth Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities, REIT, Select Growth and U.S. Growth Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.


Repurchase Agreements
         Each of the Fund's 18 Series may, from time to time, enter into repurchase transactions which are at least 102% collateralized by U.S. government securities, except that the International Equity, Global Bond and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each of the Fund's 18 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Series' respective investment manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.


Foreign Securities
         To the extent the Fund's 18 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

Foreign Currency Transactions
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Futures Contracts and Options on Futures Contracts

         Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT, Select Growth and U.S. Growth Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.


         Options on Futures Contracts--Each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase and write options on the types of futures contracts that Series could invest in.


         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

Options on Foreign Currencies
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities, REIT and U.S. Growth Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

Options


         Each of the Fund's 18 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.


         A. Covered Call Writing--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.


         C. Purchasing Call Options--International Equity, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.


         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

         D. Options on Stock Indices--The Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.


         As with stock options, Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.


         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

          Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Writing Covered Puts--Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.


         F. Closing Transactions-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

Investment Company Securities
         Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

Unseasoned Companies
         Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3.       The manufacture of, or contracting for, military weapons; or

         4.       The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage Investment Advisors ("Vantage") that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

Lower-Rated Debt Securities

         U.S. Growth, High Yield, Strategic Income, Convertible Securities and Emerging Markets Series may purchase high yield, high risk securities, commonly known as "junk bonds." These securities are rated lower than Baa by Moody's or lower than BBB by S&P and are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings in this Part B.

         The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.


         Since the risk of default is higher for lower-quality securities, the investment manager's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the Series. In considering investments for the Series, the investment manager and/or sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The investment manager's and/or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

         The Series may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Mortgage Dollar Rolls
         U.S. Growth Series may enter into mortgage "dollar rolls" in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Series of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Series being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Series sells the security becomes insolvent, the Series' right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Series is required to repurchase may be worth less than the security that the Series originally held, and the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs. The Series will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Over-the-Counter Options and Illiquid Securities
         U.S. Growth Series may deal in over-the-counter ("OTC") options. The Series understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Series, the investment manager, and the sub-adviser disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Series has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of its portfolio.

         As part of these procedures the Series will engage in OTC options transactions only with primary dealers that have been specifically approved by the Fund's Board of Trustees and the investment manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Series. The Series anticipates entering into written agreements with those dealers to whom the Series may sell OTC options, pursuant to which the Series would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. The Series will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Series, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Series in illiquid securities, would exceed 15% of the Series' total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by the Series in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 15% limitation on the Series' net assets that may be invested in illiquid securities. See Liquidity and Rule 144A Securities, above.


Combined Transactions
         U.S. Growth Series may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the investment manager and/or sub-adviser, it is in the best interests of the Series to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         U.S. Growth Series may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Series will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Series believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Series will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the investment manager and/or sub-adviser. If there is a default by the counterparty, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         U.S. Growth Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Reverse Repurchase Agreements
         U.S. Growth Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Series and its agreement to repurchase the security at a specified time and price. The Series will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Series; accordingly, the Series will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Series creates leverage which increases the Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         U.S. Growth Series may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Series may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Series; accordingly, the Series will limit its use of these transactions, together with any other borrowings, to no more than one-fourth of its total assets. The Series will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Series' aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of the Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which U.S. Growth Series may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. The Series will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Series and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Series may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.


         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Series will be determined by the Series' investment manager and/or sub-adviser under guidelines established by the Series' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Series' investment policies. In making such determinations, the investment manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Series, the Series may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Series to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Series could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Series' total assets only if such notes are subject to a demand feature that will permit the Series to demand payment of the principal within seven days after demand by the Series. If not rated, such instruments must be found by the Series' investment manager and/or sub-adviser under guidelines established by the Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. See Appendix A for a description of the rating symbols of S&P and Moody's. The Series may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.


Additional Information on the Cash Reserve Series
         Cash Reserve Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments above and Appendix A--Description of Ratings.


         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Trustees determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.


         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

Concentration
         In applying the Series' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.


         Options on Certain Stock Indices--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Growth Opportunities, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities, REIT, Select Growth and U.S. Growth Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


         Other Tax Requirements--Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. This simplified procedure was not available until calendar year 1998.

         Investment in Passive Foreign Investment Company Securities--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION


Contract owners and prospective investors will be interested in learning from time to time the current yield of High Yield, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for High Yield, Capital Reserves and Cash Reserve Series are declared daily from net investment income, dividends for Global Bond Series are declared quarterly and dividends for Strategic Income Series are declared annually. Yield will fluctuate as income earned fluctuates. On ________, 2000, the Series' name was changed from Delchester Series to High Yield Series and the Series' investment objective changed from high current income to total return and, as a secondary objective, high current income. Performance shown in this section is that of the Class 1 shares of the Series, which do not carry a 12b-1 fee. Performance of Class 1 shares and Class 2 shares will be substantially similar because the shares are invested in the same portfolio of securities and will differ only to the extent of the Class 2 12b-1 fee.


         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-year period, five-year period and ten-year period or lifetime period, if applicable. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                       n
                                                 P(1+T) = ERV

         Where:        P   =    a hypothetical initial purchase order of $1,000;

                       T   =    average annual total return;

                       n   =    number of years;

                     ERV   =    redeemable value of the hypothetical $1,000
                                purchase at the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of the Class 1 shares of the Series, as shown below, is the average annual total return quotations through December 31, 1999. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                     Average Annual Total Return

   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------

   Series*                    1 year ended     3 years ended    5 years ended     10 years ended   Life of Fund
                                12/31/99          12/31/99         12/31/99          12/31/99
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Balanced
   (Inception 7/28/88)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Capital Reserves
   (Inception 7/28/88)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Cash Reserve
   (Inception 7/28/88)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Convertible Securities
   (Inception 5/1/97)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Devon
   (Inception 5/1/97)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Emerging Markets
   (Inception 5/1/97)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Global Bond
   (Inception 5/2/96)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Growth and Income
   (Inception 7/28/88)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Growth Opportunities
   (Inception 5/12/91)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   High Yield
   (Inception 7/28/88)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   International Equity
   (Inception 10/29/92)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   REIT Series
   (Inception 5/4/98)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Small Cap Value
   (Inception 12/27/93)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Social Awareness
   (Inception 5/1/97)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Strategic Income
   (Inception 5/1/97)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------
   Trend
   (Inception 12/27/93)
   ------------------------- ----------------- ---------------- ----------------- ---------------- ----------------



* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.


     High Yield, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

         The yield computation for High Yield, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                                     a--b    6
                         YIELD  2[(--------+1)--1]
                                      cd

         Where:   a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of reimbursements);
                  c  =  the average daily number of shares outstanding
                        during the period that were entitled to receive dividends;
                  d  =  the maximum offering price per share on the last day of the period.


         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Class 1 shares of High Yield, Capital Reserves and Strategic Income Series as of December 31, 1999 using this formula were 0.00%, 0.00% and 0.00%, respectively.


         Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

         Cash Reserve Series may also quote its current yield in advertisements and investor communications.

         Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

         The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

         The following is an example, for purposes of illustration only, of the current and effective yield calculations for Class 1 shares of Cash Reserve Series for the seven-day period ended June 30, 1999.

Value of a hypothetical account with one share at the beginning of the period                    $10.00000000


Value of the same account at the end of the period                                                10.00000000


Net change in account value                                                                         .00000000*


Base period return = net change in account value/beginning account value                           .000000000


Current yield [base period return x (365/7)]                                                             0.00%**

                                 365/7
Effective yield (1 + base period)      - 1                                                               0.00%***


Weighted average life to maturity of the portfolio on December 31, 1999 was 00 days.

    * This represents the net income per share for the seven calendar days ended December 31, 1999.
   ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1999.
  *** This represents the current yield for the seven calendar days ended
      December 31, 1999 compounded daily.



         The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

         The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

         Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.


         Investors should note that income earned and dividends paid by High Yield, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, High Yield, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

Comparative Information
         From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

         The following table is an example, for purposes of illustration only, of cumulative total return performance for the Class 1 shares of the Series through December 31, 1999. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.



                                                Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------
        Series*           3 months    6 months   9 months      1 year      3 years      5 years     10 years    Life of Fund
                           ended       ended      ended        ended        ended        ended       ended
                          12/31/99    12/31/99   12/31/99     12/31/99    12/31/99      12/31/99    12/31/99
------------------------------------------------------------------------------------------------------------------------------
Balanced
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------
Capital Reserves
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------
Cash Reserve
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------
Convertible Securities
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------
Devon
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------
Global Bond
(Inception 5/2/96)
------------------------------------------------------------------------------------------------------------------------------
Growth and Income
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
(Inception 7/12/91)
------------------------------------------------------------------------------------------------------------------------------
High Yield
(Inception 7/28/88)
------------------------------------------------------------------------------------------------------------------------------
International Equity
(Inception 10/29/92)
------------------------------------------------------------------------------------------------------------------------------
REIT
(Inception 5/4/98)
------------------------------------------------------------------------------------------------------------------------------
Select Growth
(Inception 5/1/99)
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------
Social Awareness
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------
Strategic Income
(Inception 5/1/97)
------------------------------------------------------------------------------------------------------------------------------
Trend
(Inception 12/27/93)
------------------------------------------------------------------------------------------------------------------------------
U.S. Growth Series
(Inception 11/ /99)
------------------------------------------------------------------------------------------------------------------------------


* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements and Sub-Advisory Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

         Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

         Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

         Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                  Number
                       Investment               Price Per      of Shares
                       Amount                     Share        Purchased

         Month 1       $100                       $10.00              10
         Month 2       $100                       $12.50               8
         Month 3       $100                        $5.00              20
         Month 4       $100                       $10.00              10
         ---------------------------------------------------------------
                       $400                       $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING

         As part of your Variable Annuity contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the investment manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.


         During the fiscal years ended December 31, 1997 , 1998 and 1999, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:

-------------------------------- ------------------------------ ------------------------------ ----------------------
                                                          1997                           1998                   1999
Balanced Series                                       $120,307                       $165,591
-------------------------------- ------------------------------ ------------------------------ ----------------------
Convertible Securities Series(1)                        $5,517                        $10,155
-------------------------------- ------------------------------ ------------------------------ ----------------------
Devon Series(1)                                        $21,022                        $83,285
-------------------------------- ------------------------------ ------------------------------ ----------------------
Emerging Markets Series(1)                             $28,640                        $21,763
-------------------------------- ------------------------------ ------------------------------ ----------------------
Growth and Income Series                              $518,762                     $1,020,668
-------------------------------- ------------------------------ ------------------------------ ----------------------
Growth Opportunities Series                           $270,393                       $308,645
-------------------------------- ------------------------------ ------------------------------ ----------------------
International Equity Series                           $215,242                       $121,978
-------------------------------- ------------------------------ ------------------------------ ----------------------
REIT Series(2)                                             N/A                        $13,326
-------------------------------- ------------------------------ ------------------------------ ----------------------
Select Growth Series(3)                                    N/A                            N/A
-------------------------------- ------------------------------ ------------------------------ ----------------------
Small Cap Value Series                                $119,689                       $198,194
-------------------------------- ------------------------------ ------------------------------ ----------------------
Social Awareness Series(1)                              $7,416                        $25,636
-------------------------------- ------------------------------ ------------------------------ ----------------------
Trend Series                                          $182,867                       $269,355
-------------------------------- ------------------------------ ------------------------------ ----------------------
U.S. Growth Series(4)                                      N/A                            N/A

-------------------------------- ------------------------------ ------------------------------ ----------------------


(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 4, 1998.
(3) Commenced operations on May 1, 1999.
(4) Commenced operations on November   , 1999.

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1998, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:


     --------------------------------------------------------------------------
                                          Portfolio        Brokerage
     --------------------------------------------------------------------------
                                         Transactions     Commissions
     --------------------------------------------------------------------------
                                           Amounts          Amounts
     --------------------------------------------------------------------------
     Balanced Series
     --------------------------------------------------------------------------
     Convertible Securities Series
     --------------------------------------------------------------------------
     Devon Series
     --------------------------------------------------------------------------
     Emerging Markets Series
     --------------------------------------------------------------------------
     Growth and Income Series
     --------------------------------------------------------------------------
     Growth Opportunities Series
     --------------------------------------------------------------------------
     International Equity Series
     --------------------------------------------------------------------------
     REIT Series
     --------------------------------------------------------------------------
     Select Growth Series (1)
     --------------------------------------------------------------------------
     Small Cap Value Series
     --------------------------------------------------------------------------
     Social Awareness Series
     --------------------------------------------------------------------------
     Trend Series
     --------------------------------------------------------------------------
     U.S. Growth Series (2)
     --------------------------------------------------------------------------




(1) Commenced operations on May 1, 1999.
(2) Commenced operations on November   , 1999.


         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the NASD Regulation, Inc., and subject to seeking best execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.


Portfolio Turnover

         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Growth and Income, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Balanced Series, and may exceed 100% for the Growth Opportunities, High Yield, Small
Cap Value, Trend and U.S. Growth Series and 200% for the Convertible Securities Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


         The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

         The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

        ------------------------------------------------------------------------

                                             Year Ended           Year Ended
        ------------------------------------------------------------------------
        Series                           December 31,  1999    December 31, 1998
        ------                           ------------------    -----------------
        Balanced Series                                                     94%
        ------------------------------------------------------------------------
        Capital Reserves Series                                            166%
        ------------------------------------------------------------------------
        Convertible Securities Series                                       77%
        ------------------------------------------------------------------------
        Devon Series                                                        34%
        ------------------------------------------------------------------------
        Emerging Markets Series                                             38%
        ------------------------------------------------------------------------
        Global Bond Series                                                  79%
        ------------------------------------------------------------------------
        Growth and Income Series                                            81%
        ------------------------------------------------------------------------
        Growth Opportunities Series                                         142%
        ------------------------------------------------------------------------
        High Yield Series                                                   86%
        ------------------------------------------------------------------------
        International Equity Series                                          5%
        ------------------------------------------------------------------------
        REIT Series                                                         39%*
        ------------------------------------------------------------------------
        Select Growth Series                        **                      N/A
        ------------------------------------------------------------------------
        Small Cap Value Series                                              45%
        ------------------------------------------------------------------------
        Social Awareness Series                                             30%
        ------------------------------------------------------------------------
        Strategic Income Series                                             143%
        ------------------------------------------------------------------------
        Trend Series                                                        121%
        ------------------------------------------------------------------------
        U.S. Growth Series                          ***                     N/A
        ------------------------------------------------------------------------




*        Annualized.  Commenced operations on May  4, 1998.
**       Annualized.  Commenced operations on May  1, 1999.
***      Annualized.  Commenced operations on November   , 1999.

OFFERING PRICE


         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in SEC or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.


         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.


         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

Money Market Series

         The Board of Trustees has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


         Dividends for the High Yield and Capital Reserves Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Growth and Income, Balanced and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the  Select Growth, Convertible Securities,  Growth
Opportunities, Devon, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness, Strategic Income, REIT and U.S. Growth Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


         All dividends and distributions are automatically reinvested in additional Series shares.

Cash Reserve Series
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.


         To the extent necessary to maintain a $10 per share net asset value, the Board of Trustees will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES
         Each Series has qualified, or intends to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:


         Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% tax bracket).


         "Short -term capital gains": Gains on securities sold by a Series that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS


         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Growth and Income, High Yield, Capital Reserves, Cash Reserve, Growth Opportunities, Balanced, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness, REIT,
 Select Growth and U.S. Growth Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Trustees. Delaware International is affiliated with Delaware Management.

       Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1999, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company ($00,000,000,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for each Series are dated December 15, 1999 and were approved the initial shareholder on that date. The Agreements will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trustees of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the Trustees of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Under the Investment Management Agreement, Delaware Management or Delaware International is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Series:

--------------------------------------------------------------------------------
Series                             Management Fee Rate
--------------------------------------------------------------------------------
Capital Reserves Series            0.50% on the first $500 million
                                   0.475% on the next $500 million
                                   0.45% in the next $1.5 billion
                                   0.425% on assets in excess of $2.5 billion
--------------------------------------------------------------------------------
Cash Reserve Series                0.45% on the first $500 million
                                   0.40% on the next $500 million
                                   0.35% on the next $1.5 billion
                                   0.30% on assets in excess of $2.5 billion
--------------------------------------------------------------------------------

Select Growth Series               0.75% on the first $500 million
Convertible Securities Series      0.70% on the next $500 million
Growth Opportunities Series        0.65% in the next $1.5 billion
Global Bond Series                 0.60% on assets in excess of $2.5 billion
REIT Series
Small Cap Value Series
Social Awareness Series
Trend Series
--------------------------------------------------------------------------------
Growth and Income Series*          0.65% on the first $500 million
Balanced Series                    0.60% on the next $500 million
High Yield Series                  0.55% in the next $1.5 billion
Devon Series                       0.50% on assets in excess of $2.5 billion
Strategic Income Series
U.S. Growth Series

--------------------------------------------------------------------------------
Emerging Markets Series            1.25% on the first $500 million
                                   1.20% on the next $500 million
                                   1.15% in the next $1.5 billion
                                   1.10% on assets in excess of $2.5 billion
--------------------------------------------------------------------------------
International Equity Series        0.85% on the first $500 million
                                   0.80% on the next $500 million
                                   0.75% in the next $1.5 billion
                                   0.70% on assets in excess of $2.5 billion
--------------------------------------------------------------------------------

* Delaware Management has agreed to voluntarily waive its management fee so as not to exceed an annual rate of 0.60% of average daily net assets.


         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all Trustees, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Investment Advisors ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises Vantage's performance of such services. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets on the next $30 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

 On December 31, 1999, the total net assets of the Fund were $0,000,000,000, broken down as follows:

       ----------------------------------------
         Balanced Series
       ----------------------------------------
         Capital Reserves Series
       ----------------------------------------
         Cash Reserve Series
       ----------------------------------------
         Convertible Securities Series
       ----------------------------------------
         Devon Series
       ----------------------------------------
         Emerging Markets Series
       ----------------------------------------
         Global Bond Series
       ----------------------------------------
         Growth and Income Series
       ----------------------------------------
         Growth Opportunities Series
       ----------------------------------------
         High Yield Series
       ----------------------------------------
         International Equity Series
       ----------------------------------------
         REIT Series
       ----------------------------------------
         Select Growth Series
       ----------------------------------------
         Small Cap Value Series
       ----------------------------------------
         Social Awareness Series
       ----------------------------------------
         Strategic Income Series
       ----------------------------------------
         Trend Series
       ----------------------------------------
         U.S. Growth Series
       ----------------------------------------

         Investment management fees were incurred for the last three fiscal years for the following Series:


---------------------------------------------------------------------------------------------------------------------
Series                                  December 31, 1999        December 31, 1998        December 31, 1997
---------------------------------------------------------------------------------------------------------------------
Balanced Series                                                  $968,768 paid            595,126 paid
---------------------------------------------------------------------------------------------------------------------
Capital Reserves Series                                          $208,577 paid            $166,300 paid
---------------------------------------------------------------------------------------------------------------------
Cash Reserve Series                                              $212,479 paid            $149,023 paid
---------------------------------------------------------------------------------------------------------------------
Convertible Securities Series(1)                                 $46,042  earned          $14,026 earned
                                                                 $46,042 paid             -0- paid
                                                                 -0- waived               $14,026 waived
---------------------------------------------------------------------------------------------------------------------
Devon Series(1)                                                  $218,772 earned          $31,110 earned
                                                                 $216,267 paid            $25,236 paid
                                                                 $2,505 waived            $5,8874 waived
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Series(1)                                       $71,160 earned           $26,327 earned
                                                                 $61,148 paid             $8,587 paid
                                                                 $10,012 waived           $27,740 waived
---------------------------------------------------------------------------------------------------------------------
Global Bond Series(2)                                            $141,939 earned          $109,310 earned
                                                                 $125,844 paid            $68,076 paid
                                                                 $16,095 waived           $41,234 waived
---------------------------------------------------------------------------------------------------------------------
Growth and Income Series                                         $3,018,521 paid          $1,640,377 paid
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities Series                                      $846,793 earned          $716,228 earned
                                                                 $781,882 paid            $646,908 paid
                                                                 $64,911 waived           $69,320 waived
---------------------------------------------------------------------------------------------------------------------
High Yield Series                                                $689,099 paid            $483,877  paid
---------------------------------------------------------------------------------------------------------------------
International Equity Series                                      $1,679,911 earned        $1,304,340 earned
                                                                 $1,651,181 paid          $1,207,677 paid
                                                                 $28,730 waived           $96,663 waived
---------------------------------------------------------------------------------------------------------------------
REIT Series(3)                                                   $15,449  earned          N/A
                                                                 $11,895 paid
                                                                 $3,554 waived
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Series                                  December 31, 1999        December 31, 1998        December 31, 1997
---------------------------------------------------------------------------------------------------------------------
Select Growth Series(4)                 earned                   N/A                      N/A
                                        paid
                                        waived
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Series                                           $706,066 earned          $380,405 earned
                                                                 $680,359 paid            $328,056 paid
                                                                 $25,707 waived           $252,349 waived
---------------------------------------------------------------------------------------------------------------------
Social Awareness Series(1)                                       $117,271  earned         $20,293 earned
                                                                 $108,502 paid            $3,692 paid
                                                                 $8,769 waived            $16,601 waived
---------------------------------------------------------------------------------------------------------------------
Strategic Income Series(1)                                       $101,453 earned          $21,320 earned
                                                                 $100,002 paid            $7,271 paid
                                                                 $1,451 waived            $14,049 waived
---------------------------------------------------------------------------------------------------------------------
Trend Series                                                     $1,025,600 earned        $622,149 earned
                                                                 $977,521 paid            $558,331 paid
                                                                 $48,079 waived           $63,818 waived
---------------------------------------------------------------------------------------------------------------------
U.S. Growth Series (5)                  earned                   N/A                      N/A
                                        paid
                                        waived
---------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on May 1, 1997.
(2) Commenced operations on May 2, 1996.
(3) Commenced operations on May 4, 1998.
(4) Commenced operations on May 1, 1999.
(5) Commenced operations on November , 1999.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and for the fiscal year ended December 31, 1998, Delaware International received $33,334 for such services. During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series and for the fiscal year ended December 31, 1998, Vantage received $39,620 for such services. During the period May 4, 1998 (date of commencement of operations through December 31, 1998, Lincoln received $4,635 from Delaware Management for serving as Sub-Adviser to the REIT Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998 (May 1, 1999 for Select Growth Series and October 15, 1999 for U.S. Growth Series), Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through [April 30, 2000]:

         --------------------------------------------------------
         Balanced Series                            0.80%
         --------------------------------------------------------
         Capital Reserves Series                    0.80%
         --------------------------------------------------------
         Cash Reserve Series                        0.80%
         --------------------------------------------------------
         Convertible Securities Series              0.85%
         --------------------------------------------------------
         Devon Series                               0.80%
         --------------------------------------------------------
         Growth and Income Series                   0.80%
         --------------------------------------------------------
         Growth Opportunities Series                0.85%
         --------------------------------------------------------
         High Yield Series                          0.80%
         --------------------------------------------------------
         REIT Series                                0.85%
         --------------------------------------------------------
         Select Growth Series                       0.85%
         --------------------------------------------------------
         Small Cap Value Series                     0.85%
         --------------------------------------------------------
         Social Awareness Series                    0.85%
         --------------------------------------------------------
         Strategic Income Series                    0.80%
         --------------------------------------------------------
         Trend Series                               0.85%
         --------------------------------------------------------
         U.S. Growth Series                         0.75%
         --------------------------------------------------------

         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through [April 30, 2000]:

         --------------------------------------------------------
         Emerging Markets Series                    1.50%
         --------------------------------------------------------
         Global Bond Series                         0.85%
         --------------------------------------------------------
         International Equity Series                0.95%
         --------------------------------------------------------

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the High Yield, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Growth and Income, Balanced and Growth Opportunities Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997,

Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

Distribution and Service

         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor pursuant to Distribution Agreements.

         The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Plan under Rule 12b-1 - Pursuant to Rule 12b-1 under the 1940 Act, Premium Fund has adopted a separate plan for Class 2 shares of each Series (the "Plan"). The Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plan is designed to benefit the Fund and its shareholders and, ultimately the Fund's beneficial contract owners.

         The Plan permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class 2 shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to insurance company sponsors, brokers, dealers and others. In addition, the Fund may make payments from the 12b-1 Plan fees of Class 2 shares directly to others, such as insurance company sponsors, who aid in the distribution of Class shares or provide services in respect of the Class, pursuant to service agreements with Premium Fund.

         The maximum aggregate fee payable by the Fund under the Plan, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets of Class 2 shares (up to 0.25% of which are service fees to be paid to the Distributor, insurance company sponsors, dealers and others for providing personal service and/or maintaining shareholder accounts). The Fund's Board of Trustees has initially set the fee at an annual rate of 0.15% of Class 2's average daily net assets.

         While payments pursuant to the Plans currently may not exceed 0.15% annually (and may never exceed 0.30% annually) with respect to Class 2 shares, the Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Class. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of Fund's unaffiliated trustees, who may reduce the fees or terminate the Plan at any time.

         All of the distribution expenses incurred by the Distributor and others, such as insurance company sponsors or broker/dealers, in excess of the amount paid on behalf of Class 2 shares would be borne by such persons without any reimbursement from such Class.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plan and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Premium Fund, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plan by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plan is in the best interest of shareholders of Class 2 shares and that there is a reasonable likelihood of the Plan providing a benefit to that Class. The Plan and the Distribution Agreement, as amended, may be terminated with respect to the Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Premium Fund having no interest in the Plans. In addition, in order for the Plan to remain effective, the selection and nomination of trustees who are not "interested persons" of Premium Fund must be made by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

         Delaware Service Company, Inc. (the "Transfer Agent"), another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for each Series pursuant to a Shareholders Services Agreement . The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND  TRUSTEES

         The business and affairs of the Fund are managed under the direction of its Board of Trustees.

         Certain officers and Trustees of the Fund hold identical positions in each of the other funds in the Delaware Investments family.

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

          Trustees and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and Trustee is One Commerce Square, Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------

*Wayne A. Stork (62)                                              Chairman, Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                                                  Prior to January 1, 1999, Mr. Stork was Director of Delaware
                                                                  Capital Management, Inc.; Chairman, President and Chief Executive
                                                                  Officer and Director/Trustee of DMH Corp., Delaware Distributors,
                                                                  Inc. and Founders Holdings, Inc.; Chairman, President, Chief
                                                                  Executive Officer, Chief Investment Officer and Director/Trustee
                                                                  of Delaware Management Company, Inc. and Delaware Management
                                                                  Business Trust; Chairman, President, Chief Executive Officer and
                                                                  Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive
                                                                  Officer and Chief Investment Officer of Delaware Investment
                                                                  Advisers (a series of Delaware Management Business Trust);
                                                                  Chairman and Chief Executive Officer of Delaware International
                                                                  Advisers Ltd.; Chairman, Chief Executive Officer and Director of
                                                                  Delaware International Holdings Ltd.; Chief Executive Officer of
                                                                  Delaware Management Holdings, Inc.; President and Chief Executive
                                                                  Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.;
                                                                  Director of Delaware Service Company, Inc. and Retirement
                                                                  Financial Services, Inc. Prior to January 1, 2000, Mr. Stork was
                                                                  Chairman and Director of Delaware Management Holdings, Inc. and a
                                                                  Director of Delaware International Advisers Ltd.

                                                                  In addition, during the five years prior to January 1, 1999, Mr.
                                                                  Stork has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

----------------------

* Trustee affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
*David K. Downes (60)

                                                                  President, Chief Executive Officer, Chief Financial Officer and
                                                                  Director/Trustee of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                                                  President and Director of Delaware Management Company, Inc.

                                                                  President of Delaware Management Company (a series of Delaware
                                                                  Management Business Trust)

                                                                  President, Chief Executive Officer and Director of Delaware
                                                                  Capital Management, Inc.

                                                                  Chairman, President, Chief Executive Officer and Director of
                                                                  Delaware Service Company, Inc.

                                                                  President, Chief Operating Officer, Chief Financial Officer and
                                                                  Director of Delaware International Holdings Ltd.

                                                                  Chairman and Director of Delaware Management Trust Company and
                                                                  Retirement Financial Services, Inc.

                                                                  Executive Vice President, Chief Operating Officer, Chief Financial
                                                                  Officer of Delaware Management Holdings, Inc., Founders CBO
                                                                  Corporation, Delaware Investment Advisers (a series of Delaware
                                                                  Management Business Trust) and Delaware Distributors, L.P.

                                                                  Executive Vice President, Chief Operating Officer, Chief Financial
                                                                  Officer and Director of DMH Corp., Delaware Distributors, Inc.,
                                                                  Founders Holdings, Inc. and Delvoy, Inc.

                                                                  Executive Vice President and Trustee of Delaware Management
                                                                  Business Trust

                                                                  Director of Delaware International Advisers Ltd.

                                                                  During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------------
Trustee                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (72)                 Director/Trustee the Fund and each of the other 32 investment companies in the
                                      Delaware Investments family

                                      460 North Gulph Road, King of Prussia, PA 19406

                                      Board Chairman, Citadel Constructors, Inc.

                                      From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                      1991, he was a partner of I&L Investors.
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham (62)                   Director/Trustee of the Fund and 18 other investment companies in the Delaware
                                      Investments family

                                      Private Investor.

                                      P.O. Box 819, Gwynedd Valley, PA 19437

                                      Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                      Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and
                                      Chief Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                      Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                      Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of
                                      Complete Care Services from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (61)                 Director/Trustee of the Fund and each of the 32 other investment companies in the
                                      Delaware Investments family.

                                      500 Fifth Avenue, New York, NY  10110

                                      Founder and Managing Director, Anthony Knerr & Associates

                                      From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                      Columbia University, New York.  From 1987 to 1989, he was also a lecturer in
                                      English at the University.  In addition, Mr. Knerr was Chairman of The Publishing
                                      Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing
                                      Group, Inc. in 1988.
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (59)                     Director/Trustee of the Fund and each of the other 32 other investment companies in the Delaware Investments family

                                      785 Park Avenue, New York, NY  10021

                                      Retired Treasurer, National Gallery of Art

                                      From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art
                                      and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery
                                      of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal
                                      Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Director                              Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (64)                Director/Trustee of the Funds and each of the other 32 investment companies in the
                                      Delaware Investments family

                                      200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                      President and Chief Executive Officer, MLM Partners, Inc.

                                      Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                      since 1996.  From February to September 1994, Mr. Madison served as Vice
                                      Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                      from 1988 to 1993, he was President of U.S. WEST Communications--Markets.
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Peck (74)                  Director/Trustee of the Fund and each of the other 32 investment companies in the
                                      Delaware Investments family

                                      P.O. Box 1102, Columbia, MD  21044

                                      Secretary/Treasurer, Enterprise Homes, Inc.

                                      From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
                                      Ryland Group, Inc., Columbia, MD.
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (51)                 Director/Trustee of the Fund and 32 other investment companies in the Delaware
                                      Investments family.

                                      Building 220-13W-37, St. Paul, MN 55144

                                      Vice President and Treasurer, 3M Corporation.

                                      From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets
                                      for the 3M Corporation; Manager of Benefit Fund Investments for the 3M
                                      Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-
                                      1985; Consultant--Investment Technology Group of Chase Econometrics, 1982-1983;
                                      Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank
                                      of Chicago, 1970-1974.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)            Executive Vice President and Chief Investment Officer, Equity of the Fund, each of the other 32 investment companies in the Delaware Investments family

                                      Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a series of
                                      Delaware Management Business Trust)

                                      Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital
                                      Management, Inc.

                                      Executive Vice President/Chief Investment Officer of Delaware Management Company (a series of
                                      Delaware Management Business Trust)

                                      Executive Vice President and Trustee of  Delaware Management Business Trust

                                      Director of Delaware International Advisers Ltd.

                                      During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)               Executive Vice President and Chief Investment Officer, Fixed Income of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                      Director of Delaware Management Holdings, Inc. and Founders CBO Corporation.

                                      Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware Management
                                      Company (a series of Delaware Management Business Trust)

                                      Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware Investment
                                      Advisers (a series of Delaware Management Business Trust)

                                      Executive Vice President and Director of Founders Holdings, Inc.

                                      Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                      Management, Inc.

                                      Mr. McMeekin joined Delaware Investments in 1999.  During the past five years, he has also served in various executive capacities for Lincoln National Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (42)              Executive Vice President/General Counsel of the Fund and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware
                                      Distributors, L.P., Delaware Management Company (a series of Delaware Management Business
                                      Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                      Founders CBO Corporation.

                                      Executive Vice President/General Counsel and Director of Delaware International Holdings Ltd.,
                                      Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company, Inc.,
                                      Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                      Services, Inc., Delaware Distributors, Inc. and Delaware Management Trust Company.

                                      Executive Vice President and Trustee of Delaware Management Business Trust.

                                      Director of Delaware International Advisers Ltd.

                                      Director of HYPPCO Finance Company Ltd.

                                      During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller (46)                   Senior Vice President/Deputy General Counsel and Secretary of the Fund and each of the other 32 investment companies in Delaware Investments.

                                      Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                      Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                      Inc., Delaware Management Business Trust, Delaware Management Company (a series of
                                      Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                      Management Business Trust), Delaware Service Company, Inc., Delaware
                                      Capital Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                      Inc., Delaware Distributors, L.P. and Founders Holdings, Inc.

                                      During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (50)               Senior Vice President/Corporate Controller of the Fund and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment
                                      Advisers (a series of Delaware Management Business Trust)

                                      Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                      Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management Company, Inc.,
                                      Delaware Management Business Trust, Delaware Management Company (a series of
                                      Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                      Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                      Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware
                                      Management Business Trust

                                      Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management
                                      Trust Company

                                      Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                      Chief Financial Officer of Retirement Financial Services, Inc.

                                      During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (37)                Senior Vice President and Treasurer of the Fund and each of the other 32 investment companies in the Delaware Investments family.

                                      Senior Vice President/Investment Accounting of Delaware Management Company (a
                                      series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                      Delaware Capital Management, Inc. and Founders Holdings, Inc.

                                      Senior Vice President and Treasurer/ Investment Accounting of Delaware Distributors,
                                      L.P. and Delaware Investment Advisers (a series of Delaware Management Business
                                      Trust)

                                      Senior Vice President/Manager of Investment Accounting of Delaware International
                                      Holdings, Inc.

                                      Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                      Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                      Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                      Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice
                                      President for Equitable Capital Management Corporation, New York, NY from 1987 to
                                      1993.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey (54)                   Senior Vice President/Senior Portfolio Manager of the Fund, of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                      Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                      Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with
                                      Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Frank X. Morris (39)                  Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                      Delaware Management Business Trust) and Delaware Investment Advisers (a series of
                                      Delaware Management Business Trust)

                                      Before joining Delaware Investments in 1997, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is president of the Financial
                                      Analysis Society of Philadelphia and is a member of the Association of Investment
                                      Management and Research and the National Association of Petroleum Investment Analysts.
------------------------------------------------------------------------------------------------------------------------------------
John B. Fields (54)                   Senior Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                      Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                      Management Business Trust) and Delaware Capital Management, Inc.

                                      Trustee of Delaware Management Business Trust.

                                      During the past five years, Mr. Fields has served in various capacities within the
                                      Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Reed (45)                     Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust), Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                      During the past five years, Mr. Reed has served in such capacities within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols (42)                Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Vice President/Senior Portfolio Manager t of Founders Holdings, Inc.

                                      Treasurer/Assistant Secretary and Director of Founders CBO Corporation.

                                      During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Paul A. Matlack (40)                  Vice President/Senior Portfolio Manager of the Fund, the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Vice President/Senior Portfolio Manager of Founders Holdings, Inc.

                                      President and Director of Founders CBO Corporation.

                                      During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck (42)              Vice President/Senior Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                      Delaware Management Business Trust) and Delaware Investment Advisers (a series of series of Delaware Management Business Trust).

                                      Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at
                                      Cypress Capital Management in Wilmington and Chief Investment Officer of the University
                                      of Delaware Endowment Fund.
------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres (30)                  Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                      Prior to joining Delaware Investments in 1994, Mr. Andres performed investment counseling services as a Consulting Associate with Cambridge Associates, Inc. in
                                      Arlington Virginia.
------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett (   )             Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Prior to joining Delaware Investments in 1997, Mr. Basset served as Vice President in
                                      Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
John A. Heffern (   )                 Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Prior to joining Delaware Investments in 1997, Mr. Heffern was a Senior Vice President,
                                      Equity Research at NatWest Securities Corporation's Specialty Finance Services unit.
                                      Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown &
                                      Sons.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                               Business Experience
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski (   )              Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Prior to joining Delaware Investments in 1998, Mr. Hynoski served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group, where he specialized in the areas of science, technology, and telecommunications. Prior to that,
                                      Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs (   )                   Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      During the past five years, Ms. Wachs has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo (40)                      Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust), Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                      During the past five years, Mr. Grillo has served in various capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman (49)                Vice President/Portfolio Manager of the Fund, and the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                                      Management Business Trust) and Delaware Investment Advisers (a series of series of
                                      Delaware Management Business Trust).

                                      Prior joining Delaware Investments in 1995, he was Vice President and Director of
                                      Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada
                                      Hess.
------------------------------------------------------------------------------------------------------------------------------------

The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1999. Only the independent Trustees of the Fund receive compensation from the Fund.



       -------------------------------------------------------------------------------------------------------------------------
                                                       Pension or                                     Total
                                                       Retirement             Estimated           Compensation
                                  Aggregate         Benefits Accrued           Annual          from the Investment
                                Compensation           as Part of             Benefits              Companies
                                received from             Fund                  Upon               in Delaware
       Name(3)                    the Fund              Expenses            Retirement(1)        Investments(2)
       -------                    --------          ----------------        -------------        --------------
       Ann R. Leven                                       None                   $38,000
       Walter P. Babich                                   None                   $38,000
       Anthony D. Knerr                                   None                   $38,000
       Charles E. Peck                                    None                   $38,000
       Thomas F. Madison                                  None                   $38,000
       John H. Durham                                     None                   $32,180
       Janet L. Yeomans (4)                               None                   $38,000
       -------------------------------------------------------------------------------------------------------------------------



 (1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of December 31, 1999, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a director or trustee for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended Ann
         R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) W. Thacher Longstreth served as an independent Trustee of the Fund during the period January 1, 1999 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $000 from the Fund and $00,000 from all investment companies in the Delaware Investments family.

(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

         As of March 31, 2000, management believes the following accounts held 5% of record or more of the outstanding shares of each Series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:


Series                          Name and Address of Account                  Share Amount                         Percentage
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Series        SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------


                                Lincoln National Life Company
                                Separate Account - C
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801

-----------------------------------------------------------------------------------------------------------------------------
High Yield Series               SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653

-----------------------------------------------------------------------------------------------------------------------------
Capital Reserves Series         SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------

Balanced Series                 SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------

Cash Reserve Series             SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------

Growth Opportunities Series     SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653



-----------------------------------------------------------------------------------------------------------------------------
International Equity Series     SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653


-----------------------------------------------------------------------------------------------------------------------------

Series                          Name and Address of Account                  Share Amount                         Percentage
-----------------------------------------------------------------------------------------------------------------------------
Trend Series                    Lincoln National Life Company
                                Separate Account - C
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801


-----------------------------------------------------------------------------------------------------------------------------
                                SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------

Small Cap Value Series          SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
Global Bond Series              Lincoln National Life  Company
                                Separate Account - C
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------
SMA Life Assurance Company      Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------

Series                          Name and Address of Account                  Share Amount                         Percentage
-----------------------------------------------------------------------------------------------------------------------------

Strategic Income Series         SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
Devon Series                    SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln Life Variable Annuity
                                Account N
                                1300 S. Clinton Street
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------

Series                          Name and Address of Account                  Share Amount                         Percentage
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Series         SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company
                                Separate Account - C Seed Account
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln Life Variable Annuity Account N
                                1300 S Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------


Convertible Securities Series   SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company
                                Separate Account - C Seed Account
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------


Convertible Securities Series   Chicago Trust Company
                                For the Sole Benefit of
                                Lincoln National Corp
                                Employee Ret. Plan
                                C/o Marshall and Ilsley Trust Co.
                                P.O. Box 2977
                                Milwaukee, WI 53201
-----------------------------------------------------------------------------------------------------------------------------


Social Awareness Series         SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company
                                Separate Account N
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801
-----------------------------------------------------------------------------------------------------------------------------



Series                          Name and Address of Account                  Share Amount                         Percentage
-----------------------------------------------------------------------------------------------------------------------------
REIT Series                     The Travelers SEP Acct. TM2 for
                                Variable Annuities of
                                The Travelers Insurance Co.
                                One Tower Square 5MS
                                Hartford, CT 06183


-----------------------------------------------------------------------------------------------------------------------------
                                SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653
-----------------------------------------------------------------------------------------------------------------------------
                                Lincoln National Life Company
                                Separate Account - C Seed Account
                                1300 South Clinton Street
                                P.O. Box 2340
                                Fort Wayne, IN 46801


-----------------------------------------------------------------------------------------------------------------------------
REIT Series                     The Travelers SEP Acct. ABD2 for
                                Variable Annuities of
                                The Travelers Insurance Co.
                                One Tower Square 5MS
                                Hartford, CT 06183
-----------------------------------------------------------------------------------------------------------------------------

Select Growth Series            SMA Life Assurance Company
                                Separate Account VA-K
                                Attn: Jay Burke N344
                                440 Lincoln Street
                                Worcester, MA 01653

-----------------------------------------------------------------------------------------------------------------------------

GENERAL INFORMATION


         The Fund, which was organized as a Maryland corporation in 1987 and reorganized as a Delaware business trust on December 15, 1999, is an open-end registered management investment company. With the exception of Global Bond, Emerging Markets and REIT Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond, Emerging Markets and REIT Series operate as nondiversified funds as defined by the 1940 Act.


         Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.


         In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed at a flat dollar amount each year and is approved by the Board of Trustees, including a majority of the disinterested Trustees. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

         The initial public offering date for the Growth and Income, High Yield, Capital Reserves, Cash Reserve and Balanced Series was July 28, 1988. The initial public offering date for Growth Opportunities Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series commenced on May 4, 1998. Select Growth Series commenced operations on May 1, 1999. U.S. Growth Series commenced operations on November , 1999.


EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Series. Each Series' service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Series is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

Capitalization

         Each Series offers two classes of shares, class 1 and class 2. Additional classes of shares may be offered in the future.

         The Fund has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Each class of each Series represents a proportionate interest in the assets of that Series, and each has the same voting and other rights and preferences, except class 1 may not vote on any matter affecting Plans under Rule 12b-1 that apply to class 2. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.


Noncumulative Voting

         Series shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: Category 1--Top Grade: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Category 2--Good
Grade: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for Delaware Group Premium Fund and, in its capacity as such, audits the annual financial statements contained in the Series' Annual Reports. Each Series' Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1999 are included in the Series' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

                                     PART C
                                     ------
                                Other Information
                                -----------------

Item 23               Exhibits

         (a)      Agreement and Declaration of Trust.

                  (1)      Agreement and Declaration of Trust (December 17,
                           1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (c)      Copies of All Instruments Defining the Rights of Holders.

                  (1) Agreement and Declaration of Trust. Articles III, V, and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (d)      Investment Management Agreements.

                  (1)      Form of Investment Management Agreement (December
                           1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (2)      Form of Investment Management Agreement (December
                           1999) between Delaware International Advisers, Ltd. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (3) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of Strategic Income Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (4) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Vantage Global Advisors, Inc. on behalf of Social Awareness Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (5) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Lincoln Investment Management, Inc. on behalf of REIT Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

                  (6) Form of Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Lynch & Mayer, Inc. on behalf of U.S. Growth Series incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (e)      Distribution Agreement.

                  (1) Form of Distribution Agreement (2000) between Delaware Distributors, L.P. and the Registrant on behalf of each Series attached as Exhibit.

         (f)      Not applicable.

         (g)      Custodian Agreements.

                  (1) Form of Custodian Agreement (December 1999) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                           (i) Form of Amendment (December 1999) to Custodian Agreement between The Chase Manhattan Bank and the Registrant on behalf of each Series incorporated into this filing by reference to Post-Effective Amendment No. 22 filed January 15, 1998.

                  (2) Form of Securities Lending Agreement (December 1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

         (h)      Other Material Contracts.

                  (1)      Form of Shareholders Services Agreement (December
                           1999) between Delaware Service Company, Inc. and the Registrant on behalf of Money Market Series (renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                   (2) Form of Amended and Restated Shareholder Services Agreement (December 1999) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series, Capital Reserves Series, Equity/Income Series (renamed Growth and Income Series), Multiple Strategy Series (renamed Delaware Balanced Series and to be renamed Balanced Series), Growth Series (renamed DelCap Series and to be renamed Growth Opportunities Series), International Equity Series, Value Series (renamed Small Cap Value Series), Emerging Growth Series (renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series, Quantum Series (renamed Social Awareness Series), REIT Series, Aggressive Growth Series (to be renamed Select Growth Series) and U.S. Growth Series incorporated into this filing by reference to Post-Effective Amendment No. 27 filed July 30, 1999.

                  (5) Form of Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

         (j)      Consent of Auditors. To be filed by Amendment.

         (k-l)    Not applicable.

         (m) Plan under Rule 12b-1. Form of Plan under Rule 12b-1 (2000) attached as Exhibit.

         (n)      Rule 18f-3 Plan. Form of Rule 18f-3 Plan (2000) attached as
                  Exhibit.

         (o) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 22 to the Registration Statement of Delaware Group Global & International Funds filed November 22, 1999.

Item 24.      Persons Controlled by or under Common Control with Registrant.
              None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 14, 1999.

Item 26.      Business and Other Connections of Investment Adviser.

              (a) Delaware Management Company ("Delaware Management"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Insured Funds, Voyageur Funds, Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of Delaware Management also serve as directors/trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by Delaware Management's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

     The following persons serving as directors or officers of Delaware Management Company have held the following positions during the past two years:


--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                   Chief Executive Officer of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Chief Executive Officer of Delaware Management
                                               Business Trust; Director of Delaware Management Holdings, Inc.; Chief Executive
                                               Officer and Director of DMH Corp.; Chief Executive Officer and Director of
                                               Delvoy, Inc.; Chief Executive Officer and Director of Delaware Management
                                               Company, Inc.; Director of Delaware Service Company, Inc.
--------------------------------------------   -------------------------------------------------------------------------------------
David K. Downes                                President of Delaware Management Company (a series of Delaware Management
                                               Business Trust); President, Chief Executive Officer and Director of Delaware
                                               Capital Management, Inc.; Director of Delaware International Advisers Ltd.;
                                               President, Chief Executive Officer, Chief Financial Officer and Trustee/Director
                                               of the Registrant and each of the other investment companies in the Delaware
                                               Investments family; President and Director of Delaware Management Company, Inc.;
                                               Chairman, President, Chief Executive Officer and Director of Delaware Service
                                               Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and
                                               Director of Delaware International Holdings Ltd.; President, Chief Operating
                                               Officer and Director of Delaware General Management, Inc.; Chairman and Director
                                               of Delaware Management Trust Company and Retirement Financial Services, Inc.;
                                               Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                               Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust) and
                                               Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer,
                                               Chief Financial Officer and Director of DMH Corp., Delaware Distributors, Inc.,
                                               Founders Holdings, Inc. and Delvoy, Inc.; Executive Vice President, Chief
                                               Operating Officer, Chief Financial Officer and Trustee of Delaware Management
                                               Business Trust

                                               Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                               Place, Newtown Square, PA
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Richard J. Flannery                            Executive Vice President/General Counsel of the Registrant and each of the other investment companies in the Delaware Investments family, Delaware Management
                                               Holdings, Inc., Delaware Distributors, L.P., Delaware Management Company (a
                                               series of Delaware Management Business Trust), Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust) and Founders CBO Corporation;
                                               Director of Delaware International Advisers Ltd.; Executive Vice
                                               President/General Counsel and Director of Delaware International Holdings Ltd.,
                                               Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company,
                                               Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                               Retirement Financial Services, Inc., Delaware Distributors, Inc., Delaware
                                               General Management, Inc. and Delaware Management Trust Company.; Executive Vice
                                               President, General Counsel and Trustee of Delaware Management Business Trust;
                                               Director of HYPPCO Finance Company Ltd.

                                               Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                               Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                               Bulltown Rd., Elverton, PA
--------------------------------------------   -------------------------------------------------------------------------------------
Richard G. Unruh                               Executive Vice President/Chief Investment Officer of Delaware Management Company
                                               (a series of Delaware Management Business Trust); Director of Delaware
                                               International Advisers Ltd.; Executive Vice President and Chief Investment
                                               Officer, Equity of the Registrant and each of the other investment companies in the Delaware Investments family; Chief Executive Officer/Chief Investment
                                               Officer of Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust); Executive Vice President of Delaware Management Holdings, Inc.
                                               and Delaware Capital Management, Inc.; Executive Vice President and Trustee of
                                               Delaware Management Business Trust

                                               Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                               since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                               of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                               Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                               Drive, Reston, VA
--------------------------------------------   -------------------------------------------------------------------------------------

H. Thomas McMeekin(2)                          Executive Vice President of Delaware Management Business Trust; Executive Vice
                                               President/Chief Investment Officer DMC-Fixed Income of Delaware Management
                                               Company (a series of Delaware Management Business Trust); Executive Vice
                                               President/Chief Investment Officer DIA-Fixed Income of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Executive Vice
                                               President of Delaware Capital Management, Inc.; Executive Vice President and
                                               Director of Delaware Management Holdings, Inc.; Executive Vice President and
                                               Chief Investment Officer, Fixed Income of the Registrant and each of the other investment companies in the Delaware Investments family.
--------------------------------------------   -------------------------------------------------------------------------------------
William E. Dodge(3)                            Executive Vice President/Chief Investment Officer, DMC-Equity of Delaware
                                               Management Company (a series of Delaware Management Trust Company); Executive
                                               Vice President of Delaware Management Business Trust; President/Chief
                                               Investment Officer, DIA-Equity of Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust) ; Executive Vice President of Delaware
                                               Capital Management, Inc.
--------------------------------------------   -------------------------------------------------------------------------------------
John C.E. Campbell                             Executive Vice President/Global Marketing & Client Services of Delaware Management
                                               Company (a series of Delaware Management Business Trust) and Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Director of Delaware
                                               International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------


--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Douglas L. Anderson                            Senior Vice President/Operations of Delaware Management Company (a series of
                                               Delaware Management Business Trust; Senior Vice President/Operations of Delaware
                                               Service Company, Inc.; Senior Vice President/Operations of Retirement Financial
                                               Services, Inc.; Senior Vice President/Operations of Delaware Management Trust
                                               Company.
---------------------------------------------  -------------------------------------------------------------------------------------
Michael P. Bishof                              Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and Delaware
                                               Capital Management, Inc., Delaware Distributors L.P. and Founders Holdings, Inc.;
                                               Senior Vice President and Treasurer of the Registrant and each of the other investment companies in the Delaware Investments family; Senior Vice President and
                                               Treasurer/ Investment Accounting of Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust); Senior Vice President/Manager of Investment
                                               Accounting of Delaware International Holdings, Inc.; Senior Vice President and
                                               Assistant Treasurer of Founders CBO Corporation
---------------------------------------------  -------------------------------------------------------------------------------------
Lisa O. Brinkley                               Senior Vice President/Compliance Director of Delaware Management Company (a series of
                                               Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                               Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                               Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                               Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P.,
                                               Delaware General Management, Inc., the Registrant and each of the other investment companies in the Delaware Investments family; Senior Vice President/Compliance
                                               Director/Assistant Secretary of Delaware Management Trust Company
---------------------------------------------  -------------------------------------------------------------------------------------
Robert J. DiBraccio                            Senior Vice President/Head of Equity Trading of Delaware Management Company (a
                                               series of Delaware Management Business Trust); Senior Vice President/Head of
                                               Equity Trading of Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust); Senior Vice President/Head of Equity Trading of Delaware Capital
                                               Management, Inc.
---------------------------------------------  -------------------------------------------------------------------------------------
John B. Fields                                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                               series of Delaware Management Business Trust); Trustee of Delaware Management
                                               Business Trust; Senior Vice President/Senior Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Senior Vice
                                               President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Senior Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family.
---------------------------------------------  -------------------------------------------------------------------------------------
Gerald S. Frey                                 Senior Vice President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family, Delaware Management
                                               Company (a series of Delaware Management Business Trust), Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust) and Delaware Capital
                                               Management, Inc.
---------------------------------------------  -------------------------------------------------------------------------------------
Susan L. Hanson                                Senior Vice President/Global Marketing and Client Services of Delaware Management
                                               Company  (a series of Delaware Management Business Trust); Senior Vice
                                               President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Joseph H. Hastings                             Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                               Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management Company, Inc., Delaware
                                               Management Business Trust, Delaware Management Company (a series of Delaware
                                               Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                               Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware
                                               International Holdings Ltd., Founders Holdings, Inc., Delaware Capital Management,
                                               Inc. and Delaware Management Business Trust; Senior Vice President/Corporate
                                               Controller of the Registrant and each of the other investment companies in the
                                               Delaware Investments family and Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust); Executive Vice President/Chief Financial
                                               Officer/Treasurer of Delaware Management Trust Company; Senior Vice
                                               President/Assistant Treasurer of Founders CBO Corporation; Chief Financial Officer of
                                               Retirement Financial Services, Inc.
--------------------------------------------   -------------------------------------------------------------------------------------
Joanne O. Hutcheson                            Senior Vice President/Human Resources of Delaware Management Company  (a series of
                                               Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                               Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                               Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware
                                               Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware
                                               Distributors, Inc., Delaware Distributors, L.P., Delaware General Management, Inc.
                                               and the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Karina J. Ivstan                               Senior Vice President/Strategic Planning of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Senior Vice President/Strategic Planning of
                                               Delaware Management Holdings, Inc.; Senior Vice President/Strategic Planning of
                                               Delaware Management Business Trust; Senior Vice President/Strategic Planning of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior
                                               Vice President/Strategic Planning of Delaware Service Company, Inc.; Senior Vice
                                               President/Strategic Planning of Delaware Capital Management, Inc.; Senior Vice
                                               President/Strategic Planning of Retirement Financial Services, Inc.; Senior Vice
                                               President/Strategic Planning of Delaware Management Trust Company; Senior Vice
                                               President/Strategic of Delaware Distributors, L.P.; Senior Vice President/Strategic
                                               Planning of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Richelle S. Maestro                            Senior Vice President, Deputy General Counsel and Secretary of Delaware Management
                                               Company (a series of Delaware Management Business Trust), Delaware Management
                                               Holdings, Inc., DMH Corp., Delaware Management Business Trust, Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust), Retirement Financial
                                               Services, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware
                                               Management Trust Company, Delaware International Holdings Ltd., Delvoy, Inc.,
                                               Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                                               Management, Inc., Founders Holdings, Inc. and Delaware General Management, Inc.;
                                               Secretary of Founders CBO Corporation; Senior Vice President, Deputy General Counsel
                                               and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family

                                               General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia,
                                               PA.
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Eric E. Miller                                 Senior Vice President, Deputy General Counsel and Assistant Secretary of Delaware
                                               Management Company (a series of Delaware Management Business Trust), Delaware
                                               Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                               Inc., Delaware Management Business Trust, Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital
                                               Management, Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                               Delaware Distributors, L.P., Delaware General Management, Inc. and Founders Holdings,
                                               Inc.; Senior Vice President, Deputy General Counsel and Secretary of the Registrant
                                               and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Paul M. Ross                                   Senior Vice President/Global Marketing and Client Services of Delaware Management
                                               Company (a series of Delaware Management Business Trust); Senior Vice
                                               President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
James L. Shields                               Senior Vice President, Chief Information Officer of Delaware Management Company (a
                                               series of Delaware Management Business Trust); Senior Vice President, Chief
                                               Information Officer of Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust); Senior Vice President, Chief Information Officer of Delaware Service
                                               Company, Inc.; Senior Vice President, Chief Information Officer of Delaware Capital
                                               Management Company, Inc.; Senior Vice President, Chief Information Officer of
                                               Retirement Financial Services, Inc.; Senior Vice President, Chief Information Officer
                                               of Delaware Distributors, L.P.
--------------------------------------------   -------------------------------------------------------------------------------------
Gary T. Abrams                                 Vice President/Equity Trading of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Equity Trading of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Christopher S. Adams                           Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Robert L. Arnold                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Marshall T. Bassett                            Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of each fund in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Christopher S. Beck                            Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of each fund in the Delaware Investments family.

                                               Trustee of New Castle County Pension Board since October 1992, Wilmington DE.
--------------------------------------------   -------------------------------------------------------------------------------------
Richard E. Beister                             Vice President/Trading Operations of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Trading Operations of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Vincent A. Brancaccio                          Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Michael P. Buckley                             Vice President/Portfolio Manager/Senior Municipal Analyst of Delaware Management
                                               Company (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager/Senior Municipal Analyst of Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust); Vice President/Portfolio Manager/Senior
                                               Municipal Analyst of the Registrant and each of the other investment companies in the
                                               Delaware Investments family
-------------------------------------------    -------------------------------------------------------------------------------------
MaryEllen M. Carrozza                          Vice President/Client Services of Delaware Management Company (a series of Delaware
                                               Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust), Delaware General Management and the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Stephen R. Cianci                              Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Mitchell L. Conery                             Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Timothy G. Connors                             Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Patrick P. Coyne                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
George E. Deming                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
James P. Dokas                                 Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/ Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Michael J. Dugan                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Roger A. Early                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Joel A. Ettinger                               Vice President/Taxation of Delaware Management Company (a series of Delaware
                                               Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delvoy,
                                               Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust);Vice
                                               President/Taxation of Delaware Service Company, Inc., Delaware Capital Management,
                                               Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc., Delaware
                                               Distributors, L.P., Founders Holdings, Inc., Founders CBO Corporation, Delaware
                                               General Management, Inc. and the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Charles E. Fish                                Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Joseph Fiorilla                                Vice President/Performance Analyst of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Performance Analyst of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
James A. Furgele                               Vice President/Investment Accounting of Delaware Management Company (a series of
                                               Delaware Management Business Trust);Vice President/Investment Accounting of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Investment Accounting of Delaware Service Company, Inc.; Vice
                                               President/Investment Accounting of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Thomas C. Gariepy(4)                           Vice President/Director of Corporate Communications of Delaware Management Company (a
                                               series of Delaware Management Business Trust); Vice President/Director of Corporate
                                               Communications of Delaware Investment Advisers (a series of Delaware Management
                                               Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Stuart M. George                               Vice President/Equity Trading of Delaware Management Company (a series of Delaware
                                               Management Business Trust);Vice President/Equity Trading of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Andrea Giles                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Portfolio Manager Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Barry Gladstein                                Vice President/Business Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust);Vice President/Business Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Paul Grillo                                    Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Brian T. Hannon                                Vice President of Delaware Management Company (a series of Delaware Management
                                               Business Trust); Vice President of Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust); Vice President/Senior Portfolio Manager of the Registrant
                                               and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
John A. Heffern                                Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Stuart N. Hosansky                             Vice President/Senior Credit Analyst of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Credit Analyst of the
                                               Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Elizabeth H. Howell                            Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Jeffrey W. Hynoski                             Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust);Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust);Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Cynthia Isom                                   Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Audrey E. Kohart                               Vice President/Assistant Controller/Corporate Accounting of Delaware Management
                                               Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                               Controller/Corporate Accounting of Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Steven T. Lampe                                Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/ Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Philip Y. Lin                                  Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                               Management Company (a series of Delaware Management Business Trust); Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust); Vice President, Associate General
                                               Counsel and Assistant Secretary of Delaware Service Company, Inc.; Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Capital Management,
                                               Inc.; Vice President, Associate General Counsel and Assistant Secretary of Retirement
                                               Financial Services, Inc.; Vice President, Associate General Counsel and Assistant
                                               Secretary of Delaware Management Trust Company; Vice President, Associate General
                                               Counsel and Assistant Secretary of Delaware Distributors, L.P.; Vice President,
                                               Associate General Counsel and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Michael D. Mabry                               Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                               Management Company (a series of Delaware Management Business Trust); Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust); Vice President, Associate General
                                               Counsel and Assistant Secretary of Delaware Service Company, Inc.; Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Capital Management,
                                               Inc.; Vice President, Associate General Counsel and Assistant Secretary of Retirement
                                               Financial Services, Inc.; Vice President, Associate General Counsel and Assistant
                                               Secretary of Delaware Distributors, L.P.; Vice President, Associate General Counsel
                                               and Assistant Secretary of Delaware Management Holdings, Inc.; Vice President,
                                               Associate General Counsel and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Paul A. Matlack                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of Founders Holdings, Inc., President and Director
                                               of Founders CBO Corporation; Vice President/Senior Portfolio Manager of the
                                               Registrant and each of the other investment companies in the Delaware Investments family.
--------------------------------------------   -------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                       Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Francis X. Morris                              Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Gerald T. Nichols                              Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of Founders Holdings, Inc., Treasurer, Assistant
                                               Secretary and Director of Founders CBO Corporation; Vice President/Senior Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Robert A. Norton, Jr.                          Vice President/Research Analyst of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Research Analyst of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
David P. O'Connor                              Vice President, Associate General Counsel and Assistant Secretary of Delaware
                                               Management Company (a series of Delaware Management Business Trust); Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust);Vice President, Associate General
                                               Counsel and Assistant Secretary of Delaware Service Company, Inc.; Vice President,
                                               Associate General Counsel and Assistant Secretary of Delaware Capital Management,
                                               Inc.; Vice President, Associate General Counsel and Assistant Secretary of Retirement
                                               Financial Services, Inc.; Vice President, Associate General Counsel and Assistant
                                               Secretary of Delaware Distributors, L.P.; Vice President, Associate General Counsel
                                               and Assistant Secretary of Delaware Management Holdings, Inc.; Vice President,
                                               Associate General Counsel and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Donald G. Padilla                              Vice President/Assistant Controller/Assistant Treasurer of Delaware Management
                                               Company (a series of Delaware Management Business Trust, DMH Corp., Delvoy, Inc.,
                                               Delaware Management Company, Inc., Delaware Management Business Trust, Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                               Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                               Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P.,
                                               Delaware General Management, Inc.; Assistant Vice President/Assistant Controller of
                                               Delaware International Holdings Ltd.; Assistant Vice President/Assistant Controller
                                               of Founders Holdings, Inc.
--------------------------------------------   -------------------------------------------------------------------------------------
Gary A. Reed                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                               President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Richard Salus                                  Vice President/Assistant Controller of Delaware Management Company (a series of
                                               Delaware Management Business Trust), Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust), Delaware Management Trust Company, Delaware
                                               International Holdings Ltd. and Delaware General Management, Inc.
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
Richard D. Siedel                              Vice President/Assistant Controller/Manager, Payroll of Delaware Management Company
                                               (a series of Delaware Management Business Trust); Vice President/Assistant
                                               Controller/Manager, Payroll of Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
Michael T. Taggart                             Vice President/Facilities and Administration Services of Delaware Management Company
                                               (a series of Delaware Management Business Trust); Vice President/Facilities and
                                               Administration Services of Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust); Vice President/Facilities and Administration Services of
                                               Delaware Service Company, Inc.; Vice President/Facilities and Administration Services
                                               of Delaware Distributors, L.P.
--------------------------------------------   -------------------------------------------------------------------------------------
Thomas J. Trotman                              Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                               Management Business Trust); Vice President/Portfolio Manager of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                               Manager of the Registrant and each of the other investment companies in the Delaware
                                               Investments family
--------------------------------------------   -------------------------------------------------------------------------------------
Lori P. Wachs                                  Vice President/ Portfolio Manager of Delaware Management Company (a series of
                                               Delaware Management Business Trust); Vice President/ Portfolio Manager of Delaware
                                               Investment Advisers (a series of Delaware Management Business Trust); Vice President/
                                               Portfolio Manager of the Registrant and each of the other investment companies in the
                                               Delaware Investments family
-------------------------------------------    -------------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRINCIPAL/PARTNER/DIRECTOR, Cooke & Bieler, Inc., Philadelphia, PA 1976-1998. PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA, March 1998-January 2000.
(2) PRESIDENT AND DIRECTOR, Lincoln Investment Management, Inc. 1987 to present. EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER of Lincoln National Corporation 1992 to present.
(3) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(4) VICE PRESIDENT/DIRECTOR OF PUBLIC RELATIONS, Liberty Funds Distributor, Inc., Boston, MA, 1996-1998.
--------------------------------------------------------------------------------

       (b) Delaware International Advisers Ltd. ("Delaware International") serves as sub-investment adviser to Strategic Income Series of the Registrant and also serves as investment manager or sub-investment adviser to certain of the other funds in the Delaware Investments family (Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Income Funds, and Delaware Group Adviser Funds) and other institutional accounts. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
G. Roger H. Kitson*                            Vice Chairman and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
David G. Tilles*                               Managing Director/Chief Investment Officer and Director of Delaware
                                               International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Elizabeth A. Desmond*                          Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
John Emberson*                                 Finance Director/Company Secretary/Compliance Officer and Chief Operating Officer of
                                               Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Clive A. Gillmore*                             Senior Portfolio Manager/Deputy Managing Director and Director of Delaware
                                               International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Nigel G. May*                                  Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Hamish O. Parker*                              Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Robert Akester*                                Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Fiona A. Barwick*                              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Joanna Bates*                                  Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Joshua H. Brooks*                              Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Gavin A. Hall*                                 Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
John Kirk*                                     Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
W. Hywel Morgan*                               Senior Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Christopher A. Moth*                           Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Richard J. Ginty*                              Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
R. Emma Lewis*                                 Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
Hugh A. Serjeant*                              Portfolio Manager of Delaware International Advisers Ltd.
--------------------------------------------   -------------------------------------------------------------------------------------
John C. E. Campbell**                          Director of Delaware International Advisers Ltd.; Executive Vice President/Global
                                               Marketing & Client Services of Delaware Management Company (a series of Delaware
                                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust)
--------------------------------------------   -------------------------------------------------------------------------------------
George E. Deming**                             Director of Delaware International Advisers Ltd.; Vice President/Senior Portfolio
                                               Manager of Delaware Management Company (a series of Delaware Management Business
                                               Trust) and Delaware Investment Advisers (a series of Delaware Management Business
                                               Trust)
--------------------------------------------   -------------------------------------------------------------------------------------

--------------------------------------------   -------------------------------------------------------------------------------------
                                               Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*           and other Positions and Offices Held
--------------------------------------------   -------------------------------------------------------------------------------------
David K. Downes**                              Director of Delaware International Advisers Ltd.; President, Chief Executive Officer,
                                               Chief Financial Officer and Director/Trustee of the Registrant and each of the other investment companies in the Delaware Investments family; President and Director of
                                               Delaware Management Company, Inc.; President of Delaware Management Company (a series of Delaware Management Business Trust); President, Chief Executive Officer and
                                               Director of Delaware Capital Management, Inc.; Chairman, President, Chief Executive
                                               Officer and Director of Delaware Service Company, Inc.; President, Chief Operating
                                               Officer, Chief Financial Officer and Director of Delaware International Holdings
                                               Ltd.; Chairman and Director of Delaware Management Trust Company and Retirement
                                               Financial Services, Inc.; Executive Vice President, Chief Operating Officer, Chief
                                               Financial Officer of Delaware Management Holdings, Inc., Founders CBO Corporation,
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                               Delaware Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief
                                               Financial Officer and Director of DMH Corp., Delaware Distributors, Inc., Founders
                                               Holdings, Inc. and Delvoy, Inc.; Executive Vice President and Trustee of Delaware
                                               Management Business Trust

                                               Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                                               Newtown Square, PA
--------------------------------------------   -------------------------------------------------------------------------------------
Richard J. Flannery**                          Director of Delaware International Advisers Ltd.; Executive Vice President/General
                                               Counsel of the Registrant and each of the other investment companies in the Delaware
                                               Investments family, Delaware Management Holdings, Inc., Delaware Distributors, L.P.,
                                               Delaware Management Company (a series of Delaware Management Business Trust),
                                               Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                                               Founders CBO Corporation; Executive Vice President/General Counsel and Director of
                                               Delaware International Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH
                                               Corp., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                               Capital Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                               Inc. and Delaware Management Trust Company.; Executive Vice President and Trustee of
                                               Delaware Management Business Trust; Director of HYPPCO Finance Company Ltd.

                                               Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA;
                                               Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                               Bulltown Rd., Elverton, PA
--------------------------------------------   -------------------------------------------------------------------------------------
Richard G. Unruh**                             Director of Delaware International Advisers Ltd.; Executive Vice President/Chief
                                               Investment Officer of Delaware Management Company (a series of Delaware Management
                                               Business Trust); Executive Vice President and Chief Investment Officer, Equity of the
                                               Registrant and each of the other investment companies in the Delaware Investments family; Chief Executive Officer/Chief Investment Officer of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust); Executive Vice President
                                               of Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.;
                                               Executive Vice President and Trustee of Delaware Management Business Trust

                                               Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                               1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                               Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                               Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA
--------------------------------------------   -------------------------------------------------------------------------------------

*    Business address of each is Third Floor, 80 Cheapside, London, England EC2V
     6EE.

**   Business address of each is 1818 Market Street, Philadelphia, PA 19103.

     (c) Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-investment adviser to the Social Awareness Series (formerly named Quantum Series). The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.

----------------------------------------------   -----------------------------------------------------------------------------------
                                                 Positions and Offices with Vantage Global Advisors, Inc. and its Principal
  Name and Principal Business Address            Affiliates and Other Positions and Offices Held
----------------------------------------------   -----------------------------------------------------------------------------------
  Roger Sayler(1)                                President and Chief Executive Officer of Vantage Global Advisors, Inc.
----------------------------------------------   -----------------------------------------------------------------------------------
 *Dennis A. Blume                                Director of Vantage Global Advisors, Inc.

                                                 Vice President and Director of Lincoln Investment Management, Inc. since 1985, 200
                                                 East Berry Street, Fort Wayne, IN; Director of Lynch & Mayer, Inc. since 1996, 520
                                                 Madison Avenue, New York, NY
----------------------------------------------   -----------------------------------------------------------------------------------
  Kevin S. Lee                                   Vice President/Controller/Compliance Officer
----------------------------------------------   -----------------------------------------------------------------------------------
  Christopher P. Harvey                          Vice President
----------------------------------------------   -----------------------------------------------------------------------------------
  Yi Feng Yang                                   Vice President
----------------------------------------------   -----------------------------------------------------------------------------------
  Perry D. Keck                                  Senior Vice President
----------------------------------------------   -----------------------------------------------------------------------------------
  Enrique DeJesus Chang                          Senior Vice President
----------------------------------------------   -----------------------------------------------------------------------------------
**H. Thomas McMeekin                             Director of Vantage Global Advisers, Inc.

                                                 Executive Vice President of Delaware Management Business Trust; Executive Vice
                                                 President /Chief Investment Officer DMC-Fixed Income of Delaware Management Company
                                                 (a series of Delaware Management Business Trust); Executive Vice President of
                                                 Delaware Capital Management, Inc.; Executive Vice President and Director of
                                                 Delaware Management Holdings, Inc.; Executive Vice President and Chief Investment
                                                 Officer, Fixed Income of each Funds in the Delaware Investments family.
----------------------------------------------   -----------------------------------------------------------------------------------
  Bruce D. Barton(2)                             Director of Vantage Global Advisors Inc.

                                                 President and Chief Executive Officer of Delaware Distributors, L.P. since 1996,
                                                 1818 Market Street, Philadelphia, PA
----------------------------------------------   -----------------------------------------------------------------------------------

(1) MANAGING DIRECTOR/GLOBAL HEAD OF DERIVATIVES, J.P. Morgan Investment Management prior to 1999.
(2) SENIOR VICE PRESIDENT AND DIRECTOR, Lincoln National Investment Companies February 1996 to October 1996; VICE PRESIDENT, Lincoln National Corporation May 1992 to October 1996.
*    Business address is 200 East Berry Street Fort Wayne, IN 46802.
**   Business address is 1818 Market Street, Philadelphia, PA 19103.

     (d) Lincoln Investment Management Company, Inc. serves as sub-adviser to the REIT Series. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Pooled Trust, Inc. In addition, Lincoln Investment Management Company, Inc. serves as investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.


     Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:

                                                  Positions and Offices with Lincoln Investment Management Company, Inc. and its
Name and Principal Business Address               Affiliates and Other Positions and Offices Held
-----------------------------------------------   ----------------------------------------------------------------------------------
***H. Thomas McMeekin                             President & Director of Lincoln Investment Management, Inc.; Executive Vice
                                                  President (previously Senior Vice President) and Chief Investment Officer of
                                                  Lincoln National Corporation; and Director of The Lincoln National Life
                                                  Insurance Company, Lincoln National Investments, Inc., Delaware Management
                                                  Holdings, Inc., Lincoln National Investment Companies, Inc. and Vantage Global
                                                  Advisors, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Dennis A. Blume                                Vice President of Lincoln Investment Management, Inc.; and Director of Vantage
                                                  Global Advisors, Inc
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Steven R. Brody                                Vice President and Director of Lincoln Investment Management, Inc.; Vice
                                                  President of The Lincoln National Life Insurance Company
-----------------------------------------------   ----------------------------------------------------------------------------------
  *David A. Berry                                 Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Philip C. Byrde                                Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Patrick R. Chasey                              Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Janet C. Chrzan                                Vice President/Treasurer of Lincoln Investment Management, Inc., Lincoln
                                                  National Corporation, LNC Equity Sales Corporation; Treasurer of Lincoln
                                                  National Investments, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *David C. Fischer                               Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
   Mark S. Forman                                 Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Robert C. Franzino                             Vice President/Portfolio Manager of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Luc N. Girard                                  Vice President and Actuary of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Walter M. Korinke                              Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *James M. Keefer                                Vice President and General Counsel and Director of Lincoln Investment
                                                  Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Howard R. Lodge                                Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *David J. Miller                                Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *David C. Patch                                 Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Regina N. Rohrbacher                           Compliance Officer of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Cynthia A. Rose                                Corporate Secretary of Lincoln Investment Management, Inc. and Lincoln
                                                  National Life Insurance Company.
-----------------------------------------------   ----------------------------------------------------------------------------------
  *Jay M. Yentis                                  Portfolio Manager/Second Vice President of Lincoln Investment Management, Inc.
-----------------------------------------------   ----------------------------------------------------------------------------------

*    Business address is 200 East Berry Street, Fort Wayne, IN 46802.
**   Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.
***  Business address is 1818 Market Street, Philadelphia, PA 19103.

Item 27.  Principal Underwriters.

          (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

          (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal Business Address*        Positions and Offices with Underwriter         Positions and Offices with Registrant
-----------------------------------------   --------------------------------------------   -----------------------------------------
Delaware Distributors, Inc.                 General Partner                                None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Delaware Investment Advisers                Limited Partner                                None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Delaware Capital Management, Inc.           Limited Partner                                None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Bruce D. Barton                             President and Chief Executive Officer          None
-----------------------------------------   --------------------------------------------   -----------------------------------------
David K. Downes                             Executive Vice President/Chief Operating       President and Chief Executive Officer/
                                            Officer/Chief Financial Officer                Chief Financial Officer/Chief Operating
                                                                                           Officer and Trustee
-----------------------------------------   --------------------------------------------   -----------------------------------------
Richard J. Flannery                         Executive Vice President/General Counsel       Executive Vice President/General Counsel
-----------------------------------------   --------------------------------------------   -----------------------------------------
Diane M. Anderson                           Senior Vice President/Retirement Operations    None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Michael P. Bishof                           Senior Vice President/Treasurer/               Senior Vice President/Treasurer
                                            Investment Accounting
-----------------------------------------   --------------------------------------------   -----------------------------------------
Daniel J. Brooks III                        Senior Vice President/Wholesaler               None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Terrence P. Cunningham                      Senior Vice President/National Sales           None
                                            Director, Financial Institutions
-----------------------------------------   --------------------------------------------   -----------------------------------------
Joseph H. Hastings                          Senior Vice President/Treasurer/               Senior Vice President/Corporate
                                            Corporate Controller                           Controller
-----------------------------------------   --------------------------------------------   -----------------------------------------
Joanne O. Hutcheson                         Senior Vice President/Human Resources          Senior Vice President/Human Resources
-----------------------------------------   --------------------------------------------   -----------------------------------------
Bradley L. Kolstoe                          Senior Vice President/Western Division         None
                                            Sales, Independent Plannner and Insurance
                                            Channel
-----------------------------------------   --------------------------------------------   -----------------------------------------
Richelle S. Maestro                         Senior Vice President/Deputy General           Senior Vice President/Deputy General
                                            Counsel/ Secretary                             Counsel/ Secretary
-----------------------------------------   --------------------------------------------   -----------------------------------------
Mac Macaulliffe                             Senior Vice President/Divisional               None
                                            Sales Manager
-----------------------------------------   --------------------------------------------   -----------------------------------------
J. Chris Meyer                              Senior Vice President/Director,                None
                                            Product Management
-----------------------------------------   --------------------------------------------   -----------------------------------------
Eric E. Miller                              Senior Vice President/Deputy General           Senior Vice President/Deputy General
                                            Counsel/Assistant Secretary                    Counsel/Secretary
-----------------------------------------   --------------------------------------------   -----------------------------------------
Stephen C. Nell                             Senior Vice President/National                 None
                                            Retirement Sales
-----------------------------------------   --------------------------------------------   -----------------------------------------
Henry W. Orvin                              Senior Vice President/Eastern Divisional       None
                                            Sales Manager
-----------------------------------------   --------------------------------------------   -----------------------------------------
Christopher H. Price                        Senior Vice President/Channel Manager,         None
                                            Insurance
-----------------------------------------   --------------------------------------------   -----------------------------------------

Name and Principal Business Address*        Positions and Offices with Underwriter         Positions and Offices with Registrant
-----------------------------------------   --------------------------------------------   -----------------------------------------
Thomas E. Sawyer                            Senior Vice President/Director,                None
                                            National Sales
-----------------------------------------   --------------------------------------------   -----------------------------------------
James L. Shields                            Senior Vice President/Chief Information        None
                                            Officer
-----------------------------------------   --------------------------------------------   -----------------------------------------
Steven Sorenson                             Senior Vice President/National Director,       None
                                            Independent Planner Channel
-----------------------------------------   --------------------------------------------   -----------------------------------------
Richard P. Allen                            Vice President/Wholesaler, Midwest             None
-----------------------------------------   --------------------------------------------   -----------------------------------------
David P. Anderson, Jr.                      Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Jeffrey H. Arcy                             Vice President/Wholesaler, South East          None
                                            Region
-----------------------------------------   --------------------------------------------   -----------------------------------------
Patrick A. Bearss                           Vice President/Wholesaler - Midwest            None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Gabriella Bercze                            Vice President/Wholesaler, Financial           None
                                            Institutions
-----------------------------------------   --------------------------------------------   -----------------------------------------
Larry D. Bridwell                           Vice President/Financial Institutions          None
                                            Wholesaler
-----------------------------------------   --------------------------------------------   -----------------------------------------
Lisa O. Brinkley                            Vice President/Compliance Director             Vice President/Compliance Director
-----------------------------------------   --------------------------------------------   -----------------------------------------
Terrance L. Bussard                         Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Daniel H. Carlson                           Vice President/Marketing Services              None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Larry Carr                                  Vice President/Variable Annuity Sales          None
                                            Manager
-----------------------------------------   --------------------------------------------   -----------------------------------------
William S. Carroll                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Matthew Coldren                             Vice President/National Accounts               None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Patrick A Connelly                          Vice President/Registered Investment           None
                                            Adviser Sales
-----------------------------------------   --------------------------------------------   -----------------------------------------
Jessie V. Emery                             Vice President/Marketing Communications        None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Joel A. Ettinger                            Vice President/Taxation                        Vice President/Taxation
-----------------------------------------   --------------------------------------------   -----------------------------------------
Edward A. Foley                             Vice President/Marketing Communications        None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Susan T. Friestedt                          Vice President/Retirement Services             None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Douglas R. Glennon                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Darryl S. Grayson                           Vice President/Director, Internal Sales        None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Rhonda J. Guido                             Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Ronald A. Haimowitz                         Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------

Name and Principal Business Address*        Positions and Offices with Underwriter         Positions and Offices with Registrant
-----------------------------------------   --------------------------------------------   -----------------------------------------
Edward J. Hecker                            Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
John R. Herron                              Vice President/Variable Annuity Wholesaler     None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Steven N. Horton                            Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Dinah J. Huntoon                            Vice President/Product Manager, Equities       None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Karina J. Istvan                            Vice President/Strategic Planning              Vice President/Strategic Planning
-----------------------------------------   --------------------------------------------   -----------------------------------------
Christopher L. Johnston                     Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Michael J. Jordan                           Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Carolyn Kelly                               Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Richard M. Koerner                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Ellen M. Krott                              Vice President/Marketing                       None
-----------------------------------------   --------------------------------------------   -----------------------------------------
John LeBoeuf                                Vice President/Independent Planner and         None
                                            Insurance Sales-East
-----------------------------------------   --------------------------------------------   -----------------------------------------
SooHee Lee                                  Vice President/Fixed Income &                  None
                                            International Product Management
-----------------------------------------   --------------------------------------------   -----------------------------------------
Philip Y. Lin                               Vice President/Associate General Counsel/      Vice President/Associate General Counsel/
                                            Assistant Secretary                            Assistant Secretary
-----------------------------------------   --------------------------------------------   -----------------------------------------
John R. Logan                               Vice President/Wholesaler, Financial           None
                                            Institutions
-----------------------------------------   --------------------------------------------   -----------------------------------------
Michael D. Mabry                            Vice President/Associate General Counsel/      Vice President/Associate General Counsel/
                                            Assistant Secretary                            Assistant Secretary
-----------------------------------------   --------------------------------------------   -----------------------------------------
Theodore T. Malone                          Vice President/ Independent Planner and        None
                                            Insurance Sales Wholesaler
-----------------------------------------   --------------------------------------------   -----------------------------------------
Debbie Marler                               Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Raymond G. McCarthy                         Vice President/National Accounts,              None
                                            Independent Planner & Insurance Channel
-----------------------------------------   --------------------------------------------   -----------------------------------------
Joanne C. McCranie                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Gregory J. McMillan                         Vice President/National Accounts               None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Nathan W. Medin                             Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Scott L. Metzger                            Vice President/Business Development            None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Jamie L. Meyer                              Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Roger J. Miller                             Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------

Name and Principal Business Address*        Positions and Offices with Underwriter         Positions and Offices with Registrant
-----------------------------------------   --------------------------------------------   -----------------------------------------
Christopher W. Moore                        Vice President/Variable Annuity Wholesaler     None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Andrew F. Morris                            Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Patrick L. Murphy                           Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Scott E. Naughton                           Vice President/Independent Planner &           None
                                            Insurance Wholesaler
-----------------------------------------   --------------------------------------------   -----------------------------------------
Julie Nusbaum                               Vice President/Wholesaler, Financial           None
                                            Institutions
-----------------------------------------   --------------------------------------------   -----------------------------------------
Julie A. Nye                                Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Daniel J. O'Brien                           Vice President/Insurance Products              None
-----------------------------------------   --------------------------------------------   -----------------------------------------
David P. O'Connor                           Vice President/Associate General               Vice President/Associate General
                                            Counsel/Assistant Secretary                    Counsel/Assistant Secretary
-----------------------------------------   --------------------------------------------   -----------------------------------------
Joseph T. Owczarek                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Otis S. Page                                Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Mary Ellen Pernice-Fadden                   Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Eric Preus                                  Vice President/Wrap Wholesaler                 None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Philip G. Rickards                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Laura E. Roman                              Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Robert A. Rosso                             Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Terri Lynn Sabby                            Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Richard Salus                               Vice President/Assistant Controller            None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Linda D. Shulz                              Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Gordon E. Searles                           Vice President/Client Services                 None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Catherine A. Seklecki                       Vice President/Retirement Sales                None
-----------------------------------------   --------------------------------------------   -----------------------------------------
John C. Shalloe                             Vice President/Wrap Fee Wholesaler,            None
                                            Western Region
-----------------------------------------   --------------------------------------------   -----------------------------------------
Edward B. Sheridan                          Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Kimberly Spangler                           Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Robert E. Stansbury                         Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Stephanie R. Szabo                          Vice President/Retirement Marketing            None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Michael T. Taggart                          Vice President/Facilities and                  None
                                            Administration Services
-----------------------------------------   --------------------------------------------   -----------------------------------------

Name and Principal Business Address*        Positions and Offices with Underwriter         Positions and Offices with Registrant
-----------------------------------------   --------------------------------------------   -----------------------------------------
Julia R. Vander Els                         Vice President/Retirement Plan                 None
                                            Communications
-----------------------------------------   --------------------------------------------   -----------------------------------------
Wayne W. Wagner                             Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
John A. Wells                               Vice President/Marketing Technology            None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Courtney S. West                            Vice President/Institutional Sales             None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Andrew J. Whitaker                          Vice President/Wholesaler, Financial           None
                                            Institutions
-----------------------------------------   --------------------------------------------   -----------------------------------------
Scott Whitehouse                            Vice President/Wholesaler                      None
-----------------------------------------   --------------------------------------------   -----------------------------------------
Wesley Williams                             Vice President/Wholesaler
-----------------------------------------   --------------------------------------------   -----------------------------------------
Theodore V. Wood                            Vice President/Technical Systems Officer       None
-----------------------------------------   --------------------------------------------   -----------------------------------------

*    Business address of each is 1818 Market Street, Philadelphia, PA 19103.

     (c)  Inapplicable.

Item 28. Location of Accounts and Records.

     All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103, in London at Third Floor, 80 Cheapside, London, England EC2V 6EE, in New York at 630 Fifth Avenue, New York, NY 10111, or in Fort Wayne at 200 East Berry Street, Fort Wayne, IN 46802 or 1300 S. Clinton Street, Fort Wayne, IN 46802.

Item 29. Management Services.  None.

Item 30. Undertakings.  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 17th day of February 2000.

                                           DELAWARE GROUP PREMIUM FUND

                                             By /s/David K. Downes
                                                --------------------------------
                                                 David K. Downes
                                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                               Title                                      Date
---------------------          ----------------------------------------           -----------------
/s/ David K. Downes            President/Chief Executive Officer/Chief           February 17, 2000
---------------------          Operating Officer/Chief Financial
David K. Downes                Officer (Principal Executive Officer,
                               Principal Financial Officer and
                               Principal Accounting Officer) and
                               Trustee

/s/ Wayne A. Stork             Trustee                                            February 17, 2000
---------------------
Wayne A. Stork

/s/ Walter P. Babich           Trustee                                            February 17, 2000
---------------------
Walter P. Babich

/s/ John H. Durham             Trustee                                            February 17, 2000
---------------------
John H. Durham

/s/ Anthony D. Knerr           Trustee                                            February 17, 2000
---------------------
Anthony D. Knerr

/s/ Ann R. Leven               Trustee                                            February 17, 2000
---------------------
Ann R. Leven

/s/ Thomas F. Madison          Trustee                                            February 17, 2000
---------------------
Thomas F. Madison

/s/ Charles E. Peck            Trustee                                            February 17, 2000
---------------------
Charles E. Peck

/s/ Jan L. Yeomans             Trustee                                            February 17, 2000
---------------------
Jan L. Yeomans


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549















                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.    Exhibit

EX-99.E        Form of Distribution Agreement (2000)

EX-99.M        Form of Plan under Rule 12b-1 (2000)

EX-99.N        Form of 18f-3 Plan (2000)